Exhibit 10.1
EXECUTION COPY
SECOND AMENDMENT TO CREDIT AGREEMENT
(MSCC FUNDING I, LLC)
THIS SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of September 26,
2024 (this “Amendment”), is entered into by and among MSCC FUNDING I, LLC, a Delaware limited liability company, as borrower (the “Borrower”), MAIN STREET CAPITAL
CORPORATION, a Maryland corporation, as collateral manager (the “Collateral Manager”),
VIRTUS GROUP, LP, as collateral administrator (the “Collateral Administrator”), CITIBANK,
N.A., as collateral agent (in such capacity, the “Collateral Agent”), the Lenders party hereto, and
TRUIST BANK, as administrative agent (in such capacity, the “Administrative Agent”) and swingline lender (in such capacity, the “Swingline Lender”).
RECITALS
WHEREAS, the above named parties have entered into that certain Revolving Credit and
Security Agreement, dated as of November 22, 2022 (as amended, restated, supplemented or modified through the date hereof, the “Agreement”), by and among the Borrower, the Collateral
Manager, the Collateral Administrator, each of the Lenders from time to time party thereto, the
Administrative Agent, the Swingline Lender, the Collateral Agent and Citibank, N.A., as
Document Custodian and Custodian; and
WHEREAS, pursuant to and in accordance with Section 16.01 of the Agreement, the parties hereto desire to amend the Agreement in certain respects as provided herein.
WHEREAS, each Lender has consented to this Amendment.
NOW, THEREFORE, based upon the above Recitals, the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, hereby agree as follows:
SECTION 1. Definitions and Interpretation.
Each capitalized term used but not defined herein has the meaning ascribed thereto in the
Agreement. The rules of construction set forth in Section 1.02 of the Agreement are hereby incorporated as if fully set forth herein.
SECTION 2. Amendments.
With effect as of the Effective Date, the Agreement, including the Exhibits and Schedules attached thereto, is hereby amended as indicated in the attached Annex A with the text marked in underline indicating additions and with the text marked in strike through indicating deletions to the Agreement.
SECTION 3. Agreement in Full Force and Effect as Amended.
Except as specifically amended hereby, all provisions of the Agreement shall remain in full force and effect.  This Amendment shall not be deemed to expressly or impliedly waive,
771639224 22723957
Second Amendment to Credit Agreement
amend or supplement any provision of the Agreement other than as expressly set forth herein and shall not constitute a novation of the Agreement.
SECTION 4. Representations and Warranties.
Each of the Borrower and Collateral Manager hereby represents and warrants as of the date of this Amendment as follows:
(a)
this Amendment has been duly executed and delivered by it;
(b)
this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity;
(c)
each of the representations and warranties of the Borrower and the Collateral
Manager contained in the Facility Documents are true and correct in all material respects as of the date of this Amendment (except to the extent such representations and warranties expressly relate to any earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date as if made on such date); and
(d)
after giving effect to this Amendment, there is no Default, Event of Default,
Potential Collateral Manager Termination Event or Collateral Manager Termination Event that is continuing or would result from entering into this Amendment.
SECTION 5. Conditions to Effectiveness.
This Amendment shall become effective on the date upon which each of the following conditions precedent has been satisfied (the “Effective Date”):
(a)
receipt by the Administrative Agent and the Lenders of executed counterparts of:
(i)
this Amendment;
(ii)
the Amended and Restated Lender Fee Letter, dated as of the date hereof
(the “Lender Fee Letter”), by and among the Lenders and the Borrower, as agreed to and acknowledged by the Administrative Agent;
(b)
receipt by the Administrative Agent of a legal opinion delivered by Dechert LLP, in form and substance reasonably acceptable to the Administrative Agent;
(c)
receipt by the Lenders of the fees payable on the date hereof as specified in the
Lender Fee Letter to the extent invoiced at least one (1) Business Day prior to the Effective Date;
(d)
receipt by Mayer Brown LLP of its reasonable and documented fees and out-of-pocket expenses incurred in connection with the closing of the transactions contemplated by this Amendment to the extent invoiced at least one (1) Business Day prior to the Effective
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2
Date; and
(e)
payment of all fees and other amounts due and payable on or prior to the date hereof pursuant to the Facility Documents.
SECTION 6. Miscellaneous.
(a)
This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same agreement. Delivery of an executed signature page of this
Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
The  words “execution,” “signed,” “signature,”
“delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and all other documents to be executed in connection with this
Amendment shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce
Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the
Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent (it being understood that the Administrative Agent has agreed, for purposes of this Amendment and all other documents to be executed in connection with this Amendment, to accept Electronic Signatures delivered via “Adobe Sign” or “Docusign”). For purposes of this
Amendment and all other documents to be executed in connection with this Amendment,
“Electronic Signature” means an electronic symbol or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. Each party agrees that this Amendment and all other documents to be executed in connection with this Amendment may be electronically signed, and that any
Electronic Signatures appearing on this Amendment and all other documents to be executed in connection with this Amendment are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility.
(b)
This Amendment may not be amended or otherwise modified except as provided in the Agreement.
(c)
The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.
(d)
This Amendment is a Facility Document and all references to a “Facility
Document” in the Agreement and the other Facility Documents shall be deemed to include this
Amendment.
(e)
This Amendment represents the final agreement between the parties only with respect to the subject matter expressly covered hereby and may not be contradicted by evidence
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3
of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.
(f)
THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE
PARTIES UNDER THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE
OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED
UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER
FACILITY DOCUMENT (EXCEPT, AS TO ANY OTHER FACILITY DOCUMENT, AS
EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED
HEREBY AND THEREBY SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.
(g)
Each of the Borrower, the Collateral Manager, the Administrative Agent, and the
Lenders hereby consents to and directs each of the Collateral Administrator and the Collateral
Agent to execute this Amendment and acknowledges and agrees that each of the Collateral
Administrator and the Collateral Agent shall be fully protected in relying upon the foregoing consent and direction and hereby releases each of the Collateral Administrator and the Collateral
Agent and its respective officers, directors, agents, employees and shareholders, as applicable, from any liability for complying with such direction, including but not limited to any claim that this Amendment is not authorized or permitted by the Agreement or the Facility Documents or any claim that some or all of the conditions precedent to the execution of this Amendment have not been complied with. Each of the Collateral Administrator and the Collateral Agent are
entitled to the benefit of every provision of the Agreement relating to the conduct of, affecting the liability of or affording protection to the Collateral Administrator and the Collateral Agent in
entering into this Amendment.
[Signature Pages Follow]
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4
IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.
BORROWER:
MSCC FUNDING I, LLC
By: Main Street Capital Corporation, its sole
member
By:
Name: Ryan R. Nelson
Title: Chief Financial Officer and
Treasurer
COLLATERAL MANAGER:
MAIN STREET CAPITAL CORPORATION
By:
Name: Ryan R. Nelson
Title: Chief Financial Officer and
Treasurer
Second Amendment to Credit Agreement
/s/ Ryan R. Nelson
/s/ Ryan R. Nelson
COLLATERAL ADMINISTRATOR:
VIRTUS GROUP, LP
By: Rocket Partners Holdings, LLC, its General
Partner
By:__________________________________
Lisa Baltagi
Authorized Signatory
Name:
Title:
COLLATERAL AGENT:
Second Amendment to Credit Agreement
/s/ Lisa Baltagi
CITIBANK, N.A.
Name:
Title:
Azeneth Olvera-Bravo
Senior Trust Officer
By:__________________________________
/s/ Azeneth Olvera-Bravo
ADMINISTRATIVE AGENT,
SWING LINE LENDER AND
LENDER:
TRUIST BANK
Name: Emily Shields
Title: Managing Director
Second Amendment to Credit Agreement
By:__________________________________
/s/ Emily Shields
LENDER:
FIRST FINANCIAL BANK
LENDER:
LENDER:
ZIONS BANCORPORATIONN.A. DBA
AMEGYBANK
Second Amendment to Credit Agreement
Name: Michael Mendanhall
Title: Managing Director
By:__________________________________
/s/ Michael Mendanhall
Joseph K. Kotusky
First Vice President
By:__________________________________
/s/ Joseph K. Kotusky
APPLE BANK FOR SAVINGS
Name:
Title:
Name:Brad Ellis
Title: SVP
By:__________________________________
/s/ Brad Ellis
LENDER:
EVERBANK, N.A.
Name: Martin O'Brien
Title: Director
LENDER:
WESTERN ALLIANCE BANK
Second Amendment to Credit Agreement
By:__________________________________
/s/ Martin O'Brien
Title:
Managing Director
By:__________________________________
/s/ Grant Pritchard
Name: Grant Pritchard
ANNEX A
See Attached
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CONFORMED THROUGH ~~FIRST~~SECOND AMENDMENT
Revolving Credit and Security Agreement
among
MSCC FUNDING I, LLC,
as Borrower,
Main Street Capital Corporation,
as Collateral Manager
the Lenders from time to time parties hereto,
Truist Bank,
as Administrative Agent and Swingline Lender
CITIBANK, N.A.,
as Collateral Agent, as Document Custodian and as Custodian
and
Virtus Group, LP,
as Collateral Administrator
Dated as of November 22, 2022
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Table of Contents
Section
Heading
Page
ARTICLE I DEFINITIONS; RULES OF CONSTRUCTION; COMPUTATIONS1
Section 1.01.
Section 1.02.
Section 1.03.
Section 1.04.
Section 1.05.
Section 1.06.
Definitions1
Rules of Construction58
Computation of Time Periods58
Collateral Value Calculation Procedures59
Divisions60
Rates61
ARTICLE II ADVANCES61
Section 2.01.
Section 2.02.
Section 2.03.
Section 2.04.
Section 2.05.
Section 2.06.
Section 2.07.
Section 2.08.
Section 2.09.
Section 2.10.
Section 2.11.
Revolving Credit Facility
61
Making of the Advances62
Evidence of Indebtedness62
Payment of Principal and Interest63
Prepayment of Advances64
Changes of Commitments65
Maximum Lawful Rate65
Several Obligations65
Increased Costs66
Compensation; Breakage Payments67
Illegality; Inability to Determine Rates; Benchmark
Replacement Setting68
Rescission or Return of Payment70
Past Due Interest71
Payments Generally71
Section 2.12.
Section 2.13.
Section 2.14.
Section 2.15.
Section 2.16.
Section 2.17.
Section 2.18.
Refunding of Swingline Advances.
71
Defaulting Lenders72
Replacement of Lenders.
74
Increase in Facility Amount75
ARTICLE III CONDITIONS PRECEDENT76
Section 3.01.
Section 3.02.
Conditions Precedent to Initial Advances76
Conditions Precedent to Each Borrowing78
ARTICLE IV REPRESENTATIONS AND WARRANTIES79
Section 4.01.
Section 4.02.
Representations and Warranties of the Borrower79
Representations and Warranties of the Collateral Manager83
ARTICLE V COVENANTS86
Section 5.01.
Section 5.02.
Section 5.03.
Section 5.04.
Section 5.05.
Affirmative Covenants of the Borrower86
Negative Covenants of the Borrower91
Affirmative Covenants of the Collateral Manager94
Negative Covenants of the Collateral Manager97
Certain Undertakings Relating to Separateness97
ARTICLE VI EVENTS OF DEFAULT99
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Section 6.01.
Section 6.02.
Events of Default99
Collateral Manager Termination Events103
ARTICLE VII PLEDGE OF COLLATERAL; RIGHTS OF THE COLLATERAL
AGENT104
Section 7.01.
Section 7.02.
Section 7.03.
Section 7.04.
Section 7.05.
Section 7.06.
Section 7.07.
Grant of Security104
Release of Security Interest106
Rights and Remedies106
Remedies Cumulative107
Related Documents108
Borrower Remains Liable108
Protection of Collateral108
ARTICLE VIII ACCOUNTS, ACCOUNTINGS AND RELEASES109
Section 8.01.
Section 8.02.
Section 8.03.
Section 8.04.
Section 8.05.
Collection of Money109
Collection Account110
Transaction Accounts111
The Revolving Reserve Account; Fundings111
Reinvestment of Funds in Covered Accounts; Reports by
Collateral Agent112
Accountings113
Section 8.06.
Section 8.07.
Section 8.08.
Section 8.09.
Release of Collateral
114
Reports by Independent Accountants115
Covered Account Details115
ARTICLE IX APPLICATION OF MONIES115
Section 9.01.
Disbursements of Monies from Payment Account115
ARTICLE X SALE OF COLLATERAL LOANS; PURCHASE OF ADDITIONAL
COLLATERAL LOANS119
Section 10.01.
Section 10.02.
Section 10.03.
Section 10.04.
Sales of Collateral Loans119
Purchase of Additional Collateral Loans          ~~120~~121
Substitution and Transfer of Loans121
Conditions Applicable to All Sale, Substitution and Purchase
Transactions122
Additional Equity Contributions123
Section 10.05.
ARTICLE XI ADMINISTRATION AND SERVICING OF CONTRACTS123
Section 11.01.
Section 11.02.
Section 11.03.
Section 11.04.
Section 11.05.
Section 11.06.
Section 11.07.
Section 11.08.
Designation of the Collateral Manager123
Duties of the Collateral Manager~~123~~124
Limited Liability of the Collateral Manager.
126
Authorization of the Collateral Manager127
Collection Efforts; Modification of Collateral127
Collateral Management Compensation128
The Collateral Manager Not to Resign128
Collateral Manager Termination Notice; Appointment of
Successor Collateral Manager128
ARTICLE XII THE AGENTS~~129~~130
Section 12.01.
Authorization and Action~~129~~130
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Section 12.02.
Section 12.03.
Section 12.04.
Section 12.05.
Section 12.06.
Section 12.07.
Section 12.08.
Section 12.09.
Section 12.10
Delegation of Duties131
Agent’s Reliance, Etc131
Indemnification134
Successor Agents134
Compensation135
Erroneous Payments.
135
Instructions to Collateral Agent138
The Collateral Agent.
~~138~~139
141
Termination of Collateral Agent.
ARTICLE XIII THE DOCUMENT CUSTODIAN~~141~~142
Section 13.01.
Section 13.02.
Section 13.03.
Section 13.04.
Section 13.05.
Section 13.06.
Section 13.07.
Section 13.08.
Section 13.09.
Section 13.10.
Designation of Document Custodian.
Duties of Document Custodian.
~~141~~142
~~141~~142
Merger or Consolidation~~144~~145
Document Custodian Compensation~~145~~146
Document Custodian Removal~~145~~146
Limitation on Liability.
~~145~~146
Resignation of the Document Custodian~~148~~149
Release of Related Documents.
~~148~~149
Return of Related Documents~~149~~150
Access to Certain Documentation and Information Regarding
the Collateral; Audits.
~~149~~150
Section 13.11.
Representations and Warranties of the Document Custodian  ~~150~~151
ARTICLE XIV THE CUSTODIAN~~151~~152
Section 14.01.
Section 14.02.
Section 14.03.
Section 14.04.
Section 14.05.
Section 14.06.
Section 14.07.
Section 14.08.
Designation of Custodian.
Duties of Custodian.
~~151~~152
~~151~~152
Merger or Consolidation~~151~~152
Custodian Compensation~~151~~152
Custodian Removal~~152~~153
Limitation on Liability.
~~152~~153
Resignation of the Custodian~~154~~155
Access to Certain Documentation and Information Regarding
the Collateral; Audits.
~~155~~156
Section 14.09.
Representations and Warranties of the Custodian~~155~~156
ARTICLE XV THE COLLATERAL ADMINISTRATOR~~156~~157
Section 15.01.
Section 15.02.
Section 15.03.
Powers and Duties of Collateral Administrator~~156~~157
Compensation ~~157~~158
Limitation of Responsibility of the Collateral Administrator;
Indemnification ~~157~~158
Termination of Collateral Administrator ~~162~~163
Representations and Warranties of the Collateral
Administrator ~~163~~164
Successors and Assigns~~163~~165
Joint Venture ~~164~~165
Section 15.04.
Section 15.05.
Section 15.06.
Section 15.07.
ARTICLE XVI MISCELLANEOUS~~164~~165
Section 16.01.
No Waiver; Modifications in Writing~~164~~165
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Section 16.02.
Section 16.03.
Section 16.04.
Section 16.05.
Section 16.06.
Section 16.07.
Section 16.08.
Section 16.09.
Section 16.10.
Section 16.11.
Section 16.12.
Section 16.13.
Section 16.14.
Section 16.15.
Section 16.16.
Section 16.17.
Section 16.18.
Section 16.19.
Notices, Etc ~~165~~166
Taxes ~~165~~167
Costs and Expenses; Indemnification ~~170~~171
Execution in Counterparts ~~172~~173
Assignability ~~173~~174
Governing Law ~~175~~176
Severability of Provisions ~~175~~176
Confidentiality ~~175~~176
Merger ~~176~~177
Survival ~~176~~177
Submission to Jurisdiction; Waivers; Service of Process; Etc ~~176~~177
Waiver of Jury Trial ~~177~~178
Right of Setoff; Payments Pro Rata ~~177~~178
Waiver of Setoff ~~178~~179
PATRIOT Act Notice ~~178~~179
Legal Holidays ~~178~~179
Non-Petition ~~178~~179
Acknowledgement and Consent to Bail-In of Affected Financial
Institutions ~~178~~180
Acknowledgement Regarding Any Supported QFCs~~179~~180
Section 16.20.
iv
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SCHEDULES
Schedule 1
Schedule 2
Schedule 3
Schedule 4
Schedule 5
Schedule 6
Schedule 7
Schedule 8
Schedule 9
Initial Commitments and Percentages
Form of Monthly Report
Initial Collateral Loans
GICS Industry Group Classifications
Notice Information
Covered Account Details
Authorized Signatories
Scheduled Split First Lien Loans
Scheduled Split Lien Loans
EXHIBITS
Exhibit A
Exhibit B
Exhibit C
Exhibit D
Exhibit E
Exhibit F-1
Exhibit F-2
Exhibit F-3
Exhibit G
Form of Notice of Borrowing (with attached form of Borrowing Base Calculation)
Form of Notice of Prepayment
Form of Assignment and Acceptance
Form of Account Control Agreement
Form of Release of Related Documents
Form of Facility Amount Increase Request
Form of Facility Amount Increase Agreement
Form of Lender Joinder Agreement
Form of Loan Checklist
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REVOLVING CREDIT AND SECURITY AGREEMENT
This REVOLVING CREDIT AND SECURITY AGREEMENT, dated as of November 22, 2022, is made by and among MSCC FUNDING I, LLC, a Delaware limited liability company, as borrower
(the “Borrower”); MAIN STREET CAPITAL CORPORATION, a Maryland corporation, as the collateral manager (the “Collateral Manager”); the LENDERS from time to time party hereto;
TRUIST BANK (“Truist”), as administrative agent for the Secured Parties (as hereinafter defined)
(the “Administrative Agent”) and as Swingline Lender (in such capacity, the “Swingline
Lender”); CITIBANK, N.A., as collateral agent for the Secured Parties (the “Collateral Agent”), as custodian (in such capacity, together with its successors and assigns, the “Custodian”) and as document custodian (in such capacity, together with its successors and assigns, the “Document
Custodian”); and VIRTUS GROUP, LP, as collateral administrator (the “Collateral
Administrator”).
Recitals:
WHEREAS, the Borrower desires that the Lenders make advances on a revolving basis to the Borrower on the terms and subject to the conditions set forth in this Agreement; and
WHEREAS, each Lender is willing to make such advances to the Borrower on the terms and subject to the conditions set forth in this Agreement.
NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS; RULES OF CONSTRUCTION; COMPUTATIONS
Section 1.01.
Definitions~~Definitions~~. As used in this Agreement, the following terms shall have the meanings indicated:
“Account Control Agreement” means an agreement in substantially the form of Exhibit
D.
~~“Adjusted Term SOFR” means, for purposes of any calculation, the rate per annum equal~~
~~to (a) Term SOFR for such calculation plus (b) the Term SOFR Adjustment.~~
“Administrative Agent” has the meaning assigned to such term in the introduction to this
Agreement.
“Administrative Expense Cap” means, for any rolling twelve (12) month period,
Administrative Expenses in an amount equal to $300,000 (other than fees and expenses incurred on or prior to the Closing Date).
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“Administrative Expenses” means, for any Interest Accrual Period, the fees and expenses (including indemnities) and other amounts payable by the Borrower due or accrued with respect to the related Payment Date and payable by the Borrower in the following order:
(a)  first, on a pro rata basis, to the Collateral Agent, the Custodian, the
Document Custodian and the Collateral Administrator, any amounts and indemnities payable to such Persons pursuant to the Facility Documents; and
(b)
second, on a pro rata basis, to:
(i)
Manager)
Collateral
the Independent Accountants, agents (other than the Collateral and counsel of the Borrower for fees and expenses related to the and the Facility Documents, to any subcontractor of the Collateral
Manager and to the Independent Manager of the Borrower for its fees and expenses incurred in acting in such capacity; and
(ii)
to any rating agency for fees and expenses in connection with the rating of (or provision of credit estimates in respect of) any Collateral Loans.
“Advance” means each loan advanced by the Lenders (including the Swingline Lender)
to the Borrower on a Borrowing Date pursuant to Article II (including each Swingline Advance and each advance made for the purpose of refunding the Swingline Lender for any Swingline
Advances pursuant to Section 2.15(a)).
“Advance Rate” means, with respect to any Collateral Loan, the corresponding percentage for the loan type set forth below:
Loan Type
Advance Rate
First Lien Loan
Split First Lien Loan
Split Lien Loan
Second Lien Loan
70.0%
70.0%
53.0%
35.0%
“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK
Financial Institution.
“Affected Person” means (i) the Administrative Agent, each Lender and each of their respective Affiliates and (ii) any assignee or participant of any Lender.
“Affiliate” means, in respect of a referenced Person, another Person Controlling,
Controlled by or under common Control with such referenced Person; provided that a Person shall not be deemed to be an “Affiliate” of an Obligor solely because it is under the common ownership or control of the same financial sponsor or affiliate thereof as such Obligor (except if any such Person or Obligor provides collateral for, guarantees or otherwise supports the obligations of the other such Person or Obligor).

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“Agents” means, collectively, the Administrative Agent, the Collateral Administrator and
the Collateral Agent.
“Aggregate Collateral Balance” means, at any time, the sum of:
(a)
the Aggregate Principal Balance of all Eligible Collateral Loans (other than Defaulted Collateral Loans, Credit Improved Loans, Discount Collateral Loans and
Haircut Collateral Loans), plus
(b)
the Defaulted Collateral Loan Balance, plus
(c)
the aggregate purchase price (i.e., the purchase price as a percentage of par multiplied by the current Principal Balance) of all Discount Collateral Loans that are
Eligible Collateral Loans and not Defaulted Collateral Loans, Haircut Collateral Loans or
Credit Improved Loans, plus
(d)
the aggregate unfunded commitments of all Delayed Drawdown Collateral
Loans and Revolving Collateral Loans that are Eligible Collateral Loans, plus
(e)
the Credit Improved Loan Collateral Loan Balance, plus
(f)
the Haircut Collateral Loan Balance.
“Aggregate Funded Spread” means, as of any date, the sum of:
(a)
in the case of each Floating Rate Loan (excluding any Floor Loan) that bears interest at a spread over an index (including any SOFR rate based index), (i) the excess of the sum of such spread and such index over the Benchmark as then in effect
(which spread or excess may be expressed as a negative percentage) multiplied by (ii) the
Principal Balance of such Collateral Loan; and
(b)
in the case of each Floor Loan, (i) the excess of the interest rate on such
Floor Loan (including any interest rate spread) as of such date over the Benchmark as then in effect (which spread or excess may be expressed as a negative percentage)
multiplied by (ii) the Principal Balance of each such Collateral Loan.
“Aggregate Principal Balance” means, when used with respect to all or a portion of the
Collateral Loans, the sum of the Principal Balances of all or of such portion of such Collateral
Loans.
“Aggregate Unfunded Spread” means, as of any date, the sum of the products obtained by multiplying (a) for each Delayed Drawdown Collateral Loan and Revolving Collateral Loan,
the related commitment fee or other analogous fees (expressed at a per annum rate) then in effect as of such date and (b) the undrawn commitments of each such Delayed Drawdown Collateral
Loan and Revolving Collateral Loan as of such date.
“Agreement” means this Revolving Credit and Security Agreement.

771643024 22723957
“Anti-Corruption Laws” means, with respect to any Person, all laws, rules, and regulations of any jurisdiction applicable to such Person or its subsidiaries from time to time concerning or relating to bribery or corruption.
“Anti-Money Laundering Laws” means the laws, rules and regulations imposed by any governmental authorities, including, without limitation, the Government of Canada, with jurisdiction over the Borrower, the Collateral Manager or any of their respective subsidiaries that relate to money laundering or terrorism financing or any financial record-keeping and reporting requirements thereunder.
“Applicable Law” means any Law of any Governmental Authority, including all Federal and state banking or securities laws, to which the Person in question is subject or by which it or any of its assets or properties are bound. For the avoidance of doubt, for purposes of Section
16.03, “Applicable Law” shall include FATCA.
“Applicable Margin” has the meaning assigned to such term in the Lender Fee Letter.
“Appraisal” means, with respect to any Collateral Loan, an appraisal of such Collateral
Loan that is conducted by an Approved Appraisal Firm, which may be in the form of an update or reaffirmation by an Approved Appraisal Firm of an appraisal of such Collateral Loan previously performed by such Approved Appraisal Firm or another Approved Appraisal Firm.
“Approved Appraisal Firm” means (i) Deloitte & Touche LLP, (ii) Valuation Research
Corporation and (iii) any other independent appraisal firm or independent financial advisor recognized as being experienced in conducting valuations of secured loans retained by the
Borrower, the Collateral Manager or the agent or lenders under any Collateral Loan and consented to by the Administrative Agent.
“Assignment and Acceptance” means an Assignment and Acceptance in substantially the form of Exhibit C, entered into by a Lender, an assignee, the Administrative Agent and, if applicable, the Borrower.
“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if such Benchmark is a term rate, any tenor for such
Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such
Benchmark pursuant to this Agreement, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of
“Interest Accrual Period” pursuant to Section 2.11(e).
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.
“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing
Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the
European Union, the implementing law, regulation, rule or requirement for such EEA Member

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Country from time to time which is described in the EU Bail-In Legislation Schedule and (b)
with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as
amended from time to time) and any other law, regulation or rule applicable in the United
Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
“Bankruptcy Code” means the United States Bankruptcy Code, Title 11, United States
Code §§101 et seq.
“Base Rate” means, for any day, a rate per annum equal to the highest of (a) the Prime
Rate, (b) the Federal Funds Rate, as in effect from time to time, plus 0.50%, (c) Term SOFR for a one-month tenor in effect on such day plus 1.00% and (d) zero percent (0%).
The
Administrative Agent’s prime lending rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. The Administrative Agent and the
Lenders may make commercial loans or other loans at rates of interest at, above, or below the
Administrative Agent’s prime lending rate. Any change in the Base Rate due to a change in the
Prime Rate, the Federal Funds Rate, or ~~Adjusted~~ Term SOFR will be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Rate, or
~~Adjusted~~ Term SOFR, respectively. Interest calculated pursuant to clause (a) above will be determined based on a year of 365 or 366 days, as applicable, and actual days elapsed. Interest calculated pursuant to clauses (b) and (c) above will be determined based on a year of 360 days and actual days elapsed.
“Base Rate Term SOFR Determination Day” shall have the meaning set forth the definition of “Term SOFR”.
“Benchmark” means, initially, the Term SOFR Reference Rate; provided that if a
Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to
Section 2.11(b).
“Benchmark Replacement” means with respect to any Benchmark Transition Event, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date:
(a)
(b)
the sum of (i) Daily Simple SOFR and (ii) 0.10%; or
the sum of: (i) the alternate benchmark rate that has been selected by the
Administrative Agent and the Borrower giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current
Benchmark for Dollar-denominated syndicated credit facilities and (ii) the related
Benchmark Replacement Adjustment.

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If the Benchmark Replacement as determined pursuant to clause (a) or (b) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Facility Documents.
“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such
Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant
Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for
Dollar-denominated syndicated credit facilities at such time.
“Benchmark Replacement Date” means, as determined by the Administrative Agent, the earliest to occur of the following events with respect to the then-current Benchmark:
(a)
in the case of clause (a) or (b) of the definition of “Benchmark Transition
Event”, the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or
(b)
in the case of clause (c) of the definition of “Benchmark Transition
Event”, the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the  administrator  of  such  Benchmark  (or  such  component  thereof)  to  be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.
For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) above with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current
Available Tenors of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Transition Event” means, as determined by the Administrative Agent, the occurrence of one or more of the following events with respect to the then-current Benchmark:
(a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all
Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no

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successor administrator that will continue to provide any Available Tenor of such
Benchmark (or such component thereof);
(b)
a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New
York, an insolvency official with jurisdiction over the administrator for such Benchmark
(or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any
Available Tenor of such Benchmark (or such component thereof); or
(c)
a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative.
For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Unavailability Period” means, the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Facility
Document in accordance with Section 2.11 and (b) ending at the time that a Benchmark
Replacement has replaced the then-current Benchmark for all purposes hereunder and under any
Facility Document in accordance with Section 2.11.
“Beneficial Ownership Certificate” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation, which certification shall be substantially similar in form and substance to the form of Certification Regarding Beneficial Owners of Legal
Entity Customers published jointly, in May 2018, by the Loan Syndications and Trading
Association and Securities Industry and Financial Markets Association.
“Beneficial Ownership Regulation” means 31 C.F.R. §1010.230.
“Borrower” has the meaning assigned to such term in the introduction to this Agreement.
“Borrower Information” has the meaning assigned to such term in Section 16.09.
“Borrowing” has the meaning assigned to such term in Section 2.01.

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“Borrowing Base” means, at any time, an amount equal to:
(a)
the Aggregate Collateral Balance (excluding unfunded commitments pursuant to clause (d) of the definition thereof) of all Eligible Collateral Loans, minus
(b)
(i) during the Reinvestment Period, any Excess Concentration Amounts
and (ii) after the Reinvestment Period, any Excess Concentration Amounts in existence on the last day of the Reinvestment Period.
“Borrowing Base Calculation Statement” means a statement in substantially the form attached to the form of Notice of Borrowing attached hereto as Exhibit A, as such form of
Borrowing Base Calculation Statement may be modified by the Administrative Agent from time to time to the extent such form does not, in the good faith opinion of the Administrative Agent, accurately reflect the calculation of the Borrowing Base required hereunder, in each case, as notified to the Collateral Administrator.
“Borrowing Date” means the date of a Borrowing.
“Business Day” means any day other than a Saturday or Sunday; provided that days on which banks are authorized or required to close in New York, New York, Houston, Texas or
Charlotte, North Carolina, in each case, shall not constitute Business Days.
“Cash” means Dollars immediately available on the day in question.
“Certificated Security” has the meaning assigned to such term in Section 8-102(a)(4) of the UCC.
“Change in Law” means (a) the adoption of any Law after the Closing Date, (b) any change in any Law or in the interpretation or application thereof by any Governmental Authority after the Closing Date or (c) compliance by any Lender (or, for purposes of Section 2.09(b), by any lending office of such Lender or by such Lender’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental
Authority made or issued after the Closing Date; provided that, notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all
requests, rules, guidelines, requirements or directives thereunder or issued in connection therewith or in implementation thereof and (y) all requests, rules, guidelines, requirements or directives promulgated by the Bank for International Settlements, the Basel Committee on
Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a
“Change in Law” hereunder regardless of the date of effectiveness.
“Change of Control” means, at any time, the occurrence of one of the following events:
(1) the Parent fails to own, directly or indirectly, 100% of the equity interests of the Borrower free and clear of all Liens other than Permitted Liens at any time; or (2) the Collateral Manager ceases to directly or indirectly manage the assets of the Borrower.
“Citibank” means Citibank, N.A.

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“Clearing Agency” means an organization registered as a “clearing agency” pursuant to
Section 17A of the Exchange Act.
“Clearing Corporation” means each entity included within the meaning of “clearing corporation” under Section 8-102(a)(5) of the UCC.
“Clearing Corporation Security” means securities which are in the custody of or maintained on the books of a Clearing Corporation or a nominee subject to the control of a
Clearing Corporation and, if they are Certificated Securities in registered form, properly endorsed to or registered in the name of the Clearing Corporation or such nominee.
“Closing Date” means November 22, 2022.
“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.
“Collateral” has the meaning assigned to such term in Section 7.01(a).
“Collateral Administrator” has the meaning assigned to such term in the introduction to this Agreement.
“Collateral Agent” has the meaning assigned to such term in the introduction to this
Agreement.
“Collateral Agent and Collateral Administrator Fee Letter” means the fee letter setting forth the fees and other amounts payable by the Borrower to Citibank (for any of its capacities)
and Virtus Group, LP in connection with the transactions contemplated by this Agreement and other Facility Documents.
“Collateral Default Ratio” means, on any date of determination, the percentage equivalent of a fraction (i) the numerator of which is equal to the sum for each Collateral Loan that became a Defaulted Collateral Loan after the Closing Date during the immediately prior
12-month period (or such shorter period as shall have elapsed since the Closing Date) of the product of (a) the Principal Balance of such Collateral Loan multiplied by (b) 1 minus the applicable Recovery Rate for each such Collateral Loan, and (ii) the denominator of which is equal to (a) the sum of the Principal Balances of all Eligible Collateral Loans as of the first day of each month during the immediately preceding 12 months (or such shorter period as shall have elapsed since the Closing Date), divided by (b) 12; provided that, for purposes of calculating the
Collateral Default Ratio, (x) for any date of determination during the Ramp-Up Period, the denominator in the preceding clause (ii) shall be deemed to equal the Facility Amount then in effect, and (y) for any date of determination after the Ramp-Up Period, if the immediately prior
12-month period includes dates occurring during the Ramp-Up Period, the calculation solely with respect to the denominator shall be equal to the average Aggregate Principal Balances of all
Eligible Collateral Loans as of the first day of each calendar month occurring after the Ramp-Up
Period.
“Collateral Interest Amount” means, as of any date of determination, without duplication, the aggregate amount of Interest Proceeds that has been received or that is expected

771643024 22723957
to be received according to the Related Documents (other than Interest Proceeds expected to be received from Defaulted Collateral Loans, Ineligible Collateral Loans or Interest Proceeds the
Collateral Manager does not expect to be received on schedule), in each case during the
Collection Period (and, if such Collection Period does not end on a Business Day, the next succeeding Business Day) in which such date of determination occurs.
“Collateral Loan” means a loan, debt obligation or debt security acquired by the
Borrower.
“Collateral Management Fees” means, collectively, Senior Collateral Management Fees and Subordinated Collateral Management Fees.
“Collateral Management Standard” means, with respect to any Collateral Loans included in the Collateral, to service and administer such Collateral Loans in accordance with the
Related Documents and all customary and usual servicing practices (a) which are consistent with the higher of: (i) the customary and usual servicing practices that a prudent loan investor or lender would use in servicing loans like the Collateral Loans for its own account, and (ii) the same care, skill, prudence and diligence with which the Collateral Manager services and administers loans for its own account or for the account of others with similar investment objectives and strategies; and (b) without regard to: (i) any relationship that the Collateral
Manager or any Affiliate of the Collateral Manager may have with any Obligor or any Affiliate of any Obligor, (ii) the Collateral Manager’s obligations to incur servicing and administrative expenses with respect to a Collateral Loan, (iii) the Collateral Manager’s right to receive compensation for its services hereunder or with respect to any particular transaction, (iv) the ownership by the Collateral Manager or any Affiliate thereof of any retained interest or one or more loans of the same class as any Collateral Loans, (v) the ownership, servicing or management for others by the Collateral Manager of any other loans or property by the Collateral
Manager, or (vi) any relationship that the Collateral Manager or any Affiliate of the Collateral
Manager may have with any holder of other loans of the Obligor with respect to such Collateral
Loans.
“Collateral Manager” has the meaning assigned to such term in the introduction to this
Agreement.
“Collateral Manager Expense Cap” means, for any rolling twelve (12) month period,
Collateral Manager Expenses in an amount equal to $100,000.
“Collateral Manager Expenses” means, for any Interest Accrual Period, the out-
of-pocket expenses incurred by the Collateral Manager in connection with the Facility
Documents.
“Collateral Manager Termination Event” means the occurrence of any of the events, acts or circumstances set forth in Section 6.02.
“Collateral Manager Termination Notice” has the meaning assigned to such term in
Section 6.02.

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“Collateral Quality Test” means a test that is satisfied if, as of any date of determination after the end of the Ramp-Up Period, in the aggregate, the Collateral Loans owned (or, in relation to a proposed purchase of a Collateral Loan, both owned and proposed to be owned) by the
Borrower satisfy, or if not satisfy, maintain or improve, each of the tests set forth below, calculated, in each case, in accordance with Section 1.04:
(a)
the Weighted Average Spread Test;
(b)
the Weighted Average Coupon Test;
(c)
the Weighted Average Life Test; and
(d)
the Weighted Average EBITDA Test.
For the avoidance of doubt, the Collateral Quality Tests shall be deemed inapplicable during the
Ramp-Up Period.
“Collection Account” has the meaning assigned to such term in Section 8.02 and includes the Principal Collection Account and the Interest Collection Account.
“Collection Date” means the date on which the aggregate outstanding principal amount of the Advances have been repaid in full and all Interest and fees and all other Obligations (other than contingent indemnification and reimbursement obligations which are unknown, unmatured and/or for which no claim giving rise thereto has been asserted) have been paid in full, and the
Borrower shall have no further right to request any additional Advances.
“Collection Period” means, with respect to any Payment Date, the period commencing the day immediately following the prior Collection Period (or on the Closing Date, in the case of the Collection Period relating to the first Payment Date) and ending eight (8) Business Days after the last day of the month or, in the case of the Collection Period immediately preceding the Final
Maturity Date or the Collection Period immediately preceding an optional prepayment in whole of the Advances, ending on the Business Day preceding the Final Maturity Date or the date of such prepayment, respectively.
“Collections” means all cash collections, distributions, payments and other amounts received, and to be received, by the Borrower from any Person in respect of any Collateral Loans constituting Collateral, including all principal, interest, fees, distributions and redemption and withdrawal proceeds payable to the Borrower under or in connection with any such Collateral
Loans and all Proceeds from any sale or disposition of any such Collateral Loans.
“Commitment” means, as to each Lender, the obligation of such Lender to make, on and subject to the terms and conditions hereof, Advances to the Borrower pursuant to Section 2.01 in an aggregate principal amount at any one time outstanding for such Lender up to but not exceeding the amount set forth opposite the name of such Lender on Schedule 1 or in the
Assignment and Acceptance or Lender Joinder Agreement pursuant to which such Lender shall have assumed its Commitment, as applicable, as such amount may be reduced from time to time

771643024 22723957
pursuant to Section 2.06, increased from time to time pursuant to Section 2.18 or increased or reduced from time to time pursuant to assignments effected in accordance with Section 16.06.
“Commitment Fees” has the meaning assigned to such term in the Lender Fee Letter.
“Commitment Termination Date” means the last day of the Reinvestment Period.
“Concentration Limitations” means, as of any date of determination, the following limitations (calculated without duplication) as applied to the Aggregate Collateral Balance of the
Eligible Collateral Loans (including, for Delayed Drawdown Collateral Loans and Revolving
Collateral Loans, the unfunded commitments thereunder) owned (or, in relation to a proposed purchase of an Eligible Collateral Loan, proposed to be owned) by the Borrower, calculated as a percentage of (i) during the Ramp-Up Period, the Facility Amount then in effect and (ii)
thereafter, the Aggregate Principal Balance of all Eligible Collateral Loans (including, for
Delayed Drawdown Collateral Loans and Revolving Collateral Loans, the unfunded commitments thereunder) owned by the Borrower (after giving effect to any proposed purchase of Eligible Collateral Loans):
(a)
not more than 5.00% may consist of Collateral Loans that are issued by a single Obligor and its Affiliates, except that (i) up to 6.67% may consist of Collateral
Loans issued by each of the three largest single Obligors and their respective Affiliates and (ii) up to 6.0% may consist of Collateral Loans issued by each of the fourth and fifth largest single Obligors and their respective affiliates;
(b)
not more than 10.00% may consist of Collateral Loans that are issued by
Obligors  and  their  Affiliates  that  belong  to  any single  GICS  Industry Group
Classification, except that (i) up to 25.00% may consist of Collateral Loans with Obligors and their Affiliates in the largest GICS Industry Group Classification and (ii) up to
15.00% may consist of Collateral Loans with Obligors and their Affiliates in each of the second and third largest GICS Industry Group Classifications;
(c)
not more than 10.00% may consist of Second Lien Loans and Split Lien
Loans, collectively; provided that not more than 5.00% may consist of Second Lien
Loans;
(d)
not more than 5.00% may consist of DIP Loans;
(e)
not more than 10.00% may consist of Collateral Loans whose Obligors are domiciled in Canada;
(f)
not more than 10.00% may consist of Partial PIK Loans;
(g)
not more than 20.00% may consist of Revolving Collateral Loans and
Delayed Drawdown Collateral Loans, collectively;
(h)
not more than 10.00% may consist of Discount Collateral Loans;

771643024 22723957
(i)
not more than 25.00% may consist of Credit Improved Loans;
(j)
not more than 10.00% may consist of Collateral Loans that provide for payment of interest less frequently than quarterly;
(k)
not more than 3.00% may consist of Collateral Loans with attached equity kickers (which shall exclude equity co-investments);
(l)except in the case of Haircut Collateral Loans, not more than 25.00% may consist of Collateral Loans whose Obligors have an EBITDA that is less than
$10,000,000;
(m)
except in the case of Haircut Collateral Loans, not more than 15.00% may consist of Collateral Loans that exceed one or more of the following limits: (i) the
Obligor on such Collateral Loan is a Tier 1 Obligor and has (x) with respect to a
Collateral Loan other than a Stretch Senior Loan, (A) a Senior Leverage Ratio greater than 5.00x, or (B) a Total Leverage Ratio greater than 7.00x, or (y) with respect to a
Stretch Senior Loan, a Total Leverage Ratio greater than 6.00x; (ii) the Obligor on such
Collateral Loan is a Tier 2 Obligor and has (x) with respect to a Collateral Loan other than a Stretch Senior Loan, (A) a Senior Leverage Ratio greater than 4.25x, or (B) a Total
Leverage Ratio greater than 6.00x, or (y) with respect to a Stretch Senior Loan, a Total
Leverage Ratio greater than 5.25x; or (iii) the Obligor on such Collateral Loan is a Tier 3
Obligor and has (x) with respect to a Collateral Loan other than a Stretch Senior Loan,
(A) a Senior Leverage Ratio greater than 3.75x, or (B) a Total Leverage Ratio greater than 5.00x, or (y) with respect to a Stretch Senior Loan, a Total Leverage Ratio greater than 4.50x;
(n)
not more than 15.00% may consist of Collateral Loans that, at the time of acquisition thereof by the Borrower or the Borrower’s commitment to acquire the same, were LBO Loans; ~~and~~
(o)
not more than 10.00% may consist of Fixed Rate Loans.; and
(p)
not more than 30% in the aggregate may consist of Collateral Loans that are issued by the five largest Obligors and their respective Affiliates, collectively.
“Conforming Changes” means, with respect to either the use or administration of Term
SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of
“Base Rate”, the definition of “Business Day”, the definition of “U.S. Government Securities
Business Day”, the definition of “Interest Accrual Period” or any similar or analogous definition
(or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section
2.09 and other technical, administrative or operational matters) that the Administrative Agent decides (in consultation with the Borrower) may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the
Administrative Agent in a manner substantially consistent with market practice (or, if the

771643024 22723957
Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the
Administrative Agent decides (in consultation with the Borrower) is reasonably necessary in connection with the administration of this Agreement and the other Facility Documents).
“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits
Taxes.
“Constituent Documents” means in respect of any Person, the certificate or articles of formation or organization, the limited liability company agreement, operating agreement, partnership agreement, joint venture agreement or other applicable agreement of formation or organization (or equivalent or comparable constituent documents) and other organizational documents and by-laws and any certificate of incorporation, certificate of formation, certificate of limited partnership and other agreement or similar instrument filed or made in connection with its formation or organization.
“Contribution Notice” has the meaning assigned to such term in Section 10.05.
“Control” means the direct or indirect possession of the power to direct or cause the direction of the management or policies of a Person, whether through ownership, by contract, arrangement or understanding, or otherwise. “Controlled” and “Controlling” have the meaning correlative thereto.
“Covenant Lite Loan” means a Collateral Loan that does not require the Obligor to comply with at least one of the following financial covenants during each financial covenant reporting period applicable to such Collateral Loan, whether or not any action by, or event relating to, the Obligor has occurred: maximum leverage, maximum senior leverage, maximum first lien leverage, minimum fixed charge coverage, minimum tangible net worth, minimum net worth, minimum debt service coverage, minimum interest coverage, maximum capital expenditures, minimum EBITDA, or other customary financial covenants; provided that, notwithstanding the foregoing, a Collateral Loan shall be deemed not to be a Covenant Lite Loan if the Related Documents with respect to such Collateral Loan contain a cross-default provision to, or such Collateral Loan is pari passu with, another loan of the related Obligor forming part of the same loan facility that requires such Obligor to comply with one or more of the foregoing financial covenants.
“Coverage Test” means each of (i) the Maximum Advance Rate Test and (ii) the Interest
Coverage Ratio Test.
“Covered Account” means each of the Collection Account (including the Interest
Collection Account and Principal Collection Account therein), the Payment Account, the
Revolving Reserve Account and the Custodial Account.
“Credit Improved Loan” means:

771643024 22723957
(a)  with respect to any Defaulted Collateral Loan, after the date on which such loan became a Defaulted Collateral Loan (other than as a result of a Material
Modification), (i) it is current on all required payments for a period of three months (if such loan pays monthly), two quarters (if such loan pays quarterly) or one year (if such loan pays semiannually) and (ii) it would satisfy the definition of Eligible Collateral Loan
(other than clause (k) or clause (dd) thereof) if purchased at such time; and
(b)
with respect to any Collateral Loan which has been the subject of a
Material Modification, either (i) after the date on which such loan became a Collateral
Loan which is the subject of a Material Modification, (A) it is current on all required payments for a period of three months (if such loan pays monthly), two quarters (if such loan pays quarterly) or one year (if such loan pays semiannually) and (B) it would satisfy the definition of Eligible Collateral Loan (other than clause (k) thereof as a result of such
Collateral Loan being subject to a Material Modification) if purchased at such time, or
(ii) the Administrative Agent has consented in writing to such Collateral Loan no longer constituting a loan which has been the subject of a Material Modification hereunder.
“Credit Improved Loan Collateral Loan Balance” means, for each Credit Improved
Loan constituting an Eligible Collateral Loan, at any time, the lesser of (a) such Credit Improved
Loan’s Principal Balance and (b) such Credit Improved Loan’s Market Value.
“Current Modified Loan” means a Collateral Loan that as of the date such Collateral
Loan is modified (A) has been current on all required payments for a period of three months (if such Collateral Loan pays monthly), two quarters (if such Collateral Loan pays quarterly) or one year (if such Collateral Loan pays semiannually) and (B) would satisfy the definition of Eligible
Collateral Loan (other than clause (dd) thereof) if purchased on such modification date.
“Custodial Account” means the custodial account established pursuant to Section
8.03(b).
“Custodian” has the meaning assigned to such term in the introduction to this
Agreement.
“Custodian Termination Notice” is defined in Section 14.05.
“Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate
(which will include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided, that if the
Administrative Agent decides that any such convention is not administratively feasible for the
Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion.
“Data File” has the meaning assigned to such term in Section 8.06(a).
“Debt to Capitalization Ratio” means, with respect to any Collateral Loan, the ratio of total indebtedness to total capitalization of the related Obligor as calculated by the Collateral
Manager in good faith using information from and calculations consistent with the relevant

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financial models, pro forma financial statements, compliance statements and financial reporting packages provided by the relevant Obligor as per the requirements of the Related Documents.
“Debtor Relief Laws” means the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect.
“Default” means any event or circumstance which, with the passage of time, the giving of notice, or both, would (if not cured or otherwise remedied during such time) constitute an
Event of Default.
“Defaulted Collateral Loan” means any Collateral Loan as to which any of the following occurs:
(a)
a default as to all or any portion of one or more payments of principal, interest or commitment fees has occurred (giving effect to any grace period applicable thereto but in no event exceeding ten (10) Business Days past the applicable due date);
(b)
a default (other than a payment default described in clause (a) above) has occurred under the applicable Related Documents and for which the Borrower (or the administrative agent or required lenders pursuant to the Related Documents, as applicable) has elected to exercise any of its rights and remedies under such Related
Documents (including, but not limited to, acceleration, foreclosing on collateral, or the imposition of default pricing for a period of greater than two months);
(c)
except in the case of a DIP Loan, the related Obligor of such Collateral
Loan is subject of an Insolvency Event (without giving effect to any grace period set forth in such definition);
(d)
any portion of principal and/or interest payable thereunder has been waived or forgiven (other than default interest) by the holders of such obligation;
(e)
the Collateral Manager has reasonably determined in accordance with the
Collateral Management Standard that such Collateral Loan is not collectible or should be placed on “non-accrual” status; or
(f)
a Material Modification (subject to clause (i) of the proviso contained in the definition thereof);
provided that a Collateral Loan that meets the criteria for a Credit Improved Loan shall no longer be characterized as a Defaulted Collateral Loan hereunder.
“Defaulted Collateral Loan Balance” means, for each Defaulted Collateral Loan, at any time, the lesser of (a) the current Market Value of such Defaulted Collateral Loan and (b) the product of (i) the Recovery Rate of such Defaulted Collateral Loan and (ii) the Principal Balance
of such Defaulted Collateral Loan; provided that the Defaulted Collateral Loan Balance shall be zero if such loan (x) is a Defaulted Collateral Loan pursuant to the definition thereof for six (6)

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consecutive months or (y) is a Defaulted Collateral Loan pursuant to clause (d) of the definition thereof or pursuant to clauses (b) or (e) of the definition of “Material Modification”; provided further that any Defaulted Collateral Loan that meets the criteria to qualify as a Credit Improved
Loan shall no longer be characterized as a Defaulted Collateral Loan and shall instead be characterized as a Credit Improved Loan; provided further that the Market Value of any
Defaulted Collateral Loan determined under clause (a) shall be subject to the Administrative
Agent’s right to challenge such value in its sole discretion; provided further that the Collateral
Manager shall have the right to dispute such challenge by providing the Administrative Agent with an Appraisal (at the expense of the Borrower), which Appraisal shall constitute the Market
Value of such Defaulted Collateral Loan from and after receipt of such Appraisal.
“Defaulting Lender” means, subject to Section 2.16, any Lender that (a) has failed to (i)
fund all or any portion of its Advances (including its participation in a Swingline Advance)
within two (2) Business Days of the date such Advances were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s good faith determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied or (ii) pay to the
Administrative Agent or any other Lender any other amount required to be paid by it hereunder within two (2) Business Days of the date when due, (b) has notified the Borrower or the
Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund an Advance (including participation in a Swingline
Advance) hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the
Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a
Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the
Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, at any time after the Closing Date (i) become the subject of a proceeding under any
Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender
(or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender.Any determination by the Administrative Agent that a
Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be

771643024 22723957
Defaulting Lender (subject to Section 2.16(b)) upon delivery of written notice of such determination to the Borrower and each Lender.
“Delayed Drawdown Collateral Loan” means a Collateral Loan that (a) requires
(whether or not subject to satisfaction of certain conditions precedent in the applicable Related
Documents) the Borrower to make one or more future advances to the Obligor under the Related
Documents, (b) specifies a maximum amount that can be borrowed on one or more fixed borrowing dates, and (c) does not permit the re-borrowing of any amount previously repaid by the Obligor thereunder, provided that any such Collateral Loan will be a Delayed Drawdown
Collateral Loan only to the extent of undrawn commitments and solely until all commitments by the Borrower to make advances on such Collateral Loan to the Obligor under the Related
Documents expire or are terminated or are reduced to zero.
“Deliver” or “Delivered” or “Delivery” means the taking of the following steps:
(a)
in the case of each Instrument, causing the Custodian to maintain continuous possession of such Instrument;
(b)
in  the  case  of  each  Certificated  Security (other  than  a  Clearing
Corporation Security):
(i)
causing the delivery of such Certificated Security to the Custodian
(or, for any such items which are promissory notes or other evidence representing a loan obligation, the Document Custodian) by registering the same in the name of the Custodian or its affiliated nominee or by endorsing the same to the
Custodian or in blank;
(ii) causing the Custodian to indicate continuously on its books and records that such Certificated Security is credited to the applicable Covered
Account; and
(iii)
causing the Custodian to maintain continuous possession of such
Certificated Security;
(c)
in the case of each Uncertificated Security (other than a Clearing
Corporation Security):
(i)
causing such Uncertificated Security to be continuously registered on the books of the issuer thereof to the Custodian; and
(ii)
causing the Custodian to indicate continuously on its books and records that such Uncertificated Security is credited to the applicable Covered
Account;

771643024 22723957
(d)
in the case of each Clearing Corporation Security:
(i)
causing the relevant Clearing Corporation to credit such Clearing
Corporation Security to the securities account of the Custodian, and
(ii) causing the Custodian to indicate continuously on its books and records that such Clearing Corporation Security is credited to the applicable
Covered Account;
(e)
in the case of each security issued or guaranteed by the United States of
America or agency or instrumentality thereof and that is maintained in book-entry records of a Federal Reserve Bank (“FRB”) (each such security, a “Government Security”):
(i)
causing the creation of a Security Entitlement to such Government
Security by the credit of such Government Security to the securities account of the
Custodian at such FRB, and
(ii) causing the Custodian to indicate continuously on its books and records that such Government Security is credited to the applicable Covered
Account;
(f)
in the case of each Security Entitlement not governed by clauses (a)
through (e) above:
(i)
causing a Securities Intermediary (x) to indicate on its books and records that the underlying Financial Asset has been credited to the appropriate
Covered Account, (y) to receive a Financial Asset from a Securities Intermediary or to acquire the underlying Financial Asset from a Securities Intermediary, and in either case, accepting it for credit to the appropriate Covered Account or (z) to become obligated under any other Law to credit the underlying Financial Asset to a Securities Intermediary’s securities account,
(ii)
causing such Securities Intermediary to make entries on its books and records continuously identifying such Security Entitlement as belonging to the Custodian and continuously indicating on its books and records that such
Security Entitlement is credited to one of the Covered Accounts, which shall at all times be a securities account, and
(iii)
causing the Custodian to indicate continuously on its books and records that such Security Entitlement (or all rights and property of the Custodian representing such Security Entitlement) is credited to the applicable Covered
Account;
(g)
in the case of Cash or Money:
(i)
causing the delivery of such Cash or Money to the Custodian,

771643024 22723957
(ii)
causing the Custodian to credit such Cash or Money to a
“securities account” (as defined in Section 8-501(a) of the UCC), which may be a component account of the applicable Covered Account, in accordance with
Article 9 of the UCC, pursuant to agreement by the Custodian to treat such Cash or Money as a Financial Asset, and
(iii) causing the Custodian to indicate continuously on its books and records that such Cash or Money is credited to the applicable Covered Account;
(h)
with respect to such of the Collateral as constitutes an account or general intangible or is not otherwise described in the foregoing clauses (a) through (g), causing to be filed with the Delaware Secretary of State a properly completed UCC financing statement that names the Borrower as debtor and the Collateral Agent as secured party and that describes such Collateral (which financing statement may have been previously filed) or any equivalent filing in any applicable jurisdiction; or
(i)
in the case of each of clauses (a) through (h) above, such additional or alternative procedures as may hereafter become appropriate to perfect the security interest granted to the Collateral Agent hereunder in such items of the Collateral, consistent with
Applicable Law.
In addition, the Collateral Manager on behalf of the Borrower will obtain any and all consents required by the Related Documents relating to any Instruments, accounts or general intangibles for the transfer of ownership and/or pledge hereunder (except to the extent that the requirement for such consent is rendered ineffective under Section 9-406 of the UCC).
“Designation Date” means, with respect to each Collateral Loan, the first date on which the Collateral Loan is included in the Borrowing Base, as referenced in a Borrowing Base
Calculation Statement.
“Determination Date” means the last day of each Collection Period.
“DIP Loan” means an obligation:
(a)
obtained or incurred after the entry of an order of relief in a case pending under Chapter 11 of the Bankruptcy Code,
(b)
to a debtor in possession as described in Chapter 11 of the Bankruptcy
Code or a trustee (if appointment of such trustee has been ordered pursuant to Section
1104 of the Bankruptcy Code),
(c)
on which the related Obligor is required to pay interest and/or principal on a current basis, and
(d)  approved by a Final Order or Interim Order of the bankruptcy court so long as such obligation is (A) fully secured by a lien on the debtor’s otherwise unencumbered assets pursuant to Section 364(c)(2) of the Bankruptcy Code, (B) fully secured by a lien of equal or senior priority on property of the debtor estate that is

771643024 22723957
otherwise subject to a lien pursuant to Section 364(d) of the Bankruptcy Code or (C) is secured by a junior lien on the debtor’s encumbered assets (so long as such loan is fully secured based on the most recent current valuation or appraisal report, if any, of the debtor).
“Discount Collateral Loan” means any Collateral Loan having a purchase price of less than 95% of par.
“Document Custodian” means Citibank, N.A. when acting in the role of a custodian of the Related Documents hereunder.
“Document Custodian Facilities” means the office of the Document Custodian specified on Schedule 5.
“Document Custodian Termination Notice” is defined in Section 13.05.
“Dollars” and “$” mean lawful money of the United States of America.
“Due Date” means each date on which any payment is due on a Collateral Loan in accordance with its terms.
“EBITDA” means, with respect to any Relevant Test Period and any Collateral Loan, the
meaning of the term “Adjusted EBITDA”, the term “EBITDA” or any comparable definition in the Related Documents for such period and Collateral Loan (or, in the case of a Collateral Loan for which the Related Documents have not been executed, as set forth in the relevant marketing materials or financial model in respect of such Collateral Loan) as determined in the good faith discretion of the Collateral Manager, and, in any case that the term “Adjusted EBITDA”, the term “EBITDA” or such comparable definition is not defined in such Related Documents, an amount, for the principal Obligor thereunder and any of its parents or subsidiaries that are obligated as guarantor pursuant to the Related Documents for such Collateral Loan (determined on a consolidated basis without duplication in accordance with GAAP (and also on a pro forma basis as determined in good faith by the Collateral Manager in case of any acquisitions)) equal to earnings from continuing operations for such period plus interest expense, income taxes, unallocated depreciation and amortization for such period (to the extent deducted in determining earnings from continuing operations for such period), amortization of intangibles (including goodwill, financing fees and other capitalized costs), other non-cash charges and organization costs, extraordinary, one-time and/or non-recurring losses or charges, and any other item the
Collateral Manager and the Administrative Agent deem to be appropriate. Notwithstanding the foregoing, in no event shall the EBITDA of an Obligor be based solely on prospective or modeled performance as opposed to historical performance (including pro forma calculations).
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA
Resolution Authority, (b) any Person established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

771643024 22723957
“EEA Member Country” means any of the member states of the European Union,
Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“Eligible Collateral Loan” means a Collateral Loan that meets each of the following criteria:
(a)
is a First Lien Loan (including, for the avoidance of doubt, a Stretch
Senior Loan), Split First Lien Loan, Split Lien Loan or Second Lien Loan;
(b)
at the time of acquisition thereof by the Borrower, was acquired for a purchase price of more than 85% of par;
(c)
permits the purchase thereof by or assignment thereof to the Borrower and the pledge thereof to the Collateral Agent;
(d)
is denominated and payable solely in Dollars;
(e)
principally
the primary Obligor thereon (i.e., the Obligor under which the loan was underwritten) is domiciled in the United States (or any state, territory or possession thereof) or Canada (or any province thereof);
(f)  no portion thereof (including any conversion option, exchange option, warrant or other component thereof) is exchangeable or convertible into an Equity
Security at the option of the related Obligor;
(g)
is not an Equity Security or a component of an Equity Security;
(h)
at the time of acquisition thereof by the Borrower, is not the subject of an offer or call for redemption;
(i)
does not constitute Margin Stock;
(j)
does not subject the Borrower to withholding tax unless the related
Obligor is required to make “gross-up” payments that ensure that the net amount actually received by the Borrower (after payment of all taxes, whether imposed on such Obligor or the Borrower) will equal the full amount that the Borrower would have received had no such taxes been imposed;
(k)
at the time of acquisition thereof by the Borrower, is not a Defaulted
Collateral Loan;
(l)
is not a non-cash paying PIK Loan;
(m)
is not a Zero Coupon Obligation;

771643024 22723957
(n)
is not a Covenant Lite Loan;
(o)
is not a Structured Finance Obligation, a bond, a synthetic security, a finance lease or chattel paper;
(p)
maturity;
provides for the full principal balance to be payable at or prior to its
(q)
is not a participation interest; provided that participation interests may be acquired by the Borrower within five (5) Business Days of the Closing Date if such participation interests are elevated to a full assignment within 75 calendar days of acquisition (and if not so elevated, such Collateral Loan shall no longer constitute an
Eligible Collateral Loan until such Collateral Loan is elevated unless the Administrative
Agent otherwise consents to a longer period);
(r)
has a remaining term to maturity of not more than seven (7) years;
(s)
provides for payment of interest at least semi-annually;
(t)
at the time of acquisition thereof by the Borrower, the obligation of the related Obligor to pay principal and interest is not contingent on any material non-credit related risk (such as the occurrence of a catastrophe), as determined by the Collateral
Manager in its sole discretion;
(u)
is not an obligation (other than a Revolving Collateral Loan or a Delayed
Drawdown Collateral Loan) pursuant to which any future advances or payments to the
Obligor may be required to be made by the Borrower;
(v)
will not cause the Borrower or the pool of Collateral to be required to be registered as an investment company under the Investment Company Act;
(w)
was underwritten based on the enterprise value of the applicable Obligor and not primarily the value of any real estate securing such Collateral Loan;
(x)
is not an interest only obligation (meaning, for the avoidance of doubt, that the obligations thereunder constitute only interest payments (e.g., an I/O strip and not an obligation with a bullet or balloon principal payment));
(y)
is not a letter of credit (other than a Revolving Collateral Loan that includes a letter of credit sub-facility as long as the Borrower is not the letter of credit issuer with respect thereto);
(z)
is in “registered” form for U.S. federal income tax purposes;
(aa)
promptly after the acquisition of such Collateral Loan, the Borrower has delivered to the Document Custodian or the Collateral Administrator, in accordance with the provisions of Article XII, (i) an executed copy of the Related Documents and (ii) the

771643024 22723957
executed physical note evidencing such Collateral Loan (if any) or a copy of the assignment or transfer agreement pursuant to which the Borrower acquired its interest;
(bb)
at the time of the Designation Date for such Collateral Loan, has (i) a Tier
1 Obligor with (x) in respect of a Collateral Loan other than a Stretch Senior Loan, (A) a
Senior Leverage Ratio of less than or equal to 5.50x and (B) a Total Leverage Ratio of less than or equal to 7.50x, or (y) in respect of a Stretch Senior Loan, a Total Leverage
Ratio of less than or equal to 6.50x; (ii) a Tier 2 Obligor with (x) in respect of a
Collateral Loan other than a Stretch Senior Loan, (A) a Senior Leverage Ratio of less than or equal to 4.75x and (B) a Total Leverage Ratio of less than or equal to 6.50x, or
(y) in respect of a Stretch Senior Loan, a Total Leverage Ratio of less than or equal to
5.75x; or (iii) a Tier 3 Obligor with (x) in respect of a Collateral Loan other than a Stretch
Senior Loan, (A) a Senior Leverage Ratio of less than or equal to 4.25x and (B) a Total
Leverage Ratio of less than or equal to 5.50x, or (y) in respect of a Stretch Senior Loan, a
Total Leverage Ratio of less than or equal to 5.00x; provided that any such Collateral
Loan that does not meet the criteria in this clause (bb) (but, for the avoidance of doubt, otherwise constitutes an Eligible Collateral Loan) at any time shall not be considered an
Ineligible Collateral Loan, but shall be considered a Haircut Collateral Loan, hereunder;
(cc)
at the time of the Designation Date for such Collateral Loan, has an
Obligor with an EBITDA of at least $5,000,000; provided that any such Collateral Loan that does not meet the criteria in this clause (cc) (but, for the avoidance of doubt, otherwise constitutes an Eligible Collateral Loan) at any time after such Designation Date shall not be considered an Ineligible Collateral Loan, but shall be considered a Haircut
Collateral Loan hereunder;
(dd)
at the time of acquisition thereof by the Borrower, has not been more than thirty (30) days past due with respect to payments of either interest or principal on such
Collateral Loan within the past twelve (12) months;
(ee)
the Related Documents for such Collateral Loan are governed by the Laws of the United States (or any state thereof) or Canada (or any province thereof); provided that if such Collateral Loan (i) is owed by an Obligor (other than a guarantor) who is domiciled (within the meaning of the Civil Code of Quebec) in the Province of Quebec or
whose address (as indicated in the Related Documents) is located in the Province of
Quebec, (ii) in respect of which the Related Documents provide that payments are to made to an address or a bank account located or maintained in the Province of Quebec or
(iii) in respect of which the Related Documents governing the Collateral Loan contain a stipulation to the effect that such contract is governed by the laws of the Province of
Quebec, then the Borrower shall have delivered security documentation reasonably satisfactory to the Administrative Agent; and
(ff)
is not an obligation of an Obligor (or guarantor) engaged in (i) assault weapons or firearms manufacturing, (ii) payday lending or adult entertainment, (iii) the gaming industry (other than hospitality and/or resorts development, or the management thereof or Obligors with ancillary business units that provide services to the gaming

771643024 22723957
industry but who are not primarily involved in such activities) or (iv) the growth and sale of marijuana.
“Eligible Investments” means any Dollar investment that, at the time it is Delivered
(directly or through an intermediary or bailee), is Cash or one or more of the following obligations or securities:
(a)
direct interest bearing obligations of, and interest bearing obligations guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality of the United States, the obligations of which are backed by the full faith and credit of the United States;
(b)
demand or time deposits in, certificates of deposit of, bank deposit products, demand notes of, or bankers’ acceptances issued by any depository institution or trust company organized under the Laws of the United States or any State thereof
(including any federal or state branch or agency of a foreign depository institution or trust company) and subject to supervision and examination by federal and/or state banking authorities (including, if applicable, the Collateral Agent, the Custodian, the Collateral
Administrator or the Administrative Agent or any agent thereof acting in its commercial capacity); provided that the short-term unsecured debt obligations of such depository institution or trust company at the time of such investment, or contractual commitment providing for such investment, are rated at least “A-1” by S&P and “P-1” by Moody’s;
(c)
commercial paper that (i) is payable in Dollars and (ii) is rated at least
“A-1” by S&P and “P-1” by Moody’s; and
(d)
units of money market funds having a rating of the Highest Required
Investment Category from each of S&P and Moody’s.
No Eligible Investment shall have an “f,” “r,” “p,” “pi,” “q,” “sf” or “t” subscript affixed to its S&P rating. Any such investment may be made or acquired from or through the Collateral Agent or the Administrative Agent or any of their respective Affiliates, or any Person for whom the Collateral Agent, the Administrative Agent, the Custodian, the
Collateral Administrator or any of their respective Affiliates provides services and receives compensation (so long as such investment otherwise meets the applicable requirements of the foregoing definition of Eligible Investment at the time of acquisition)
or acts as offeror of; provided that, notwithstanding the foregoing clauses (a) through (d),
Eligible Investments may only include obligations or securities that constitute cash equivalents for purposes of the rights and assets in paragraph (c)(8)(i)(B) of the exclusions from the definition of “covered fund” for purposes of the Volcker Rule. The
Collateral Agent, the Collateral Administrator, Custodian and Document Custodian shall have no obligation to determine or oversee compliance with the foregoing or to determine whether an investment is an “Eligible Investment”.
“Engagement Letter” means that certain engagement letter, dated as of October 11, 2022, by and between Main Street Capital Corporation and Truist Securities, Inc.

771643024 22723957
“Equity Security” means any stock or similar security, certificate of interest or participation in any profit sharing agreement, reorganization certificate or subscription, transferable share, voting trust certificate or certificate of deposit for an equity security, limited partnership interest, interest in a joint venture, or certificate of interest in a business trust; any security future on any such security; or any security convertible, with or without consideration into such a security, or carrying any warrant or right to subscribe to or purchase such a security;
or any such warrant or right.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.
“ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the thirty day notice requirement is waived); (b) the failure with respect to any Plan to satisfy the
“minimum funding standard” (as defined in Section 412 of the Code or Section 302 of ERISA);
(c) the filing pursuant to Section 412(c) of the Code or Section 302 of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) a determination that any Plan is, or is expected to be, in “at risk” status (as defined in Section 430 of the Code or
Section 303 of ERISA); (e) the incurrence by the Borrower or any member of its ERISA Group of any material liability under Title IV of ERISA with respect to the termination of any Plan; (f)
(i) the receipt by the Borrower or any member of its ERISA Group from the PBGC of a notice of determination that the PBGC intends to seek termination of any Plan or to have a trustee appointed for any Plan under Section 4041(c) of ERISA, or (ii) the filing by the Borrower or any member of its ERISA Group of a notice of intent to terminate any Plan; (g) the incurrence by the
Borrower or any member of its ERISA Group of any material liability (i) with respect to a Plan pursuant to Sections 4063 and 4064 of ERISA, (ii) with respect to a facility closing pursuant to
Section 4062(e) of ERISA, or (iii) with respect to the withdrawal or partial withdrawal from any
Multiemployer Plan; (h) the receipt by the Borrower or any member of its ERISA Group of any notice concerning the imposition of Withdrawal Liability or a determination that a
Multiemployer Plan is, or is expected to be, in endangered status or critical status, within the meaning of Section 432 of the Code or Section 305 of ERISA or is or is expected to be insolvent, within the meaning of Title IV of ERISA; or (i) the failure of the Borrower or any member of its
ERISA Group to make any required contribution to a Multiemployer Plan.
“ERISA Group” means, with respect to any Person, each controlled group of corporations or trades or businesses (whether or not incorporated) under common control that is treated as a single employer under Section 414(b) or (c) of ERISA or, for purposes of Section
302 of ERISA or Section 412(m) or (o) of the Code, with such Person.
“Erroneous Payment” has the meaning assigned to it in Section 12.07(a).
“Erroneous Payment Deficiency Assignment” has the meaning assigned to it in Section
12.07(d).
“Erroneous Payment Impacted Class” has the meaning assigned to it in Section
12.07(d).

771643024 22723957
“Erroneous Payment Return Deficiency” has the meaning assigned to it in Section
12.07(d).
“Erroneous Payment Subrogation Rights” has the meaning assigned to it in Section
12.07(d).
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.
“Event of Default” means the occurrence of any of the events, acts or circumstances set forth in Section 6.01.
“Excess Concentration Amount” means, at any time in respect of which any one or more of the Concentration Limitations are exceeded, the portions (calculated by the Collateral
Manager without duplication) of the Aggregate Collateral Balance of each Eligible Collateral
Loan that cause such Concentration Limitations to be exceeded; provided that (i) any Excess
Concentration Amount related to clause (l) of the definition of Concentration Limitations shall be calculated as the product of (a) the portions (calculated without duplication) of the Aggregate
Collateral Balance of each Eligible Collateral Loan that causes such Concentration Limitation to be exceeded, times (b) 1 minus the Recovery Rate applicable to each such Collateral Loan and
(ii) any Excess Concentration Amount related to clause (m) of the definition of Concentration
Limitation shall be calculated as the product of (a) the portions (calculated without duplication)
of the Aggregate Collateral Balance of each Eligible Collateral Loan that causes such
Concentration Limitation to be exceeded, times (b) 1 minus the lower of (x) 90% or (y) the
Market Value applicable to each such Collateral Loan.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, all as from time to time in effect, or any successor law, rules or regulations, and any reference to any statutory or regulatory provision shall be deemed to be a reference to any successor statutory or regulatory provision.
“Excluded Taxes” means any of the following Taxes imposed on or with respect to a
Secured Party or required to be withheld or deducted from a payment to a Secured Party:
(a) Taxes imposed on or measured by a Secured Party’s net income (however denominated), franchise Taxes imposed on a Secured Party, and branch profits Taxes imposed on a Secured
Party, in each case, (i) by the jurisdiction (or any political subdivision thereof) under the Laws of which such Secured Party is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located or (ii) that are Other Connection
Taxes, (b) in the case of any Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender, with respect to any applicable interest in Advances or Commitments, pursuant to a Law in effect on the date on which (i) such Lender becomes a party hereto (other than pursuant to an assignment requested by the Borrower under Section
2.17) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 16.03(h), amounts with respect to such Taxes were payable either to such
Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Secured Party’s

771643024 22723957
failure to comply with Section 16.03(g), and (d) U.S. federal withholding Taxes imposed under
FATCA.
“Facility Amount” means (a) on or prior to the Commitment Termination Date,
$~~240,000,000~~600,000,000 (as such amount may be reduced from time to time pursuant to
Section 2.06 or increased from time to time in accordance with Section 2.18) and (b) following the Commitment Termination Date, the outstanding principal balance of all the Advances.
“Facility Amount Increase” means an increase in the Facility Amount pursuant to
Section 2.18.
“Facility Amount Increase Agreement” has the meaning assigned to such term in Section
2.18.
“Facility Amount Increase Request” has the meaning assigned to such term in Section
2.18.
“Facility Documents” means this Agreement, the Purchase and Contribution Agreement, the Account Control Agreement, the Fee Letters, and any other security agreements and other instruments entered into or delivered by or on behalf of the Borrower pursuant to Section 5.01(c)
to create, perfect or otherwise evidence the Collateral Agent’s security interest in the Collateral.
“FATCA” means Sections 1471 through 1474 of
Agreement (or any amended or successor version that is
materially more onerous to comply with), any current
the Code, as of the date of this
substantively comparable and not
or future regulations or official
interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities entered into in connection with the implementation of the foregoing.
“Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business
Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it; provided that, if at any time a Lender is borrowing overnight funds from a Federal Reserve
Bank that day, the Federal Funds Rate for such Lender for such day shall be the average rate per annum at which such overnight borrowings are made on that day as promptly reported by such
Lender to the Borrower and the Agents in writing. Each determination of the Federal Funds Rate by a Lender pursuant to the foregoing proviso shall be conclusive and binding except in the case of manifest error. Notwithstanding anything herein to the contrary, in no event shall the Federal
Funds Rate be less than 0.00%.
“Fee Letters” means the Lender Fee Letter and the Collateral Agent and Collateral
Administrator Fee Letter.

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“Final Maturity Date” means the earlier of (a) the second anniversary of the Scheduled
Reinvestment Period End Date (or such later date as may be agreed by the Borrower and each of the Lenders and notified in writing to the Agents) or (b) the date of the termination of the
Commitments and acceleration of the Obligations pursuant to Section 6.01.
“Final Order” means an order, judgment, decree or ruling the operation or effect of which has not been stayed, reversed or amended and as to which order, judgment, decree or ruling (or any revision, modification or amendment thereof) the time to appeal or to seek review or rehearing has expired and as to which no appeal or petition for review or rehearing was filed or, if filed, remains pending.
“Financial Asset” has the meaning assigned to such term in Section 8-102(a)(9) of the
UCC.
“First Lien Loan” means any Collateral Loan (for purposes of this definition, a “loan”)
that meets the following criteria:
(a)
is not (and is not expressly permitted by its terms to become) subordinate in right of payment to any other obligation for borrowed money of the Obligor of such loan, unless such loan is a Split First Lien Loan;
(b)
is secured by a valid first priority perfected Lien in, to or on specified collateral (unless such loan is a Split Lien Loan) securing the Obligor’s obligations under such loan (whether or not such loan is also secured by any lower priority Lien on other collateral), but subject to purchase money Liens and customary Liens for taxes or regulatory charges not then due and payable and other permitted Liens under the Related
Documents; provided that such permitted Liens do not directly secure indebtedness for borrowed money;
(c)
is secured, pursuant to such first priority perfected Lien (unless such loan is a Split Lien Loan), by collateral having a value (determined as set forth below) that is not less than the Principal Balance of such loan plus the aggregate Principal Balances of all other loans of equal seniority secured by a first Lien in the same collateral; and
(d)
is not a loan which is secured solely or primarily by the common stock of its Obligor or any of its Affiliates;
provided that the limitation set forth in clause (d) of this definition shall not apply with respect to a Collateral Loan made to a parent entity that is secured solely or primarily by the stock of one or more subsidiaries of such parent entity to the extent that either (i) in the
Collateral Manager’s judgment, the applicable Related Documents of such Collateral Loan limit the activities of such Obligor or such subsidiary, as applicable, in such a manner so as to provide a reasonable expectation that (x) cash flows from such Obligor or from such subsidiary and such
Obligor, as applicable, are sufficient to provide debt service on such Collateral Loan and (y)
assets of such Obligor or of such subsidiary and such Obligor, as applicable, would be available to repay principal of and interest on such Collateral Loan in the event of the enforcement of such
Related Documents or (ii) the granting by any such subsidiary of a Lien on its own property would violate law or regulations applicable to such subsidiary (whether the obligation secured is

771643024 22723957
such Collateral Loan or any other similar type of indebtedness owing to third parties); provided that (i) neither a First Lien/Last Out Loan nor a Split Lien Loan shall constitute a First Lien Loan and (ii) a Split First Lien Loan and Stretch Senior Loan shall constitute a First Lien Loan;
provided, however, that, for purposes of determining the applicable Advance Rate for a Stretch
Senior Loan (or portion thereof), such Advance Rate shall be determined in accordance with the definition of Stretch Senior Loan.
The determination as to whether clause (c) of this definition is satisfied shall be based on both (a) an analysis of the enterprise value (including, without limitation, its general financial condition, ability to generate cash flow available for debt service and other demands for that cash flow) of the related Obligor by the Collateral Manager or an Appraisal or other valuation (which may be an internal Appraisal or valuation performed by the Collateral Manager) performed on or about the date of acquisition by the Borrower or of the most recent restructuring of such
Collateral Loan, and (b) the Collateral Manager’s judgment at the time such Collateral Loan is acquired by the Borrower.
“First Lien/Last Out Loan” means a Collateral Loan (other than a Split First Lien Loan or a Split Lien Loan) that would constitute a First Lien Loan (other than by operation of the proviso in the definition of such term) but that, in the case of an event of default under the applicable Related Document, will be paid after one or more tranches of first lien loans issued by the same Obligor have been paid in full in accordance with a specified waterfall of payments.
“Fixed Charge Coverage Ratio” means, with respect to any Collateral Loan for any
Relevant Test Period, the meaning of “Fixed Charge Coverage Ratio” or any comparable term relating to the ratio of fixed charges to EBITDA defined in the Related Documents for such
Collateral Loan, and in any case that “Fixed Charge Coverage Ratio” or such comparable term is not defined in such Related Documents, the ratio of (a) fixed charges to (b) EBITDA as calculated by the Collateral Manager in good faith using information from and calculations consistent with the relevant financial models, pro forma financial statements, compliance statements and financial reporting packages provided by the relevant Obligor as per the requirements of the Related Documents.
“Fixed Rate Loan” means any Collateral Loan that bears a fixed rate of interest.
“Floating Rate Loan” means any Collateral Loan that bears a floating rate of interest.
“Floor” means a rate of interest equal to 0.00%.
“Floor Loan” means, as of any date:
(a)
a Floating Rate Loan (1) for which the Related Documents provide for a
SOFR rate option (or other applicable benchmark rate) and that such SOFR rate (or other applicable benchmark rate) is calculated as the greater of a specified “floor” rate per annum and the SOFR rate (or other applicable benchmark rate) for the applicable interest period and (2) that, as of such date, bears interest based on such SOFR rate option (or other applicable benchmark rate), but only if as of such date the SOFR rate (or other

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applicable benchmark rate) for the applicable interest period is less than such floor rate;
and
(b)
a Floating Rate Loan (1) for which the Related Documents provide for a base or prime rate option and such base or prime rate is calculated as the greater of a specified “floor” rate per annum and the base or prime rate for the applicable interest period and (2) that, as of such date, bears interest based on such base or prime rate option, but only if as of such date the base or prime rate for the applicable interest period is less than such floor rate.
“FRB” has the meaning assigned to such term in the definition of Deliver.
“Fronting Exposure” means, at any time there is a Defaulting Lender, such Defaulting
Lender’s Percentage of the amount of Swingline Advances other than Swingline Advances as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders, repaid by the Borrower or for which cash collateral or other credit support acceptable to the
Swingline Lender shall have been provided in accordance with the terms hereof.
“Fundamental Amendment” means any amendment, modification, waiver or supplement of or to this Agreement that would (a) increase or extend the term of the Commitments or change the Final Maturity Date (other than an increase of the Commitment of a particular Lender or the addition of a new Lender agreed to by the relevant Lender), (b) extend the date fixed for the payment of principal of or interest on any Advance or any fee hereunder, (c) reduce the amount of any such payment of principal, (d) reduce the rate at which Interest is payable thereon or any fee is payable hereunder, (e) release any material portion of the Collateral, except in connection with dispositions permitted hereunder, (f) alter the terms of Section 9.01 or Section 16.01(b), (g)
modify the definition of the terms “Majority Lenders”, “Required Lenders”, “Maximum
Available Amount”, “Borrowing Base”, “Maximum Advance Rate Test”, “Maximum Advance
Rate Default Test” or “Minimum Equity Amount”; (h) modify in any other manner the number or percentage of the Lenders required to make any determinations or waive any rights hereunder or to modify any provision hereof or (i) extend the Reinvestment Period.
“GAAP” means generally accepted accounting principles in effect from time to time in the United States.
“GICS” means, as of any date, the most recently published Global Industry Classification
Standard.
“GICS Industry Group Classification” means any industry group classification within
GICS set forth in Schedule 4 hereto, as updated and amended from time to time.
“Government Security” has the meaning assigned to such term in the definition of
Deliver.
“Governmental Authority” means any nation or government, any state, province, territory or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, administrative tribunal, central bank, public office, court, arbitration or mediation panel, or other
Person exercising executive, legislative, judicial, taxing, regulatory or administrative powers or

771643024 22723957
functions of or pertaining to government, including the Securities and Exchange Commission, the stock exchanges, any Federal, state, territorial, county, municipal or other government or governmental agency, arbitrator, board, body, branch, bureau, commission, court, department, instrumentality, master, mediator, panel, referee, system or other political unit or subdivision or other Person of any of the foregoing, whether domestic or foreign.
“Governmental Authorizations” means all franchises, permits, licenses, approvals, consents and other authorizations of all Governmental Authorities.
“Governmental Filings” means all filings, including franchise and similar tax filings, and the payment of all fees, assessments, interests and penalties associated with such filings with all
Governmental Authorities.
“Haircut Collateral Loan” means, at any time without duplication, (x) any Collateral
Loan that had satisfied clause (cc) of the definition of Eligible Collateral Loan on the related
Designation Date, but at any such time after the related Designation Date is no longer satisfying clause (cc) of the definition of Eligible Collateral Loan or (y) any Collateral Loan that at any time does not satisfy clause (bb) of the definition of Eligible Collateral Loan.
“Haircut Collateral Loan Balance” means:
(a)
for each First Lien Loan, Split First Lien Loan or Split Lien Loan that constitutes a Haircut Collateral Loan solely as a result of the failure to satisfy clause (bb)
of the definition of Eligible Collateral Loan, at any time, the lesser of (i) the current
Market Value of such Haircut Collateral Loan, and (ii) the product of (x) the Principal
Balance of such Haircut Collateral Loan and (y) 1 minus (I) for a Haircut Level 1
Collateral Loan, 10%, (II) for a Haircut Level 2 Collateral Loan, 20%, (III) for a Haircut
Level 3 Collateral Loan, 35% and (IV) for a Haircut Level 4 Collateral Loan, 50%;
provided that for each Second Lien Loan that constitutes a Haircut Collateral Loan, at any time, the lesser of (i) the current Market Value of such Haircut Collateral Loan and (ii)
the product of (x) the Principal Balance of such Haircut Collateral Loan and (y) 1 minus
(I) for a Haircut Level 1 Collateral Loan, a Haircut Level 2 Collateral Loan or a Haircut
Level 3 Collateral Loan, 50% and (II) for a Haircut Level 4 Collateral Loan, 70%, and
(b)
if such Collateral Loan constitutes a Haircut Collateral Loan solely as a result of the failure to satisfy clause (cc) of the definition of Eligible Collateral Loan, at any time, the lesser of (i) the current Market Value of such Haircut Collateral Loan, and
(ii) the product of (x) the Principal Balance of such Haircut Collateral Loan and (y) the
Recovery Rate for such Collateral Loan.
Any Collateral Loan that constitutes a Haircut Collateral Loan as a result of the failure to satisfy both clauses (bb) and (cc) of the definition of Eligible Collateral Loan shall have its Haircut Collateral Loan Balance calculated in accordance with clause (b)
above.
“Haircut Level 1 Collateral Loan” means a Haircut Collateral Loan that is to:

771643024 22723957
(i)
a Tier 1 Obligor with (x) in respect of a Collateral Loan other than a
Stretch Senior Loan, (A) a Senior Leverage Ratio of greater than 5.50x but less than or equal to 6.00x and (B) a Total Leverage Ratio of greater than 7.50x but less than or equal to 8.00x, or (y) in respect of a Stretch Senior Loan, a Total Leverage Ratio of greater than
6.50x but less than or equal to 7.00x;
(ii)
a Tier 2 Obligor with (x) in respect of a Collateral Loan other than a
Stretch Senior Loan, (A) a Senior Leverage Ratio of greater than 4.75x but less than or equal to 5.25x and (B) a Total Leverage Ratio of greater than 6.50x but less than or equal to 7.00x, or (y) in respect of a Stretch Senior Loan, a Total Leverage Ratio of greater than
5.75x but less than or equal to 6.25x; or
(iii)
a Tier 3 Obligor with (x) in respect of a Collateral Loan other than a
Stretch Senior Loan, (A) a Senior Leverage Ratio of greater than 4.25x but less than or equal to 4.75x and (B) a Total Leverage Ratio of greater than 5.50x but less than or equal to 6.00x, or (y) in respect of a Stretch Senior Loan, a Total Leverage Ratio of greater than
5.00x but less than or equal to 5.50x.
“Haircut Level 2 Collateral Loan” means a Haircut Collateral Loan that is to:
(i)
a Tier 1 Obligor with (x) in respect of a Collateral Loan other than a
Stretch Senior Loan, (A) a Senior Leverage Ratio of greater than 6.00x but less than or equal to 6.50x and (B) a Total Leverage Ratio of greater than 8.00x but less than or equal to 8.50x, or (y) in respect of a Stretch Senior Loan, a Total Leverage Ratio of greater than
7.00x but less than or equal to 7.50x;
(ii)
a Tier 2 Obligor with (x) in respect of a Collateral Loan other than a
Stretch Senior Loan, (A) a Senior Leverage Ratio of greater than 5.25x but less than or equal to 5.75x and (B) a Total Leverage Ratio of greater than 7.00x but less than or equal to 7.50x, or (y) in respect of a Stretch Senior Loan, a Total Leverage Ratio of greater than
6.25x but less than or equal to 6.75x; or
(iii)
a Tier 3 Obligor with (x) in respect of a Collateral Loan other than a
Stretch Senior Loan, (A) a Senior Leverage Ratio of greater than 4.75x but less than or equal to 5.25x and (B) a Total Leverage Ratio of greater than 6.00x but less than or equal to 6.50x, or (y) in respect of a Stretch Senior Loan, a Total Leverage Ratio of greater than
5.50x but less than or equal to 6.00x.
“Haircut Level 3 Collateral Loan” means a Haircut Collateral Loan that is to:
(i)
a Tier 1 Obligor with (x) in respect of a Collateral Loan other than a
Stretch Senior Loan, (A) a Senior Leverage Ratio of greater than 6.50x but less than or equal to 7.00x and (B) a Total Leverage Ratio of greater than 8.50x but less than or equal to 9.00x, or (y) in respect of a Stretch Senior Loan, a Total Leverage Ratio of greater than
7.50x but less than or equal to 8.00x;
(ii)
a Tier 2 Obligor with (x) in respect of a Collateral Loan other than a
Stretch Senior Loan, (A) a Senior Leverage Ratio of greater than 5.75x but less than or

771643024 22723957
equal to 6.25x and (B) a Total Leverage Ratio of greater than 7.50x but less than or equal to 8.00x, or (y) in respect of a Stretch Senior Loan, a Total Leverage Ratio of greater than
6.75x but less than or equal to 7.25x; or
(iii)
a Tier 3 Obligor with (x) in respect of a Collateral Loan other than a
Stretch Senior Loan, (A) a Senior Leverage Ratio of greater than 5.25x but less than or equal to 5.75x and (B) a Total Leverage Ratio of greater than 6.50x but less than or equal to 7.00x, or (y) in respect of a Stretch Senior Loan, a Total Leverage Ratio of greater than
6.00x but less than or equal to 6.50x.
“Haircut Level 4 Collateral Loan” means a Haircut Collateral Loan that is to:
(i)
a Tier 1 Obligor with (x) in respect of a Collateral Loan other than a
Stretch Senior Loan, (A) a Senior Leverage Ratio of greater than 7.00x and (B) a Total
Leverage Ratio of greater than 9.00x, or (y) in respect of a Stretch Senior Loan, a Total
Leverage Ratio of greater than 8.00x;
(ii)
a Tier 2 Obligor with (x) in respect of a Collateral Loan other than a
Stretch Senior Loan, (A) a Senior Leverage Ratio of greater than 6.25x and (B) a Total
Leverage Ratio of greater than 8.00x, or (y) in respect of a Stretch Senior Loan, a Total
Leverage Ratio of greater than 7.25x; or
(iii)
a Tier 3 Obligor with (x) in respect of a Collateral Loan other than a
Stretch Senior Loan, (A) a Senior Leverage Ratio of greater than 5.75x and (B) a Total
Leverage Ratio of greater than 7.00x, or (y) in respect of a Stretch Senior Loan, a Total
Leverage Ratio of greater than 6.50x.
“Highest Required Investment Category” means (a) with respect to ratings assigned by
Moody’s, “Aa2” or “P-1” for one month instruments, “Aa2” and “P-1” for three month instruments, “Aa3” and “P-1” for six month instruments and “Aa2” and “P-1” for instruments with a term in excess of six months and (b) with respect to rating assigned by S&P, “A-1” for short-term instruments and “A” for long-term instruments.
“Indemnified Party” has the meaning assigned to such term in Section 16.04(b).
“Indemnified Taxes” means (a) Taxes other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any
Facility Document and (b) to the extent not otherwise described in clause (a), Other Taxes.
“Independent Accountants” has the meaning assigned to such term in Section 8.08.
“Independent Manager” means a natural Person who, (A) for the five-year period prior to his or her appointment as Independent Manager, has not been, and during the continuation of his or her service as Independent Manager is not: (i) an employee, director, stockholder, member, manager, partner or officer of the Borrower, the Parent or any of their respective Affiliates (other than his or her service as an Independent Manager of the Borrower, the Parent or other Affiliates that are structured to be “bankruptcy remote”); (ii) a customer or supplier of the Borrower, the
Parent or any of their respective Affiliates (other than his or her service as an Independent

771643024 22723957
Manager of the Borrower, the Parent or any such Affiliate); (iii) a Person controlling or under common control with any partner, shareholder, member, manager, Affiliate or supplier of the
Borrower, the Parent or any Affiliate thereof or (iv) any member of the immediate family of a
Person described in clauses (i), (ii) or (iii); provided that an independent manager may serve in similar capacities for other special purpose entities established from time to time by Affiliates of the Borrower or the Parent and (B) has, (i) prior experience as an Independent Manager for a corporation or limited liability company whose charter documents required the unanimous consent of all Independent Managers thereof before such corporation or limited liability company could consent to the institution of bankruptcy or insolvency proceedings against it or could file a petition seeking relief under any Applicable Law relating to bankruptcy and (ii) at least three years of employment experience with one or more Persons that provide, in the ordinary course of their respective businesses, advisory, management or placement services to issuers of securitization or structured finance instruments, agreements or securities.
“Ineligible Collateral Loan” means, at any time, a Collateral Loan or any portion thereof, that fails to satisfy any criteria of the definition of Eligible Collateral Loan as of the date when such criteria are applicable; it being understood that such criteria in the definition of
Eligible Collateral Loan that are specified to be applicable only as of the date of acquisition of such Collateral Loan shall not be applicable after the date of acquisition of such Collateral Loan.
“Insolvency Event” means, with respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under the Bankruptcy Code or any other applicable insolvency Law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person’s affairs, and such decree or order shall remain unstayed and in effect for a period of sixty consecutive days; or (b)
the commencement by such Person of a voluntary case under the Bankruptcy Code or any other applicable insolvency Law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such Law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such
Person in furtherance of any of the foregoing.
“Instrument” has the meaning assigned to such term in Section 9-102(a)(47) of the UCC.
“Interest” means, for each day during an Interest Accrual Period, the sum of the products
(for each day during such Interest Accrual Period) of:
where:

771643024 22723957
IR
=
the Interest Rate for such Interest Accrual Period;
P
=
the principal amount of the Advances outstanding on such day; and
D
=
360.
“Interest Accrual Period” means (a) with respect to the first Payment Date, the period from and including the Closing Date to and including the last day of the calendar month preceding the first Payment Date and (b) with respect to any subsequent Payment Date, the period commencing on the first day of the calendar month in which the preceding Payment Date occurred and ending on the last day of the calendar month immediately preceding the month in which such Payment Date occurs; provided, that the final Interest Accrual Period hereunder shall end on and include the day prior to the payment in full of the Advances hereunder.
“Interest Collection Account” has the meaning assigned to such term in Section 8.02(a).
“Interest Coverage Ratio” means, on any Monthly Reporting Date, the percentage equal to:
(a)
an amount equal to the Collateral Interest Amount at such time; divided by
(b)
the amount payable on the Payment Date immediately following such date of determination, in each case pursuant to Section 9.01(a)(i)(A) through (E).
“Interest Coverage Ratio Test” means a test that will be satisfied on any Monthly
Reporting Date if the Interest Coverage Ratio is greater than or equal to 125%; provided that the
Interest Coverage Ratio Test shall be deemed to be satisfied on any day prior to the initial
Advance hereunder.
“Interest Proceeds” means, with respect to any Collection Period or the related
Determination Date, without duplication, the sum of:
(a)all payments of interest and other income received in cash by the Borrower during such Collection Period on the Collateral Loans (including interest and other income received in cash on Ineligible Collateral Loans and accrued interest received in cash in connection with a sale thereof during such Collection Period);
(b)  all principal and interest payments received by the Borrower during such
Collection Period on Eligible Investments purchased with Interest Proceeds and all interest payments received by the Borrower during such Collection Period on Eligible
Investments purchased with amounts credited to the Revolving Reserve Account;
(c)
allamendmentandwaiverfees,latepaymentfees(including
compensation for delayed settlement or trades), and all protection fees and other fees and commissions received by the Borrower during such Collection Period, unless the
Collateral Manager notifies the Agents before such Determination Date that the

771643024 22723957
Collateral Manager in its sole discretion has determined that such payments are to be treated as Principal Proceeds; and
(d)
commitment fees, facility fees, anniversary fees, ticking fees and other similar fees received by the Borrower during such Collection Period unless the Collateral
Manager notifies the Agents before such Determination Date that the Collateral Manager in its sole discretion has determined that such payments are to be treated as Principal
Proceeds;
provided that:
(1)  as to any Defaulted Collateral Loan (and only so long as it remains a Defaulted Collateral Loan), any amounts received in respect thereof will constitute Principal Proceeds (and not Interest Proceeds) until the aggregate of all
Collections in respect thereof since it became a Defaulted Collateral Loan equals the Principal Balance of such Defaulted Collateral Loan at the time as of which it became a Defaulted Collateral Loan and all amounts received in excess thereof will constitute Interest Proceeds;
(2) any amounts received in respect of any Equity Security that was received in exchange for a Defaulted Collateral Loan will constitute Principal
Proceeds (and not Interest Proceeds) until the aggregate of all collections in respect of such Equity Security equals the outstanding Principal Balance of the related Collateral Loan, at the time it became a Defaulted Collateral Loan, for which such Equity Security was received in exchange; and
(3)
all Cash received as equity contributions from the Parent will constitute Principal Proceeds unless specified by the Collateral Manager pursuant to Section 10.05.
“Interest Rate” means, for any Interest Accrual Period, an interest rate per annum equal to (a) at the election of the Administrative Agent or Required Lenders, at any time an Event of
Default has occurred and is continuing (and has not otherwise been waived by the Lenders pursuant to the terms hereof), the Base Rate plus the Applicable Margin, (b) with respect to
Swingline Advances, the Base Rate plus the Applicable Margin or (c) in all other cases, subject to Section 2.11, ~~Adjusted~~ Term SOFR (or, if a Benchmark Replacement has occurred, the then-applicable Benchmark) plus the Applicable Margin.
“Interim Order” means an order, judgment, decree or ruling entered after notice and a hearing conducted in accordance with Bankruptcy Rule 4001(c) granting interim authorization, the operation or effect of which has not been stayed, reversed or amended.
“Investment Company Act” means the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.
“Law” means any action, code, consent decree, constitution, decree, directive, enactment, finding, guideline, law, injunction, interpretation, judgment, order, ordinance, policy statement, proclamation, promulgation, regulation, requirement, rule, rule of law, treaty, rule of

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public policy, settlement agreement, statute, or writ, of any Governmental Authority, or any particular section, part or provision thereof.
“LBO Loan” means a Collateral Loan (a) the proceeds of which are used to finance the acquisition of the Obligor by the sponsor thereof and (b) that has an Obligor with equity of less than 25% of its total capitalization at the time of such acquisition, as determined by the
Collateral Manager in its commercially reasonable discretion.
“Lender Fee Letter” means that certain amended and restated lender fee letter, dated as of the ~~Closing~~Second Amendment Date, by and among the Lenders ~~and~~, the Borrower and the
Administrative Agent.
“Lender Joinder Agreement” has the meaning assigned to such term in Section 2.18.
“Lenders” means the Persons listed on Schedule 1 and any other Person that shall have become a party hereto in accordance with the terms hereof pursuant to an Assignment and
Acceptance or Lender Joinder Agreement, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance. For the avoidance of doubt, the Swingline
Lender shall constitute a “Lender” with respect to the repayment of Swingline Advances for all purposes hereunder.
“Liabilities” means all liabilities, obligations, losses, claims, damages, penalties, actions, judgments, suits, costs, reasonable and documented out-of-pocket expenses (including reasonable and documented out-of-pocket attorneys’ fees and expenses) and disbursements of any kind or nature whatsoever.
“Lien” means any mortgage, pledge, hypothecation, assignment, encumbrance, lien or security interest (statutory or other), or preference, priority or other security agreement, charge or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing authorized by the Borrower of any financing statement under the UCC or comparable Law of any jurisdiction).
“Listed Collateral Loan” means a Collateral Loan for which three or more bids are quoted and available from Loan Pricing Corporation, Mark-it Partners (formerly known as Loan
X), Interactive Data Corporation or another nationally recognized broker-dealer or nationally recognized quotation service requested by the Collateral Manager and approved from time to time by the Administrative Agent and the Required Lenders.
“Listed Value” means, for any Listed Collateral Loan, the bid price for such Collateral
Loan most recently quoted by Loan Pricing Corporation, Mark-it Partners (formerly known as
Loan X) or Interactive Data Corporation and obtained by the Collateral Manager, or quoted by another nationally recognized broker-dealer or nationally recognized quotation service as may be approved from time to time by the Administrative Agent if so requested by the Borrower;
provided that, if the Collateral Manager reasonably believes that the price quoted by any such source is based on less than three bona fide bids, then the Collateral Manager, by notice to the

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Administrative Agent, may determine the Listed Value in accordance with clause (b) of the definition of Market Value.
“Loan Checklist” means an electronic or hard copy, as applicable, checklist in the form of Exhibit G, delivered by the Collateral Manager on behalf of the Borrower to the
Administrative Agent and the Collateral Administrator, for each Collateral Loan, of all Related
Documents to be included within the respective loan file, which, unless otherwise specified as an original, shall be a copy.
“Main Street” means Main Street Capital Corporation, a Maryland corporation.
“Majority Lenders” means, as of any date of determination, one or more Lenders having aggregate Percentages greater than 50%.
To the extent provided in Section 16.01(d), the
Percentage of any Defaulting Lender shall be disregarded in determining Majority Lenders at any time.
“Margin Stock” has the meaning assigned to such term in Regulation U.
“Market Value” means, as of any date, for any Collateral Loan:
(a)
if such Collateral Loan is a Listed Collateral Loan as at such date, the
Listed Value of such Collateral Loan as at such date; and
(b)
lower of:
if such Collateral Loan is not a Listed Collateral Loan as of such date, the
(i) the fair market value of such Collateral Loan as reasonably determined by the Collateral Manager in accordance with the Collateral
Management Standard; and
(ii)
the purchase price in respect of such Collateral Loan expressed as an effective percentage of par less any loss reserves maintained by the Borrower in respect of such Collateral Loan in accordance with GAAP.
“Material Adverse Effect” means (1) a material adverse effect on (a) the business, assets, financial condition or operations of the Borrower or the Collateral Manager, either individually or taken as a whole (excluding a decline in the asset value of the Borrower or a change in general market conditions or values of the loans and investments held by the Borrower), (b) the validity, enforceability or collectability of this Agreement or any other Facility Document or the validity, enforceability or collectability of the Collateral Loans or the Related Documents generally or any material portion of the Collateral Loans or the Related Documents, (c) the rights and remedies of the Administrative Agent, the Lenders and the other Secured Parties with respect to matters arising under this Agreement or any other Facility Document, (d) the ability of each of the
Borrower or the Collateral Manager to perform its obligations under any Facility Document to which it is a party, or (e) the status, existence, perfection, priority or enforceability of the
Collateral Agent’s Lien on the Collateral; provided that if a material adverse effect described in clause (b) or (d) affects or impairs the rights and remedies of the Borrower with respect to the validity, enforceability, legality or collectability of only a portion of the Collateral (and not as a

771643024 22723957
whole), such effects shall not constitute a Material Adverse Effect at any time that such affected
Collateral Loans are excluded from the Borrowing Base.
“Material Modification” means, with respect to any Collateral Loan, any amendment, waiver, consent or modification of a Related Document with respect thereto (it being understood that a release document or similar instrument executed or delivered in connection with a disposition that is otherwise permitted under the applicable Related Documents shall not constitute an amendment or modification to such Related Document) executed or effected after the date on which such Collateral Loan is acquired by the Borrower, that:
(a)
reduces or waives one or more interest payments or permits any interest due with respect to such Collateral Loan in cash to be deferred or capitalized and added to the principal amount of such Collateral Loan (other than any deferral or capitalization already expressly permitted by the terms of its Related Documents or pursuant to the application
provisions,
Borrower);
of a pricing grid or pursuant to benchmark replacement interest rate in each case, as of the date such Collateral Loan was acquired by the
(b)
contractually or  structurally subordinates  such  Collateral  Loan  by operation of a priority of payments, turnover provisions or the transfer of assets in order to limit recourse to the related Obligor;
(c)  substitutes or releases the underlying assets securing such Collateral Loan
(other than as expressly permitted by the Related Documents as of the date such
Collateral Loan was acquired by the Borrower) or releases any material guarantor or co-Obligor from its obligations with respect thereto, and each such substitution or release materially and adversely affects the value of such Collateral Loan (as determined by the
Administrative Agent in a commercially reasonable manner);
(d)
waives, extends or postpones any date fixed for any scheduled payment
(including at maturity) or mandatory prepayment of principal on such Collateral Loan; or
(e)
reduces or forgives any principal amount of such Collateral Loan;
provided that (i) any Collateral Loan subject to a Material Modification which subsequently becomes a Credit Improved Loan shall no longer be considered to have been subject to a
Material Modification hereunder unless such Collateral Loan is subject to a subsequent Material
Modification; and (ii) the Collateral Manager shall be permitted, in accordance with the
Collateral Management Standard (and not with the intention of increasing availability or circumventing any event or condition set forth in this Agreement), to reduce one or more interest payments, extend, waive or postpone any date fixed for any scheduled payment of principal
(including at maturity) or waive, extend or reduce any mandatory prepayment of principal on a
Collateral Loan, in each case, in connection with a re-pricing, refinancing or other request reflecting market terms then existing at such time (as determined by the Collateral Manager) or otherwise at the Obligor’s request and not in connection with financial or operational difficulties affecting, or the credit deterioration of, the related Obligor, in each case, without such modification constituting a Material Modification hereunder so long as (x) after giving effect to

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such modification, each Collateral Quality Test is satisfied (or if not satisfied, the level of compliance with such Collateral Quality Test is maintained or improved), (y) on the date of such modification, such Collateral Loan constitutes a Current Modified Loan (whether or not clause
(dd) of the definition of Eligible Collateral Loan is satisfied) and (z) such modification is not made to avoid (or does not have the effect of avoiding) classification of such Collateral Loan as a
Defaulted Collateral Loan.
“Maximum Advance Rate Default Test” means a test that will be satisfied at any time if
(a) the aggregate outstanding principal balance of the Advances at such time is less than or equal to (b) the Maximum Available Amount at such time multiplied by 105%.
“Maximum Advance Rate Test” means a test that will be satisfied at any time if (a) the aggregate outstanding principal balance of the Advances at such time is less than or equal to (b)
the Maximum Available Amount at such time.
“Maximum Available Amount” means, on any date of determination, without duplication, an amount equal to the least of:
(a)
the Facility Amount, minus the Revolving Exposure, plus the aggregate amount on deposit in the Revolving Reserve Account;
(b)
the sum of:
(i)
Rate, minus
the Borrowing Base multiplied by the Weighted Average Advance
(ii)
the Net Aggregate Exposure Amount, plus
(iii)
Account, plus
the aggregate amount on deposit in the Principal Collection
(iv)
Account; and
the aggregate amount on deposit in the Revolving Reserve
(c)
the sum of:
(i)
the
Aggregate
Collateral
Balance
(excludingunfunded
commitments pursuant to clause (d) of the definition thereof), minus
(ii)
the Minimum Equity Amount, plus
(iii)
Account, plus
the aggregate amount on deposit in the Principal Collection
(iv)
Account.
the aggregate amount on deposit in the Revolving Reserve

771643024 22723957
“Measurement Date” means, (i) the Closing Date, (ii) each Borrowing Date, and (iii)
each Monthly Report Determination Date.
“Minimum Equity Amount” means, at any time, the greater of (i) the lesser of (a)
$30,000,000 and (b) 30% of the Facility Amount and (ii) (a) during the Ramp-Up Period, the
Aggregate Collateral Balance of the Collateral Loans for the three largest Obligors (determined by Aggregate Collateral Balance) (it being understood that multiple Collateral Loans from the same Obligor and its Affiliates shall be treated as a single exposure) and (b) following the
Ramp-Up Period, the Aggregate Collateral Balance of the Collateral Loans for the five largest
Obligors (determined by Aggregate Collateral Balance) (it being understood that multiple
Collateral Loans from the same Obligor and its Affiliates shall be treated as a single exposure).
“Money” has the meaning assigned to such term in Section 1-201(24) of the UCC.
“Monthly Asset Amount” means, for any Payment Date, an amount equal to the
Aggregate Principal Balance of all Collateral Loans calculated as the arithmetic average of the amounts of the items described in such clauses on the first day and last day of such Collection
Period.
“Monthly Report” has the meaning assigned to such term in Section 8.06(a).
“Monthly Report Determination Date” has the meaning assigned to such term in Section
8.06(a).
“Monthly Reporting Date” has the meaning assigned to such term in Section 8.06(a).
“Moody’s” means Moody’s Investors Service, Inc., together with its successors.
“Multiemployer Plan” means an employee pension benefit plan within the meaning of
Section 4001(a)(3) of ERISA that is sponsored by the Borrower (or, with respect to the Collateral
Manager, by the Collateral Manager) or a member of its ERISA Group or to which the Borrower
(or the Collateral Manager) or a member of its ERISA Group is obligated to make contributions or has any liability.
“Net Aggregate Exposure Amount” means, at any time, the sum of (a) the product of (i)
the Unfunded Amount of each Eligible Collateral Loan (other than Defaulted Collateral Loans and Haircut Collateral Loans) and (ii) 1 minus the Advance Rate related to such Collateral Loan plus (b) the product of (i) the Unfunded Amount of each Haircut Collateral Loan (other than
Defaulted Collateral Loans) and (ii) 1 minus the Recovery Rate related to such Haircut Collateral
Loan plus (c) the Unfunded Amount of each Defaulted Collateral Loan and Ineligible Collateral
Loan.
“Non-U.S. Lender” has the meaning assigned to such term in Section 16.03(g).
“Notice of Borrowing” has the meaning assigned to such term in Section 2.02.
“Notice of Prepayment” has the meaning assigned to such term in Section 2.05.

771643024 22723957
“Obligations” means all indebtedness, whether absolute, fixed or contingent, at any time or from time to time owing by the Borrower to any Secured Party or any Affected Person under or in connection with this Agreement, any Fee Letter or any other Facility Document, including obligations pursuant to the Agents’ Erroneous Payment Subrogation Rights, all amounts payable by the Borrower in respect of the Advances, with interest thereon, and all other amounts payable hereunder or thereunder by the Borrower.
“Obligor” means, in respect of any Collateral Loan, each Person obligated to pay
Collections in respect of such Collateral Loan, including any applicable guarantors; provided that for purposes of determining the domicile of an Obligor for purposes of the definitions of
Concentration Limitation and Eligible Collateral Loan, the term “Obligor” shall only include the
Person in respect of which the Collateral Loan was principally underwritten.
“OFAC” means the U.S. Office of Foreign Assets Control.
“Other Connection Taxes” means, in the case of any Secured Party, any Taxes imposed as a result of a present or former connection between such Secured Party and the jurisdiction imposing such Tax (other than a connection arising solely from such Secured Party having executed, delivered, become a party to, performed obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced this Agreement or any other Facility Document).
“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to any Facility Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 16.03(h) or Section 2.17).
“Parent” means Main Street Capital Corporation, a Maryland corporation.
“Parent Collateral Loan” means any Collateral Loan sold and/or contributed by the
Parent to the Borrower pursuant to the Purchase and Contribution Agreement.
“Parent Collateral Loan Balance” means, as of any date of determination, an amount equal to the Aggregate Principal Balance of all Parent Collateral Loans acquired by the Borrower from the Parent prior to such date.
“Partial PIK Loan” means a Collateral Loan that requires the Obligor to pay only a portion of the accrued and unpaid interest in Cash on a current basis, the remainder of which is or can be deferred and paid later; provided that the portion of such interest required to be paid in
Cash pursuant to the terms of the applicable Related Documents carries a current Cash pay interest rate paid (x) at a floating rate of not less than 2.50% per annum over the then-current
Benchmark or (y) at a fixed rate of not less than 6.0% per annum; provided further that such
Collateral Loan shall not constitute a Partial PIK Loan if the portion of such interest required to be paid in Cash pursuant to the terms of the applicable Related Documents carries a current Cash

771643024 22723957
pay interest rate paid (x) at a floating rate of not less than 5.0% per annum over the then-current
Benchmark or (y) at a fixed rate of not less than 8.0% per annum.
“Participant” means any Person to whom a participation is sold as permitted by Section
16.06(c).
“Participant Register” has the meaning assigned to such term in Section 16.06(c)(ii).
“Past Due Rate” has the meaning assigned to such term in the Lender Fee Letter.
“PATRIOT Act” has the meaning assigned to such term in Section 16.16.
“Payment Account” means the payment account of the Collateral Agent established pursuant to Section 8.03(a).
“Payment Date” means (i) January 24, 2023 and (ii) the 25th day of each calendar month commencing February 2023; provided that, if any such day is not a Business Day, then such
Payment Date shall be the next succeeding Business Day.
“PBGC” means the Pension Benefit Guaranty Corporation, or any successor agency or
Person performing substantially the same functions.
“Percentage” of any Lender means, (a) with respect to any Lender party hereto on the
Closing Date, the percentage set forth opposite such Lender’s name on Schedule 1, as such amount is reduced by a Lender Joinder Agreement entered into with a new Lender or by any
Assignment and Acceptance entered into by such Lender with an assignee or increased by any
Assignment and Acceptance entered into by such Lender with an assignor, or (b) with respect to a Lender that has become a party hereto pursuant to an Assignment and Acceptance or a Lender
Joinder Agreement, the percentage set forth therein as such Lender’s Percentage, as such amount is reduced by an Assignment and Acceptance or a Lender Joinder Agreement entered into between such Lender and an assignee or increased by any Assignment and Acceptance or Lender
Joinder Agreement entered into by such Lender with an assignor.
“Periodic Term SOFR Determination Day” shall have the meaning set forth in the definition of “Term SOFR”.
“Permitted Assignee” means (a) a Lender or any of its Affiliates or (b) any Person
managed by a Lender or any of its Affiliates.
“Permitted Liens” means: (a) Liens created in favor of the Collateral Agent hereunder or under the other Facility Documents for the benefit of the Secured Parties; (b) Liens imposed by any Governmental Authority for taxes, assessments or charges not yet delinquent or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Borrower in accordance with GAAP; (c) with respect to the underlying collateral for any Collateral Loan, Liens imposed by Law, such as materialmen’s, warehousemen’s, mechanics’, carriers’, workmen’s and repairmen’s Liens and other similar Liens upon such underlying assets, arising by operation of law in the ordinary course of business for sums that are not overdue or are being contested in good faith; (d) with

771643024 22723957
respect to any Collateral Loan, Liens on the underlying collateral for such Collateral Loan permitted under the Related Documents that are customary for similar Collateral Loans and consistent with the Collateral Management Standard; and (e) customary restrictions on transfer of such Collateral Loans set forth in the applicable Related Documents.
“Permitted RIC Distributions” means, with respect to each taxable year, any distributions determined by Main Street in good faith to be required to be made in order to maintain Main Street’s tax status under Section 851 of the Code or to avoid the payment of any tax imposed under Section 852(b)(1), Section 852(b)(3) or Section 4982 of the Code.
“Person” means an individual or a corporation (including a business trust), partnership, trust, incorporated or unincorporated association, joint stock company, limited liability company, government (or an agency or political subdivision thereof) or other entity of any kind.
“PIK Loan” means a Collateral Loan (other than a Partial PIK Loan) that permits the
Obligor thereon to defer or capitalize any portion of the accrued interest thereon.
“Plan” means an employee pension benefit plan (other than a Multiemployer Plan)
which is covered by Title IV of ERISA or subject to the minimum funding standards under
Section 412 of the Code that is sponsored by the Borrower (or, with respect to the Collateral
Manager, by the Collateral Manager) or a member of its ERISA Group or to which the Borrower
(or the Collateral Manager) or a member of its ERISA Group is obligated to make contributions or has any liability.
“Plan Asset Rule” has the meaning assigned to such term in Section 4.01(n).
“Potential Collateral Manager Termination Event” means any event which, with the passage of time, the giving of notice, or both, would constitute a Collateral Manager Termination
Event.
“Potential Terminated Lender” has the meaning assigned to such term in Section
2.17(a).
“Prime Rate” means the rate announced by Truist from time to time as its prime rate in the United States, such rate to change as and when such designated rate changes. The Prime
Rate is not intended to be the lowest rate of interest charged by Truist in connection with extensions of credit to debtors. Truist may make commercial loans or other loans at rates of interest at, above or below the Prime Rate. Notwithstanding anything herein to the contrary, in no event shall the Prime Rate be less than 0.00%.
“Principal Balance” means, with respect to any Collateral Loan, as of any date of determination, the outstanding principal amount of such Collateral Loan (excluding any capitalized interest).
“Principal Collection Account” has the meaning assigned to such term in Section
8.02(a).

771643024 22723957
“Principal Proceeds” means, with respect to any Collection Period or the related
Determination Date, all amounts received by the Borrower during such Collection Period that do not constitute Interest Proceeds, including unapplied proceeds of the Advances and any Cash equity contributions (unless specified by the Collateral Manager to constitute Interest Proceeds in accordance with Section 10.05).
“Priority of Payments” has the meaning assigned to such term in Section 9.01(a).
“Private Authorizations” means all franchises, permits, licenses, approvals, consents and other authorizations of all Persons (other than Governmental Authorities).
“Proceeds” has, with reference to any asset or property, the meaning assigned to it under
Section 9-102(a)(64) of the UCC and, in any event, shall include any and all amounts from time to time paid or payable under or in connection with such asset or property.
“Purchase and Contribution Agreement” means that certain Purchase and Contribution
Agreement dated as of the Closing Date between the Parent, as seller, and the Borrower, as buyer.
“QIB” has the meaning assigned to such term in Section 16.06(e).
“Qualified Institution” means a depository institution or trust company organized under the Laws of the United States of America or any one of the States thereof or the District of
Columbia (or any domestic branch of a foreign bank), (i)(a) that has either (1) a long-term unsecured debt rating of “A” or better by S&P and “A2” or better by Moody’s or (2) a short-term unsecured debt rating or certificate of deposit rating of “A-1” or better by S&P or “P-1” or better by Moody’s, (b) the parent corporation of which has either (1) a long-term unsecured debt rating of “A” or better by S&P and “A2” or better by Moody’s or (2) a short-term unsecured debt rating or certificate of deposit rating of “A-1” or better by S&P and “P-1” or better by Moody’s or (c) is otherwise acceptable to the Administrative Agent and (ii) the deposits of which are insured by the Federal Deposit Insurance Corporation.
“Qualified Purchaser” has the meaning assigned to such term in Section 16.06(e).
“Ramp-Up Period” means the period beginning on the Closing Date and ending upon the earliest of: (a) the date on which the Aggregate Collateral Balance first meets or exceeds the
Facility Amount then in effect; (b) the date that is the six-month anniversary of the Closing Date;
and (c) the date on which the Borrower provides written notice to the Administrative Agent that the Ramp-Up Period has ended.
“Recovery Rate” means, with respect to any Collateral Loan, the “Recovery Rate” for such Collateral Loan as set forth opposite such asset type below:
First Lien Loans – 50%
Split First Lien Loans – 50%
Split Lien Loans – 50%
Second Lien Loans – 30%

771643024 22723957
“Register” has the meaning assigned to such term in Section 16.06(d).
“Regulation T”, “Regulation U” and “Regulation X” mean Regulation T, U and X, respectively, of the Board of Governors of the Federal Reserve System, as in effect from time to time.
“Reinvestment Period” means the period from and including the Closing Date to and including the earlier of (a) the Scheduled Reinvestment Period End Date (including any extension pursuant to the definition thereof) and (b) at the election of the Administrative Agent or the Required Lenders, the date of the termination of the Commitments pursuant to Section
6.01.
“Related Documents” means, with respect to any Collateral Loan, (a) the loan or credit agreement evidencing such Collateral Loan, (b) the principal security agreement, and (c) if the same can be obtained without undue expense or effort, all other material documents evidencing, guaranteeing, securing, governing or giving rise to such Collateral Loan (including those identified on the Loan Checklist).
“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal
Reserve Bank of New York, or a committee officially endorsed or convened by the Federal
Reserve Board and/or the Federal Reserve Bank of New York, or any successor thereto.
“Relevant Test Period” means, with respect to any Collateral Loan, the relevant test period for the calculation of EBITDA, Fixed Charge Coverage Ratio, Senior Leverage Ratio or
Total Leverage Ratio, as applicable, for such Collateral Loan in the applicable Related
Documents or, if no such period is provided for therein, for Obligors delivering monthly financial statements, each period of the last twelve consecutive reported calendar months, and for Obligors delivering quarterly financial statements, each period of the last four consecutive reported fiscal quarters of the principal Obligor on such Collateral Loan; provided that, with respect to any Collateral Loan for which the relevant test period is not provided for in the applicable Related Documents, if an Obligor is a newly-formed entity as to which twelve consecutive calendar months have not yet elapsed, “Relevant Test Period” shall initially include the period from the date of formation of such Obligor or closing date of the applicable Collateral
Loan to the end of the twelfth calendar month or fourth fiscal quarter (as the case may be) from the date of formation or closing, as applicable, and shall subsequently include each period of the last twelve consecutive reported calendar months or four consecutive reported fiscal quarters (as the case may be) of such Obligor.
“Replacement Lender” has the meaning assigned to such term in Section 2.17(a).
“Requested Amount” has the meaning assigned to such term in Section 2.02.
“Required Lenders” means, as of any date of determination, one or more Lenders having aggregate Percentages greater than or equal to 66 2/3%; provided that if there are two (2) or more
Lenders party hereto that are not Affiliates as of the applicable date of determination, then at least two such Lenders shall be required to constitute the Required Lenders. To the extent

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provided in Section 16.01(d), the Percentage of any Defaulting Lender shall be disregarded in determining Required Lenders at any time.
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK
Financial Institution, a UK Resolution Authority.
“Responsible Officer” means (a) in the case of (i) a corporation or (ii) a partnership or
(iii) a limited liability company that, in each case, pursuant to its Constituent Documents, has officers, any chief executive officer, chief financial officer, chief administrative officer, managing director, president, senior vice president, vice president, assistant vice president, treasurer, director or manager, and, in any case where two Responsible Officers are acting on behalf of such entity, the second such Responsible Officer may be a secretary or assistant secretary (provided that a director or manager (other than an Independent Manager) of the
Borrower shall be a Responsible Officer regardless of whether its Constituent Documents provide for officers), (b) without limitation of clause (a)(ii), in the case of a limited partnership, the Responsible Officer of the general partner, acting on behalf of such general partner in its capacity as general partner, (c) without limitation of clause (a)(iii), in the case of a limited liability company, any Responsible Officer of the sole member or managing member or manager, acting on behalf of the sole member, managing member or manager in its capacity as sole member, managing member or manager, (d) in the case of a trust, the Responsible Officer of the trustee, acting on behalf of such trustee in its capacity as trustee, (e) an “authorized signatory” or
“authorized officer” that has been so authorized pursuant to customary corporate proceedings, limited partnership proceedings, limited liability company proceedings or trust proceedings, as the case may be, and that has responsibilities commensurate with the matter for which it is acting as a Responsible Officer: the initial “authorized signatories” of the Borrower, the Parent and the
Collateral Manager are set forth on Schedule 7 hereto (as such Schedule 7 may be modified from time to time by written notice), (f) in the case of the Administrative Agent, an officer of
Administrative Agent, as applicable, having direct responsibility for the administration of this
Agreement, (g) in the case of the Custodian, the Document Custodian or the Collateral Agent, as
applicable, an officer assigned to the Agency & Trust Division (or any successor group) of the
Custodian, the Document Custodian or the Collateral Agent, as applicable, including any vice president of the Custodian, the Document Custodian or the Collateral Agent customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any matter is referred within such Agency & Trust Division
(or any successor group), because of such person’s knowledge of and familiarity with the particular subject and in each case having direct responsibility for the administration of this
Agreement and (h) in the case of the Collateral Administrator, any officer authorized to act for and on behalf of the Collateral Administrator or to whom any matter is referred within such
Person because of such person’s knowledge of and familiarity with the particular subject and, in each case, having direct responsibility for the administration of this Agreement.
“Restricted Payments” means the declaration of any distribution or dividends or the payment of any other amount (including in respect of redemptions permitted by the Constituent
Documents of the Borrower) to any shareholder, partner, member or other equity investor in the
Borrower on account of any share, membership interest, partnership interest or other equity interest in respect of the Borrower, or the payment on account of, or the setting apart of assets for a sinking or other analogous fund for, or the purchase or other acquisition of any class of stock of

771643024 22723957
or other equity interest in the Borrower or of any warrants, options or other rights to acquire the same (or to make any “phantom stock” or other similar payments in the nature of distributions or dividends in respect of equity to any Person), whether now or hereafter outstanding, either directly or indirectly, whether in cash, property (including marketable securities), or any payment or setting apart of assets for the redemption, withdrawal, retirement, acquisition, cancellation or termination of any share, membership interest, partnership interest or other equity interest in respect of the Borrower. For the avoidance of doubt, (x) payments and reimbursements due to the Collateral Manager in accordance with this Agreement or any other Facility Document do not constitute Restricted Payments, and (y) distributions by the Borrower to holders of its membership interests of Collateral Loans or of cash or other proceeds relating thereto which have been sold to, repurchased or substituted by, the Borrower in accordance with this
Agreement shall not constitute Restricted Payments.
“Retransfer Date” has the meaning assigned to such term in Section 10.03(b)(vi).
“Review Criteria” is defined in Section 13.02(b)(i).
“Revolving Collateral Loan” means any Collateral Loan (other than a Delayed
Drawdown Collateral Loan) that is a loan (including revolving loans, funded and unfunded portions of revolving credit lines and letter of credit facilities, unfunded commitments under specific facilities and other similar loans and investments) that by its terms may require one or more future advances to be made to the related Obligor by the Borrower and which provides that such borrowed money may be repaid and re-borrowed from time to time; provided that any such
Collateral Loan will be a Revolving Collateral Loan only until all commitments to make advances to the Obligor expire or are terminated or irrevocably reduced to zero.
“Revolving Exposure” means, at any time, the sum of the aggregate Unfunded Amount of each Collateral Loan (including each Ineligible Collateral Loan and each Defaulted Collateral
Loan) at such time.
“Revolving Reserve Account” means the account established pursuant to Section 8.04.
“Revolving Reserve Required Amount” has the meaning assigned to such term in Section
8.04.
“RIC” or “regulated investment company” shall mean an investment company or business development company that qualifies for the special tax treatment provided for by subchapter M of the Code.
“S&P” means S&P Global Inc., and any successor thereto.
“Sanctioned Country” means, at any time, a country or territory that is, or whose government is, the subject or target of any Sanctions.
“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, the United
Nations Security Council, the European Union, any EU member state, His Majesty’s Treasury of

771643024 22723957
the United Kingdom or the Government of Canada, (b) any Person located, organized or resident in a Sanctioned Country or (c) any Person controlled by any such Person.
“Sanctions” means economic or financial sanctions or trade embargoes administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State, (b) the United Nations Security Council, the European Union or
His Majesty’s Treasury of the United Kingdom or (c) the Government of Canada, including those administered by Global Affairs Canada, Public Safety Canada, and the Department of
Justice.
“Scheduled Distribution” means, with respect to any Collateral Loan, for each Due Date, the scheduled payment of principal and/or interest and/or fees due on such Due Date with respect to such Collateral Loan.
“Scheduled Reinvestment Period End Date” means ~~November 21, 2025~~September 27,
2027 (or such later date as may be agreed by the Borrower, the Administrative Agent and each
Lender).
“Scheduled Split First Lien Loan” means a Collateral Loan set forth on Schedule 8 hereto that (a) would be characterized as a First Lien Loan but which has been structured with a credit facility that is senior in right of payment thereto and (b) satisfies the following criteria, as of the date of origination by Main Street: (i) the aggregate commitment of the senior credit facility is less than or equal to 25.0% of the total first lien debt (including the Split First Lien
Loan and the senior credit facility as measured by aggregate first lien loans and commitments), and (ii) the senior credit facility portion (as measured by commitment) has a trailing twelve-month senior debt to EBITDA ratio of less than or equal to 0.5x.
“Scheduled Split Lien Loan” means a Collateral Loan set forth on Schedule 9 hereto that
(a) would be characterized as a First Lien Loan but which has been structured with a credit facility that is senior in right of payment with respect to current assets and (b) satisfies the following criteria, as of the date of origination by Main Street: (i) the aggregate commitment of the senior credit facility is less than or equal to 25.0% of the total first lien debt (including the
Split Lien Loan and the senior credit facility as measured by aggregate first lien loans and commitments), and (ii) the senior credit facility portion (as measured by commitment) has a trailing twelve-month senior debt to EBITDA ratio of less than or equal to 1.0x.
“Second Amendment Date” means September 26, 2024.
“Second Lien Loan” means any Collateral Loan (for purposes of this definition, a
“loan”) that:
(a)
Lien Loan); or
is a First Lien/Last Out Loan (other than a Split First Lien Loan or a Split
(b)
meets the following criteria:
(i)
is not (and is not expressly permitted by its terms to become)
subordinate in right of payment to any other obligation for borrowed money of the

771643024 22723957
Obligor of such loan (excluding customary terms applicable to a second lien lender under customary intercreditor provisions, such as after an event of default in connection with a first priority perfected Lien or with respect to the liquidation of the Obligor or of specified collateral);
(ii)
is secured by a valid second priority perfected Lien in, to or on specified collateral securing the Obligor’s obligations under such loan (whether or not such loan is also secured by any higher or lower priority Lien on other collateral), but subject to purchase money Liens and customary Liens for taxes or regulatory charges not then due and payable and other Permitted Liens under the
Related Documents; provided that such Permitted Liens do not directly secure indebtedness for borrowed money;
(iii)
is secured, pursuant to such second priority perfected Lien, by collateral having a value (determined as set forth below) that is adequate (in the commercially reasonable judgment of the Collateral Manager) to repay such
Collateral Loan in accordance with its terms plus the aggregate Principal Balances of all other loans of equal or higher seniority secured by a first or second Lien in the same collateral; and
(iv)
is not a loan which is secured solely or primarily by the common stock of its Obligor or any of its Affiliates; provided that the limitation set forth in this subclause (iv) shall not apply with respect to a Collateral Loan made to a parent entity that is secured solely or primarily by the stock of one or more of the subsidiaries of such parent entity to the extent that either (1) in the Collateral
Manager’s reasonable judgment, the applicable Related Documents of such
Collateral Loan limit the activities of such Obligor or such subsidiary, as applicable, in such a manner so as to provide a reasonable expectation that (x)
cash flows from such Obligor or from such subsidiary and such Obligor, as applicable, are sufficient to provide debt service on such Collateral Loan and (y)
the assets of such Obligor or of such subsidiary and such Obligor, as applicable, would be available to repay principal of and interest on such Collateral Loan in the event of the enforcement of such Related Documents or (2) the granting by any such subsidiary of a Lien on its own property would violate law or regulations applicable to such subsidiary (whether the obligation secured is such Collateral
Loan or any other similar type of indebtedness owing to third parties).
The determination as to whether clause (b)(iii) of this definition is satisfied shall be based on both (a) an analysis of the enterprise value (including, without limitation, its general financial condition, ability to generate cash flow available for debt service and other demands for that cash flow) of the related Obligor by the Collateral Manager or an Appraisal or other valuation (which may be an internal Appraisal or valuation performed by the Collateral Manager) performed on or about the date of acquisition by the Borrower or of the most recent restructuring of such
Collateral Loan, and (b) the Collateral Manager’s judgment at the time such Collateral Loan is acquired by the Borrower.

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“SEC” means the United States Securities and Exchange Commission or any
Governmental Authority succeeding to any or all of the functions thereof.
“Secured Parties” means the Administrative Agent, the Collateral Agent, the Collateral
Administrator, the Document Custodian, the Custodian (including Citibank, N.A. in its capacity as Securities Intermediary under the Account Control Agreement), each Lender, the Collateral
Manager, and, if applicable, the Successor Collateral Manager.
“Secured Party Representatives” has the meaning assigned to such term in Section
16.09.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, all as from time to time in effect.
“Securities Intermediary” has the meaning assigned to it in Section 8-102(a)(14) of the
UCC.
“Security Entitlement” has the meaning assigned to such term in Section 8-102(a)(17) of the UCC.
“Senior Collateral Management Fee” means, for any Collection Period, an amount equal to the product of (a) 0.25% per annum, multiplied by (b) the Monthly Asset Amount (calculated on the basis of a 360 day year and the actual number of days elapsed in the related Collection
Period).
“Senior Leverage Ratio” means, with respect to any Collateral Loan for any Relevant
Test Period, the meaning of “Senior Leverage Ratio”, “Senior Net Leverage Ratio”, “First Lien
Leverage Ratio”, “First Lien Net Leverage Ratio” or any comparable term relating to first lien senior secured (or such applicable lien or applicable level within the capital structure)
indebtedness defined in the Related Documents for such Collateral Loan, or the ratio of (a) first lien senior secured (or such applicable lien or applicable level within the capital structure)
indebtedness minus Unrestricted Cash to (b) EBITDA as calculated by the Collateral Manager in good faith using information from and calculations consistent with the relevant financial models, pro forma financial statements, compliance statements and financial reporting packages provided by the relevant Obligor as per the requirements of the Related Documents.
“Signature Law” has the meaning assigned to such term in Section 16.05.
“SOFR” means a rate per annum equal to the secured overnight financing rate as administered by the SOFR Administrator.
“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).
“SOFR Borrowing” shall mean a Borrowing that bears interest at a rate based on
~~Adjusted~~ Term SOFR, other than pursuant to clause (c) of the definition of “Base Rate”.

771643024 22723957
“Solvent” means, as to any Person, such Person is not “insolvent” within the meaning of
Section 101(32) of the Bankruptcy Code or Section 271 of the Debtor and Creditor Law of the
State of New York.
“Specified Eligible Investment” means an Eligible Investment that is available to the
Collateral Agent, specified by the Collateral Manager to the Collateral Agent (with a copy to the
Administrative Agent) on or prior to the initial Borrowing Date; provided that, so long as no
Default or Event of Default shall have occurred and then be continuing, at any time with not less than five Business Days’ notice to the Collateral Agent (with a copy to the Administrative
Agent) the Collateral Manager may (and, if the-then Specified Eligible Investment is no longer available to the Collateral Agent, shall) designate another Eligible Investment that is available to the Collateral Agent to be the Specified Eligible Investment for purposes hereof. After the occurrence of a Default or Event of Default, a Specified Eligible Investment shall mean an
Eligible Investment which has been selected by the Administrative Agent and specified to the
Collateral Agent.
“Split First Lien Loan” means (x) a Scheduled Split First Lien Loan or (y) a Collateral
Loan that (a) would be characterized as a First Lien Loan but which has been structured with a credit facility that is senior in right of payment thereto and (b) satisfies the following criteria: (i)
the aggregate commitment of the senior credit facility is less than or equal to 25.0% of the total first lien debt (including the Split First Lien Loan and the senior credit facility as measured by aggregate first lien loans and commitments), and (ii) the senior credit facility portion (as measured by commitment) has a trailing twelve-month senior debt to EBITDA ratio of less than or equal to 0.5x. Collateral Loans that do not meet the requirements of this definition may be categorized as (subject to satisfying the applicable criteria) either (a) Split Lien Loans or (b)
Second Lien Loans.
“Split Lien Loan” means a (x) a Scheduled Split Lien Loan or (y) Collateral Loan that (a)
would be characterized as a First Lien Loan but which has been structured with a credit facility that is senior in right of payment with respect to current assets and (b) satisfies the following criteria: (i) the aggregate commitment of the senior credit facility is less than or equal to 25.0%
of the total first lien debt (including the Split Lien Loan and the senior credit facility as measured by aggregate first lien loans and commitments), and (ii) the senior credit facility portion (as measured by commitment) has a trailing twelve-month senior debt to EBITDA ratio of less than or equal to 1.0x. Collateral Loans that do not meet the requirements of this definition shall be deemed Second Lien Loans.
“Stretch Senior Loan” means any Collateral Loan (a) that is secured by a valid and perfected first priority Lien on substantially all of the Obligor’s assets constituting the underlying collateral for such Collateral Loan, subject to Permitted Liens, (b) for which no other secured indebtedness of the Obligor secured by a lien on substantially all of the Obligor’s assets and senior to the Lien of the Collateral Loan exists or is outstanding (subject to Permitted Liens), and
(c) for which the payment obligation of the Obligor on such Collateral Loan is either senior to, or pari passu with, all other indebtedness of such Obligor. For purposes of determining the
Advance Rate for a Stretch Senior Loan, (i) if the Obligor of such Stretch Senior Loan is a Tier 1
Obligor at the time of acquisition by the Borrower, then (a) that portion of such Stretch Senior
Loan which, when included in the total indebtedness of such Obligor, results in a Total Leverage

771643024 22723957
Ratio of 5.50x or less at the time of acquisition by the Borrower shall be treated as a First Lien
Loan and (b) that portion of such Stretch Senior Loan which, when included in the total indebtedness of such Obligor, results in a Total Leverage Ratio greater than 5.50x (but less than or equal to 6.50x) at the time of acquisition by the Borrower shall be treated as a Second Lien
Loan; (ii) if the Obligor of such Stretch Senior Loan is a Tier 2 Obligor at the time of acquisition by the Borrower, then (a) that portion of such Stretch Senior Loan which, when included in the total indebtedness of such Obligor, results in a Total Leverage Ratio of 4.75x or less at the time of acquisition by the Borrower shall be treated as a First Lien Loan and (b) that portion of such
Stretch Senior Loan which, when included in the total indebtedness of such Obligor, results in a
Total Leverage Ratio greater than 4.75x (but less than or equal to 5.75x) at the time of acquisition by the Borrower shall be treated as a Second Lien Loan; and (iii) if the Obligor of such Stretch Senior Loan is a Tier 3 Obligor at the time of acquisition by the Borrower, then (a)
that portion of such Stretch Senior Loan which, when included in the total indebtedness of such
Obligor, results in a Total Leverage Ratio of 4.25x or less at the time of acquisition by the
Borrower shall be treated as a First Lien Loan and (b) that portion of such Stretch Senior Loan which, when included in the total indebtedness of such Obligor, results in a Total Leverage Ratio greater than 4.25x (but less than or equal to 5.00x) at the time of acquisition by the Borrower shall be treated as a Second Lien Loan. For all other purposes, a Stretch Senior Loan shall be considered a First Lien Loan.
“Structured Finance Obligation” means any debt obligation owing by a finance vehicle that is secured directly and primarily by, primarily referenced to, and/or primarily representing ownership of, a pool of receivables or a pool of other assets, including collateralized debt obligations, residential mortgage-backed securities, commercial mortgage-backed securities, other asset-backed securities, “future flow” receivable transactions and other similar obligations;
provided that loans to financial service companies, factoring businesses, health care providers and other genuine operating businesses do not constitute Structured Finance Obligations.
“Subordinated Collateral Management Fee” means, for any Collection Period, an amount equal to the product of (a) 0.25% per annum, multiplied by (b) the Monthly Asset
Amount (calculated on the basis of a 360-day year and the actual number of days elapsed in the related Collection Period).
“Substitute Loan” has the meaning assigned to such term in Section 10.03.
“Successor Collateral Manager” has the meaning assigned to such term in Section
11.08(b).
“Swingline Advance” means any swingline loan made by the Swingline Lender to the
Borrower pursuant to Section 2.01 and all such swingline loans collectively as the context requires.
“Swingline Commitment” means the commitment of the Swingline Lender to fund
Swingline Advances subject to the terms and conditions herein, in an amount not greater than
$20,000,000, as such amount may be reduced, increased or assigned from time to time pursuant to the provisions of this Agreement. The Swingline Commitment is a sub-limit of the
Commitment of the Swingline Lender, in its capacity as a Lender hereunder, and is not in

771643024 22723957
addition thereto.Each Lender shall purchase a risk participation interest in any Swingline
Advance.
“Swingline Lender” has the meaning assigned such term in the introduction of this
Agreement.
“Swingline Refund Date” has the meaning assigned to such term in Section 2.15(a).
“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any taxing Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
“Term SOFR” means,
(a)
for any calculation with respect to a SOFR Borrowing, the Term SOFR
Reference Rate for a tenor comparable to the applicable Interest Accrual Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S.
Government Securities Business Days prior to the first day of such Interest Accrual
Period, as such rate is published by the Term SOFR Administrator; provided, that if as of
5:00 p.m. on any Periodic Term SOFR Determination Day the Term SOFR Reference
Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government
Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S.
Government Securities Business Day is not more than three (3) U.S. Government
Securities Business Days prior to such Periodic Term SOFR Determination Day, and
(b)
for any calculation with respect to any Borrowing other than a SOFR
Borrowing on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “Base Rate Term SOFR Determination Day”) that is two (2) U.S.
Government Securities Business Days prior to such day, as such rate is published by the
Term SOFR Administrator; provided that if as of 5:00 p.m. on any Base Rate Term
SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement
Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR
Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR
Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Base
Rate Term SOFR Determination Day;

771643024 22723957
provided, that if Term SOFR determined as provided above (including pursuant to the proviso under clause (a) or (b) above) is less than the Floor, then Term SOFR shall be deemed to be the
Floor.
~~“Term SOFR Adjustment” means a percentage equal to 0.10% per annum.~~
“Term SOFR Administrator” means the CME Group Benchmark Administration Limited
(CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the
Administrative Agent in its reasonable discretion).
“Term SOFR Reference Rate” means the rate per annum determined by the
Administrative Agent, based on the rate published by the Term SOFR Administrator, as the forward-looking term rate based on SOFR.
“Tier 1 Obligor” means an Obligor of any Collateral Loan with EBITDA greater than or equal to $50,000,000, determined at the most recent to occur of (i) the date such Collateral Loan is acquired by the Borrower and (ii) the date of any subsequent increase or modification to such
Collateral Loan resulting from a material acquisition by the associated Obligor.
“Tier 2 Obligor” means an Obligor of any Collateral Loan with either (a) EBITDA greater than or equal to $20,000,000 or (b) (i) EBITDA greater than $5,000,000 and less than
$20,000,000 and (ii) a Fixed Charge Coverage Ratio of greater than or equal to 1.25x and a Debt to Capitalization Ratio of no more than 65.0% (in each case, determined at the most recent to occur of (i) the date such Collateral Loan is acquired by the Borrower and (ii) the date of any subsequent increase or modification to such Collateral Loan resulting from a material acquisition by the associated Obligor).
“Tier 3 Obligor” means an Obligor that does not meet the criteria of either a Tier 1
Obligor or a Tier 2 Obligor.
“Total Leverage Ratio” means, with respect to any Collateral Loan for any Relevant Test
Period, the meaning of “Total Leverage Ratio”, “Total Net Leverage Ratio” or any comparable term relating to total indebtedness defined in the Related Documents for such Collateral Loan or the ratio of (a) total indebtedness minus Unrestricted Cash to (b) EBITDA as calculated by the
Collateral Manager in good faith using information from and calculations consistent with the relevant financial models, pro forma financial statements, compliance statements and financial reporting packages provided by the relevant Obligor as per the requirements of the Related
Documents.
“Trade Ticket” means any trade ticket, confirmation of trade, instruction to post or to commit to the trade or similar instrument or document or other written instruction (including by email or other electronic communication or file transfer protocol).
“Truist” has the meaning assigned to such term in the introduction to this Agreement.
“UCC” means the New York Uniform Commercial Code; provided that if, by reason of any mandatory provisions of Law, the perfection, the effect of perfection or non-perfection or priority of the security interests granted to the Collateral Agent pursuant to this Agreement are

771643024 22723957
governed by the Uniform Commercial Code as in effect in a jurisdiction of the United States of
America other than the State of New York, then “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of such perfection, effect of perfection or non-perfection or priority.
“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom
Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook
(as amended from time to time) promulgated by the United Kingdom Financial Conduct
Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.
“Uncertificated Security” has the meaning assigned to such term in Section 8-102(a)(18)
of the UCC.
“Unfunded Amount” means, with respect to any Collateral Loan that constitutes a
Revolving Collateral Loan or a Delayed Drawdown Collateral Loan, as of any date of determination, the unfunded commitment of the Borrower with respect to such Collateral Loan as of such date.
“Unrestricted Cash” has the meaning assigned to the term “Unrestricted Cash” or any comparable term defined in the Related Documents for each Collateral Loan, and in any case that
“Unrestricted Cash” or such comparable term is not defined in such Related Documents, all cash available for use for general corporate purposes and not held in any reserve account or legally or contractually restricted for any particular purposes or subject to any lien (other than blanket liens permitted under or granted in accordance with such Related Documents).
“U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii)
a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association
recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.
“U.S. Person” means any Person that is a “United States person” as defined in Section
7701(a)(30) of the Code.
“U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section
16.03(g)(iii).
“Volcker Rule” means Section 13 of the U.S. Bank Holding Company Act of 1956, as
amended, and the applicable rules and regulations thereunder.

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“Weighted Average Advance Rate” means, as of any date of determination, the weighted average of the Advance Rates applicable to the Eligible Collateral Loans on such day, weighted according to the proportion of the Borrowing Base that each such Eligible Collateral Loan included in the Collateral represents.
“Weighted Average Coupon” means, as of any date, an amount equal to the number, expressed as a percentage, obtained by:
(a)
summing the products of (i) the stated interest coupon on each Fixed Rate
Loan multiplied by (ii) the Principal Balance of such Fixed Rate Loan; and
(b)
dividing such sum by the Aggregate Principal Balance of all Fixed Rate
Loans as of such date.
“Weighted Average Coupon Test” means a test that will be satisfied on any date of determination if the Weighted Average Coupon equals or exceeds 8.00%.
“Weighted Average EBITDA” means, as of any date of determination, the weighted average of EBITDA of the Obligors related to the Eligible Collateral Loans on such day, weighted according to the proportion of the Principal Balance that each such Eligible Collateral
Loan included in the Collateral represents.
“Weighted Average EBITDA Test” means a test that will be satisfied on any date of determination if the Weighted Average EBITDA equals or exceeds $15,000,000.
“Weighted Average Floating Spread” means, as of any date, the number obtained by dividing:
(a)
the amount equal to (i) the Aggregate Funded Spread (with respect to all
Floating Rate Loans) plus (ii) the Aggregate Unfunded Spread, by
(b)the Aggregate Principal Balance of all Floating Rate Loans as of such date.
“Weighted Average Life” means, as of any date of determination with respect to all
Eligible Collateral Loans, the number of years following such date obtained by:
(a)
summing the products of (i) the Average Life at such time of each Eligible
Collateral Loan multiplied by (ii)(A) the Principal Balance plus (B) the Unfunded
Amount of such Collateral Loan; and
(b)
dividing such sum by the sum of the Aggregate Principal Balance plus the
Unfunded Amount of all Eligible Collateral Loans as of such date.
For the purposes of the foregoing, the “Average Life” is, on any date of determination with respect to any Eligible Collateral Loan, the quotient obtained by dividing (i) the sum of the products of (A) the number of years (rounded to the nearest one hundredth thereof) from such date of determination to the respective dates of each

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successive Scheduled Distribution of principal of such Collateral Loan and (B) the respective amounts of principal of such Scheduled Distributions by (ii) the sum of all successive Scheduled Distributions of principal on such Collateral Loan.
“Weighted Average Life Test” means a test that will be satisfied on any date of determination if the Weighted Average Life of the Collateral Loans as of such date is less than or equal to 6.0 years.
“Weighted Average Spread Test” means a test that will be satisfied on any date of determination if the Weighted Average Floating Spread equals or exceeds 5.00%.
“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of
Subtitle E of Title IV of ERISA.
“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution
Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the
Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK
Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that
Bail-In Legislation that are related to or ancillary to any of those powers.
“Zero Coupon Obligation” means a Collateral Loan that does not provide for periodic payments of interest in Cash or that pays interest only at its stated maturity.
Section 1.02.  Rules of Construction. For all purposes of this Agreement and the other
Facility Documents, except as otherwise expressly provided or unless the context otherwise requires (i) singular words shall connote the plural as well as the singular and vice versa (except as indicated), as may be appropriate, (ii) the words “herein,” “hereof” and “hereunder” and other words of similar import used in any Facility Document refer to such Facility Document as a whole and not to any particular article, schedule, section, paragraph, clause, exhibit or other subdivision thereof, (iii) the headings, subheadings and table of contents set forth in any Facility
Document are solely for convenience of reference and shall not constitute a part of such Facility
Document nor shall they affect the meaning, construction or effect of any provision thereof, (iv)
references in any Facility Document to “include” or “including” shall mean include or including, as applicable, without limiting the generality of any description preceding such term, and for purposes thereof the rule of ejusdem generis shall not be applicable to limit a general statement, followed by or referable to an enumeration of specific matters, to matters similar to those specifically mentioned, (v) each of the parties to this Agreement and its counsel have reviewed and revised, or requested revisions to, this Agreement, and the rule of construction that any ambiguities are to be resolved against the drafting party shall be inapplicable in the construction and interpretation of this Agreement, (vi) any definition of or reference to any Facility

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Document, agreement, instrument or other document shall be construed as referring to such
Facility Document, agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, supplements or modifications set forth herein or therein), (vii) any reference in any
Facility Document, including the introduction and recitals to such Facility Document, to any
Person shall be construed to include such Person’s successors and assigns (subject to any restrictions set forth herein or in any other applicable agreement), (viii) any reference to any Law herein shall refer to such Law as amended, modified, replaced or supplemented from time to time, (ix) any Event of Default or Collateral Manager Termination Event shall be continuing until expressly waived in writing by the requisite Lenders, (x) unless otherwise provided in any
Facility Document, all references to time of day refer to Eastern standard time or Eastern daylight savings time, as in effect in New York City on such day, (xi) when the performance of any covenant, duty or obligation under any Facility Document is required to be performed on a day which is not a Business Day, the date of such performance shall extend to the next succeeding Business Day and (xii) if any payment required by any Facility Document becomes due on a day which is not a Business Day, such payment may be made on the next succeeding
Business Day. Any direction or order required hereunder relating to the purchase, acquisition, sale, disposition or other transfer of the Collateral may be in the form of a Trade Ticket from the
Borrower on which the Collateral Agent and Collateral Administrator may rely. Furthermore, with respect to any instruction to the Collateral Agent hereunder relating to the transfer of amounts on deposit in any of the Accounts, a copy of such instruction shall also be required to be given to the Collateral Administrator.
Section 1.03.
Computation of Time Periods. Unless otherwise stated in the applicable
Facility Document, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including”, the word “through” means “to and including” and the words “to” and “until” both mean “to but excluding”. Periods of days referred to in any Facility Document shall be counted in calendar days unless Business Days are expressly prescribed.
Section 1.04.Collateral Value Calculation Procedures.
In connection with all
calculations required to be made pursuant to this Agreement with respect to Scheduled
Distributions on any Collateral Loans, or any payments on any other assets included in the
Collateral, with respect to the sale of and reinvestment in Collateral Loans, and with respect to the income that can be earned on Scheduled Distributions on such Collateral Loans and on any other amounts that may be received for deposit in the Collection Account, the provisions set forth in this Section 1.04 shall be applied. The provisions of this Section 1.04 shall be applicable to any determination or calculation that is covered by this Section 1.04, whether or not reference is specifically made to Section 1.04, unless some other method of calculation or determination is expressly specified in the particular provision.
(a)
All calculations with respect to Scheduled Distributions on the Collateral Loans shall be made on the basis of information as to the terms of each such Collateral Loan and upon reports of payments, if any, received on such Collateral Loans that are furnished by or on behalf of the Obligor of such Collateral Loans and, to the extent they are not manifestly in error, such information or reports may be conclusively relied upon in making such calculations.

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(b)  For purposes of calculating the Coverage Tests and the Maximum Advance Rate
Default Test, except as otherwise specified in the Coverage Tests or the Maximum Advance
Rate Default Test, such calculations will not include (i) scheduled interest and principal payments on Defaulted Collateral Loans and Ineligible Collateral Loans unless or until such payments are actually made and (ii) ticking fees and other similar fees in respect of Collateral
Loans, unless or until such fees are actually paid.
(c)  For each Collection Period and as of any date of determination, the Scheduled
Distribution on any Collateral Loans (other than Defaulted Collateral Loans and Ineligible
Collateral Loans, which, except as otherwise provided herein, shall be assumed to have
Scheduled Distributions of zero) shall be the total amount of payments and collections to be received during such Collection Period in respect of such Collateral Loans.
(d)
Each Scheduled Distribution received with respect to a Collateral Loan shall be assumed to be received on the applicable Due Date.
(e)
References in the Priority of Payments to calculations made on a “pro forma basis” shall mean such calculations after giving effect to all payments, in accordance with the
Priority of Payments, that precede (in priority of payment) or include the clause in which such calculation is made.
(f)
For purposes of calculating all Concentration Limitations, in both the numerator and the denominator of any component of the Concentration Limitations, Ineligible Collateral
Loans will be treated as having a Principal Balance equal to zero.
(g)
Determinations of the Collateral Loans, or portions thereof, that constitute Excess
Concentration Amounts will be determined in the way that produces the highest Borrowing Base at the time of determination, it being understood that a Collateral Loan (or portion thereof) that falls into more than one category of Collateral Loans will be deemed, solely for purposes of such determinations, to fall only into the category that produces the highest such Borrowing Base at such time (without duplication).
(h)
Except as otherwise provided herein, the Defaulted Collateral Loan Balance for
Defaulted Collateral Loans will be included in the calculation of the Collateral Quality Tests and
Ineligible Collateral Loans will not be included in the calculation of the Collateral Quality Tests.
(i)
For purposes of determining the Weighted Average Spread Test and the Weighted
Average Coupon Test (and related computations of stated interest coupons and Aggregate
Funded Spread), capitalized or deferred interest (and any other interest that is not required to be paid in cash) will be excluded.
(j)
References in this Agreement to the Borrower’s “purchase” or “acquisition” of a
Collateral Loan include references to the Borrower’s acquisition of such Collateral Loan by way of a sale and/or contribution from the Parent and the Borrower’s making or origination of such
Collateral Loan. Portions of the same Collateral Loan acquired by the Borrower on different dates (whether through purchase, receipt by contribution or the making or origination thereof, but excluding subsequent draws under Revolving Collateral Loans or Delayed Drawdown Collateral
Loans) will, for purposes of determining the purchase price of such Collateral Loan, be treated as

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separate purchases on separate dates (and not a weighted average purchase price for any particular Collateral Loan).
(k)
For the purposes of calculating compliance with each of the Concentration
Limitations all calculations will be rounded to the nearest 0.01%.
(l)
Notwithstanding any other provision of this Agreement to the contrary, all monetary calculations under this Agreement shall be in Dollars. For purposes of this Agreement, calculations with respect to all amounts received or required to be paid in a currency other than
Dollars shall be valued at zero.
(m)
For purposes of calculating compliance with any test under this Agreement in connection with the acquisition or disposition of a Collateral Loan or Eligible Investment, the trade date (and not the settlement date) with respect to any such Collateral Loan or Eligible
Investment under consideration for acquisition or disposition shall be used to determine whether such acquisition or disposition is permitted hereunder.
(n)
With respect to each of the Collateral Agent and the Collateral Administrator, in
case any reasonable question arises as to the interpretation of a calculation hereunder or the other
Facility Documents, each of Collateral Agent and the Collateral Administrator may request instructions from the Administrative Agent and shall (i) be entitled at all times to refrain from taking any actions unless it has received instruction from the Administrative Agent and (ii) act in accordance with instructions received from the Administrative Agent.
Section 1.05.
Divisions~~Divisions~~. For all purposes under the Facility Documents, in connection with any division or plan of division under Delaware Law (or any comparable event under a different jurisdiction’s Laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new
Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its equity interests at such time.
Section 1.06.
Rates~~Rates~~.
The Administrative Agent does not warrant or accept
responsibility for, and shall not have any liability (except as provided herein) with respect to (a)
the continuation of, administration of, submission of, calculation of or any other matter related to the Base Rate, the Term SOFR Reference Rate~~, Adjusted Term SOFR~~  or Term SOFR, or any
component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate
(including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, Base Rate, the Term SOFR
Reference Rate, ~~Adjusted~~ Term SOFR~~, Term SOFR~~  or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any
Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of Base Rate, the Term SOFR Reference Rate,
Term ~~SOFR, Adjusted Term~~ SOFR, any alternative, successor or replacement rate (including any
Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse

771643024 22723957
to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain Base Rate, the Term SOFR Reference Rate, Term SOFR,
~~Adjusted Term SOFR~~  or any other Benchmark, in each case pursuant to the terms of this
Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof)
provided by any such information source or service.
ARTICLE II
ADVANCES
Section 2.01. Revolving Credit Facility. On the terms and subject to the conditions hereinafter set forth, including Article III, each Lender severally agrees to make Advances
(including, in the case of the Swingline Lender, any Swingline Advances) from time to time on any Business Day during the Reinvestment Period (or immediately thereafter pursuant to Section
8.04), on a pro rata basis in each case in an aggregate principal amount at any one time outstanding up to but not exceeding such Lender’s Commitment and, as to all Lenders, in an aggregate principal amount up to but not exceeding the Maximum Available Amount as then in effect. For the avoidance of doubt, each Lender’s obligation to refund Swingline Advances pursuant to Section 2.15 shall constitute usage of its Commitment. Each such borrowing of an
Advance on any single day is referred to herein as a “Borrowing”. Within such limits and subject to the other terms and conditions of this Agreement, the Borrower may borrow (and re-borrow) Advances under this Section 2.01 and prepay Advances under Section 2.05. On the terms and conditions hereinafter set forth, from time to time from the Closing Date until the end of the Reinvestment Period, the Borrower may request the Swingline Lender to make Swingline
Advances to the Borrower, secured by the Collateral; provided that the Swingline Lender shall not fund any Swingline Advance if, after giving effect to the amount of the Swingline Advance requested, the aggregate principal amount of Advances outstanding would exceed the Borrowing
Base. Advances to be made for the purpose of refunding Swingline Advances shall be made by the Lenders as provided in Section 2.15.
Section 2.02.
Making of the Advances~~Making of the Advances~~.  (a) If the Borrower
desires to make a Borrowing under this Agreement, the Borrower, or the Collateral Manager on its behalf, shall give each Lender, the Administrative Agent and the Collateral Agent (with a copy to the Collateral Administrator) a written notice (each, a “Notice of Borrowing”) for such
Borrowing (which notice shall be irrevocable and effective upon receipt) not later than 2:00 p.m.
at least one (1) Business Day (or such shorter time as may be mutually agreed upon by the
Borrower and the Administrative Agent) prior to the day of the requested Borrowing; provided that any Notice of Borrowing requesting a Swingline Advance (which notice the Administrative
Agent shall forward to the Swingline Lender and each Lender), shall be delivered not later than
12:00 noon on the day of the requested Borrowing.
Each Notice of Borrowing shall be substantially in the form of Exhibit A, dated the date the request for the related Borrowing is being made, signed by a Responsible Officer of the
Borrower or the Collateral Manager, as applicable, shall attach a Borrowing Base Calculation

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Statement (which Borrowing Base Calculation Statement shall give pro forma effect to any
Collateral Loans being acquired with the proceeds of such Borrowing on such date or the following Business Day) and shall otherwise be appropriately completed.
The proposed
Borrowing Date specified in each Notice of Borrowing shall be a Business Day falling on or prior to the Commitment Termination Date, and the amount of the Borrowing requested in such
Notice of Borrowing (the “Requested Amount”) shall be equal to at least $500,000 or an integral multiple of $100,000 in excess thereof (or, if less, the remaining unfunded Commitments hereunder or, in the case of Revolving Collateral Loans and Delayed Drawdown Collateral
Loans, such lesser amount required to be funded by the Borrower in respect thereof).
(b)
Each Lender shall, not later than 12:00 noon on each Borrowing Date in respect of
Advances (other than Swingline Advances), make its Percentage of the applicable Requested
Amount available to the Borrower by disbursing such funds in Dollars to the Principal Collection
Account (or in accordance with the wire instructions delivered in connection with the Notice of
Borrowing). In the case of a Swingline Advance, upon satisfaction of the applicable conditions set forth in Article III, the Swingline Lender shall make available to or at the direction of the
Borrower in same day funds by wire transfer to the Principal Collection Account (or in accordance with the wire instructions delivered in connection with the Notice of Borrowing) an amount equal to the least of (i) the amount requested by the Borrower for such Swingline
Advance, (ii) the positive difference between (A) the Swingline Commitment then in effect and
(B) the aggregate principal balance of Swingline Advances outstanding as of such date, (iii) the maximum amount that, after taking into account the proposed use of the proceeds of such
Swingline Advance, could be advanced to the Borrower hereunder without causing the aggregate principal balance of Advances outstanding to exceed the Borrowing Base and (iv) the unused
Commitment at such time of Truist as Lender.
Section 2.03.
Evidence of Indebtedness.Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to it and resulting from the Advances made by such Lender to the Borrower, from time to time, including the amounts of principal and interest thereon and paid to it, from time to time hereunder, provided that the failure of any Lender to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Advances in accordance with the terms of this Agreement. Each of the Collateral Agent and the Collateral
Administrator shall be entitled to conclusively rely upon the information provided to it by the
Administrative Agent with respect to the Advances outstanding with respect to each Lender.
Section 2.04.
Payment of Principal and Interest. The Borrower shall pay principal and
Interest on the Advances as follows:
(a)
100% of the outstanding principal amount of each Advance, together with all accrued and unpaid Interest thereon, shall be payable on the Final Maturity Date.
(b)
Interest shall accrue on the unpaid principal amount of each Advance from the date of such Advance until such principal amount is paid in full. The Administrative Agent shall determine the unpaid Interest and Commitment Fees payable thereto prior to each Payment Date using the applicable Interest Rate for the related Interest Accrual Period to be paid by the
Borrower on each Payment Date for the related Interest Accrual Period and shall send a

771643024 22723957
consolidated invoice of all such Interest and Commitment Fees to the Borrower on the fifth calendar day of each month (or, if such day is not a Business Day, the next succeeding Business
Day).
(c)
Accrued Interest shall be payable in arrears (x) on each Payment Date, and (y) in connection with any prepayment of the Advances pursuant to Section 2.05(a); provided that (i)
with respect to any prepayment in full of the Advances outstanding, accrued Interest on such amount through the date of prepayment may be payable on such date or as otherwise agreed to between the Lenders and the Borrower and (ii) with respect to any partial prepayment of the
Advances outstanding, accrued Interest on such amount through the date of prepayment shall be payable on the Payment Date following such prepayment (or on such date of prepayment if requested by the Administrative Agent); provided that any Swingline Advance repaid on the date of borrowing shall accrue one day’s interest.
(d)  Subject in all cases to Section 2.04(f), the obligation of the Borrower to pay the
Obligations, including the obligation of the Borrower to pay the Lenders the outstanding principal amount of the Advances and accrued interest thereon, shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms hereof (including Section
2.14), under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower or any other Person may have or have had against any Secured
Party or any other Person.
(e)
As a condition to the payment of principal of and Interest on any Advance without the imposition of withholding tax, the Borrower or any Agent may require certification acceptable to it to enable the Borrower and the Agents to determine their duties and liabilities with respect to any taxes or other charges that they may be required to deduct or withhold from payments in respect of such Advance under any present or future Law of the United States and any other applicable jurisdiction, or any present or future Law of any political subdivision thereof or taxing authority therein or to comply with any reporting or other requirements under any such
Law.
(f)
Notwithstanding any other provision of this Agreement, the obligations of the
Borrower under this Agreement are limited recourse obligations of the Borrower payable solely from the Collateral in accordance with the Priority of Payments and, following realization of the
Collateral, and application of the proceeds thereof in accordance with the Priority of Payments and, subject to Section 2.12, all obligations of and any claims against the Borrower hereunder or in connection herewith after such realization shall be extinguished and shall not thereafter revive.
No recourse shall be had against any officer, director, employee, shareholder, Affiliate, member, manager, agent, partner, principal or incorporator of the Borrower or their respective successors or assigns for any amounts payable under this Agreement. It is understood that the foregoing provisions of this clause (f) shall not (i) prevent recourse to the Collateral for the sums due or to become due under any security, instrument or agreement which is part of the Collateral or (ii)
constitute a waiver, release or discharge of any indebtedness or obligation evidenced by this
Agreement until such Collateral has been realized. It is further understood that the foregoing provisions of this clause (f) shall not limit the right of any Person to name the Borrower as a party defendant in any proceeding or in the exercise of any other remedy under this Agreement,

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so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced against the Borrower.
(g)
In connection with the use or administration of Term SOFR, the Administrative
Agent (in consultation with the Borrower) will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Facility
Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Facility
Document. The Administrative Agent will promptly notify the Borrower and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of Term
SOFR.
Section 2.05.
Prepayment of Advances.(a) Optional Prepayments.The Borrower
may, from time to time on any Business Day, voluntarily prepay Advances in whole or in part, without penalty or premium; provided that the Borrower shall have delivered to the Collateral
Agent, the Collateral Administrator, the Lenders and the Administrative Agent written notice of such prepayment (such notice, a “Notice of Prepayment”) in the form of Exhibit B not later than
2:00 p.m. one (1) Business Day prior to the date of such prepayment (provided that same day notice may be given to cure any noncompliance with the Maximum Advance Rate Test or the
Maximum Advance Rate Default Test). The Borrower may also apply Principal Proceeds on deposit in the Principal Collection Account to prepay the Advances in accordance with Section
8.02(b). Each such Notice of Prepayment shall be irrevocable and effective upon receipt and shall be dated the date such notice is being given, signed by a Responsible Officer of the
Borrower and otherwise appropriately completed. Each prepayment of any Advance by the
Borrower pursuant to this Section 2.05(a) (other than a prepayment made in order to cure any non-compliance with the Maximum Advance Rate Test or the Maximum Advance Rate Default
Test) shall in each case be in a principal amount of at least $500,000 or, if less, the entire outstanding principal amount of the Advances of the Borrower. If a Notice of Prepayment is
given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.
(b)
Mandatory Prepayments.The Borrower shall prepay the Advances on each
Payment Date in the manner and to the extent provided in the Priority of Payments. The
Borrower shall provide, in each Monthly Report, notice of the aggregate amounts of Advances that are to be prepaid on the related Payment Date in accordance with the Priority of Payments.
(c)
Additional Prepayment Provisions.Each prepayment pursuant to this Section
2.05 shall be subject to Sections 2.04(c) and 2.10 and applied to the Advances in accordance with the Lenders’ respective Percentages.
Section 2.06.
Changes of Commitments. (a) Automatic Reduction and Termination.
Subject to the provisions of Section 8.04, the Commitments of all Lenders shall be automatically reduced to zero at 5:00 p.m. on the Commitment Termination Date.
(b)
Optional Reductions. Prior to the Commitment Termination Date, the Borrower
shall have the right to terminate or reduce the unused amount of the Facility Amount at any time or from time to time upon not less than one (1) Business Day’s prior notice to the Collateral

771643024 22723957
Agent, the Lenders, the Collateral Administrator and the Administrative Agent of each such termination or reduction, which notice shall specify the effective date of such termination or reduction and the amount of any such termination or reduction; provided that (i) the amount of any such reduction of the Facility Amount shall be equal to at least $500,000 or an integral multiple of $100,000 in excess thereof or, if less, the remaining unused portion thereof, and (ii)
no such reduction will reduce the Facility Amount below the sum of (x) aggregate principal amount of Advances outstanding at such time and (y) the Unfunded Amount at such time. Such notice of termination or reduction shall be irrevocable and effective only upon receipt and shall be applied pro rata to reduce the respective Commitments of each Lender.
(c)
Effect of Termination or Reduction.The Commitments of the Lenders once terminated or reduced may not be reinstated. Each reduction of the Facility Amount pursuant to this Section 2.06 shall be applied ratably among the Lenders in accordance with their respective
Commitments.
Section 2.07.
Maximum Lawful Rate. It is the intention of the parties hereto that the interest on the Advances shall not exceed the maximum rate permissible under Applicable Law.
Accordingly, anything herein to the contrary notwithstanding, in the event any interest is charged to, collected from or received from or on behalf of the Borrower by the Lenders pursuant hereto or thereto in excess of such maximum lawful rate, then the excess of such payment over that maximum shall be applied first to the payment of amounts then due and owing by the Borrower to the Secured Parties under this Agreement (other than in respect of principal of and interest on the Advances) and then to the reduction of the outstanding principal amount of the Advances of the Borrower.
Section 2.08.
Several Obligations~~Several Obligations~~.  The failure of any Lender to make any Advance to be made by it on the date specified therefor shall not relieve any other
Lender of its obligation to make its Advance on such date. None of the Agents shall be responsible for the failure of any Lender to make any Advance, and no Lender shall be responsible for the failure of any other Lender to make an Advance required to be made by such other Lender.
Section 2.09.
Increased Costs~~.~~ .
(a)
Increased Costs Generally. If any Change in Law shall:
(i)
impose, modify or deem applicable any reserve (including pursuant to regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, special, supplemental or other marginal reserve requirement) with respect to eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D)), special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender;
(ii)
subject any Affected Person to any Taxes (other than (A) Indemnified
Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit,

771643024 22723957
commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or
(iii)
impose on any Affected Person any other condition, cost or expense (other than Taxes) affecting this Agreement or Advances made by such Affected Person;
and the result of any of the foregoing shall be to increase the cost to such Affected Person of making, continuing, converting into or maintaining any SOFR Borrowing (or maintaining its obligation to make any such SOFR Borrowing) or to reduce the amount of any sum received or receivable by such Affected Person hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender such additional amount or amounts as will compensate such
Affected Person for such additional costs incurred or reduction suffered as specified in a certificate delivered to the Borrower pursuant to clause (c) of this Section 2.09; provided that the
Borrower shall only be obligated to reimburse for such additional amount or amounts under this clause (a) to the extent such amounts being requested are consistent with amounts that such
Affected Person is generally charging similarly situated borrowers under similar credit facilities.
(b)
Capital Requirements. If any Affected Person determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Affected Person’s capital or on the capital of such Affected Person’s holding company, if any, as a consequence of this Agreement or the Advances made by such Affected
Person to a level below that which such Affected Person or such Affected Person’s holding company could have achieved but for such Change in Law (taking into consideration such
Affected Person’s policies and the policies of such Affected Person’s holding company with respect to capital adequacy and liquidity coverage), by an amount deemed to be material by such
Affected Person, then from time to time the Borrower will pay to such Affected Person in
Dollars, such additional amount or amounts as will compensate such Affected Person or such
Affected Person’s holding company for any such reduction suffered or charge imposed; provided that (x) the amounts payable under this Section 2.09 shall be without duplication of amounts payable under Section 16.03 and shall not include any Excluded Taxes; and (y) the Borrower shall only be obligated to reimburse for such amounts under this clause (b) to the extent such amounts are consistent with amounts that such Affected Person is generally charging similarly situated borrowers under similar credit facilities.
(c)
Certificates from Lenders.  A certificate of an Affected Person setting forth in reasonable detail the basis for such demand and the amount or amounts, in Dollars, necessary to compensate such Affected Person or its holding company as specified in clause (a) or (b) of this
Section 2.09 shall be promptly delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such amount shown as due on any such certificate on the next
Payment Date after receipt thereof.
(d)  Delay in Requests. Failure or delay on the part of any Affected Person to demand compensation pursuant to this Section 2.09 shall not constitute a waiver of such Affected
Person’s right to demand such compensation; provided that the Borrower shall not be required to compensate an Affected Person pursuant to this Section 2.09 for any increased costs, reductions, penalties or interest incurred more than six months prior to the date that such Affected Person notifies the Borrower of the Change in Law giving rise to any increased costs or reductions and

771643024 22723957
of such Affected Person’s intention to claim compensation therefor; provided further that, if the
Change in Law giving rise to such increased costs or reductions is retroactive, then the six-month period referred to above shall be extended to include the period of retroactive effect thereof.
(e)
Lending Office. Upon the occurrence of any event giving rise to the Borrower’s obligation to pay additional amounts to a Lender pursuant to clauses (a) or (b) of this Section
2.09, such Lender will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate a different lending office if such designation would reduce or obviate the obligations of the Borrower to make future payments of such additional amounts; provided that such designation is made on such terms that such Lender and its lending office suffer no unreimbursed cost or material legal or regulatory disadvantage (as reasonably determined by such Lender), with the object of avoiding future consequence of the event giving rise to the operation of any such provision.
Section 2.10.
Compensation;BreakagePayments.
TheBorroweragreesto
compensate each Affected Person from time to time, on the Payment Date (or on the applicable date of prepayment), following such Affected Person’s written request (which request shall set forth the basis for requesting such amounts), in accordance with the Priority of Payments for all reasonable losses, expenses and liabilities (including any interest paid by such Affected Person to lenders of funds borrowed to make or carry an Advance computed by reference to the then-current Benchmark and any loss sustained by such Affected Person in connection with the re-employment of such funds but excluding loss of anticipated profits), which such Affected
Person may sustain: (i) if for any reason (including any failure of a condition precedent set forth in Article III but excluding a default by the applicable Lender) any Advance computed by reference to the then-current Benchmark by the Borrower does not occur on the Borrowing Date specified therefor in the applicable Notice of Borrowing delivered by the Borrower, (ii) if any payment, prepayment or conversion of any of the Borrower’s Advances occurs on a date that is not the last day of the relevant Interest Accrual Period, (iii) if any payment or prepayment of any
Advance computed by reference to the then-current Benchmark is not made on a Payment Date or pursuant to a Notice of Prepayment given by the Borrower or (iv) as a consequence of any other default by the Borrower to repay its Advances when required by the terms of this
Agreement. A certificate as to any amounts payable pursuant to this Section 2.10 submitted to the Borrower by any Lender (with a copy to the Agents, and accompanied by a reasonably detailed calculation of such amounts and a description of the basis for requesting such amounts)
shall be conclusive in the absence of manifest error.
Section 2.11.
Setting~~.~~ .
Illegality;  Inability  to  Determine  Rates;  Benchmark  Replacement
(a)
Inability to Determine SOFR. Subject to paragraphs (b) through and (f) below, if, prior to the commencement of any Interest Accrual Period for any SOFR Borrowing:
(i)
the
AdministrativeAgent
shall
havedetermined
(which
determination shall be conclusive absent manifest error) that “~~Adjusted~~ Term SOFR”
cannot be determined pursuant to the definition thereof, or

771643024 22723957
(ii)
the Administrative Agent shall have received notice from the
Required Lenders that ~~Adjusted~~ Term SOFR for such Interest Accrual Period will not adequately and fairly reflect the cost to such Lenders of making, funding or maintaining their SOFR Borrowings for such Interest Accrual Period,
then the Administrative Agent shall give written notice thereof (or telephonic notice, promptly confirmed in writing) to the Borrower and to the Lenders as soon as practicable thereafter.
Upon notice thereof by the Administrative Agent to the Borrower, any obligation of the Lenders to make SOFR Borrowings, and any right of the Borrower to continue SOFR Borrowings or to convert Advances computed by reference to the Base Rate to SOFR Borrowings, shall be suspended (to the extent of the affected SOFR Borrowings or affected Interest Accrual Periods)
until the Administrative Agent revokes such notice.
Upon receipt of such notice, (i) the
Borrower may revoke any pending request for a borrowing of, conversion to or continuation of
SOFR Borrowings (to the extent of the affected SOFR Borrowings or affected Interest Accrual
Periods) or, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to an Advance computed by reference to the Base Rate in the amount specified therein and (ii) any outstanding affected SOFR Borrowings will be deemed to have been converted into an Advance computed by reference to the Base Rate at the end of the applicable Interest Accrual Period. Upon any such conversion, the Borrower shall also pay accrued interest on the amount so converted, together with any additional amounts required pursuant to Section 2.09.
Subject to paragraphs (b) through (f) below, if the
Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that “~~Adjusted~~ Term SOFR” cannot be determined pursuant to the definition thereof on any given day, the interest rate on Advances computed by reference to the Base Rate shall be determined by the Administrative Agent without reference to clause (c) of the definition of “Base Rate” until the Administrative Agent revokes such determination. If the Benchmark
Replacement is Daily Simple SOFR, all Interest payments will be payable on a monthly basis.
(b)
Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Facility Document, if a Benchmark Transition Event and its related Benchmark
Replacement Date have occurred prior any setting of the then-current Benchmark, then (x) if a
Benchmark Replacement is determined in accordance with clause (a) of the definition of
“Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark
Replacement will replace such Benchmark for all purposes hereunder and under any Facility
Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other
Facility Document and (y) if a Benchmark Replacement is determined in accordance with clause
(b) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such
Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any
Facility Document in respect of any Benchmark setting at or after 5:00 p.m. on the fifth (5th)
Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Facility Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the
Required Lenders.

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(c)
Benchmark Replacement Conforming Changes.
In connection with the use,
administration, adoption or implementation of a Benchmark Replacement, the Administrative
Agent (in consultation with the Borrower) will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Facility
Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Facility
Document.
(d)
Notices; Standards for Decisions and Determinations. The Administrative Agent
will promptly notify the Borrower, the Collateral Agent, the Collateral Administrator and the
Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will notify the Borrower of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 2.11(e) and (y) the commencement of any Benchmark Unavailability Period.
Any determination, decision or
election that may be made by the Administrative Agent or, if applicable, any Lender (or group of
Lenders) pursuant to this Section 2.11, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Facility Document, except, in each case, as expressly required pursuant to this Section 2.11.
(e)
Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Facility Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate
(including the Term SOFR Reference Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Accrual Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i)
above either (A) is subsequently displayed on a screen or information service for a Benchmark
(including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark
Replacement), then the Administrative Agent may modify the definition of “Interest Accrual
Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor.
(f)
Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any pending request for a SOFR Borrowing of, conversion to or continuation of SOFR Borrowings to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the
Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Advances computed by reference to the Base Rate.
During a Benchmark

771643024 22723957
Unavailability Period or at any time that a tenor for the then-current Benchmark is not an
Available Tenor, the component of the Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base
Rate. None of the Collateral Agent, the Custodian, the Document Custodian or the Collateral
Administrator will have any responsibility for the selection or determination of an alternate benchmark rate or other replacement index, or any liability for any failure or delay in performing their duties hereunder solely as a result of the unavailability of a benchmark rate during a
Benchmark Unavailability Period.
(g)
Illegality.  If any Change in Law shall make it unlawful or impossible for any
Lender to perform any of its obligations hereunder, to make, maintain or fund any SOFR
Borrowing or to determine or charge interest rates based upon SOFR, the Term SOFR Reference
Rate~~, Adjusted Term SOFR~~ or Term SOFR and such Lender shall so notify the Administrative
Agent, the Administrative Agent shall promptly give notice thereof to the Borrower and the other
Lenders, whereupon until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such suspension no longer exist, the obligation of such Lender to make SOFR Borrowings, or to continue or convert outstanding Advances as or into SOFR
Borrowings, shall be suspended. In the case of the making of a SOFR Borrowing, such Lender’s
Advance shall be made as an Advance computed by reference to the Base Rate as part of the same Borrowing for the same Interest Accrual Period and, if the affected SOFR Borrowing is then outstanding, such Advance shall be converted to an Advance computed by reference to the
Base Rate either (i) on the last day of the then current Interest Accrual Period applicable to such
SOFR Borrowing if such Lender may lawfully continue to maintain such Advance to such date or (ii) immediately if such Lender shall determine that it may not lawfully continue to maintain such SOFR Borrowing to such date. Notwithstanding the foregoing, the affected Lender shall, prior to giving such notice to the Administrative Agent, use reasonable efforts to designate a different lending office if such designation would avoid the need for giving such notice and if such designation would not otherwise be disadvantageous to such Lender in the good faith exercise of its discretion. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 2.09.
Section 2.12.
Rescission or Return of Payment. The Borrower agrees that, if at any time (including after the occurrence of the Final Maturity Date) all or any part of any payment theretofore made by it to any Secured Party or any designee of a Secured Party is or must be rescinded or returned for any reason whatsoever (including the insolvency, bankruptcy or reorganization of the Borrower or any of its Affiliates), the obligation of the Borrower to make such payment to such Secured Party shall, for the purposes of this Agreement, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence and this Agreement and any other applicable Facility Document shall continue to be effective or be reinstated, as the case may be, as to such obligations, all as though such payment had not been made.
Section 2.13.
Past Due Interest.  The Borrower shall pay interest on all Obligations
(other than principal and interest on the Advances, where the default rate is reflected in the
Applicable Margin) that are not paid when due for the period from the due date thereof until the

771643024 22723957
date the same is paid in full at the Past Due Rate. Interest payable at the Past Due Rate shall be payable on each Payment Date in accordance with the Priority of Payments.
Section 2.14.
Payments Generally~~Payments Generally~~.(a) All amounts owing and payable to any Secured Party, any Affected Person or any Indemnified Party, in respect of the
Advances and other Obligations, including the principal thereof, interest, fees, indemnities, expenses or other amounts payable under this Agreement or any other Facility Document, shall be paid by the Borrower to the applicable recipient in Dollars, in immediately available funds, in accordance with the Priority of Payments, and all without counterclaim, setoff, deduction, defense, abatement, suspension or deferment. Each Lender shall provide wire instructions (and any other information reasonably requested in order to effect any payment hereunder) to the
Borrower, the Administrative Agent and the Collateral Agent. All payments made by the
Collateral Agent pursuant to a Monthly Report on any Payment Date shall be wired by the
Collateral Agent by 2:00 p.m. on such Payment Date. Prepayments to be made pursuant to
Section 2.05 for which the Collateral Agent and the Collateral Administrator has received a
Notice of Prepayment one (1) Business Day prior to the scheduled date of prepayment shall be wired by the Collateral Agent by 12:00 noon on such date. All other payments by the Borrower must be received by the Collateral Agent on or prior to 1:00 p.m. on a Business Day (the
Collateral Agent shall then wire such funds to the Lenders by 3:00 p.m. on such Business Day);
provided that, payments received by the Collateral Agent after 1:00 p.m. or payments received by the Lenders after 3:00 p.m. on a Business Day will be deemed to have been paid on the next following Business Day. For the avoidance of doubt, for purposes of Section 6.01, amounts paid by the Borrower shall be deemed received upon payment by the Borrower to the Collateral
Agent. At no time will the Collateral Agent have any duty (express or implied) to fund (or front or advance) any amount owing by the Borrower hereunder.
(b)
Except as otherwise expressly provided herein, all computations of interest, fees and other Obligations shall be made on the basis of a year of 360 days for the actual number of days elapsed in computing interest on any Advance, the date of the making of the Advance shall be included and the date of payment shall be excluded; provided that, if an Advance (including any Swingline Advance) is repaid on the same day on which it is made, one day’s Interest shall be paid on such Advance. All computations made by a Lender, the Collateral Agent, the
Collateral Administrator or the Administrative Agent under this Agreement or any other Facility
Document shall be conclusive absent manifest error.
Section 2.15.
Refunding of Swingline Advances.
(a)
Each Swingline Advance shall be refunded by the Lenders (other than the
Swingline Lender) on the second Business Day following the date of such Swingline Advance
(each such date, a “Swingline Refund Date”). Such refunding shall be made by the Lenders ratably in accordance with their respective Percentages and shall thereafter be reflected as
Advances of the Lenders on the books and records of the Administrative Agent. Each Lender shall fund its respective pro rata share of Advances as required to repay Swingline Advances outstanding to the Swingline Lender no later than 12:00 noon on the applicable Swingline
Refund Date.

771643024 22723957
(b)
The Borrower shall pay to the Swingline Lender, within five (5) days of demand, the amount of such Swingline Advances to the extent amounts received from the Lenders are not sufficient to repay in full the outstanding Swingline Advances requested or required to be refunded. If any portion of any such amount paid to the Swingline Lender shall be recovered by or on behalf of the Borrower from the Swingline Lender in bankruptcy or otherwise, the loss of the amount so recovered shall be ratably shared among all the Lenders (other than the Swingline
Lender) in accordance with their respective Percentages.
(c)
Each Lender acknowledges and agrees that its obligation to refund Swingline
Advances in accordance with the terms of this Section is absolute and unconditional and shall not be affected by any circumstance whatsoever, including non-satisfaction of the conditions set forth in Article III. Further, each Lender agrees and acknowledges that, if prior to the refunding of any outstanding Swingline Advances pursuant to this Section, an Insolvency Event relating to the Borrower shall have occurred, each Lender will, on the date the applicable Advance would have been made, purchase an undivided participating interest in the Swingline Advance to be refunded in an amount equal to its Percentage of the aggregate outstanding amount of such
Swingline Advance.
Each Lender will immediately transfer to the Swingline Lender, in immediately available funds, the amount of its participation and upon receipt thereof the
Swingline Lender will deliver to such Lender a certificate evidencing such participation dated the date of receipt of such funds and for such amount. Whenever, at any time after the Swingline
Lender has received from any Lender such Lender’s participating interest in a Swingline
Advance, the Swingline Lender receives any payment on account thereof, the Swingline Lender will distribute to such Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s participating interest was outstanding and funded).
(d)
Notwithstanding anything contained in this Agreement to the contrary, the
Swingline Lender shall not be obligated to make any Swingline Advance at a time when any other Lender is a Defaulting Lender, unless the Swingline Lender has entered into arrangements
(which may include the delivery of cash collateral) with the Borrower or such Defaulting Lender which are satisfactory to the Swingline Lender to eliminate the Swingline Lender’s Fronting
Exposure (without giving effect to Section 2.16(a)(iii)) with respect to any such Defaulting
Lender.
Section 2.16.
Defaulting Lenders~~.~~ .
(a)
Notwithstanding anything to the contrary contained in this Agreement, if any
Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a
Defaulting Lender, to the extent permitted by Applicable Law:
(i)
Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section
16.01(d).
(ii)
Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting
Lender (whether voluntary or mandatory, at maturity, pursuant to Article VI or otherwise)

771643024 22723957
shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the
Administrative Agent hereunder; second, to the payment of any amounts owing by that
Defaulting Lender to the Swingline Lender hereunder; third, if so determined by the
Administrative Agent or requested by the Swingline Lender, to be held as cash collateral for future funding obligations of that Defaulting Lender for any participation in any
Swingline Advance; fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Advance in respect of which such Defaulting
Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the
Borrower, to be held as cash collateral for future funding obligations of such Defaulting
Lender to fund Advances under this Agreement; sixth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of such Defaulting
Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or
Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Advances or funded participation in Swingline Advances in respect of which such Defaulting Lender has not fully funded its appropriate share, and
(y) such Advances were made at a time when the conditions set forth in Section 3.02 were satisfied or waived, such payment shall be applied solely to pay the Advances of, and funded participation in Swingline Advances owed to, all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Advances of, and funded participation in Swingline Advances owed to, such Defaulting Lender until such time as all Advances are held by the Lenders pro rata in accordance with their Percentages of the
Commitments. Any payments, prepayments or other amounts paid or payable to a
Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post cash collateral pursuant to this Section 2.16(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.
(iii)
During any period in which there is a Defaulting Lender, for purposes of computing the amount of the obligation of each non-Defaulting Lender to (a) acquire, refinance or fund participations in Swingline Advances pursuant to Section 2.15 or (b)
make Advances to the Borrower to repay a Swingline Advance pursuant to Section 2.02, the “Percentage” of each non-Defaulting Lender shall be computed without giving effect to the Commitment of that Defaulting Lender; provided that each such reallocation shall be given effect only if the aggregate obligation of each non-Defaulting Lender to acquire, refinance or fund participations in Swingline Advances shall not exceed the positive difference, if any, of (A) the Commitment of that non-Defaulting Lender minus (B) the aggregate outstanding principal amount of the Advances of that Lender.
(iv)
For any period during which such Lender is a Defaulting Lender, such
Lender shall not be entitled to receive any Commitment Fee for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any

771643024 22723957
such fee that otherwise would have been required to have been paid to that Defaulting
Lender).
(b)
If the Administrative Agent and the Swingline Lender agree in writing in their sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any cash collateral), that Lender will, to the extent applicable, purchase that portion of outstanding Advances of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Advances to be held on a pro rata basis by the Lenders in accordance with their respective Percentages of the
Commitments, whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from
Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.
Section 2.17.
Replacement of Lenders.
(a)
Notwithstanding anything to the contrary contained herein, in the event that
(x) any Affected Person shall request reimbursement for amounts owing pursuant to Section 2.09 or 16.03, (y) a Lender is a Defaulting Lender or (z) any Lender does not give or approve any consent, waiver or amendment that requires the approval of all Lenders or all affected Lenders in accordance with the terms hereof and has been approved by the Required Lenders (any such
Lender in clauses (x), (y) and (z), a “Potential Terminated Lender”), the Borrower, at its sole expense and effort, shall be permitted, upon no less than ten (10) days’ written notice to the
Administrative Agent and such Potential Terminated Lender, to require such Potential
Terminated Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 16.06), all of its interests, rights
(other than its existing rights to payments pursuant to Sections 2.09 and 16.03) and obligations under this Agreement and the related Facility Documents to an assignee permitted pursuant to
Section 16.06 (a “Replacement Lender”) that shall assume such obligations (which assignee may be another Lender, if such Lender accepts such assignment); provided that:
(i)
such Potential Terminated Lender shall have received payment of an amount equal to the outstanding principal of its Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Facility
Documents (including any amounts under Section 2.10) from the Replacement Lender (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);
(ii)
in  the  case  of  any such  assignment  resulting  from  a  claim  for compensation under Section 2.09 or payments required to be made pursuant to Section
16.03, such assignment will result in a reduction in such compensation or payments thereafter;

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(iii)
such assignment does not conflict with Applicable Law; and
(iv)
in the case of an assignment based on clause (z) above, the Replacement
Lender shall have consented to the applicable amendment, waiver or consent.
(b) Each Potential Terminated Lender hereby agrees to take all actions reasonably necessary, at the sole expense of the Borrower, to permit a Replacement
Lender to succeed to its rights and obligations hereunder. Upon the effectiveness of any such assignment to a Replacement Lender, (i) such Replacement Lender shall become a
“Lender” hereunder for all purposes of this Agreement and the other Facility Documents,
(ii) such Replacement Lender shall have a Commitment in the amount not less than the
Potential Terminated Lender’s Commitment assumed by it and (iii) the Commitment of the Potential Terminated Lender shall be terminated in all respects.
(c)
No Lender shall be required to make any assignment or delegation pursuant to Section 2.17(a) if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.
Section 2.18.
Increase in Facility Amount~~.~~ .
(a)
The Borrower may, at any time and from time to time prior to the Commitment
Termination Date, increase the Facility Amount, either through an increase in the Commitment of a particular Lender or addition of a new Lender, by delivering a request substantially in the form attached hereto as Exhibit F-1 (each, a “Facility Amount Increase Request”) or in such other form acceptable to the Administrative Agent at least 30 days (or such lesser number of days as is acceptable to the Administrative Agent) before the desired effective date of such increase (the “Facility Amount Increase”) identifying an additional Lender that is a Permitted
Assignee (or additional Commitments for existing Lender(s) which have consented to such increase), and the amount of its Commitment (or additional amount of its Commitment(s));
provided, however, that (i) any increase of the aggregate amount of the Facility Amount shall be in an amount not less than $10,000,000, (ii) no Default or Event of Default shall have occurred and be continuing at the time of the request or the effective date of the Facility Amount Increase,
(iii) all representations and warranties contained in Article IV hereof (as the same may be amended from time to time) shall be true and correct in all material respects at the time of such request and on the effective date of such Facility Amount Increase, (iv) the Administrative Agent shall have provided its written consent to such increase, (v) each existing Lender that has agreed to increase its Commitment shall deliver to the Borrower a Facility Amount Increase Agreement substantially in the form attached hereto as Exhibit F-2 (each, a “Facility Amount Increase
Agreement”), (vi) each new Lender shall satisfy the conditions set forth in Section 2.18(b), and
(vii) any increase of the Facility Amount to an amount in excess of $~~450,000,000~~800,000,000 will require the approval of the Required Lenders. The effective date of the Facility Amount
Increase shall be agreed upon by the Borrower and the Administrative Agent.
Upon the
effectiveness thereof, the new Lender(s) (or, if applicable, existing Lender(s)) shall make
Advances in an amount sufficient such that after giving effect to its advance each Lender shall have outstanding its Percentage of Advances. It shall also be a condition to such effectiveness that the Borrower shall not have terminated any portion of the Facility Amount pursuant to

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Section 2.06 hereof. The Borrower agrees to pay any reasonable and documented expenses of the Administrative Agent relating to any Facility Amount Increase. Notwithstanding anything herein to the contrary, no Lender shall have any obligation to increase its Commitment and no
Lender’s Commitment shall be increased without its consent thereto, and each Lender may in its sole and absolute discretion, unconditionally and without cause, decline to increase its
Commitment.
(b)
In connection with any Facility Amount Increase other than in connection with a
Facility Amount Increase Agreement, at the request of the Borrower, a Permitted Assignee may join this Agreement as a Lender and assume all rights and obligations of a Lender under this
Agreement and the other Facility Documents, subject to the following conditions: (i) the
Commitment of the new Lender shall be in addition to the Commitment of the existing Lenders in effect on the date of such new Lender’s entry into this Agreement and the Facility Amount shall be increased in a corresponding amount; (ii) such new Lender shall deliver to the Borrower the applicable tax forms required by Section 16.03(g); and (iii) the new Lender and the Borrower
shall execute and deliver to the Administrative Agent a Lender Joinder Agreement substantially in the form of Exhibit F-3 (each, a “Lender Joinder Agreement”).
ARTICLE III
CONDITIONS PRECEDENT
Section 3.01.
Conditions Precedent to Initial Advances. The obligation of each Lender to make its initial Advance hereunder shall be subject to the conditions precedent that the
Administrative Agent shall have received on or before the Closing Date the following, each in form and substance reasonably satisfactory to the Administrative Agent:
(a)
each of the Facility Documents (other than the Collateral Agent and Collateral
Administrator Fee Letter, which shall be delivered directly to Citibank and Virtus Group, LP)
duly executed and delivered by the parties thereto, which shall each be in full force and effect;
(b)
true and complete copies of the Constituent Documents of the Borrower, the
Collateral Manager and the Parent as in effect on the Closing Date;
(c)
true and complete copies certified by a Responsible Officer of the Borrower of all
Governmental Authorizations, Private Authorizations and Governmental Filings, if any, required in connection with the transactions contemplated by this Agreement;
(d)
a certificate of a Responsible Officer of the Borrower and the Collateral Manager
certifying (i) as to its Constituent Documents, (ii) as to its resolutions or other action of its board of directors or members or other governing body approving this Agreement and the other Facility
Documents to which it is a party and the transactions contemplated hereby and thereby, (iii) that its representations and warranties set forth in the Facility Documents to which it is a party are true and correct in all material respects as of the Closing Date (except to the extent such representations and warranties expressly relate to any earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), (iv) no Default or Event of Default has occurred and is continuing, and (v) as to the

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incumbency and specimen signature of each of its Responsible Officers authorized to execute the
Facility Documents to which it is a party;
(e)
[reserved];
(f)
[reserved];
(g)
financing statements (or the equivalent thereof in any applicable foreign jurisdiction, as applicable) in proper form for filing on the Closing Date, under the UCC with the
Delaware Secretary of State, the Maryland Department of Assessments and Taxation and any
other applicable filing office in any applicable jurisdiction that the Administrative Agent deems necessary or desirable in order to perfect the interests in the Collateral contemplated by this
Agreement and the Purchase and Contribution Agreement;
(h)
copies of proper financing statement amendments (or the equivalent thereof in any applicable foreign jurisdiction, as applicable), if any, necessary to release all security interests and other rights of any Person in the Collateral previously granted by the Borrower, the
Parent or any transferor;
(i)
legal opinions (addressed to each of the Secured Parties) of Dechert LLP, counsel to the Borrower, the Parent and the Collateral Manager, Dentons US LLP, counsel to the
Collateral Agent, the Document Custodian, the Custodian and the Collateral Administrator and
Porter Hedges LLP, counsel to the Collateral Administrator, covering such matters as the
Administrative Agent and its counsel shall reasonably request;
(j)
evidence reasonably satisfactory to it that all of the Covered Accounts shall have been established and the Account Control Agreement shall have been executed and delivered by the Borrower, the Collateral Agent and the Custodian, and shall be in full force and effect;
(k)
evidence that (x) all fees and expenses due and owing to the Administrative
Agent, each Lender, Citibank, in its respective capacities hereunder, and Virtus Group, LP on or prior to the Closing Date have been received or will be received contemporaneous with closing;
(y) the reasonable and documented fees and expenses of Mayer Brown LLP, counsel to the
Administrative Agent, Dentons US LLP, counsel to the Collateral Administrator and Citibank, in its respective capacities hereunder, and Porter Hedges LLP, counsel to the Collateral
Administrator, in connection with the transactions contemplated hereby (to the extent invoiced prior to the Closing Date); and (z) all other reasonable and documented up-front expenses and fees (including legal fees of outside counsel and any fees required under the Collateral Agent and
Collateral Administrator Fee Letter that are invoiced at least one Business Day prior to the
Closing Date), shall have been paid by the Borrower;
(l)
delivery of such Collateral (including any promissory note, executed assignment agreements and word or pdf copies of the principal credit agreement for each initial Collateral
Loan, to the extent received by the Borrower) in accordance with the provisions of Article XIII shall have been effected;
(m)
a certificate of a Responsible Officer of the Borrower, dated as of the Closing
Date, certifying to the effect that, in the case of each item of Collateral pledged to the Collateral

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Agent, on the Closing Date and, in the case of clauses (i) through (iii) below, immediately prior to the delivery thereof on the Closing Date:
(i)
the Borrower is the owner of such Collateral free and clear of any Liens except for (A) those which are being released on the Closing Date and (B) Permitted
Liens;
(ii)
the Borrower has acquired its ownership in such Collateral in good faith without notice of any adverse claim, except as described in clause (i) above;
(iii)
the Borrower has not assigned, pledged or otherwise encumbered any interest in such Collateral (or, if any such interest has been assigned, pledged or otherwise encumbered, it has been released) other than Permitted Liens or interests granted pursuant to this Agreement;
(iv)
the Borrower has full right to grant a security interest in and assign and pledge such Collateral to the Collateral Agent; and
(v) upon grant by the Borrower and the filing of the financing statements contemplated in clause (g) above, the Collateral Agent has a first priority perfected security interest in the Collateral, except Permitted Liens or as permitted by this
Agreement;
(n)
all documentation and other information requested by any such Lender required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act, and the Administrative Agent shall have received a fully executed Internal Revenue Service Form W-9 (or its equivalent) for the Borrower, the Collateral Manager and the Parent; and
(o)
such other opinions, instruments, certificates and documents from the Borrower, the Collateral Manager and the Parent as the Agents or any Lender shall have reasonably requested.
Section 3.02.
Conditions Precedent to Each Borrowing.
The obligation of each
Lender to make each Advance to be made by it (including the initial Advance and any Swingline
Advance) on each Borrowing Date shall be subject to the fulfillment of the following conditions;
provided that the conditions described in clauses (c) and (d) (other than a Default or Event of
Default described in Section 6.01(f)) below need not be satisfied if the proceeds of the
Borrowing are used to fund Revolving Collateral Loans or Delayed Drawdown Collateral Loans
then owned by the Borrower or to fund the Revolving Reserve Account to the extent required under Section 8.04:
(a)
the Administrative Agent (and, with respect to any Swingline Advance, the
Swingline Lender) shall have received a Notice of Borrowing with respect to such Advance
(including the Borrowing Base Calculation Statement attached thereto, all duly completed)
delivered in accordance with Section 2.02;

771643024 22723957
(b)
immediately after the making of such Advance on the applicable Borrowing Date, each Coverage Test shall be satisfied (or in the case of the Interest Coverage Ratio Test, was satisfied as of the most recent Monthly Reporting Date) (as demonstrated on the Borrowing Base
Calculation Statement attached to such Notice of Borrowing);
(c)
each of the representations and warranties of the Borrower, the Parent and the
Collateral Manager contained in the Facility Documents shall be true and correct in all material respects as of such Borrowing Date (except to the extent such representations and warranties expressly relate to any earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date as if made on such date);
(d)
no Default, Event of Default, Potential Collateral Manager Termination Event or
Collateral Manager Termination Event shall have occurred and be continuing at the time of the making of such Advance or shall result upon the making of such Advance; and
(e)
the Reinvestment Period shall not have terminated.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
Section 4.01.
Representations and Warranties of the Borrower.
The Borrower
represents and warrants to each of the Secured Parties on and as of each Measurement Date (and, in respect of clause (i) below, each date such information is provided by or on behalf of it), as follows:
(a)
Due Organization. The Borrower is a limited liability company duly organized and validly existing under the Laws of the State of Delaware, with full power and authority to own and operate its assets and properties, conduct the business in which it is now engaged and to execute and deliver and perform its obligations under this Agreement and the other Facility
Documents to which it is a party.
(b)
Due Qualification and Good Standing. The Borrower is in good standing in the
State of Delaware. The Borrower is duly qualified to do business and, to the extent applicable, is in good standing in each other jurisdiction in which the nature of its business, assets and properties, including the performance of its obligations under this Agreement, the other Facility
Documents to which it is a party and its Constituent Documents, requires such qualification, except where the failure to be so qualified or in good standing could not reasonably be expected to have a Material Adverse Effect.
(c)
Due  Authorization;  Execution  and  Delivery;  Legal,  Valid  and  Binding;
Enforceability. The execution and delivery by the Borrower of, and the performance of its obligations under the Facility Documents to which it is a party and the other instruments, certificates and agreements contemplated thereby are within its powers and have been duly authorized by all requisite action by it and have been duly executed and delivered by it and constitute its legal, valid and binding obligations enforceable against it in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency,

771643024 22723957
reorganization, moratorium or other similar Laws affecting creditors’ rights generally or general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(d)
Non-Contravention. None of the execution and delivery by the Borrower of this
Agreement or the other Facility Documents to which it is a party, the Borrowings or the pledge of the Collateral hereunder, the consummation of the transactions herein or therein contemplated, or compliance by it with the terms, conditions and provisions hereof or thereof, will (i) conflict with, or result in a breach or violation of, or constitute a default under its Constituent
Documents, (ii) conflict with or contravene (A) any Applicable Law, (B) any indenture, agreement or other contractual restriction binding on or affecting it or any of its assets, including any Related Document, or (C) any order, writ, judgment, award, injunction or decree binding on or affecting it or any of its assets or properties or (iii) result in a breach or violation of, or constitute a default under, or permit the acceleration of any obligation or liability in, or but for any requirement of the giving of notice or the passage of time (or both) would constitute such a conflict with, breach or violation of, or default under, or permit any such acceleration in, any contractual obligation or any agreement or document to which it is a party or by which it or any of its assets are bound (or to which any such obligation, agreement or document relates), except in the case of clauses (ii) and (iii) above, where such conflicts, breaches, violations or defaults could not reasonably be expected to have a Material Adverse Effect.
(e)
Governmental Authorizations; Private Authorizations; Governmental Filings.
The Borrower has obtained, maintained and kept in full force and effect all Governmental
Authorizations and Private Authorizations which are necessary for it to properly carry out its business, except where the failure to do so could not reasonably be expected to have a Material
Adverse Effect, and made all material Governmental Filings necessary for the execution and delivery by it of the Facility Documents to which it is a party, the Borrowings by the Borrower under this Agreement, the pledge of the Collateral by the Borrower under this Agreement and the performance by the Borrower of its obligations under this Agreement, the other Facility
Documents, and no material Governmental Authorization, Private Authorization or
Governmental Filing which has not been obtained or made, is required to be obtained or made by it in connection with the execution and delivery by it of any Facility Document to which it is a party, the Borrowings by the Borrower under this Agreement, the pledge of the Collateral by the
Borrower under this Agreement or the performance of its obligations under this Agreement and the other Facility Documents to which it is a party.
(f)
Compliance with Agreements, Laws, Etc. The Borrower has duly observed and complied in all material respects with all Applicable Laws relating to the conduct of its business and its assets. The Borrower has preserved and kept in full force and effect its legal existence.
The Borrower has preserved and kept in full force and effect its rights, privileges, qualifications and franchises, except where the failure to do so could not reasonably be expected to result in a
Material Adverse Effect.
(g)
Location.The Borrower’s office in which the Borrower maintains its limited liability company books and records is located at the addresses set forth on Schedule 5. The
Borrower’s registered office and jurisdiction of organization is the jurisdiction referred to in
Section 4.01(a).

771643024 22723957
(h)
Investment Company Act. Assuming compliance by each of the Lenders and any participant with Section 16.06, neither the Borrower nor the pool of Collateral is required to register as an “investment company” under the Investment Company Act.
(i)  Information and Reports. Other than any of the following information containing information provided or prepared by an Obligor, each Notice of Borrowing, each Monthly
Report, and all other written information, reports, certificates and statements (other than projections and forward-looking statements) furnished by or on behalf of the Borrower to any
Secured Party for purposes of or in connection with this Agreement, the other Facility
Documents or the transactions contemplated hereby or thereby are true, complete and correct in all material respects as of the date such information is stated or certified. All projections and forward-looking statements furnished by or on behalf of the Borrower were prepared reasonably and in good faith as of the date on which they were provided.
(j)
ERISA. The Borrower does not, and during the past five years has not had, any liability or obligation with respect to any Plan or Multiemployer Plan, and neither the Borrower nor any member of its ERISA Group does, or during the past five years has had, any liability or obligation with respect to any Plan or Multiemployer Plan that could reasonably be expected to result in a Material Adverse Effect.
(k)
Taxes. The Borrower has filed all U.S. federal income tax returns, information statements, reports and all other material tax returns which are required to be filed by it, if any, and has paid all U.S. federal income Taxes and all other material Taxes (including mortgage recording Taxes) shown to be due and payable on such returns, if any, or pursuant to any assessment received by any such Person, other than any such Taxes that are being contested in good faith by appropriate proceedings and for which appropriate reserves in accordance with
GAAP have been established.
(l)
Tax Status. For U.S. Federal income tax purposes, the Borrower is treated as an entity that is disregarded as separate from its owner (as defined in Treasury Regulation Section
301.7701-2(a)). The entity from which the Borrower is disregarded as a separate entity is a U.S.
Person.
(m)  Collections. The Borrower (or the Collateral Manager on behalf of the Borrower)
has directed any agent or administrative agent for any Collateral Loan (or, in the case of a participation interest, the participation seller) to remit all payments and collections with respect to such Collateral Loan and, if applicable, has directed the Obligor (or, in the case of a participation interest, the participation seller) with respect to such Collateral Loan to remit all such payments and collections with respect to such Collateral Loan directly to the Collection
Account.
(n)
Plan Assets.The assets of the Borrower are not treated as “plan assets” for purposes of 29 C.F.R. Section 2510.3-101 and Section 3(42) of ERISA (together, the “Plan
Asset Rule”) and the Collateral is not deemed to be “plan assets” for purposes of the Plan Asset
Rule.

771643024 22723957
(o)
Solvency. After giving effect to each Advance hereunder, and the disbursement of the proceeds of such Advance, the Borrower is and will be Solvent.
(p)Representations Relating to the Collateral. The Borrower hereby represents and warrants that:
(i)
it owns and has legal and beneficial title to all Collateral Loans and other
Collateral free and clear of any Lien, claim or encumbrance of any Person, other than
Permitted Liens;
(ii)
other than Permitted Liens, the Borrower has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral. The Borrower has not authorized the filing of and is not aware of any financing statements or any equivalent filing in any applicable jurisdiction against the Borrower that include a description of collateral covering the Collateral other than any financing statement or any equivalent filing in any applicable jurisdiction relating to the security interest granted to the Collateral Agent hereunder or that has been terminated, and the Borrower is not aware of any judgment, PBGC liens or tax lien filings against the Borrower or any of its assets;
(iii)  the Collateral constitutes Money, Cash, accounts (as defined in Section
9-102(a)(2) of the UCC), Instruments, general intangibles (as defined in Section
9-102(a)(42) of the UCC), Uncertificated Securities, Certificated Securities or Security
Entitlements to Financial Assets resulting from the crediting of Financial Assets to a
“securities account” (as defined in Section 8-501(a) of the UCC);
(iv)
all Covered Accounts constitute “securities accounts” under Section
8-501(a) of the UCC;
(v)  this Agreement creates a valid, continuing and, upon Delivery of
Collateral, filing of the financing statements referred to in clause (viii) below and execution of the Account Control Agreement, perfected security interest (as defined in
Section 1-201(b)(35) of the UCC) in the Collateral in favor of the Collateral Agent, for the benefit and security of the Secured Parties, which security interest is prior to all other
Liens (other than Permitted Liens), and is enforceable as such against creditors of and purchasers from the Borrower, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting creditors’ rights generally or general principles of equity, regardless of whether considered in a proceeding in equity or at law;
(vi)
the Borrower has received all consents and approvals required by the terms of the Related Documents in respect of such Collateral to the pledge hereunder to the Collateral Agent of its interest and rights in such Collateral;
(vii)
with respect to the Collateral that constitutes Security Entitlements, all such Collateral has been and will have been credited to the applicable Covered Account;
and

771643024 22723957
(viii) with respect to the Collateral that constitutes accounts or general intangibles (as defined in Section 9-102(a)(42) of the UCC), the Borrower has caused or will have caused, on or prior to the Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under Applicable
Law in order to perfect the security interest in the Collateral granted to the Collateral
Agent, for the benefit and security of the Secured Parties, hereunder (which the Borrower hereby agrees may be an “all assets” filing), which security interest may be perfected by the filing of a financing statement under Applicable Law.
(q)
Eligibility. Each Collateral Loan included in a Monthly Report or a Borrowing
Base Calculation Statement required to be delivered by the Borrower under this Agreement as an
Eligible Collateral Loan was, in fact, an Eligible Collateral Loan at such time.
(r)  Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions. The
Borrower and its directors, officers, managers and, to its knowledge, its agents, are in compliance with Anti-Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions.
None of (a) the Borrower or its directors, officers or managers, or (b) to its knowledge, any of its agents that will act in any capacity in connection with or benefit from the credit facilities established hereby, is a Sanctioned Person. No Borrowing, use of proceeds thereof or other transactions hereunder will violate Anti-Corruption Laws, Anti-Money Laundering Laws or applicable Sanctions
(s)  Value Given. The Borrower has given fair consideration and reasonably equivalent value to the Parent in exchange for the purchase of the Collateral Loans (or any number of them) from the Parent pursuant to the Purchase and Contribution Agreement. No such transfer has been made for or on account of an antecedent debt owed by the Borrower to the
Parent and no such transfer is or may be voidable or subject to avoidance under any section of the Bankruptcy Code.
(t)
Beneficial Ownership Certificate. (a) As of the Closing Date, the Borrower has
delivered to the Administrative Agent and each Lender a Beneficial Ownership Certificate and the information included in such Beneficial Ownership Certificate is true and correct in all respects and (b) as of the date delivered, the information included in each Beneficial Ownership
Certificate delivered pursuant to Section 5.02(u) is true and correct in all respects.
(u)
Affected Financial Institutions.  Neither the Borrower nor any subsidiary is an
Affected Financial Institution.
Section 4.02.
Representations and Warranties of the Collateral Manager.The
Collateral Manager represents and warrants to each of the Secured Parties on and as of each
Measurement Date (and in respect of clause (i) below, each date such information is provided by or on behalf of it), as follows:
(a)
Due Organization. The Collateral Manager is a corporation duly organized and validly existing under the Laws of the State of Maryland, with full power and authority to own and operate its assets and properties, conduct the business in which it is now engaged and to

771643024 22723957
execute and deliver and perform its obligations under this Agreement and the other Facility
Documents to which it is a party.
(b)
Due Qualification and Good Standing.
The Collateral Manager is in good
standing in the State of Maryland. The Collateral Manager is duly qualified to do business and, to the extent applicable, is in good standing in each other jurisdiction in which the nature of its business, assets and properties, including the performance of its obligations under this
Agreement, the other Facility Documents to which it is a party and its Constituent Documents to which it is a party, requires such qualification, except where the failure to be so qualified or in good standing could not reasonably be expected to have a Material Adverse Effect.
(c)
Due  Authorization;  Execution  and  Delivery;  Legal,  Valid  and  Binding;
Enforceability. The execution and delivery by the Collateral Manager of, and the performance of its obligations under the Facility Documents to which it is a party and the other instruments, certificates and agreements contemplated thereby are within its powers and have been duly authorized by all requisite action by it and have been duly executed and delivered by it and constitute its legal, valid and binding obligations enforceable against it in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting creditors’ rights generally or general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(d)Non-Contravention.
None of the execution and delivery by the Collateral
Manager of this Agreement or the other Facility Documents to which it is a party, the consummation of the transactions herein or therein contemplated, or compliance by it with the terms, conditions and provisions hereof or thereof, will (i) conflict with, or result in a breach or violation of, or constitute a default under its Constituent Documents, (ii) conflict with or contravene (A) any Applicable Law, (B) any indenture, agreement or other contractual restriction binding on or affecting it or any of its assets, including any Related Document, or (C) any order, writ, judgment, award, injunction or decree binding on or affecting it or any of its assets or properties, or (iii) result in a breach or violation of, or constitute a default under, or permit the acceleration of any obligation or liability in, or but for any requirement of the giving of notice or the passage of time (or both) would constitute such a conflict with, breach or violation of, or default under, or permit any such acceleration of, any contractual obligation or any agreement or document to which it is a party or by which it or any of its assets are bound (or to which any such obligation, agreement or document relates), except in the case of clauses (ii) and (iii) above, where such conflicts, breaches, violations or defaults could not reasonably be expected to have a
Material Adverse Effect.
(e)
Governmental Authorizations; Private Authorizations; Governmental Filings.
The Collateral Manager has obtained, maintained and kept in full force and effect all
Governmental Authorizations and Private Authorizations which are necessary for it to properly carry out its business, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect, and made all material Governmental Filings necessary for the execution and delivery by it of the Facility Documents to which it is a party, and the performance by the Collateral Manager of its obligations under this Agreement, the other Facility Documents, and no material Governmental Authorization, Private Authorization or Governmental Filing
which has not been obtained or made, is required to be obtained or made by it in connection with

771643024 22723957
the execution and delivery by it of any Facility Document to which it is a party or the performance of its obligations under this Agreement and the other Facility Documents to which it is a party.
(f)
Compliance with Agreements, Laws, Etc.
The Collateral Manager has duly
observed and complied in all material respects with all Applicable Laws, including the Securities
Act and the Investment Company Act, relating to the conduct of its business and its assets. The
Collateral Manager has preserved and kept in full force and effect its legal existence. The
Collateral Manager has preserved and kept in full force and effect its rights, privileges, qualifications and franchises, except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect.
(g)
Location of Records. The Collateral Manager’s office in which it maintains its corporate books and records is located at the addresses set forth on Schedule 5. The Collateral
Manager’s registered office and jurisdiction of organization is the jurisdiction referred to in
Section 4.02(a).
(h)
Investment Company Act. The Collateral Manager is registered as an “investment company” under the Investment Company Act.
(i)  Information and Reports. Other than any of the following information containing information provided or prepared by an Obligor, each Notice of Borrowing, each Monthly
Report, and all other written information, reports, certificates and statements (other than projections and forward-looking statements) furnished by the Collateral Manager to any Secured
Party for purposes of or in connection with this Agreement, the other Facility Documents or the transactions contemplated hereby or thereby are true, complete and correct in all material respects as of the date such information is stated or certified.  All projections and forward-looking statements furnished by the Collateral Manager were prepared reasonably and in good faith as of the date on which they were provided.
(j)  ERISA. Neither the Collateral Manager nor any member of its ERISA Group has, or during the past five years had, any liability or obligation with respect to any Plan or
Multiemployer Plan that would result in a Material Adverse Effect.
(k)
Taxes.The Collateral Manager has filed all U.S. federal income tax returns, information statements, reports and all other material tax returns which are required to be filed by it, if any, and has paid all U.S. federal income Taxes and all other material Taxes (including mortgage recording Taxes) shown to be due and payable on such returns, if any, or pursuant to any assessment received by any such Person, other than any such Taxes that are being contested in good faith by appropriate proceedings and for which appropriate reserves in accordance with
GAAP have been established.
(l)
Eligibility. Each Collateral Loan included in a Monthly Report or a Borrowing
Base Calculation Statement required to be delivered by it under this Agreement as an Eligible
Collateral Loan was, in fact, an Eligible Collateral Loan at such time.
(m)
Anti-Corruption  Laws,  Anti-Money  Laundering  Laws  and  Sanctions.  The
Collateral Manager and its subsidiaries and their respective directors, officers, managers and, to

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its knowledge, its agents, are in compliance with Anti-Corruption Laws, Anti-Money Laundering
Laws and applicable Sanctions. None of (a) the Collateral Manager, its subsidiaries or their respective directors, officers or managers, or (b) to their respective knowledge, any of their agents that will act in any capacity in connection with or benefit from the credit facilities established hereby, is a Sanctioned Person.
(n)
BDC Status. Main Street qualifies as an RIC and is an “investment company” that has elected to be regulated as a “business development company” as defined in Section 2(a)(48)
of the Investment Company Act and is subject to regulation as such under the Investment
Company Act including Section 18, as modified by Section 61, of the Investment Company Act.
The business and other activities of Main Street, including but not limited to, the consummation of the transactions contemplated by the Facility Documents to which Main Street is a party do not result in any violations, with respect to Main Street, of the provisions of the Investment
Company Act or any rules, regulations or orders issued by the SEC thereunder, in each case, that are applicable to Main Street.
ARTICLE V
COVENANTS
Section 5.01.
Affirmative Covenants of the Borrower.  The Borrower covenants and agrees that, until the Collection Date:
(a)
Compliance with Agreements, Laws, Etc. It shall (i) duly observe and comply in all material respects with all Applicable Laws relative to the conduct of its business or to its assets, (ii) preserve and keep in full force and effect its legal existence, (iii) preserve and keep in full force and effect its rights, privileges, qualifications and franchises, (iv) comply with the terms and conditions of its Constituent Documents and comply in all material respects with its obligations under each Related Document to which it is a party and (v) obtain, maintain and keep in full force and effect all Governmental Authorizations, Private Authorizations and
Governmental Filings which are necessary or appropriate to properly carry out its business and the transactions contemplated to be performed by it under the Facility Documents, its Constituent
Documents and the Related Documents to which it is a party, except, in the case of clause (iii)
and clause (v), where the failure to do so could not reasonably be expected to result in a Material
Adverse Effect.
(b)
Enforcement. It shall not take any action, and will use commercially reasonable efforts not to permit any action to be taken by others, that would release any Obligor from any of such Obligor’s material covenants or obligations under any instrument or agreement included in the Collateral, except in the case of (A) repayment of Collateral Loans, (B) subject to the terms of this Agreement, (i) amendments to Related Documents that govern Defaulted Collateral Loans or Ineligible Collateral Loans, (ii) amendments to Collateral Loans in accordance with the
Collateral Management Standard, and (iii) actions taken in connection with the work-out or restructuring of any Collateral Loan in accordance with the provisions hereof, and (C) other actions by the Collateral Manager to the extent not prohibited by this Agreement or as otherwise required hereby. It will perform, and use commercially reasonable efforts to cause the Collateral

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Manager to perform, all of their obligations and agreements contained in this Agreement or any other Facility Document to which such Person is a party.
(c)
Further Assurances. It shall promptly upon the reasonable request of any Agent or the Required Lenders (through the Administrative Agent), at the Borrower’s expense, execute and deliver such further instruments and take such further action in order to maintain and protect the Collateral Agent’s first-priority perfected security interest in the Collateral pledged by the
Borrower for the benefit of the Secured Parties free and clear of any Liens (other than Permitted
Liens).
At the reasonable request of any Agent or the Required Lenders (through the
Administrative Agent), the Borrower shall promptly take, at the Borrower’s expense, such further action in order to establish and protect the rights, interests and remedies created or intended to be created under this Agreement in favor of the Secured Parties in the Collateral, including all actions which are necessary to (x) enable the Secured Parties to enforce their rights and remedies under this Agreement and the other Facility Documents, and (y) effectuate the intent and purpose of, and to carry out the terms of, the Facility Documents. The Borrower will take such reasonable action from time to time as shall be necessary to ensure that all assets
(including all Covered Accounts) of the Borrower constitute “Collateral” hereunder. Subject to the foregoing, the Borrower will, and, upon the reasonable request of any Agent shall, at the
Borrower’s expense, take such other action (including executing and delivering or authorizing for filing any required UCC financing statements) as shall be necessary to create and perfect a valid and enforceable first-priority security interest on all Collateral acquired by the Borrower as collateral security for the Obligations and will in connection therewith deliver such proof of corporate action, incumbency of officers, opinions of counsel and other documents as is consistent with those delivered by the Borrower pursuant to Section 3.01 on the Closing Date or as any Agent or the Required Lenders (through the Administrative Agent) shall have reasonably requested.
(d)
Financial Statements; Other Information. It shall provide to the Administrative
Agent or cause to be provided to the Administrative Agent (with additional copies for each
Lender):
(i)
within 120 days after the end of each fiscal year of the Parent, each of its audited consolidated balance sheets and related consolidated statements of operations, consolidated statements of changes in net assets, consolidated statements of cash flows and consolidated schedule of investments, as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by independent public accountants of recognized national standing (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Parent and its consolidated subsidiaries on a consolidated basis in accordance with
GAAP consistently applied; provided, that the financial statements required to be delivered pursuant to this clause (i) which are made available via EDGAR, or any successor system of the Securities Exchange Commission, in the Parent's annual report on Form 10-K, shall be deemed delivered to the Administrative Agent and the Lenders on the date such documents are made so available; provided, further, that either (A) such financial statements of the Parent required pursuant to this clause (i) would include a

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footnote showing the balance sheets and statement of operations of the Borrower or (B)
separate audited balance sheets and related statements of operations, consolidated statements of changes in net assets, consolidated statements of cash flows, as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by independent public accountants of recognized national standing (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such financial statements present fairly in all material respects the financial condition and results of operations of the Borrower in accordance with GAAP consistently applied would be provided;
(ii)  within 60 days after the end of each of the first three fiscal quarters of each fiscal year of the Parent, its unaudited consolidated balance sheets and related consolidated statements of operations and consolidated statements of changes in net assets as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the consolidated balance sheets, as of the end of)
the previous fiscal year, all certified by a Responsible Officer as presenting fairly in all material respects the financial condition and results of operations of the Parent and its consolidated subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;
provided, that the financial statements required to be delivered pursuant to this clause (ii)
which are made available via EDGAR, or any successor system of the Securities
Exchange Commission, in Parent's quarterly report on Form 10-Q, shall be deemed delivered to the Administrative Agent and the Lenders on the date such documents are made so available; provided, further, that either (A) such financial statements of the
Parent required pursuant to this clause (ii) would include a footnote showing the balance sheets and statement of operations of the Borrower or (B) separate balance sheets and statements of operations of the Borrower as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the consolidated balance sheets, as of the end of) the previous fiscal year would be separately provided;
(iii)
within 60 days after the end of a fiscal quarter (other than a fiscal year end) in which a quarterly valuation statement for the Parent is to be delivered to the
Parent investors, copies of such quarterly valuation statement and 120 days after the end of each fiscal year, copies of the quarterly valuation statements for the Parent; provided that in no case shall less than two separate quarterly valuation statements be delivered for any fiscal year (it being understood that (x) the schedule of investments embedded in any reports which are made available via EDGAR, or any successor system of the Securities
Exchange Commission, in Parent's quarterly report on Form 10-Q or in Parent’s annual report on Form 10-K delivered pursuant to clauses (i) and (ii) above shall be deemed to satisfy this clause (iii) and (y) the financial statements required to be delivered pursuant to this clause (iii) which are made available via EDGAR, or any successor system of the
Securities Exchange Commission, in Parent's quarterly report on Form 10-Q or in

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Parent’s annual report on Form 10-K, shall be deemed delivered to the Administrative
Agent and the Lenders on the date such documents are made so available);
(iv) within two Business Days after a Responsible Officer of the Collateral
Manager or a Responsible Officer of the Borrower obtains actual knowledge of the occurrence and continuance of any (x) Default or (y) Event of Default, a certificate of a
Responsible Officer of the Borrower setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;
(v)
from time to time such additional information regarding the Borrower’s financial position or business and the Collateral (including reasonably detailed calculations of each Coverage Test, the Maximum Advance Rate Default Test and each
Collateral Quality Test) as the Administrative Agent or the Required Lenders (through the Administrative Agent) may request if reasonably available to the Borrower;
(vi)
promptly after the incurrence of any obligation to a Plan or Multiemployer
Plan or the occurrence of any ERISA Event, notice of the incurrence of such obligation or of such ERISA Event and copies of any communications with all Governmental
Authorities or any Multiemployer Plan with respect to such ERISA Event; and
(vii)
promptly following any reasonable request by the Administrative Agent or any Lender, all documentation and other information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable
“know your customer”, anti-money laundering and sanctions Laws, including the
PATRIOT Act.
(e)  Access to Records and Documents. It shall permit the Administrative Agent (or any Person designated by the Administrative Agent, subject to delivery of standard confidentiality agreements or an agreement by such Person to comply with the provisions of
Section 16.09) to, upon reasonable advance notice and during normal business hours, visit and inspect and make copies thereof at reasonable intervals (i) its books, records and accounts relating to its business, financial condition, operations, assets and its performance under the
Facility Documents and the Related Documents and to discuss the foregoing with its and such
Person’s officers, partners, employees and accountants, and (ii) all of its Related Documents, in each case all as often as the Administrative Agent may reasonably request; provided that so long as no Event of Default has occurred and is continuing, each Person entitled to so visit and inspect the Borrower’s records under this clause (e) may only exercise its rights under this clause (e)
twice during any fiscal year of the Borrower (it being understood that the Borrower shall be responsible for all reasonable and documented costs and expenses for only one such visit per fiscal year). The Administrative Agent shall provide reasonable notice to the Lenders of any such visit or inspection shall provide each Lender the opportunity to accompany the
Administrative Agent on any such visit or inspection.
(f)
Use of Proceeds.It shall use the proceeds of each Advance made hereunder solely:

771643024 22723957
(i)
to fund or pay the purchase price of Collateral Loans or Eligible
Investments acquired by the Borrower in accordance with the terms and conditions set forth herein (it being understood that the Borrower may request a Borrowing to (A) with respect to the initial Advance, make a distribution to the Parent and to pay fees and expenses in connection with this Agreement and the other Facility Documents and (B)
fund the applicable Advance Rate of one or more Collateral Loans either on the date of acquisition or at a later time during the Reinvestment Period pursuant to Article II) or for general corporate purposes;
(ii)
to fund additional extensions of credit under Revolving Collateral Loans and Delayed Drawdown Collateral Loans purchased in accordance with the terms of this
Agreement;
(iii)
hereof; and
to fund the Revolving Reserve Account pursuant to Section 8.04 or 9.01
(iv)
so long as no Default or Event of Default shall have occurred and be continuing, and provided that any amounts required to be funded or paid by the Borrower pursuant to clauses (i), (ii) and (iii) of this subsection (f) have been made, then to distribute funds to its equityholders.
Without limiting the foregoing, it shall use the proceeds of each Advance in a manner that does not, directly or indirectly, violate any provision of its Constituent Documents or any
Applicable Law, including Regulation T, Regulation U and Regulation X.
(g)
Information and Reports. Each Notice of Borrowing, each Monthly Report and all other written information, reports, certificates and statements furnished by or on behalf of it to any Secured Party for purposes of or in connection with this Agreement, the other Facility
Documents or the transactions contemplated hereby or thereby shall be true, complete and correct in all material respects as of the date such information is stated or certified; provided that solely with respect to information furnished by the Borrower which was provided to the
Borrower from an Obligor or any other third party (or is derived therefrom) with respect to a
Collateral Loan, such information shall only need to be true, complete and correct in all material respects to the actual knowledge of the Borrower.
(h)
Opinions as to Collateral. On or before each five year anniversary of the Closing
Date, at the request of the Administrative Agent, it shall furnish to the Agents an opinion of counsel addressed to the Agents and the Borrower relating to the continued perfection of the security interest granted by the Borrower to the Collateral Agent hereunder.
(i)
No Other Business. The Borrower shall not engage in any business or activity other than borrowing Advances pursuant to this Agreement, funding, acquiring, owning, holding, administering, selling, enforcing, lending, exchanging, redeeming, pledging, contracting for the management of and otherwise dealing with Collateral Loans, Eligible Investments and the other
Collateral in connection therewith and entering into and performing its obligations under the
Facility Documents, any applicable Related Documents and any other agreements contemplated by this Agreement.

771643024 22723957
(j)
Tax Matters.  The Borrower shall (and each Lender hereby agrees to) treat the
Advances as debt for U.S. Federal income tax purposes and will take no contrary position, unless otherwise required pursuant to a closing agreement with the U.S. Internal Revenue Service or a non-appealable judgment of a court of competent jurisdiction. Notwithstanding any contrary agreement or understanding, the Collateral Manager, the Borrower, the Agents and the Lenders
(and each of their respective employees, representatives or other agents) may disclose to any and all Persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to them relating to such tax treatment and tax structure. The foregoing provision shall apply from the beginning of discussions between the parties. For this purpose, the tax treatment of a transaction is the purported or claimed U.S. tax treatment of the transaction under applicable U.S. Federal, state or local Law, and the tax structure of a transaction is any fact that may be relevant to understanding the purported or claimed U.S. tax treatment of the transaction under applicable U.S. Federal, state or local Law. The Borrower shall at all times be treated as an entity that is disregarded as separate from its owner (as defined in Treasury Regulation Section 301.7701-2(a)) for U.S. federal income tax purposes and shall take all steps necessary to ensure that the entity from which it is disregarded as separate is a U.S.
Person. The Borrower shall pay and discharge all Taxes, assessments, and governmental charges or levies imposed upon it, its income or profits, or any property belonging to it, before any such obligation becomes delinquent; provided that the Borrower shall not be required to pay any Tax, assessment, charge or levy, if any, so long as the amount, applicability or validity thereof shall currently be contested in good faith by adequate proceedings and adequate reserves therefor have been established in accordance with GAAP.
(k)  Collections. The Borrower (or the Collateral Manager on behalf of the Borrower)
shall direct any agent or administrative agent for any Collateral Loan (or, in the case of a participation interest, the participation seller) to remit all payments and collections with respect to such Collateral Loan and, if applicable, to direct the Obligor (or, in the case of a participation interest, the participation seller) with respect to such Collateral Loan to remit all such payments and collections with respect to such Collateral Loan directly to the Collection Account.
(l)
Priority of Payments. The Borrower shall direct the Collateral Agent to apply all
Interest Proceeds and Principal Proceeds solely in accordance with the Priority of Payments and the other provisions of this Agreement.
(m)
Compliance with Legal Opinions. The Borrower shall take all other actions necessary to maintain the accuracy of the factual assumptions set forth in the legal opinions of
Dechert LLP, as special counsel to the Borrower, issued in connection with the Purchase and
Contribution Agreement and relating to the issues of substantive consolidation and true sale of certain Collateral Loans.
Section 5.02.
Negative Covenants of the Borrower.The Borrower covenants and agrees that until the Collection Date:
(a)
Restrictive Agreements.It shall not enter into or suffer to exist or permit to become effective any agreement that prohibits, limits or imposes any condition upon its ability to create, incur, assume or suffer to exist any Lien (other than Permitted Liens) upon any of its

771643024 22723957
property or revenues constituting Collateral, whether now owned or hereafter acquired, to secure its obligations under the Facility Documents other than this Agreement and the other Facility
Documents.
(b)
Liquidation; Merger; Sale of Collateral.  It shall not consummate any plan of liquidation, dissolution, partial liquidation, merger or consolidation (or suffer any liquidation, dissolution or partial liquidation) nor sell, transfer, exchange or otherwise dispose of any of its assets, or enter into an agreement or commitment to do so or enter into or engage in any business with respect to any part of its assets, except as expressly permitted by this Agreement and the other Facility Documents (including in connection with the repayment in full of the Obligations).
(c)
Amendments to Constituent Documents, etc.
Without the consent of the
Administrative Agent (such consent not to be unreasonably withheld or delayed) (i) it shall not amend, modify or take any action inconsistent in any material respect with its Constituent
Documents and (ii) it will not amend, modify or waive any term or provision in any Facility
Document (other than in accordance with its terms, including any provision thereof requiring the consent of the Administrative Agent or all or a specified percentage of the Lenders).
(d)
ERISA. Neither it nor any member of its ERISA Group shall establish, contribute to, or have any liability to any Plan or Multiemployer Plan. It shall not take any action, or omit to take any action, that results in its underlying assets to constitute “plan assets” for purposes of the Plan Asset Rule or the Collateral being deemed to be “plan assets” for purposes of the Plan
Asset Rule.
(e)
Liens. It shall not create, assume or suffer to exist any Lien on any of its assets now owned or hereafter acquired by it at any time, except for Permitted Liens or as otherwise expressly permitted by this Agreement and the other Facility Documents.
(f)
Margin Requirements. It shall not (i) extend credit to others for the purpose of buying or carrying any Margin Stock in such a manner as to violate Regulation T or Regulation
U or (ii) use all or any part of the proceeds of any Advance, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that violates the provisions of the Regulations of the Board of Governors, including, to the extent applicable, Regulation U and
Regulation X.
(g)
Restricted Payments.It shall not make, directly or indirectly, any Restricted
Payment (whether in the form of cash or other assets) or incur any obligation (contingent or otherwise) to do so; provided, however, that the Borrower shall be permitted to make Restricted
Payments from (i) funds distributed to it pursuant to the Priority of Payments or (ii) funds from an Advance pursuant to the use of proceeds in Section 5.01(f) hereof.
(h)  Changes to Filing Information. It shall not change its name, its chief place of business, its chief executive office, the office in which the Borrower maintains its limited liability company books and records or its jurisdiction of organization from that referred to in
Section 4.01(a) or Schedule 5, as applicable, unless it gives ten days’ prior written notice to the
Agents and takes all actions that the Administrative Agent or the Required Lenders (through the

771643024 22723957
Administrative Agent) reasonably request and determine to be necessary to protect and perfect the Collateral Agent’s perfected security interest in the Collateral.
(i)
Transactions with Affiliates.It shall not sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates (including sales of
Defaulted Collateral Loans and other Collateral Loans), except as permitted or required under the
Facility Documents, unless such transaction is upon terms no less favorable to the Borrower than it would obtain in a comparable arm’s length transaction with a Person that is not an
Affiliate (it being agreed that any purchase or sale at par shall be deemed to comply with this provision). For the avoidance of doubt, (i) nothing in this clause (i) shall prohibit the Borrower from transferring or distributing the Collateral Loans to the Parent or an Affiliate, as applicable, in accordance with Article X and (ii) the Borrower may make dividends or distributions to the
Parent from amounts released to the Borrower pursuant to the Priority of Payments at any time in accordance with its Constituent Documents.
(j)
Investment Company Restriction. It shall not become required to register as an
“investment company” under the Investment Company Act.
(k)
Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions. It will not request any Borrowing, and shall not use the proceeds of any Borrowing (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws or Anti-Money Laundering
Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person or in any Sanctioned Country or (iii) in any manner that would result in the violation of any Sanctions.
(l)
No Claims Against Advances. Subject to Applicable Law, it shall not claim any credit on, make any deduction from, or dispute the enforceability of payment of the principal or interest payable (or any other amount) in respect of the Advances or assert any claim against any present or future Lender, by reason of the payment of any taxes levied or assessed upon any part of the Collateral.
(m)
Indebtedness; Guarantees; Securities; Other Assets. It shall not incur or assume or guarantee any indebtedness, obligations (including contingent obligations) or other liabilities, or issue any additional securities, whether debt or equity, in each case other than (i) pursuant to or as expressly permitted by this Agreement and the other Facility Documents, (ii) obligations under its Constituent Documents or (iii) pursuant to customary indemnification, expense reimbursement and similar provisions under the Related Documents. The Borrower shall not acquire any Collateral Loans or other property other than as expressly permitted under the
Facility Documents; it being understood and agreed that the Borrower shall be permitted to acquire Collateral Loans from its Affiliates and from unaffiliated third parties pursuant to Article
X.
(n)
Validity of this Agreement.  It shall not (i) take any action or omit to take any action, the result of which would permit the validity or effectiveness of any Facility Document or any grant of Collateral hereunder to be impaired, or permit the Lien of this Agreement to be

771643024 22723957
amended, hypothecated, subordinated, terminated or discharged, or take any action or omit to take any action, the result of which would permit any Person to be released from any covenant or obligation with respect to this Agreement (except in accordance with its terms) and (ii) except as permitted by any Facility Document, take any action that would permit the Lien of this
Agreement not to constitute a valid first priority perfected security interest in the Collateral
(subject to Permitted Liens).
(o)
Priority of Payments. It shall not pay any distributions from amounts on deposit in the Collection Account other than in accordance with the Priority of Payments (it being understood that any amounts paid to the Borrower pursuant to the Priority of Payments may be distributed to the Parent).
(p)
Subsidiaries. It shall not have or permit the formation of any subsidiaries, except in connection with the receipt of equity securities pursuant to an exercise of remedies with respect to a Collateral Loan or any work-out or restructuring of a Collateral Loan or to hold foreclosed property.
(q)
Name. It shall not conduct business under any name other than its own.
(r)
Employees. It shall not have any employees (other than officers and directors to the extent they are employees).
(s)
Non-Petition. The Borrower shall not be party to any agreements under which it has any material obligations or liability (direct or contingent) without using commercially reasonable efforts to include customary “non-petition” and “limited recourse” provisions therein
(and shall not amend or eliminate such provisions in any agreement to which it is party), except for loan agreements, related loan documents, bond indentures and related bond documents, any agreements related to the purchase and sale of any Collateral Loans which contain customary (as determined by the Collateral Manager) purchase or sale terms or which are documented using customary (as determined by the Collateral Manager) loan trading documentation, in connection with the Collateral Loans and any agreement that does not impose a material obligation on the
Borrower and that is of a type that customarily does not include “non-petition” or “limited recourse” provisions (including customary service contracts and engagement letters entered into with third party service providers (including independent accountants and providers of independent managers)).
(t)
Certificated Securities. The Borrower shall not acquire or hold any Certificated
Securities in bearer form in a manner that does not satisfy the requirements of United States
Treasury Regulations section 1.165-12(c) (as determined by the Collateral Manager).
(u)
Beneficial Ownership Certificate.
Promptly following any change in the
information included in a Beneficial Ownership Certificate that would result in a change to the list of beneficial owners identified in such Beneficial Ownership Certificate, or a change in the address of any beneficial owners, the Borrower shall (x) notify the Administrative Agent and the
Lenders and (y) execute and deliver to the Administrative Agent and each Lender an updated
Beneficial Ownership Certificate.

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Section 5.03.
Affirmative Covenants of the Collateral Manager.
The Collateral
Manager covenants and agrees that until the Collection Date:
(a)
Compliance with Agreements, Laws, Etc. It shall (i) duly observe and comply in all material respects with all Applicable Laws relative to the conduct of its business or to its assets, (ii) preserve and keep in full force and effect its legal existence, (iii) preserve and keep in full force and effect its rights, privileges, qualifications and franchises, except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect, (iv) comply with the terms and conditions of each Constituent Document and each Related Document in all material respects to which it is a party, and (v) obtain, maintain and keep in full force and effect all Governmental Authorizations, Private Authorizations and Governmental Filings which are necessary or appropriate to properly carry out its business and the transactions contemplated to be performed by it under the Facility Documents, the Constituent Documents and the Related
Documents to which it is a party, except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect.
(b)
Enforcement. It shall not take any action, and will use commercially reasonable efforts not to permit any action to be taken by others within its control, that would release any
Obligor from any of such Obligor’s material covenants or obligations under any instrument or agreement included in the Collateral, except in the case of (A) repayment of Collateral Loans,
(B) subject to the terms of this Agreement, (1) amendments to Related Documents that govern
Defaulted Collateral Loans or Ineligible Collateral Loans, (2) amendments to Collateral Loans in accordance with the Collateral Management Standard, and (3) actions taken in connection with the work-out or restructuring of any Collateral Loan in accordance with the provisions hereof, and (C) other actions by the Collateral Manager to the extent not prohibited by this Agreement or as otherwise required hereby.
(c)
Further Assurances. It shall promptly at the Borrower’s expense, execute and deliver such further instruments and take such further action in order to maintain and protect the
Collateral Agent’s first-priority perfected security interest in the Collateral pledged by the
Borrower for the benefit of the Secured Parties free and clear of any Liens (subject to Permitted
Liens). The Collateral Manager shall promptly take, at the Borrower’s expense, such further action in order to establish and protect the rights, interests and remedies created or intended to be created under this Agreement in favor of the Secured Parties in the Collateral, including all actions which are necessary to (x) enable the Secured Parties to enforce their rights and remedies under this Agreement and the other Facility Documents, and (y) effectuate the intent and purpose of, and to carry out the terms of, the Facility Documents. In addition, the Collateral Manager will take such reasonable action from time to time as shall be necessary to ensure that all assets
(including all Covered Accounts) of the Borrower constitute “Collateral” hereunder. Subject to the foregoing, the Collateral Manager will at the Borrower’s expense, take such other action
(including executing and delivering or authorizing for filing any required UCC financing statements) as shall be necessary to create and perfect a valid and enforceable first-priority security interest on all Collateral acquired by the Borrower as collateral security for the
Obligations.
(d)
Access to Records and Documents. It shall permit the Administrative Agent (or any Person designated by the Administrative Agent) to, upon reasonable advance notice and

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during normal business hours, visit and inspect and make copies thereof at reasonable intervals
(i) its books, records and accounts relating to its business, financial condition, operations, assets and its performance under the Facility Documents and the Related Documents and to discuss the foregoing with its and such Person’s officers, partners, employees and accountants, and (ii) all of its Related Documents, in each case all as often as the Administrative Agent may reasonably request; provided that so long as no Event of Default has occurred, each Person entitled to so visit and inspect the Collateral Manager’s records under this paragraph (d) may only exercise its rights under this paragraph (d) twice during any fiscal year of the Collateral Manager (it being understood that the Borrower shall be responsible for all reasonable and documented costs and expenses for only one such visit per fiscal year). The Administrative Agent shall provide reasonable notice to the Lenders of any such visit or inspection shall provide each Lender the opportunity to accompany the Administrative Agent on any such visit or inspection.
(e)
Other Information. The Collateral Manager shall provide to the Agents or cause to be provided to the Agents (with additional copies for each Lender):
(i)
within two Business Days after a Responsible Officer of the Collateral
Manager obtains actual knowledge of the occurrence and continuance of any (A) Default,
(B) Event of Default, (C) Potential Collateral Manager Termination Event, (D) Collateral
Manager Termination Event or (E) any material breach by the Borrower or the Parent of any representations, warranties, agreements or covenants hereunder or under the Purchase and Contribution Agreement, a certificate of a Responsible Officer setting forth the details thereof and the action which the Collateral Manager is taking or proposes to take with respect thereto;
(ii)
from time to time such additional information regarding the Collateral
(including reasonably detailed calculations of each Coverage Test, the Collateral Quality
Test and the Maximum Advance Rate Default Test) as the Administrative Agent or the
Required Lenders (through the Administrative Agent) may reasonably request if reasonably available without undue burden or expense and able to be disclosed by the
Collateral Manager;
(iii)
a Borrowing Base Calculation Statement on (A) each date on which the
Collateral Manager sells or substitutes (or commits to sell or substitute, as the case may
be) any Collateral Loan, (B) the date on which the Collateral Manager obtains knowledge of any Material Modification to a Collateral Loan or that a Collateral Loan has become a
Defaulted Collateral Loan to the extent that the Borrowing Base has changed as a result of such Material Modification or as a result of such Collateral Loan becoming a
Defaulted Collateral Loan and (C) each other date reasonably requested by the
Administrative Agent upon at least two (2) Business Days’ notice to the Collateral
Manager; and
(iv)
promptly following any reasonable request by the Administrative Agent or any Lender, all documentation and other information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable

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“know your customer”, anti-money laundering and sanctions Laws, including the
PATRIOT Act.
(f)  Information and Reports. Each Notice of Borrowing, each Monthly Report and all other written information, reports, certificates and statements furnished by or on behalf of the
Collateral Manager to any other Secured Party for purposes of or in connection with this
Agreement, the other Facility Documents or the transactions contemplated hereby or thereby shall be true, complete and correct in all material respects as of the date such information is stated or certified; provided that solely with respect to information furnished by the Collateral
Manager which was provided to the Collateral Manager from an Obligor or any other third party
(or is derived therefrom) with respect to a Collateral Loan, such information shall only need to be true, complete and correct in all material respects to the actual knowledge of the Collateral
Manager.
(g)
Collections. The Collateral Manager shall direct any agent or administrative agent for any Collateral Loan (or, in the case of a participation interest, the participation seller) to remit all payments and collections with respect to such Collateral Loan and, if applicable, to direct the
Obligor (or, in the case of a participation interest, the participation seller) with respect to such
Collateral Loan to remit all such payments and collections with respect to such Collateral Loan directly to the Collection Account.
(h)
Priority of Payments. The Collateral Manager shall instruct the Collateral Agent to apply all Interest Proceeds and Principal Proceeds solely in accordance with the Priority of
Payments and the other provisions of this Agreement.
(i)  Taxable Mortgage Pool. The Collateral Manager shall not permit the sum of the outstanding principal balances of all Collateral Loans owned by the Borrower and that are principally secured by an interest in real property (within the meaning of Treasury Regulation
Section 301.7701(i)-1(d)(3)) to exceed 40% of the Principal Balance of all Collateral Loans owned by the Borrower.
(j)
Maintenance of RIC Status and Business Development Company. Main Street
shall maintain its status as an RIC under the Code and as a “business development company”
under the Investment Company Act.
Section 5.04.
Negative Covenants of the Collateral Manager. The Collateral Manager
covenants and agrees that until the Collection Date:
(a)
Restrictive Agreements.It shall not enter into or suffer to exist or permit to become effective any agreement that prohibits, limits or imposes any condition upon its ability to perform its obligations under the Facility Documents.
(b)
Validity of this Agreement.  It shall not (i) take any action or omit to take any action, the result of which would permit the validity or effectiveness of any Facility Document or any grant of Collateral hereunder to be impaired, or permit the Lien of this Agreement to be amended, hypothecated, subordinated, terminated or discharged, or take any action or omit to take any action, the result of which would permit any Person to be released from any covenant or obligation with respect to this Agreement (except in accordance with its terms) and (ii) except as

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permitted by any Facility Document, take any action that would permit the Lien of this
Agreement not to constitute a valid first priority perfected security interest in the Collateral
(subject to Permitted Liens).
(c)
Liquidation; Merger; Disposition of Assets. It shall not consummate any plan of liquidation, dissolution, partial liquidation, merger or consolidation (or suffer any liquidation, dissolution or partial liquidation) nor sell, transfer, exchange or otherwise dispose of all or substantially all of its assets unless the Collateral Manager or an Affiliate thereof is the surviving
Person and no Collateral Manager Termination Event results therefrom. The Borrower shall not enter into any plan of division or other statutory division under Delaware law (or any comparable event under a different jurisdiction’s laws) without the prior written consent of the
Administrative Agent.
Section 5.05.
Certain Undertakings Relating to Separateness.(a) Without limiting any, and subject to all, other covenants of the Borrower and the Collateral Manager contained in this Agreement, the Borrower (and the Collateral Manager in acting on behalf or for the benefit of the Borrower) shall conduct its business and operations separate and apart from that of any other Person (including the Parent and its Affiliates) and in furtherance of the foregoing:
(1) The Borrower shall maintain its accounts, financial statements, books, accounting and other records, and other documents separate from those of any other
Person, provided that the Borrower may be consolidated into the Parent solely for tax and accounting purposes.
(2)
The Borrower shall not commingle or pool any of its funds or assets with those of any Affiliate or any other Person, and it shall hold all of its assets in its own name, except as otherwise permitted or required under the Facility Documents.
(3)
The Borrower shall conduct its own business in its own name and, for all purposes, shall not operate, or purport to operate, collectively as a single or consolidated business entity with respect to any Person.
(4)
The Borrower shall pay its own debts, liabilities and expenses (including overhead expenses, if any) only out of its own assets as the same shall become due;
provided, however, in its capacity as Collateral Manager, Main Street may from time to time advance expenses of the Borrower for which Main Street is later reimbursed pursuant to the Priority of Payments.
(5)
The Borrower has observed, and shall observe all (A) limited liability company formalities and (B) other organizational formalities, in each case to the extent necessary or advisable to preserve its separate existence, and shall preserve its existence, and it shall not, nor shall it permit any Affiliate or any other Person to, amend, modify or otherwise change its limited liability company agreement in a manner that would adversely affect the existence of the Borrower as a bankruptcy-remote special purpose entity. The Borrower shall have at least one Independent Manager at all times (subject to the time periods for replacement of Independent Managers that have resigned or have been removed set forth in the Borrower’s Constituent Documents).

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(6)
The Borrower shall not (A) guarantee, become obligated for, or hold itself or its credit out to be responsible for or available to satisfy, the debts or obligations of any other Person or (B) control the decisions or actions respecting the daily business or affairs of any other Person except as permitted by or pursuant to the Facility Documents.
(7)
The Borrower shall, at all times, hold itself out to the public as a legal entity separate and distinct from any other Person; provided that the assets of the
Borrower may be consolidated for accounting purposes and included in consolidated financial statements of the Parent as required by GAAP or Applicable Law.
(8)
The Borrower shall not identify itself as a division of any other Person.
(9)
The Borrower shall maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any
Affiliate or any other Person.
(10)
The Borrower shall not use its separate existence to perpetrate a fraud in violation of Applicable Law.
(11)
The Borrower shall not, in connection with the Facility Documents, act with an intent to hinder, delay or defraud any of its creditors in violation of Applicable
Law.
(12)Any transaction between the Borrower and its Affiliates shall be on arm’s length terms.
(13)
Except as permitted by or pursuant to the Facility Documents, the
Borrower shall not grant a security interest or otherwise pledge its assets for the benefit of any other Person.
(14)
The Borrower shall not acquire any securities or debt instruments of the
Parent, any Affiliates of the foregoing or any other Person (except for equity interests in
Obligors in connection with the exercise of any remedies with respect to a Collateral
Loan or any exchange offer, work-out or restructuring of a Collateral Loan subject to the provisions of Section 5.02(p) in the case of any subsidiary formed in connection therewith).
(15)
The Borrower shall not make loans or advances to any Person, except for the Collateral Loans and as permitted by or pursuant to the Facility Documents.
(16)
The Borrower shall make no transfer of its Collateral Loans except as permitted by or pursuant to the Facility Documents.
(17)  The Borrower shall file its own tax returns separate from those of any other Person, except to the extent that the Borrower is not required to file tax returns under Applicable Law or is not permitted to file its own tax returns separate from those of any other Person.

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(18)
The Borrower shall not acquire obligations or securities of its members.
(19)
The Borrower shall, to the extent used in its business, use separate stationery, invoices and checks.
(20)
The Borrower shall correct any known misunderstanding regarding its separate identity.
(21)
The Borrower shall maintain adequate capital in light of its contemplated business operations.
(22)
The Borrower shall at all times be organized as a single-purpose entity with Constituent Documents substantially similar to those in effect on the Closing Date.
(23)
The Borrower shall at all times conduct its business so that any assumptions made with respect to the Borrower in any “substantive non-consolidation”
opinion delivered in connection with the Facility Documents will continue to be true and correct in all respects.
ARTICLE VI
EVENTS OF DEFAULT
Section 6.01.
Events of Default. “Event of Default”, wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any Law of any
Governmental Authority):
(a)
(i) a default in the payment, when due and payable, of (i) any interest,
Commitment Fee or principal in respect of the Advances and (other than a default on the Final
Maturity Date) such default has not been cured within two (2) Business Days after the due date of such payment, or (ii) any other payment required to be made pursuant to any Facility
Document and such default has not been cured within three (3) Business Days after the date of such payment; provided that, in the case of a default resulting from a failure to disburse due to an administrative error or omission by the Collateral Agent or the Administrative Agent, such default will not be an Event of Default unless such failure continues for five (5) Business Days after a Responsible Officer of the Collateral Agent or the Administrative Agent receives written notice or has actual knowledge of such administrative error or omission (irrespective of whether the cause of such administrative error or omission has been determined);
(b)
the failure to reduce the Advances to $0 on the Final Maturity Date;
(c)
the Borrower or the pool of Collateral becomes an investment company required to be registered under the Investment Company Act;
(d)
except as otherwise provided in this Section 6.01, a default in any material respect in the performance, or breach in any material respect, of any covenant or agreement of the
Borrower or the Parent under this Agreement or the other Facility Documents to which it is a

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party (it being understood, without limiting the generality of the foregoing, that any failure to meet any Concentration Limitation, Collateral Quality Test, Coverage Test or the Maximum
Advance Rate Default Test is not an Event of Default under this clause (d)), or the failure of any representation or warranty of the Borrower or the Parent made in this Agreement or in any other
Facility Document to which it is a party to be correct, in each case, in all material respects when the same shall have been made, and the continuation of such default, breach or failure for a period of thirty (30) days (provided that breaches of Sections 5.01(a)(ii), 5.01(d), 5.01(e), 5.01(f)
and 5.02 shall not have any cure period) after the earlier of (x) written notice to the Borrower and the Collateral Manager (which may be by e-mail) by any Agent, and (y) a Responsible Officer of the Borrower, the Parent or the Collateral Manager has acquired actual knowledge thereof (for the avoidance of doubt, to the extent the Parent purchases or substitutes (in accordance with the provisions of the Purchase and Contribution Agreement) an Eligible Collateral Loan for a
Collateral Loan for which the representation in Section 4.01(q) was breached, such breach shall be deemed cured hereunder);
(e)
the rendering of one or more final judgments, decrees or orders by a court or arbitrator of competent jurisdiction for the payment of money in excess individually or in the aggregate of $20,000,000 against the Parent, or $500,000 against the Borrower (in each case net of amounts covered by insurance), and the aforementioned Persons shall not have either (x)
discharged or provided for the discharge of any such judgment, decree or order in accordance with its terms or (y) perfected a timely appeal of such judgment, decree or order and caused the execution of same to be stayed during the pendency of the appeal, in each case, within sixty (60)
days from the date of entry thereof;
(f)
an Insolvency Event relating to the Borrower or the Parent occurs;
(g)
any Collateral Manager Termination Event occurs;
(h)
(1) any material provision of a Facility Document shall (except in accordance with its terms) terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of the Borrower or the Parent, (2) the Borrower or the Parent shall, directly or indirectly, contest in any manner the effectiveness, validity, binding nature or enforceability of any Facility Document or any Lien purported to be created thereunder, or (3)
any Lien securing any obligation under any Facility Document shall, in whole or in part, cease to be a first priority perfected security interest of the Collateral Agent except Permitted Liens and as otherwise expressly permitted in accordance with the applicable Facility Document;
(i)
thereof;
the occurrence of a Change of Control described in clause (1) of the definition
(j)
the Borrower ceases to have a valid ownership interest in all of the Collateral
(subject to Permitted Liens);
(k)
the Borrower shall assign or attempt to assign any of its rights, obligations, or duties under the Facility Documents without the prior written consent of each Lender;
(l)
on any Monthly Reporting Date, the Interest Coverage Ratio Test is not satisfied;

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(m)
the Maximum Advance Rate Default Test shall not be satisfied and such failure shall continue for two (2) Business Days after the earlier of (x) written notice to the Borrower
(which may be by e-mail) by the Administrative Agent and (y) a Responsible Officer of the
Borrower has acquired actual knowledge thereof; provided that if the Collateral Manager (i)
furnishes written evidence to the Administrative Agent within such two (2) Business Day period of a cure plan acceptable to the Administrative Agent, in its sole discretion, then the grace period hereunder shall be extended to twelve (12) Business Days;
(n)
the Borrower fails to have at least one Independent Manager; provided that the resignation of an Independent Manager or the removal of an Independent Manager for “cause”
shall not affect this clause (n) unless the Borrower fails to appoint a new Independent Manager within ten (10) Business Days of the effective date of such removal or resignation;
(o)
any Monthly Report shall fail to be delivered when due and such failure shall continue for two (2) Business Days; or
(p)
(i) the Internal Revenue Service shall file notice of a Lien pursuant to
Section 6323 of the Code with regard to any asset of the Borrower and such Lien shall not have been released within five (5) Business Days or (ii) the PBGC shall file notice of a Lien pursuant to Section 4068 of ERISA or Section 303(k) of ERISA with regard to any asset of the Borrower and such Lien shall not have been released within five (5) Business Days, unless, in each case, a reserve has been established therefor in accordance with GAAP and such action is being diligently contested in good faith by appropriate proceedings.
Upon a Responsible Officer of the Borrower or Collateral Manager obtaining knowledge of the occurrence of an Event of Default, each of the Borrower and the Collateral Manager shall promptly (and in any event within two (2) Business Days) notify each other and the Agents, specifying each specific Event(s) of Default that has occurred as well as all other Events of
Default that are then known to be continuing. Upon the occurrence of an Event of Default known to a Responsible Officer of the Collateral Agent or the Administrative Agent, the
Collateral Agent or the Administrative Agent shall promptly notify the other Agent (and the
Administrative Agent will notify the Lenders promptly) of such Event of Default in writing.
Upon the occurrence and during the continuance of any Event of Default, in addition to all rights and remedies specified in this Agreement and the other Facility Documents, including
Article VII, and the rights and remedies of a secured party under Applicable Law, including the
UCC (which rights shall be cumulative), the Administrative Agent may, in its sole discretion, and shall, at the request of the Majority Lenders, by notice to the Borrower (with a copy to the
Collateral Agent and the Collateral Administrator), do any one or more of the following: (1)
declare the Commitments to be terminated, whereupon the Commitments shall be terminated, and/or (2) declare the principal of and the accrued Interest on the Advances and all other
Obligations whatsoever payable by the Borrower hereunder to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby waived by the Borrower;
provided that, upon the occurrence of any Event of Default described in clause (f) of Section

771643024 22723957
6.01, the Commitments shall automatically terminate and the Advances and all such other amounts shall automatically become due and payable, without any further action by any Person.
In addition, upon the occurrence and during the continuation of an Event of Default (and with respect to the remedy provided in clause (w) below, upon the occurrence and during the continuation of an Event of Default described in clause (g) above), following written notice by the Administrative Agent (provided in its sole discretion or at the direction of the Majority
Lenders) to the Collateral Manager of the exercise of control rights with respect to the Collateral, the Administrative Agent may, in its sole discretion, and shall, at the request of the Majority
Lenders, exercise such rights, including: (v) the exercise of the Collateral Manager’s rights and obligations under the Facility Documents, including its unilateral power to (A) consent to modifications to Collateral Loans, (B) take any discretionary action with respect to Collateral
Loans and (C) direct the acquisition, sales and other dispositions of Collateral Loans; (w) subject to delivery of a Collateral Manager Termination Notice and the occurrence or declaration of a
Collateral Manager Termination Event, remove the Collateral Manager and transfer the
Collateral Manager’s rights and obligations under the Facility Documents to a Successor
Collateral Manager (provided that the Collateral Manager shall have the option to repurchase the entire Collateral portfolio so long as (1) the Collateral Manager provides notice to the
Administrative Agent of its intent to acquire and/or refinance the entire Collateral portfolio promptly following receipt of notice of the Administrative Agent’s intent to transfer management of the Collateral Manager’s rights and obligations under the Facility Documents to a Successor
Collateral Manager, (2) the Proceeds of such acquisition and/or refinancing are sufficient to extinguish all Obligations under the Facility Documents (other than unasserted contingent obligations) and (3) such acquisition and/or refinancing is completed by 4:00 p.m. on the tenth
(10th) Business Day following receipt of the Administrative Agent’s notice of intent to transfer management of the Collateral Manager’s rights and obligations under the Facility Documents to a Successor Collateral Manager); (x) if the Collateral Manager is not terminated or otherwise replaced, to require the Collateral Manager to obtain the consent of the Administrative Agent before agreeing to any modification of any Collateral Loan, taking any discretionary action with respect to any Collateral Loan or causing the Borrower to sell or otherwise dispose of any
Collateral Loan; (y) if the Collateral Manager is not terminated or otherwise replaced, to require the Collateral Manager to cause the Borrower to sell or otherwise dispose of any Collateral Loan as directed by the Administrative Agent pursuant to Section 7.03, and (z) with respect to any specific Collateral Loan, to require the Collateral Manager to take such discretionary action with respect to such Collateral Loan as directed by the Administrative Agent. In connection with any sale or proposed sale of the Collateral during the continuance of an Event of Default (whether pursuant to the Facility Documents or Applicable Law), the Borrower, the Parent or the
Collateral Manager (or any Affiliate or designee thereof) shall have the exclusive right to acquire and/or refinance all Collateral Loans (but not in part) so long as (1) the Borrower, the Parent or the Collateral Manager (or any Affiliate or designee thereof) provides notice to the
Administrative Agent of its intent to acquire and/or refinance the entire Collateral portfolio by
4:00 p.m. on the tenth (10th) Business Day following receipt of notice of the Administrative
Agent’s intent to liquidate the Collateral, (2) the Proceeds of such acquisition and/or refinancing are sufficient to extinguish all Obligations under the Facility Documents (other than unasserted contingent obligations) and (3) such acquisition and/or refinancing is completed within sixty (60)
days of the date of the Administrative Agent’s notice of intent to liquidate the Collateral.

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Section 6.02.
CollateralManagerTerminationEvents.
“CollateralManager
Termination Event”, wherever used herein, means any one of the following events (whatever the reason for such Collateral Manager Termination Event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any Law of any Governmental
Authority):
(a)
the Collateral Manager breaches in any material respect any covenant or agreement applicable to it under this Agreement or any other Facility Document to which it is a party (it being understood that failure to meet any Coverage Test, Concentration Limitation,
Collateral Quality Test or the Maximum Advance Rate Default Test is not a breach under this subclause (a)), and, if capable of being cured, is not cured within 30 days (provided that breaches of Sections 5.03(e) and 5.04 shall not have any cure period) of the earlier of (i) a Responsible
Officer of the Collateral Manager acquiring actual knowledge of such breach or (ii) its receiving written notice from any Agent of such breach;
(b)
the failure of any representation, warranty, or certification made or delivered by the Collateral Manager in or pursuant to this Agreement or any other Facility Document to be correct in any material respect when made and, if capable of being cured, is not cured within 30 days of the earlier of (i) a Responsible Officer of the Collateral Manager acquiring actual knowledge of such breach or (ii) its receiving written notice from any Agent of such failure;
(c)
(1) any material provision of a Facility Document shall (except in accordance with its terms) terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of the Collateral Manager or (2) the Collateral Manager shall, directly or indirectly, contest in any manner the effectiveness, validity, binding nature or enforceability of any Facility Document or any Lien purported to be created thereunder;
(d)
the rendering of one or more final judgments, decrees or orders by a court or arbitrator of competent jurisdiction for the payment of money in excess individually or in the aggregate of $20,000,000 against the Collateral Manager (net of amounts covered by insurance), and the Collateral Manager shall not have either (x) discharged or provided for the discharge of any such judgment, decree or order in accordance with its terms or (y) perfected a timely appeal of such judgment, decree or order and caused the execution of same to be stayed during the pendency of the appeal, in each case, within sixty (60) days from the date of entry thereof;
(e)  the failure of the Collateral Manager to make any payment when due (after giving effect to any related grace period set forth in the related agreements) under one or more agreements for borrowed money to which the Collateral Manager is a borrower thereunder in an aggregate amount in excess of $20,000,000, whether or not waived;
(f)
management;
Main Street shall fail to maintain at least $2,000,000,0000 of assets under
(g)
the occurrence of an Event of Default;
(h)
a Change of Control in respect of the Collateral Manager occurs;

771643024 22723957
(i)
an Insolvency Event relating to the Collateral Manager occurs;
(j)
on any Monthly Report Determination Date, the Collateral Default Ratio shall exceed 10.00%; or
(k)
(i) the occurrence of an act by the Collateral Manager that constitutes fraud or criminal activity in the performance of its obligations under the Facility Documents (as determined pursuant to a final adjudication by a court of competent jurisdiction) or the Collateral
Manager being indicted for a criminal offense materially related to its business of providing asset management services and such indictment remains undismissed for at least 90 days or (ii) any
Responsible Officer of the Collateral Manager primarily responsible for the performance by the
Collateral Manager of its obligations under the Facility Documents (in the performance of his or her investment management duties) is indicted for a criminal offense materially related to the business of the Collateral Manager providing asset management services and continues to have responsibility for the performance by the Collateral Manager hereunder for a period of ten (10)
days after such indictment.
Upon the occurrence of a Collateral Manager Termination Event actually known to a
Responsible Officer of the Administrative Agent, the Administrative Agent shall promptly notify the other Agent (and the Administrative Agent will notify the Lenders promptly) of such
Collateral Manager Termination Event in writing.
Upon the occurrence and during the
continuance of a Collateral Manager Termination Event, the Administrative Agent, by written notice to the Collateral Manager (with a copy to the Custodian, Document Custodian, the
Collateral Administrator and the Collateral Agent) (a “Collateral Manager Termination
Notice”), may terminate all of the rights and obligations of the Collateral Manager as Collateral
Manager under this Agreement in accordance with Section 11.08.
ARTICLE VII
PLEDGE OF COLLATERAL; RIGHTS OF THE COLLATERAL AGENT
Section 7.01.
Grant of Security.  (a) The Borrower hereby grants, pledges, transfers and collaterally assigns to the Collateral Agent, for the benefit of the Secured Parties, as collateral security for all Obligations, a continuing security interest in, and a Lien upon, all of the
Borrower’s right, title and interest in, to and under, the following property, in each case whether tangible or intangible, wheresoever located, and whether now owned by the Borrower or hereafter acquired and whether now existing or hereafter coming into existence (all of the property described in this Section 7.01(a) being collectively referred to herein as the
“Collateral”):
(i)  all Collateral Loans and Related Documents (including those listed, as of the Closing Date, in Schedule 3), both now and hereafter owned, including all
Collections and other Proceeds thereon or with respect thereto;
(ii)
each Covered Account and all Money and all investment property
(including all securities, all security entitlements with respect to such Covered Account

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and all financial assets carried in such Covered Account) from time to time on deposit in or credited to each Covered Account;
(iii)
all interest, dividends, stock dividends, stock splits, distributions and other
Money or property of any kind distributed in respect of the Collateral Loans of the
Borrower, which the Borrower is entitled to receive, including all Collections in respect of its Collateral Loans;
(iv) each Facility Document and all rights, remedies, powers, privileges and claims under or in respect thereto (whether arising pursuant to the terms thereof or otherwise available to the Borrower at law or equity), including the right to enforce each such Facility Document and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect thereto, to the same extent as the Borrower could but for the assignment and security interest granted to the
Collateral Agent under this Agreement;
(v)
all Cash or Money in possession of the Borrower or delivered to the
Collateral Agent (or its bailee);
(vi)
all securities, loans, investments, accounts, chattel paper, deposit accounts, financial assets, general intangibles, instruments, investment property, letter-of-credit rights and supporting obligations of the Borrower;
(vii)
all other property of any type or nature in which the Borrower has an interest (including the equity interests of each subsidiary of the Borrower) and all property of the Borrower which is delivered to the Collateral Agent (or the Custodian or
Document Custodian on its behalf) by or on behalf of the Borrower (whether or not constituting Collateral Loans or Eligible Investments);
(viii) all Liens, collateral, property, guaranties, supporting obligations, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of the assets, investments and properties described above; and
(ix)
all Proceeds of any and all of the foregoing.
(b)
All terms used in this Section 7.01 that are defined in the UCC but are not defined in Section 1.01 shall have the respective meanings assigned to such terms in the UCC.
(c)
The Borrower confirms that, upon the occurrence and during the continuance of an Event of Default and until the Collection Date, the Collateral Agent (at the written direction of the Administrative Agent a copy of which direction shall also be provided to the Borrower to the extent delivery thereof to the Borrower is not prohibited by Applicable Law) on behalf of the
Secured Parties shall have the sole right to enforce the Borrower’s rights and remedies under the
Purchase and Contribution Agreement and any UCC financing statements filed under or in connection therewith for the benefit of the Secured Parties.
Section 7.02.
Release of Security Interest.  Upon the Collection Date or pursuant to
Section 8.07, the Collateral Agent, on behalf of the Secured Parties, shall, at the expense of the

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Borrower, promptly execute, deliver and file or authorize for filing such instruments as the
Borrower shall prepare and reasonably request in order to reassign, release or terminate the
Secured Parties’ security interest in the Collateral. The Secured Parties acknowledge and agree that upon the sale or disposition of any Collateral by the Borrower in compliance with the terms and conditions of this Agreement, the security interest of the Secured Parties in such Collateral shall immediately terminate and the Borrower shall provide notice thereof to the Collateral
Agent and the Administrative Agent and the Collateral Agent, on behalf of the Secured Parties, shall, at the expense of the Borrower, execute, deliver and file or authorize for filing such instrument as the Borrower shall prepare and reasonably request to reflect or evidence such termination. Any and all actions under this Article VII in respect of the Collateral shall be without any recourse to, or representation or warranty by any Secured Party and shall be at the sole cost and expense of the Borrower.
Section 7.03.
Rights and Remedies. The Collateral Agent (for itself and on behalf of the other Secured Parties) shall have all of the rights and remedies of a secured party under the
UCC and other Applicable Law. Upon the occurrence and during the continuance of an Event of
Default, the Collateral Agent or its designees shall, at and in accordance with the written direction of the Administrative Agent or the Required Lenders acting through the Administrative
Agent, (i) instruct the Borrower to deliver any or all of the Collateral, the Related Documents and any other documents relating to the Collateral to the Collateral Agent or its designees and otherwise give all instructions for the Borrower regarding the Collateral; (ii) sell or otherwise dispose of the Collateral in a commercially reasonable manner, all without judicial process or proceedings; (iii) take control of the Proceeds of any such Collateral; (iv) subject to the provisions of the applicable Related Documents, exercise any consensual or voting rights in respect of the Collateral; (v) release, make extensions, discharges, exchanges or substitutions for, or surrender all or any part of the Collateral; (vi) enforce the Borrower’s rights and remedies with respect to the Collateral; (vii) institute and prosecute legal and equitable proceedings to enforce collection of, or realize upon, any of the Collateral; (viii) require that the Borrower immediately take all actions necessary to cause the liquidation of the Collateral in order to pay all amounts due and payable in respect of the Obligations, in accordance with the terms of the
Related Documents; (ix) redeem or withdraw or cause the Borrower to redeem or withdraw any asset of the Borrower to pay amounts due and payable in respect of the Obligations; (x) make copies of or, if necessary, remove from the Borrower’s, the Collateral Manager’s and their respective agents’ place of business all books, records and documents relating to the Collateral;
and (xi) endorse the name of the Borrower upon any items of payment relating to the Collateral or upon any proof of claim in bankruptcy against an account debtor. In the absence of written direction of the Administrative Agent or the Required Lenders (acting through the
Administrative Agent), the Collateral Agent shall not be required to take any action. In the absence of its gross negligence or willful misconduct, the Collateral Agent shall not be liable to the Administrative Agent, the Required Lenders or any other party for any action taken or omitted to be taken at the direction of the Administrative Agent or the Required Lenders (acting through the Administrative Agent) or any inactions in the absence thereof. To the extent permitted by applicable law, each of the Borrower and the Collateral Manager waive all claims, damages and demands it may have against the Collateral Agent and the Secured Parties arising out of the exercise by the Collateral Agent of any of their rights hereunder, except for any claims,

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damages and demands it may have against the Collateral Agent arising from the bath faith, willful misconduct or gross negligence of the Collateral Agent.
The Borrower hereby agrees that, upon the occurrence and during the continuance of an
Event of Default, at the request of either the Administrative Agent or the Required Lenders
(acting through the Administrative Agent), it shall execute all documents and agreements which are necessary or appropriate to have the Collateral to be assigned to the Collateral Agent or its designee. For purposes of taking the actions described in clauses (i) through (xi) of this Section
7.03 the Borrower hereby irrevocably appoints the Collateral Agent as its attorney-in-fact (which appointment being coupled with an interest and is irrevocable while any of the Obligations remain unpaid, with power of substitution), in the name of the Collateral Agent or in the name of the Borrower or otherwise, for the use and benefit of the Collateral Agent (for the benefit of the
Secured Parties), but at the cost and expense of the Borrower and, except as expressly required by Applicable Law, without notice to the Borrower. Such appointment shall in no way impose upon the Collateral Agent any obligation to take any such action unless specifically directed to do so by the Administrative Agent or the Required Lenders in accordance with this Agreement.
The Collateral Agent shall not be deemed to assume any obligations of the Borrower as a result of the foregoing power of attorney and shall have no obligation to the Borrower to exercise any such rights thereunder except as otherwise directed by the Administrative Agent or the Required
Lenders (acting through the Administrative Agent).
Notwithstanding anything in this Section 7.03 to the contrary, the Collateral Agent shall be under no duty or obligation to take any affirmative action to exercise or enforce any power, right or remedy available to it under this Agreement unless and to the extent expressly so directed by the Administrative Agent, the Required Lenders or the Majority Lenders, as
applicable; provided that the Collateral Agent shall not be required to take any action hereunder at the direction of the Administrative Agent or any Secured Party if such action would, in the reasonable determination of the Collateral Agent (x) be in violation of or contrary to Applicable
Law or any provisions of this Agreement or other Facility Document or (y) expose the Collateral
Agent to liability unless it has received reasonably satisfactory indemnity with respect thereto.
All sums paid or advanced by the Collateral Agent in connection with the foregoing and all out-of-pocket costs and expenses (including reasonable and documented attorneys’ fees and expenses) incurred in connection therewith, together with interest thereon at the Past Due Rate from the date of payment until repaid in full, shall be paid by the Borrower to the Collateral
Agent from time to time on demand in accordance with the Priority of Payments and shall constitute and become a part of the Obligations secured hereby.
Section 7.04.Remedies Cumulative~~Remedies Cumulative~~.
Each right, power, and
remedy of the Agents and the other Secured Parties, or any of them, as provided for in this
Agreement or in the other Facility Documents or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement or in the other Facility Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by either of the Agents or any other Secured Party of any one or more

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of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by such
Persons of any or all such other rights, powers, or remedies.
Section 7.05.
Related Documents~~Related Documents~~.  (a) Each of the Borrower and
the Collateral Manager hereby agrees that, to the extent not expressly prohibited by the terms of the Related Documents, after the occurrence and during the continuance of an Event of Default, it shall (i) upon the written request of the Administrative Agent, promptly forward to such
Person all material information and notices which it receives under or in connection with the
Related Documents relating to the Collateral, (ii) upon the written request of the Administrative
Agent, promptly forward to the Administrative Agent any reasonably requested information relating to the specified Collateral Loans and (iii) act and refrain from acting in respect of any request, act, decision or vote under or in connection with the Related Documents relating to the
Collateral only in accordance with the direction of the Administrative Agent.
(b)
The Borrower agrees that, to the extent the same shall be in the Borrower’s possession, it will hold all Related Documents relating to the Collateral in trust for the Collateral
Agent on behalf of the Secured Parties, and upon request of the Administrative Agent following the occurrence and during the continuance of an Event of Default or as otherwise provided herein, promptly deliver the same to the Collateral Agent or its designee (including the
Custodian). In addition, in accordance with Article XIII, promptly (and in any event, within five
(5) Business Days) following its acquisition of any Collateral Loan the Borrower shall deliver to the Collateral Agent, the Collateral Administrator and the Administrative Agent, to the extent applicable, electronic copies of the Related Documents.
Section 7.06.
Borrower Remains Liable. (a) Notwithstanding anything herein to the contrary, (i) the Borrower shall remain liable under the contracts and agreements included in and relating to the Collateral (including the Related Documents) to the extent set forth therein, and shall perform all of its duties and obligations under such contracts and agreements to the same extent as if this Agreement had not been executed, and (ii) the exercise by any Secured Party of any of its rights hereunder shall not release the Borrower from any of its duties or obligations under any such contracts or agreements included in the Collateral.
(b)
No obligation or liability of the Borrower is intended to be assumed by the
Administrative Agent or any other Secured Party under or as a result of this Agreement or the other Facility Documents, or the transactions contemplated hereby or thereby, including under any Related Document or any other agreement or document that relates to Collateral and, to the maximum extent permitted under provisions of Law, the Administrative Agent and the other
Secured Parties expressly disclaim any such assumption.
Section 7.07.
Protection of Collateral. The Borrower shall from time to time execute and deliver all such supplements and amendments hereto and file or authorize the filing of all such UCC-1 financing statements and continuation statements and the equivalent thereof in any applicable foreign jurisdiction, if applicable, instruments of further assurance and other instruments, and shall take such other action as may be necessary or advisable or desirable to secure the rights and remedies of the Secured Parties hereunder and to:

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(i)
grant security more effectively on all or any portion of the Collateral;
(ii)
maintain, preserve and perfect any grant of security made or to be made by this Agreement including the first priority nature of the Lien granted hereunder or to carry out more effectively the purposes hereof;
(iii)
perfect, publish notice of or protect the validity of any grant made or to be made by this Agreement (including any and all actions necessary or desirable as a result of changes in Law);
(iv)
the Collateral;
enforce any of the Collateral or other instruments or property included in
(v)
preserve and defend title to the Collateral and the rights therein of the
Collateral Agent and the Secured Parties in the Collateral against the claims of all third parties; and
(vi)
pay or cause to be paid any and all Taxes levied or assessed upon all or any part of the Collateral.
The Borrower hereby designates the Collateral Agent as its agent and attorney in fact to prepare and file any UCC-1 financing statement and continuation statement and the equivalent thereof in any applicable foreign jurisdiction, if applicable, and all other instruments, and take all other actions, required pursuant to this Section 7.07. Such designation shall not impose upon the
Collateral Agent or the Administrative Agent or any other Secured Party, or release or diminish, the Borrower’s obligations under this Section 7.07 or Section 5.01(c). The Borrower further authorizes the Administrative Agent to file, without the Borrower’s signature, UCC-1 financing statements or the equivalent thereof in any foreign jurisdiction, if applicable, that name the
Borrower as debtor and the Collateral Agent as secured party and that describes “all assets in which the debtor now or hereafter has rights” as the Collateral in which the Collateral Agent has a grant of security hereunder and any amendments or continuation statements that may be necessary or desirable.
ARTICLE VIII
ACCOUNTS, ACCOUNTINGS AND RELEASES
Section 8.01.
Collection of Money. Except as otherwise expressly provided herein, the
Collateral Agent shall, at the direction of the Administrative Agent, demand payment or delivery of, and shall collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all Money and other property payable to or receivable by the Collateral Agent pursuant to this Agreement, including all payments due on the Collateral, in accordance with the terms and conditions of such Collateral. The Collateral Agent shall segregate and hold all such
Money and property received by it in trust for the Secured Parties and shall apply it as provided in this Agreement. Each Covered Account shall be established and maintained under the
Account Control Agreement with a Qualified Institution. Any Covered Account may contain

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any number of component accounts for the convenience of the Collateral Agent or as required by the Collateral Manager for convenience in administering the Covered Account or the Collateral.
Section 8.02.
Collection Account~~Collection Account~~.
(a) In accordance with this
Agreement and the Account Control Agreement, the Borrower shall, on or prior to the Closing
Date, establish at the Custodian the “Collection Account” which shall be maintained with the
Custodian in accordance with the Account Control Agreement, which shall be subject to the Lien of the Collateral Agent and which shall consist of two segregated accounts, one of which will be designated the “Interest Collection Account” and one of which will be designated the “Principal
Collection Account”. The Collateral Agent shall from time to time deposit into the Interest
Collection Account or the Principal Collection Account, in addition to the deposits required pursuant to Section 8.05(a), immediately upon receipt thereof all Interest Proceeds received by the Collateral Agent. The Collateral Agent shall deposit immediately upon receipt thereof all other amounts remitted to the Collection Account into the Principal Collection Account including, in addition to the deposits required pursuant to Section 8.05(a), all Principal Proceeds
(unless simultaneously reinvested in additional Collateral Loans in accordance with Article X or in Eligible Investments or required to be deposited in the Revolving Reserve Account pursuant to Section 8.04) received by the Collateral Agent. If all Interest Proceeds and Principal Proceeds
are held by the Collateral Agent in one of the segregated Collection Accounts, then the Collateral
Agent may record the Principal Proceeds and Interest Proceeds in the Collateral Agent’s cash flow report provided to the Collateral Manager pursuant to Section 8.05 as though such Principal
Proceeds and Interest Proceeds were segregated. All Monies deposited from time to time in the
Collection Account pursuant to this Agreement shall be held by the Collateral Agent as part of the Collateral and shall be applied to the purposes herein provided. Subject to Section 8.02(c), amounts in the Collection Account shall be reinvested pursuant to Section 8.05(a).
(b)
At any time when reinvestment is permitted pursuant to Article X, the Collateral
Manager on behalf of the Borrower (subject to compliance with Article X) may, by delivery of a certificate or an email (of a .pdf or other similar file) instruction of a Responsible Officer of the
Collateral Manager or a Trade Ticket, direct the Collateral Agent (with a copy to the Collateral
Administrator) to, and upon receipt of such certificate, email or Trade Ticket, as applicable
(which such certificate, Trade Ticket or email shall be deemed to be a certification of the
Collateral Manager that the applicable reinvestment is authorized and permitted by the Facility
Documents and all conditions precedent to such reinvestment have been satisfied), the Collateral
Agent shall, withdraw funds on deposit in the Principal Collection Account representing
Principal Proceeds (together with accrued interest received with regard to any Collateral Loan and Interest Proceeds but only to the extent used to pay for accrued interest on an additional
Collateral Loan) and reinvest such funds in additional Collateral Loans in accordance with such certificate, email or Trade Ticket. At any time as of which sufficient funds are not on deposit in the Revolving Reserve Account, the Collateral Manager on behalf of the Borrower may, by delivery of a certificate of a Responsible Officer of the Collateral Manager, direct the Collateral
Agent (with a copy to the Collateral Administrator) to, and upon receipt of such certificate the
Collateral Agent shall, withdraw funds on deposit in the Principal Collection Account representing Principal Proceeds and remit such funds as so directed by the Collateral Manager to meet the Borrower’s funding obligations in respect of Delayed Drawdown Collateral Loans or
Revolving Collateral Loans. In addition, in connection with any prepayment of Advances under
Section 2.05(a), the Collateral Manager on behalf of the Borrower may, by delivery of a

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certificate of a Responsible Officer of the Collateral Manager to the Collateral Agent and the
Collateral Administrator, direct the Collateral Agent to, and upon receipt of such certificate the
Collateral Agent shall, withdraw funds on deposit in the Principal Collection Account representing Principal Proceeds and remit such funds as so directed by the Collateral Manager to the Lenders in connection with such prepayment.
(c)
The Collateral Agent shall transfer to the Payment Account, from the Collection
Account for application pursuant to Section 9.01(a), on the Business Day prior to each Payment
Date, the amount set forth to be so transferred in the Monthly Report for such Payment Date.
Section 8.03.
Transaction Accounts~~Transaction Accounts~~. (a) Payment Account. In
accordance with this Agreement and the Account Control Agreement, the Borrower shall, on or prior to the Closing Date, establish at the Custodian a single, segregated non-interest bearing trust account in the name “MSCC Funding I, LLC Payment Account, subject to the lien of the
Collateral Agent”, which shall be designated as the “Payment Account”, which shall be maintained by the Borrower with the Custodian in accordance with the Account Control
Agreement and which shall be subject to the Lien of the Collateral Agent. Except as provided in
Section 9.01, the only permitted withdrawal from or application of funds on deposit in, or otherwise to the credit of, the Payment Account shall be to pay amounts due and payable under the Priority of Payments on the Payment Dates in accordance with their terms and the provisions of this Agreement. The Borrower shall not have any legal, equitable or beneficial interest in the
Payment Account other than in accordance with this Agreement and the Priority of Payments.
(b)
Custodial Account. In accordance with this Agreement and the Account Control
Agreement, the Borrower shall, on or prior to the Closing Date, establish at the Custodian a single, segregated non-interest bearing trust account in the name “MSCC Funding I, LLC
Custodial Account, subject to the lien of the Collateral Agent”, which shall be designated as the
“Custodial Account”, which shall be maintained by the Borrower with the Custodian in accordance with the Account Control Agreement and which shall be subject to the Lien of the
Collateral Agent. All Collateral Loans shall be credited to the Custodial Account.
Section 8.04.
The Revolving Reserve Account; Fundings.In accordance with this
Agreement and the Account Control Agreement, the Borrower shall, on or prior to the Closing
Date, establish at the Custodian a single, segregated non-interest bearing trust account in the name “MSCC Funding I, LLC Revolving Reserve Account, subject to the lien of the Collateral
Agent”, which shall be designated as the “Revolving Reserve Account”, which shall be maintained by the Borrower with the Custodian in accordance with the Account Control
Agreement and which shall be subject to the Lien of the Collateral Agent. The only permitted deposits to or withdrawals from the Revolving Reserve Account shall be in accordance with the provisions of this Agreement. The Borrower shall not have any legal, equitable or beneficial interest in the Revolving Reserve Account other than in accordance with this Agreement and the
Priority of Payments.
On the Commitment Termination Date and at all times thereafter, the Borrower shall maintain an amount (the “Revolving Reserve Required Amount”) in the Revolving Reserve
Account at least equal to the sum of (x) the Revolving Exposure, plus (y) the aggregate amount of funds needed to settle purchases of Collateral Loans which the Borrower committed, prior to

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the end of the Reinvestment Period, to acquire after the Commitment Termination Date. Prior to or immediately after the occurrence of the Commitment Termination Date (other than a
Commitment Termination Date following the occurrence of an Insolvency Event with respect to the Borrower, the Parent or the Collateral Manager), the Borrower shall be deemed to have requested a final Borrowing in an amount sufficient to fund the Revolving Reserve Required
Amount.
During the Reinvestment Period, fundings of Delayed Drawdown Collateral Loans and
Revolving Collateral Loans shall be made using, first, amounts on deposit in the Revolving
Reserve Account, then available Principal Proceeds on deposit in the Collection Account and finally, available Borrowings. After the Commitment Termination Date, fundings of Delayed
Drawdown Collateral Loans and Revolving Collateral Loans shall be made using, first, amounts on deposit in the Revolving Reserve Account, then available Principal Proceeds on deposit in the
Collection Account. In addition, after the Commitment Termination Date, all Principal Proceeds
received with respect to Revolving Collateral Loans shall be deposited into the Revolving
Reserve Account to the extent such proceeds may be reborrowed by the related Obligors.
Amounts on deposit in the Revolving Reserve Account will be invested in overnight funds that are Eligible Investments selected by the Collateral Manager pursuant to Section 8.05 and earnings from all such investments will be deposited in the Interest Collection Account as
Interest Proceeds. Funds in the Revolving Reserve Account (other than earnings from Eligible
Investments therein) will be available solely to cover drawdowns on the Delayed Drawdown
Collateral Loans and Revolving Collateral Loans and settle purchases of Collateral Loans committed to be acquired by the Borrower prior to the end of the Reinvestment Period; provided that, to the extent that the aggregate amount of funds on deposit therein at any time exceeds the
Revolving Reserve Required Amount, the Borrower shall direct the Collateral Agent to and the
Collateral Agent, at the direction of the Borrower (or the Collateral Manager on its behalf), shall remit such excess to the Principal Collection Account. In addition, following the occurrence of an Event of Default, funds in the Revolving Reserve Account may be withdrawn by the
Collateral Agent and deposited into the Principal Collection Account pursuant to and at the direction of the Administrative Agent.
Section 8.05.
Reinvestment of Funds in Covered Accounts; Reports by Collateral
Agent. (a) By delivery of a certificate of a Responsible Officer (which may be in the form of standing instructions), the Borrower (or the Collateral Manager on behalf of the Borrower) shall at all times direct the Collateral Agent to, and, upon receipt of such certificate, the Collateral
Agent shall, in accordance with such direction, invest all funds on deposit in the Collection
Account (including the Principal Collection Account and the Interest Collection Account) and
the Revolving Reserve Account as so directed in Eligible Investments having stated maturities no later than the Business Day preceding the next Payment Date (or such shorter maturities expressly provided herein). If, prior to the occurrence of an Event of Default, the Collateral
Manager shall not have given any such investment directions, the Collateral Agent shall invest and reinvest such funds as fully as practicable in the Specified Eligible Investment (or if none has been selected, such funds shall remain uninvested). After the occurrence and during the continuation of an Event of Default, the Collateral Agent (as directed by the Administrative
Agent) shall invest and reinvest such Monies as fully as practicable in Specified Eligible
Investments selected by the Administrative Agent in accordance with the definition of Specified

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Eligible Investment (and if no Specified Eligible Investment has been specified, such funds shall be invested in the Specified Eligible Investment selected by the Collateral Manager or held uninvested if none has been selected). Except to the extent expressly provided otherwise herein, all interest, gain, loss and other income from such investments shall be deposited, credited or charged (as applicable) in and to the Interest Collection Account. Absent its timely receipt of such instruction from the Collateral Manager in accordance with the foregoing, the Collateral
Agent shall not be under an obligation to invest (or pay interest on) funds held hereunder. The
Collateral Agent shall in no way be liable for any insufficiency in a Covered Account resulting from any loss relating to any such investment.
(b)
The Collateral Agent agrees to give the Borrower prompt notice if any Covered
Account or any funds on deposit in any Covered Account, or otherwise to the credit of a Covered
Account, shall become subject to any writ, order, judgment, warrant of attachment, execution or similar process. All Covered Accounts shall remain at all times with the Collateral Agent.
(c)
The Collateral Administrator shall supply, in a timely fashion, to the Borrower and the Collateral Manager any information regularly maintained by the Collateral Administrator that the Borrower or the Collateral Manager may from time to time reasonably request with respect to the Collateral, the Covered Accounts and the other Collateral and provide any other requested information reasonably available to the Collateral Administrator and required to be provided by Section 8.06 or to permit the Collateral Manager to perform its obligations hereunder or the Borrower’s obligations hereunder that have been delegated to the Collateral
Manager. The Collateral Administrator shall promptly forward to the Collateral Manager copies of notices and other writings received by it from the Obligor of any Collateral Loan or from any
Clearing Agency with respect to any Collateral Loan which notices or writings advise the holders of such Collateral Loan of any rights that the holders might have with respect thereto (including requests to vote with respect to amendments or waivers and notices of prepayments and redemptions) as well as all periodic financial reports received from such Obligor and Clearing
Agency with respect to such Obligor.
Section 8.06.
Accountings~~Accountings~~.  (a) Monthly.  Not later than (i) January 20,
2023 and (ii) two Business Days prior to the 25th day of each calendar month, beginning with
February 2023 (such date, the “Monthly Reporting Date”), the Collateral Manager shall compile and provide to the Agents and the Lenders, a monthly report (each, a “Monthly Report”) in accordance with this Section 8.06.  The Collateral Manager shall compile and provide to the
Collateral Administrator and the Administrative Agent a loan data file (the “Data File”) for the previous monthly period ending on the Monthly Report Determination Date (containing such information agreed upon by the Collateral Manager, the Collateral Administrator and the
Administrative Agent). The Collateral Manager shall provide (or cause to be provided) the Data
File to the Collateral Administrator and the Administrative Agent at least (x) four (4) Business
Days prior to the January 2023 Monthly Reporting Date and (y) five (5) Business Days prior to any subsequent Monthly Reporting Date. The Collateral Administrator shall use commercially reasonable efforts to review and, based solely on the Data File provided by the Collateral
Manager, confirm the calculations in clauses (i) through (xii) below made by the Collateral
Manager in any such Monthly Report for such calendar month, within three (3) Business Days of the receipt thereof and shall review and verify the Monthly Report to ensure that it is complete on its face and, based solely on the information provided on the related Data File, that the

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following items in such Monthly Report have been accurately calculated, if applicable, and reported: (i) Aggregate Collateral Balance, (ii) Borrowing Base, (iii) Excess Concentration
Amount, (iv) Maximum Available Amount, (v) Net Aggregate Exposure Amount, (vi) each
Collateral Quality Test, (vii) each Coverage Test, (viii) the Maximum Advance Rate Default
Test, (ix) Collateral Default Ratio, (x) completion of Priority of Payments pursuant to Section
9.01(a), (xi) Interest Collection Account, Principal Collection Account and Revolving Reserve
Account balances, and (xii) other information as may be mutually agreed upon by the Collateral
Administrator, the Collateral Manager and the Administrative Agent. Upon receipt of such confirmation (or report showing discrepancies) by the Collateral Manager and the Administrative
Agent from the Collateral Administrator, and in any event by no later than the Monthly
Reporting Date, the Collateral Manager shall compile and provide (or cause to be compiled and provided) to the Agents and the Lenders the Monthly Report. As used herein, the “Monthly
Report Determination Date” will be the last day of the most recently completed Collection
Period. The Monthly Report for a calendar month shall contain the information with respect to the Collateral Loans and Eligible Investments included in the Collateral set forth in Schedule 2, and shall be determined as of the Monthly Report Determination Date for such calendar month.
In addition, the Borrower shall provide (or cause to be provided) in each Monthly Report a statement setting forth in reasonable detail each amendment, modification or waiver under any
Related Document for each Collateral Loan that constitutes a Material Modification that became effective since the immediately preceding Monthly Report (or, in respect of the first Monthly
Report, from the Closing Date).
(b)
Failure to Provide Accounting. If the Collateral Agent shall not have received any accounting provided for in this Section 8.06 on the first Business Day after the date on which such accounting is due to the Collateral Agent, the Collateral Agent shall notify the Collateral
Manager who shall use all reasonable efforts to obtain such accounting by the applicable
Monthly Reporting Date.
Section 8.07. Release of Collateral. (a) The Lien created by this Agreement shall be automatically released with respect to any sale of any item of Collateral in accordance with
Section 10.01. Upon receipt of a certificate of a Responsible Officer of the Collateral Manager
(on behalf of the Borrower) or a Trade Ticket, the Collateral Agent (or Custodian or Document
Custodian, as applicable) shall deliver any such item, if in physical form, duly endorsed to the broker or purchaser designated by in such certificate or, if such item is a Clearing Corporation
Security, cause an appropriate transfer thereof to be made, in each case against receipt of the sales price therefor as specified by the Collateral Manager in such certificate; provided that the
Collateral Agent may deliver any such item in physical form for examination in accordance with street delivery custom. The Collateral Agent (or the Document Custodian or the Custodian, as
applicable) shall, at the sole expense of the Borrower and at the direction of the Administrative
Agent, execute such documents and instruments of release as may be prepared by the Collateral
Manager on behalf of the Borrower and take other such actions as shall reasonably be requested by the Collateral Manager to evidence or effect such release of the Lien created pursuant to this
Agreement.
(b)
Subject to the terms of this Agreement, the Collateral Agent, Document
Custodian or Custodian, as applicable, shall, upon the receipt of a certificate of a Responsible

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Officer of the Collateral Manager, deliver any Collateral as instructed in such certificate, and execute such documents or instruments as are presented by the Borrower or the Collateral
Manager and are reasonably necessary to release or cause to be released such loan from the Lien of this Agreement, which is set for any mandatory call or redemption or payment in full to the appropriate paying agent on or before the date set for such call, redemption or payment, in each case against receipt of the call or redemption price or payment in full thereof.
(c)  As provided in Section 8.02(a), the Collateral Manager or the Collateral Agent
shall deposit any proceeds received by it from the disposition of any Collateral in the Interest
Collection Account or the Principal Collection Account, as applicable and as instructed by the
Collateral Manager, unless simultaneously applied to the purchase of additional Collateral Loans or Eligible Investments as permitted under and in accordance with the requirements of this
Article VIII and Article X.
(d)
The Collateral Agent shall, upon receipt of a certificate of a Responsible Officer of the Borrower (or the Collateral Manager on its behalf), certifying that there are no
Commitments outstanding and all Obligations of the Borrower hereunder and under the other
Facility Documents have been satisfied, release any remaining Collateral from the Lien of this
Agreement.
(e)
Any Collateral Loan or amounts that are released pursuant to Section 8.07(a) or
(b) shall automatically be released from the Lien of this Agreement.
Section 8.08.
Reports by Independent Accountants.  The Borrower or the Collateral
Manager will cause a firm of nationally recognized independent public accountants reasonably acceptable to the Administrative Agent (who may also render other services to the Collateral
Manager) (together with its successors, the “Independent Accountants”) to furnish to the
Administrative Agent and each Lender (a) by the six-month anniversary of the Closing Date (the
“Initial AUP Date”) and (b) annually thereafter, by each anniversary of the Initial AUP Date, in each case, a report relating to such calendar year to the effect that (i) such firm has applied certain agreed-upon procedures, and (ii) based on such examination, such firm is of the opinion that the Monthly Reports for such year (or, such period of time since the Closing Date, as applicable) were prepared in compliance with this Agreement, except for such exceptions as it believes to be immaterial and such other exceptions as shall be set forth in such firm’s report
(including with respect to any such exceptions, an explanation of how each such exception arose and reflecting the input/explanation of the Collateral Manager thereto). The fees of such
Independent Accountants and any successor shall be payable by the Borrower.
Section 8.09.
Covered Account Details.
The account number of each Covered
Account is set forth on Schedule 6.
ARTICLE IX
APPLICATION OF MONIES
Section 9.01.
Disbursements of Monies from Payment Account~~.~~ .

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(a)
Notwithstanding any other provision in this Agreement, but subject to the other subsections of this Section 9.01, on each Payment Date, the Collateral Agent shall disburse amounts transferred from the Collection Account to the Payment Account pursuant to Section
8.02 in accordance with the Monthly Report and the following priorities (the “Priority of
Payments”):
(i)
On each Payment Date prior to the occurrence and continuance of an
Event of Default, Interest Proceeds on deposit in the Interest Collection Account, to the extent received on or before the related Determination Date (or, if such Determination
Date is not a Business Day, the next succeeding Business Day) will be transferred into the Payment Account, to be applied in the following order of priority:
(A)
Borrower;
to pay registration, registered office and filing fees, if any, of the
(B)
(1) first, to pay all out-of-pocket costs and expenses of the
Collateral Agent incurred in connection with any sale of Collateral or exercise of other remedial rights pursuant to Section 7.03; (2) second, to pay Administrative
Expenses (in the order of priority set forth in the definition thereof); provided that the amounts payable in this clause (2) shall not exceed the Administrative
Expense Cap; and (3) third, to pay the Collateral Agent all amounts owed pursuant to Erroneous Payment Subrogation Rights without regard to the
Administrative Expense Cap;
(C)
to the Administrative Agent to pay all fees and expenses of the
Administrative Agent under the Facility Documents and all amounts owed pursuant to Erroneous Payment Subrogation Rights;
(D)
(1) first, to the Collateral Manager to pay the Senior Collateral
Management Fee, plus any Senior Collateral Management Fee that remains due and unpaid in respect of any prior Payment Dates as a result of insufficient funds and (2) second, to pay Collateral Manager Expenses, provided that the amounts in this clause (2) shall not exceed the Collateral Manager Expense Cap;
(E)  to each Lender (including the Swingline Lender), pro rata, based on amounts owed, to pay accrued and unpaid Interest on the Advances and
Commitment Fees due to each such Lender and amounts payable to each such
Lender under Section 2.10;
(F)
(i) if any of the Coverage Tests are not satisfied as of the related
Determination Date, to pay the principal of the Advances of each Lender (pro rata, based on each Lender’s Percentage) until the Coverage Tests are satisfied
(on a pro forma basis as at such Determination Date) and (ii) if each of the
Coverage Tests are satisfied as of the related Determination Date, to make any required Permitted RIC Distributions that are solely based on the income of the
Borrower;

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(G)
(i) during the Reinvestment Period, at the discretion of the
Collateral Manager, for deposit into the Revolving Reserve Account until the amount on deposit therein equals the Revolving Reserve Required Amount (as if such amount was in effect prior to the end of the Reinvestment Period) and (ii)
after the Reinvestment Period, for deposit into the Revolving Reserve Account until the amount on deposit therein equals the Revolving Reserve Required
Amount;
(H)
to pay, on a pro rata basis, accrued and unpaid amounts owing to
Affected Persons (if any) under Sections 2.09 and 16.04, all other fees, expenses or indemnities owed to the Secured Parties or Indemnified Parties;
(I)
(1) first, to the payment or application of amounts referred to in clause (B) above (in the same order of priority specified therein), to the extent not paid in full pursuant to applications under such clause, (2) second, to the payment or application of amounts referred to in clause (C) above to the extent not paid in full pursuant to such clause, and (3) third, to the payment or application of amounts referred to in clause (D)(2) above to the extent not paid in full pursuant to such clause;
(J)
to  the  Collateral  Manager  to  pay the  accrued  and unpaid
Subordinated Collateral Management Fee that remains due and payable, and any
Subordinated Collateral Management Fee that remains due and unpaid in respect of any prior Payment Dates; and
(K)
any remaining amounts shall, at the discretion of the Borrower, (i)
be released to the Borrower or its designee, (ii) remain in the Interest Collection
Account or (iii) be transferred to the Principal Collection Account.
(ii)
On each Payment Date prior to the occurrence and continuance of an
Event of Default, except for any Principal Proceeds that will be used to settle binding commitments entered into prior to the related Determination Date for the purchase of
Collateral Loans, Principal Proceeds on deposit in the Principal Collection Account that are received on or before the related Determination Date (or, if such Determination Date is not a Business Day, the next succeeding Business Day) will be transferred to the
Payment Account to be applied in the following order of priority:
(A)
to the payment of unpaid amounts under clauses (A) through (F) in clause (i) above (in the same order of priority specified therein), to the extent not paid in full thereunder;
(B)
at the discretion of the Collateral Manager, all remaining amounts shall be allocated to any one or more of the following payments: (1) during the
Reinvestment Period, to the Principal Collection Account for the purchase of additional Collateral Loans (including funding Revolving Collateral Loans and
Delayed Drawdown Collateral Loans), (2) during the Reinvestment Period, to prepay the Advances, (3) for deposit into the Revolving Reserve Account until the

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amount on deposit therein equals the Revolving Reserve Required Amount, and/
or (4) during the Reinvestment Period, if each Collateral Quality Test and
Coverage Test is satisfied and no Event of Default or Default has occurred (and has not been waived), to the Borrower or its designee;
(C)
after the Reinvestment Period, to pay the Advances of each Lender
(including the Swingline Lender) (pro rata, based on each Lender’s Percentage)
until the Advances are paid in full;
(D)
to the payment of amounts referred to in clauses (H), (I) and (J) of clause (i) above (in the same order of priority specified therein), to the extent not paid in full thereunder; provided, that if the amount on deposit in the Revolving
Reserve Account equals or exceeds the amount of the outstanding Advances, the
Borrower (or the Collateral Manager on its behalf) may elect to withdraw such amounts from the Revolving Reserve Account and repay the Advances in full;
and
(E)  any remaining amounts shall, at the discretion of the Borrower, (i)
be released to the Borrower or its designee or (ii) remain in the Principal
Collection Account.
(iii)
On each Payment Date following the occurrence and continuance of an
Event of Default, all Interest Proceeds in the Interest Collection Account and all Principal
Proceeds in the Principal Collection Account, except for any Principal Proceeds that will be used to settle binding commitments entered into prior to the related Determination
Date for the purchase of Collateral Loans, in each case, to the extent received on or before the related Determination Date (or, if such Determination Date is not a Business
Day, the next succeeding Business Day) will be transferred to the Payment Account to be applied in the following order of priority:
(A)
Borrower;
to pay registration, registered office and filing fees, if any, of the
(B)
(1) first, to pay all out-of-pocket costs and expenses of the
Collateral Agent incurred in connection with any sale of Collateral or exercise of other remedial rights pursuant to Section 7.03 (including the appointment of a
Successor Collateral Manager) and all amounts owed pursuant to Erroneous
Payment Subrogation Rights; (2) second, to pay Administrative Expenses as provided in Section 9.01(a)(i)(B) and without regard to the Administrative
Expense Cap and (3) third, to the Administrative Agent to pay all fees and expenses of the Administrative Agent under the Facility Documents and all amounts owed pursuant to Erroneous Payment Subrogation Rights;
(C)
(1) first, to the Collateral Manager to pay the Senior Collateral
Management Fee, plus any Senior Collateral Management Fee that remains due and unpaid in respect of any prior Payment Dates as a result of insufficient funds and (2) second, to pay Collateral Manager Expenses in accordance with the

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priorities specified in the definition thereof, provided that the amounts in this clause (2) shall not exceed the Collateral Manager Expense Cap;
(D)  to each Lender (including the Swingline Lender), pro rata, based on amounts owed, to pay accrued and unpaid Interest on the Advances and
Commitment Fees due to each such Lender and amounts payable to each such
Lender under Section 2.10;
(E)  to pay the principal of the Advances, first, of the Swingline
Lender, and second, of each other Lender (pro rata, based on each Lender’s
Percentage) until paid in full;
(F)
to pay, on a pro rata basis, accrued and unpaid amounts owing to
Affected Persons (if any) under Sections 2.09 and 16.04, all other fees, expenses or indemnities owed to the Secured Parties or Indemnified Parties;
(G)  (1) first, to the Collateral Manager to pay the accrued and unpaid
Subordinated Collateral Management Fees that remain due and unpaid and any
Subordinated Collateral Management Fees that remain due and unpaid in respect of any prior Payment Dates and (2) second, to the payment of amounts referred to in clause (C)(2) above to the extent not paid in full pursuant to such clause; and
(H)
designee.
any remaining amount shall be released to the Borrower or its
(b)
If on any Payment Date the amount available in the Payment Account is insufficient to make the full amount of the disbursements required by the Monthly Report, the
Collateral Agent shall make the disbursements called for in the order and according to the priority set forth under Section 9.01(a) to the extent funds are available therefor.
(c)
The Collateral Manager may, in its sole discretion, elect to irrevocably waive payment of any or all of any Collateral Management Fees otherwise due on any Payment Date by notice to the Borrower and the Collateral Agent (with a copy to the Collateral Administrator) no later than one (1) Business Day prior to such Payment Date. Any such Collateral Management
Fee, once waived, shall not thereafter become due and payable and any claim of the Collateral
Manager therein shall be extinguished.
ARTICLE X
SALE OF COLLATERAL LOANS; PURCHASE OF
ADDITIONAL COLLATERAL LOANS
Section 10.01.Sales of Collateral Loans. (a) Discretionary Sales of Collateral Loans.
Subject to the satisfaction of the conditions specified in Section 10.04, the Collateral Manager on behalf of the Borrower may, but will not be required to, direct the Collateral Agent to sell (and the Collateral Agent shall sell in the manner directed by the Collateral Manager) any Collateral
Loan if such sale meets the requirements set forth below (as shown in the Borrowing Base
Calculation Statement delivered with respect thereto in accordance with Section 5.03(e)(iii)) and

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after giving effect to such sale and all other sales or purchases previously or simultaneously committed to:
(i)  no Default or Event of Default is continuing or would result upon giving effect thereto (unless, if a Default exists at the time of sale (but no Event of Default exists), such Default will be cured upon giving effect to such sale and all other sales or purchases previously or simultaneously committed to and the application of the proceeds thereof);
(ii)
upon giving effect thereto and the application of the proceeds thereof, the
Maximum Advance Rate Test is satisfied;
(iii)
upon giving effect thereto and the application of the proceeds thereof (or, with respect to the Interest Coverage Ratio Test, as of the most recent Monthly Reporting
Date), the Interest Coverage Ratio Test is satisfied and each Collateral Quality Test is satisfied or, if such Collateral Quality Test is not satisfied, either the compliance with any such test is maintained or improved or the Administrative Agent has consented to such sale in its sole discretion;
(iv)
such sale is made for Cash and such proceeds are deposited into the
Collection Account; and
(v)
in the reasonable judgment of the Collateral Manager, there is no material adverse selection of such Collateral Loans (as evidenced by a pro forma compliance, maintenance or improvement of the Borrowing Base); provided that the restriction in this clause (v) shall not apply to sales of Defaulted Collateral Loans or Ineligible Collateral
Loans.
Notwithstanding anything above that would otherwise prohibit the sale of a Collateral
Loan after the occurrence or during the continuance of a Default or an Event of Default, if the
Borrower entered into an agreement to sell any such Collateral Loan prior to the occurrence of such Default or an Event of Default, but such sale did not settle prior to the occurrence of such
Default or an Event of Default, then the Borrower shall be permitted to consummate such sale notwithstanding the occurrence of such Default or an Event of Default, provided that such sale was not entered into in contemplation of the occurrence of such Default or Event of Default and such settlement occurs within the customary settlement period for similar trades.
(b)
Sales of Equity Securities. The Borrower may sell any Equity Security at any time without restriction, and shall use its commercially reasonable efforts to effect the sale of any
Equity Security, regardless of price within forty-five days of receipt if such Equity Security constitutes Margin Stock, unless such sale is prohibited by Applicable Law or contract, in which case such Equity Security should be sold as soon as such sale is permitted by Applicable Law or contract.
(c)
Repurchase or Substitution of Ineligible Collateral Loans.
Notwithstanding
Section 10.01(a), if on any day a Collateral Loan is required to be repurchased (or a replacement
Collateral Loan is to be substituted for such ineligible Collateral Loan pursuant to Section 6.1 of the Purchase and Contribution Agreement), the Borrower shall either make a deposit of the funds

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received by the Borrower from the Parent pursuant to the Purchase and Contribution Agreement or accept the replacement Collateral Loan from the Parent in substitution for such ineligible
Collateral Loan in accordance with Section 10.03. Upon confirmation of the deposit of the amount described above into the Collection Account or the delivery to the Borrower of the replacement Collateral Loan, such ineligible Collateral Loan shall be removed from the
Collateral and the Collateral Agent, for the benefit of the Secured Parties, shall automatically and without further action be deemed to release to the Borrower, without recourse, representation or warranty, all the right, title and interest and any Lien of the Collateral Agent, for the benefit of the Secured Parties in, to and under such ineligible Collateral Loan.
Section 10.02. Purchase of Additional Collateral Loans. On any date during the
Reinvestment Period, if no Event of Default has occurred and is continuing, the Collateral
Manager on behalf of the Borrower may, if each of the conditions specified in this Section 10.02 and Section 10.04 are met, invest Principal Proceeds (and accrued interest received with respect to any Collateral Loan to the extent used to pay for accrued interest on additional Collateral
Loans) in additional Collateral Loans, provided, that no Collateral Loan may be purchased unless each of the following conditions are satisfied as of the date the Collateral Manager commits on behalf of the Borrower to make such purchase and after giving effect to such purchase and all other sales or purchases previously or simultaneously committed to:
(i)
such obligation is an Eligible Collateral Loan;
(ii)
each Collateral Quality Test is satisfied (or, if not satisfied immediately prior to such investment, compliance with such Collateral Quality Test is maintained or improved); and
(iii)
each Coverage Test is satisfied (or, in the case of the Interest Coverage
Ratio Test, was satisfied as of the most recent Monthly Reporting Date).
Section 10.03. Substitution and Transfer of Loans. (a) Substitutions. The Borrower
may (including in connection with any retransfer of a Collateral Loan to the Parent under the
Purchase and Contribution Agreement) replace any Collateral Loan with another Collateral Loan
(a “Substitute Loan”), subject to the satisfaction of the conditions set forth in clause (b) below and in Section 10.04; provided that, at any time after the Reinvestment Period, such substitution will require the consent of the Administrative Agent in its sole discretion.
(b)  Conditions to Substitution. No substitution of a Collateral Loan with a Substitute
Loan shall occur unless each of the following conditions is satisfied as of the date of such substitution (as certified to the Agents by the Borrower (or the Collateral Manager on behalf of the Borrower)):
(i)
substitution;
each Substitute Loan is an Eligible Collateral Loan on the date of
(ii)
after giving effect to any such substitution, each Coverage Test and each
Collateral Quality Test is satisfied (or, if such Collateral Quality Test is not satisfied

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immediately prior to such investment, compliance with such Collateral Quality Test is maintained or improved);
(iii)  the sum of the Principal Balances of such Substitute Loans shall be equal to or greater than the sum of the Principal Balances of the Collateral Loans being substituted for;
(iv)
no Default or Event of Default has occurred and is continuing (before or after giving effect to such substitution unless, in the case of such a Default, such Default will be cured upon giving effect to such sale and the application of the proceeds thereof);
(v)
the Collateral Manager acting on behalf of the Borrower shall notify the
Administrative Agent of any amount to be deposited into the Collection Account in connection with any such substitution and shall deliver to the Document Custodian the
Related Documents for any Substitute Loan in accordance with Article XIII;
(vi)
upon confirmation of the delivery of a Substitute Loan for each applicable
Collateral Loan being substituted for (the date of such confirmation or delivery, the
“Retransfer Date”), each applicable Collateral Loan being substituted for shall be removed from the Collateral and the applicable Substitute Loan(s) shall be included in the Collateral. On the Retransfer Date of a Collateral Loan, the Collateral Agent, for the
benefit of the Secured Parties, shall automatically and without further action be deemed to release and transfer to the Borrower, without recourse, representation or warranty, all the right, title and interest of the Collateral Agent, for the benefit of the Secured Parties, in, to and under such Collateral Loan being substituted for. The Collateral Agent, for the benefit of the Secured Parties, shall, at the sole expense of the Borrower, execute such documents and instruments of transfer as may be prepared by the Collateral Manager, on behalf of the Borrower, and take other such actions as shall reasonably be requested by the Borrower to effect the release and transfer of such Collateral Loan pursuant to this
Section 10.03; and
(vii)
the Borrower shall deliver to the Administrative Agent on the date of such substitution a certificate of a Responsible Officer certifying that each of the foregoing is true and correct as of such date.
Section 10.04.ConditionsApplicabletoAllSale,SubstitutionandPurchase
Transactions~~.~~ .
(a)
Any transaction effected under this Article X (other than sales or substitutions required by Section 10.01(c)) or in connection with the acquisition of additional Collateral Loans shall be for fair market value and, if effected with a Person that is an Affiliate of the Collateral
Manager (or with an account or portfolio for which the Collateral Manager or any of its
Affiliates serves as investment adviser), shall be (i) on terms no less favorable to the Borrower than would be the case if such Person were not such an Affiliate or as otherwise expressly permitted in this Agreement, (ii) effected in accordance with all Applicable Laws, (iii) during the
12-month period most recently ended prior to the relevant date of determination (or such lesser number of months as shall have elapsed since the Closing Date), and after giving pro forma

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effect to such transaction, the value of Collateral Loans substituted or sold by the Borrower to
Affiliates of the Collateral Manager may not exceed 25% of the highest Aggregate Principal
Balance of Collateral Loans of the Borrower during such 12-month period (or such higher percentage as agreed to by the Administrative Agent); provided that of such 25% limitation, the
Borrower may only substitute Parent Collateral Loans or sell Parent Collateral Loans to the
Parent (excluding Collateral Loan repurchased or substituted pursuant to Section 6.1 of the
Purchase and Contribution Agreement) if the aggregate of such sales and substitutions does not exceed 20% of Parent Collateral Loan Balance and (iv) during the 12-month period most recently ended prior to the relevant date of determination (or such lesser number of months as shall have elapsed since the Closing Date), and after giving pro forma effect to such transaction, the value of Defaulted Collateral Loans or distressed Collateral Loans (excluding Collateral Loan repurchased or substituted pursuant to Section 6.1 of the Purchase and Contribution Agreement)
substituted or sold by the Borrower to Affiliates of the Collateral Manager may not exceed 10%
of the highest Aggregate Principal Balance of Collateral Loans of the Borrower during such
12-month period; provided that of such 10% limitation, the Borrower may only substitute Parent
Collateral Loans or sell Parent Collateral Loans to the Parent (excluding Collateral Loan repurchased or substituted pursuant to Section 6.1 of the Purchase and Contribution Agreement)
if the aggregate of such sales and substitutions does not exceed 10% of Parent Collateral Loan
Balance.
(b)
Upon each acquisition by the Borrower of a Collateral Loan (i) all of the
Borrower’s right, title and interest to such Collateral Loan shall be subject to the Lien granted to the Collateral Agent pursuant to this Agreement and (ii) such Collateral Loan shall be Delivered to the Collateral Agent.
Section 10.05. Additional Equity Contributions. The Parent may, but shall have no obligation to, at any time or from time to time make a capital contribution to the Borrower for any purpose, including for the purpose of curing any Default, satisfying any Coverage Test or the
Maximum Advance Rate Default Test, enabling the acquisition or sale of any Collateral Loan or satisfying any conditions under Section 3.02. Each contribution shall either be made (i) in Cash
(in which event such contributions shall be made by deposit into the Collection Account), (ii) by assignment and contribution of an Eligible Investment and/or (iii) by assignment of a Collateral
Loan that is an Eligible Collateral Loan. In connection with any contribution described in this
Section 10.05 (other than a contribution of a portion of the purchase price of a Collateral Loan acquired in accordance with the Purchase and Contribution Agreement), the Collateral Manager
shall provide written instruction to the Administrative Agent identifying (a) the subclause under which such contribution is being made (the “Contribution Notice”) and (b)(x) in the case of contributions made in Cash, (A) the timing of such contribution and (B) the amount of such contribution and (y) in the case of contributions made by assignment and contribution of an
Eligible Investment and/or by assignment of a Collateral Loan that is an Eligible Collateral Loan,
(A) the name of such Eligible Investment and/or Collateral Loan and (B) attaching the accompanying assignment forms. All Cash contributed to the Borrower shall be treated as
Principal Proceeds, except to the extent that the Collateral Manager specifies in the Contribution
Notice that such Cash shall constitute Interest Proceeds and shall be deposited into the
Collection Account in accordance with Section 8.02 as designated by the Collateral Manager.

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ARTICLE XI
ADMINISTRATION AND SERVICING OF CONTRACTS
Section 11.01. Designation of the Collateral Manager. (a) Initial Collateral Manager.
The servicing, administering and collection of the Collateral shall be conducted in accordance with this Section 11.01 by the Person designated as the Collateral Manager hereunder. Main
Street is hereby appointed as, and hereby accepts such appointment and (until the Administrative
Agent gives Main Street a Collateral Manager Termination Notice) agrees to perform the duties and responsibilities, of Collateral Manager pursuant to the terms hereof. The Collateral Manager and the Borrower hereby acknowledge that each of the Secured Parties are third party beneficiaries of the obligations taken by the Collateral Manager hereunder.
(b)
Subcontracts. The Collateral Manager may, with the prior written consent of the
Administrative Agent, subcontract with any other Person for back office, servicing and administrative functions or collecting the Collateral; provided that (i) the Collateral Manager shall select any such Person with reasonable care and shall be solely responsible for the fees and expenses payable to such Person, (ii) the Collateral Manager shall not be relieved of, and shall remain liable for, the performance of the duties and obligations of the Collateral Manager pursuant to the terms hereof without regard to any subcontracting arrangement, and (iii) any such subcontract shall be terminable upon the occurrence of a Collateral Manager Termination Event and shall be subject to the provisions hereof.
Section 11.02.Duties of the Collateral Manager~~.~~ .
(a)
The Collateral Manager shall take or cause to be taken all such actions as may be necessary or advisable to service, administer and collect on the Collateral from time to time, all in accordance with Applicable Law and the Collateral Management Standard. Without limiting the foregoing, the duties of the Collateral Manager shall include the following:
(i)
the sole and exclusive authority to make any and all decisions with respect to the Collateral and take or refrain from taking any and all actions with respect to the
Collateral, supervising the Collateral, including communicating with Obligors, executing amendments, providing consents and waivers, exercising voting rights, enforcing and collecting on
Borrower;
the Collateral and otherwise managing the Collateral on behalf of the
(ii)
preparing and submitting claims to Obligors on each Collateral Loan;
(iii)
maintaining all necessary servicing records with respect to the Collateral and providing such reports to the Administrative Agent and each Lender (with copies to the Collateral Agent, the Custodian and the Collateral Administrator) in respect of the servicing of the Collateral (including information relating to its performance under this
Agreement) as may be required hereunder or as the Administrative Agent or any Lender may reasonably request;
(iv)
maintaining and implementing administrative and operating procedures
(including an ability to recreate servicing records evidencing the Collateral in the event of

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the destruction of the originals thereof) and keeping and maintaining all documents, books, records and other information reasonably necessary or advisable for the collection of the Collateral;
(v)
promptly delivering to the Administrative Agent, each Lender, the
Collateral Administrator, the Custodian or the Collateral Agent, from time to time, such information and servicing records (including information relating to its performance under this Agreement) as the Administrative Agent, each Lender, the Collateral
Administrator, the Custodian or the Collateral Agent may from time to time reasonably request;
(vi)
identifying each Collateral Loan clearly and unambiguously in its servicing records to reflect that such Collateral Loan is owned by the Borrower and that the Borrower is pledging a security interest therein to the Collateral Agent (for the benefit of the Secured Parties) pursuant to this Agreement;
(vii)
notifying the Administrative Agent and each Lender of any material action, suit, proceeding, dispute, offset, deduction, defense or counterclaim (1) that is or is threatened to be asserted by an Obligor with respect to any Collateral Loan (or portion thereof) of which it has actual knowledge or has received notice; or (2) that could reasonably be expected to have a Material Adverse Effect;
(viii)maintaining the perfected security interest of the Collateral Agent, for the benefit of the Secured Parties, in the Collateral;
(ix)
with respect to each Collateral Loan included as part of the Collateral, making copies of the Related Documents available for inspection by the Administrative
Agent, upon reasonable notice, at the offices of the Collateral Manager during normal business hours;
(x)
directingtheCollateralAgent(withacopytotheCollateral
Administrator) to make payments pursuant to the terms of the Monthly Report in accordance with the Priority of Payments;
(xi)
directing the acquisition, sale or substitution of Collateral in accordance with Article X;
(xii)
providing assistance to the Borrower with respect to the purchase and sale of the Collateral Loans and Eligible Investments;
(xiii) instructing the Obligors and the administrative agents on the Collateral
Loans (or, in the case of a participation interest, the participation seller) to make payments directly into the Collection Account;
(xiv)
preparing the Monthly Reports and cooperating with the Collateral
Administrator in their duties hereunder in the manner and at the times required hereunder;

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(xv)
delivering assignments and promissory notes to the Document Custodian;
and
(xvi)
complying with such other duties and responsibilities as required of the
Collateral Manager by this Agreement.
It is acknowledged and agreed that in circumstances in which a Person other than the
Borrower or the Collateral Manager acts as lead agent with respect to any Collateral Loan, the
Collateral Manager shall perform its administrative and management duties hereunder only to the extent a lender under the applicable Related Documents has the right to do so.
(b)
Notwithstanding anything to the contrary contained herein, the exercise by the
Administrative Agent, the Collateral Agent, the Collateral Administrator, each Lender and the
Secured Parties of their rights hereunder or any other Facility Document shall not release the
Collateral Manager (unless replaced by a Successor Collateral Manager) or the Borrower from any of their duties or responsibilities with respect to the Collateral. The Secured Parties, the
Administrative Agent, each Lender, the Collateral Administrator and the Collateral Agent shall not have any obligation or liability with respect to any Collateral, nor shall any of them be obligated to perform any of the obligations of the Collateral Manager hereunder, unless one of them becomes a Successor Collateral Manager hereunder.
(c)
Any payment by an Obligor in respect of any indebtedness owed by it to the
Borrower shall, except as otherwise specified by such Obligor or otherwise required by contract or Law and unless otherwise instructed by the Administrative Agent, be applied as a collection of a payment by such Obligor (starting with the oldest such outstanding payment due, provided such obligation is not on non-accrual) to the extent of any amounts then due and payable thereunder before being applied to any other receivable or other obligation of such Obligor.
(d)
The Collateral Manager agrees to supervise and assist in the investment and reinvestment of the Collateral, and shall perform on behalf of the Borrower the duties that have been expressly delegated to the Collateral Manager in this Agreement and any other Facility
Document (and the Collateral Manager shall have no obligation to perform any other duties hereunder or otherwise) and, to the extent necessary or appropriate to perform such duties, the
Collateral Manager shall have the power to execute and deliver all necessary and appropriate documents and instruments on behalf of the Borrower with respect thereto. The Collateral
Manager shall comply with the terms and conditions hereof and any other Facility Document expressly applicable to it, in its capacity as the Collateral Manager, or otherwise affecting the duties and functions that have been delegated to it thereunder and hereunder as the Collateral
Manager and shall perform its obligations hereunder and thereunder in accordance with the
Collateral Management Standard.
Section 11.03.Limited Liability of the Collateral Manager.
(a) The Collateral Manager and any of its Affiliates, employees, shareholders, members, partners, assigns, representatives or agents (each such individual or entity, a
“Collateral Manager Person”) shall not be liable to the Borrower, any Lender, the
Administrative Agent, the Collateral Agent, the Collateral Administrator, the Custodian or any

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other Person for any liability, loss (including amounts paid in settlement), damages, judgments, costs, expenses (including reasonable attorneys’ fees and expenses and accountant’s fees and expenses), demands, charges or claim (collectively, the “Damages”) incurred by reason of any act or omission or alleged act or omission performed or omitted by such Collateral Manager
Person, or for any decrease in the value of the Collateral or any other losses suffered by any party; provided, however, that the Collateral Manager shall be liable for any Damages that arise
(i) by reason of any act or omission constituting bad faith, willful misconduct, or gross negligence by any Collateral Manager Person in the performance of or reckless disregard of the
Collateral Manager’s duties hereunder or (ii) by any breach of the representations and warranties of the Collateral Manager expressly set forth in this Agreement (each such breach, a “Collateral
Manager Breach”).
(b)  The Collateral Manager may rely in good faith upon, and will incur no Damages for relying upon, (i) any authoritative source customarily used by firms performing services similar to those services provided by the Collateral Manager under this Agreement, and (ii) the advice of nationally recognized counsel, accountants or other advisors as the Collateral Manager determines reasonably appropriate in connection with the services provided by the Collateral
Manager under this Agreement.
(c) In no event shall the Collateral Manager be liable for special, indirect or consequential losses or damages of any kind whatsoever (including but not limited to lost profits) even if the Collateral Manager has been advised of the likelihood of such damages and regardless of the form of such action.
(d)
Each Collateral Manager Person shall be held harmless and be indemnified by the
Borrower for any Damages suffered by virtue of any acts or omissions or alleged acts or omissions arising out of the activities of such Collateral Manager Person in the performance of the obligations of the Collateral Manager under this Agreement or as a result of this Agreement, or the Borrower’s ownership interest in any portion of the Collateral, except to the extent any such Damage arises as a result of a Collateral Manager Breach. All amounts payable pursuant to this Section 11.03 shall be payable in accordance with the Priority of Payments.
Section 11.04.Authorization of the Collateral Manager~~.~~ .
(a)  Each of the Borrower, the Administrative Agent and each Lender hereby authorizes the Collateral Manager (including any successor thereto) to take any and all reasonable steps in its name and on its behalf necessary or desirable in the determination of the
Collateral Manager and not inconsistent with the sale of the Collateral Loans by the Parent to the
Borrower under the Purchase and Contribution Agreement and, thereafter, the grant by the
Borrower to the Collateral Agent, on behalf of the Secured Parties, hereunder, to collect all amounts due under any and all Collateral, including endorsing any of their names on checks and other instruments representing Collections, executing and delivering any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Collateral and, after the delinquency of any Collateral and to the extent permitted under and in compliance with Applicable Law, to commence proceedings with respect to enforcing payment thereof, to the same extent as the Collateral Manager could have done if it owned such Collateral. The Borrower shall furnish the Collateral Manager (and any

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successors thereto) with any powers of attorney and other documents necessary or appropriate to enable the Collateral Manager to carry out its collateral management and administrative duties hereunder, and shall cooperate with the Collateral Manager to the fullest extent in order to carry out its obligations hereunder. In case any reasonable question arises as to its duties hereunder, the Collateral Agent and the Collateral Administrator may request instructions from the
Administrative Agent and shall be entitled at all times to refrain from taking any actions unless it has received instruction from the Administrative Agent. In no event shall the Collateral Manager be entitled to make any Secured Party a party to any litigation without such Person’s express prior written consent, or to make the Borrower a party to any litigation (other than any routine foreclosure or similar collection procedure) without the Administrative Agent’s consent.
Section 11.05.Collection Efforts; Modification of Collateral~~.~~ .
(a)
The Collateral Manager will use commercially reasonable efforts to collect, or cause to be collected, all payments called for under the terms and provisions of the Collateral
Loans included in the Collateral as and when the same become due, all in accordance with the
Collateral Management Standard.
(b)
In the performance of its obligations hereunder, the Borrower (or the Collateral
Manager on its behalf) may enter into any amendment or waiver of or supplement to any Related
Document; provided that the prior written consent of the Required Lenders shall be required if an
Event of Default has occurred and is continuing or would result from such amendment, waiver or supplement. For the avoidance of doubt, any Collateral Loan that, as a result of any amendment or supplement thereto, ceases to qualify as an Eligible Collateral Loan shall not be included in the Borrowing Base.
Section 11.06.Collateral Management Compensation.
As compensation for its
servicing and collateral management activities hereunder and reimbursement for its expenses, the
Collateral Manager shall be entitled to be paid the Collateral Management Fees and reimbursed its expenses as provided in the Priority of Payments (subject to Section 9.01(c)).
Section 11.07. The Collateral Manager Not to Resign. The Collateral Manager shall not resign from the obligations and duties hereby imposed on it except upon the Collateral
Manager’s determination that (a) the performance of its duties hereunder is or becomes impermissible under Applicable Law and (b) there is no reasonable action that the Collateral
Manager could take to make the performance of its duties hereunder permissible under
Applicable Law. Any such determination permitting the resignation of the Collateral Manager shall be evidenced as to clause (a) above by an opinion of counsel to such effect delivered to the
Administrative Agent and each Lender. No such resignation shall become effective until a
Successor Collateral Manager shall have assumed the responsibilities and obligations of the
Collateral Manager in accordance with Section 11.08 below.
Section 11.08.Collateral Manager Termination Notice; Appointment of Successor
Collateral Manager~~.~~ .
(a)The Borrower, the Collateral Manager, each Lender and the Administrative Agent hereby agree that, upon the occurrence and during the continuance of a Collateral Manager

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Termination Event, the Administrative Agent may (1) provide at least ten (10) Business Days’
prior written notice to the Collateral Manager of its intent to remove the Collateral Manager, and
(2) following the expiration of such ten (10) Business Day period, provide a Collateral Manager
Termination Notice to the Collateral Manager (with a copy to the Collateral Agent and the
Collateral Administrator) and terminate all of the rights, obligations, power and authority of the
Collateral Manager under this Agreement. On and after the receipt by the Collateral Manager of a Collateral Manager Termination Notice pursuant to this Section 11.08(a), the Collateral
Manager shall continue to perform all servicing and administrative functions under this
Agreement until the date specified in the Collateral Manager Termination Notice or otherwise specified by the Administrative Agent in writing or, if no such date is specified in such Collateral
Manager Termination Notice or otherwise specified by the Administrative Agent, until a date mutually agreed upon by the Collateral Manager and the Administrative Agent and shall be entitled to receive the Collateral Management Fees therefor accrued until such date. After such date, the Collateral Manager agrees that it will terminate its activities as Collateral Manager hereunder in a manner that the Administrative Agent believes will facilitate the transition of the performance of such activities to the Successor Collateral Manager, and except as provided herein the Successor Collateral Manager shall assume each and all of the Collateral Manager’s obligations to service and administer the Collateral, on the terms and subject to the conditions herein set forth, and the Collateral Manager shall use its reasonable best efforts to assist the
Successor Collateral Manager in assuming such obligations.
(b)
At any time following the delivery of a Collateral Manager Termination Notice and after the occurrence or declaration of the Commitment Termination Date, the Administrative
Agent may appoint a successor collateral manager (the “Successor Collateral Manager”) with notice to the Collateral Agent and the Collateral Administrator, which appointment shall take effect upon the Successor Collateral Manager accepting such appointment by a written assumption in a form satisfactory to the Administrative Agent in its sole discretion. Upon the appointment of a Successor Collateral Manager, the initial Collateral Manager shall have no liability with respect to any action performed by the Successor Collateral Manager on or after the date that the Successor Collateral Manager assumes the servicing and administrative duties of the Collateral Manager.
(c)
Upon its appointment, the Successor Collateral Manager shall be the successor in all respects to the Collateral Manager with respect to collateral management functions under this
Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Collateral Manager by the terms and provisions hereof, and all references in this
Agreement to the Collateral Manager shall be deemed to refer to the Successor Collateral
Manager; provided that the Successor Collateral Manager shall have (i) no liability with respect to any action performed by the terminated Collateral Manager prior to the date that the Successor
Collateral Manager becomes the successor to the Collateral Manager or any claim of a third party based on any alleged action or inaction of the terminated Collateral Manager, (ii) no obligation to perform any advancing or any repurchase or substitution obligations, if any, of the Collateral
Manager unless it elects to do so in its sole discretion, (iii) no obligation to pay any Taxes required to be paid by the Collateral Manager (provided that the Successor Collateral Manager shall pay any income Taxes for which it is liable), (iv) no obligation to pay any of the fees and expenses of any other party to the transactions contemplated hereby, and (v) no liability or obligation with respect to any Collateral Manager indemnification obligations of any prior

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Collateral Manager, including the original Collateral Manager. The indemnification obligations of the Successor Collateral Manager, upon becoming a Successor Collateral Manager, are expressly limited to those arising on account of its failure to act in good faith and with reasonable care under the circumstances. In addition, the Successor Collateral Manager shall have no liability relating to the representations and warranties of the Collateral Manager contained in Section 4.02. Any other provision in this Agreement notwithstanding, if a Successor
Collateral Manager is appointed, it shall perform its obligations hereunder in good faith and with reasonable care, exercising a degree of skill and attention no less than what it exercises to service similar assets for itself and for others, such standard of care to be the “Collateral Management
Standard” applicable to it.
(d) The Borrower acknowledges that, after delivery of a Collateral Manager
Termination Notice and after the occurrence or declaration of the Commitment Termination
Date, the Administrative Agent or any of its Affiliates may act as the Successor Collateral
Manager, and the Borrower waives any and all claims against the Administrative Agent, each
Lender or any of their respective Affiliates, the Collateral Agent, the Custodian, the Document
Custodian, the Collateral Administrator and any of their Affiliates and the Collateral Manager
(other than claims relating to such Person’s gross negligence or willful misconduct) relating in any way to the custodial or collateral administration functions having been performed by the
Administrative Agent or any of its Affiliates in any capacity hereunder in accordance with the terms and provisions (including the standard of care) set forth in the Facility Documents.
ARTICLE XII
THE AGENTS
Section 12.01. Authorization and Action. Each Lender hereby irrevocably appoints and authorizes the Administrative Agent, the Collateral Administrator and the Collateral Agent to
take such action as agent on its behalf and to exercise such powers under this Agreement and, to the extent applicable, the other Facility Documents as are delegated to such Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto, subject to the terms hereof. No Agent shall have any duties or responsibilities, except those expressly set forth herein or in the other Facility Documents to which it is a party, or any fiduciary relationship with any Secured Party, and no implied covenants, functions, responsibilities, duties or obligations or liabilities on the part of such Agent shall be read into this Agreement or any other Facility
Document to which such Agent is a party (if any) as duties on its part to be performed or observed. No Agent shall have or be construed to have any other duties or responsibilities in respect of this Agreement or any other Facility Document and the transactions contemplated hereby or thereby. As to any matters not expressly provided for by this Agreement or the other
Facility Documents, no Agent shall be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the written instructions of the Majority Lenders or, with respect to the Collateral Agent, the Administrative Agent; provided that such Agent shall not be required to take any action which exposes such Agent, in its judgment, to personal liability, cost or expense or which is contrary to this Agreement, the other Facility Documents or Applicable Law, or would be, in its judgment, contrary to its duties hereunder, under any other Facility Document or under Applicable Law. Each Lender agrees that in any instance in which the Facility Documents

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provide that the Administrative Agent’s consent may not be unreasonably withheld, provide for the exercise of the Administrative Agent’s reasonable discretion, or provide to a similar effect, it shall not in its instructions (or, by refusing to provide instruction) to the Administrative Agent withhold its consent or exercise its discretion in an unreasonable manner.
If the Collateral Agent has been requested or directed by the Majority Lenders or the
Required Lenders, as applicable (or by the Administrative Agent acting at the direction of the
Majority Lenders or the Required Lenders), to take any action pursuant to any provision of this
Agreement or any other Facility Document, the Collateral Agent shall not be under any obligation to exercise any of the rights or powers vested in it by this Agreement or such Facility
Document in the manner so requested unless it shall have been provided indemnity reasonably satisfactory to it against the costs, expenses and liabilities which may be incurred by it in compliance with or in performing such request or direction. No provision of this Agreement or any other Facility Document shall otherwise be construed to require the Collateral Agent to expend or risk its own funds or to take any action that could in its judgment cause it to incur any cost, expenses or liability, unless it is provided indemnity acceptable to it against any such expenditure, risk, costs, expense or liability. For the avoidance of doubt, the Collateral Agent shall not have any duty or obligation to take any action to exercise or enforce any power, right or remedy available to it under this Agreement or any other Facility Document or any Related
Document unless and until directed by the Majority Lenders or the Required Lenders, as applicable (or the Administrative Agent on their behalf).
Neither the Collateral Agent nor any officer, agent or representative thereof shall be personally liable for any action taken by any such Person in accordance with any notice given by the Majority Lenders or the Required Lenders, as applicable (or by the Administrative Agent acting at the direction of the Majority Lenders or the Required Lenders), pursuant to the terms of this Agreement or any other Facility Document even if, at the time such action is taken by any such Person, the Majority Lenders or the Required Lenders, as applicable, or Persons purporting to be the Majority Lenders or the Required Lenders, as applicable, are not entitled to give such notice, except where the Responsible Officer of the Collateral Agent has actual knowledge
(without any duty of inquiry or investigation on its part) that the Majority Lenders or the
Required Lenders, as applicable, or Persons purporting to be the Majority Lenders or the
Required Lenders, as applicable, are not entitled to give such notice. The Collateral Agent shall be entitled to conclusively rely upon directions provided by the Administrative Agent as if provided by the requisite Lenders authorized to provide such direction hereunder. If any dispute or disagreement shall arise as to the allocation of any sum of money received by the Collateral
Agent hereunder or under any Facility Document, the Collateral Agent shall have the right to deliver such sum to a court of competent jurisdiction and therein commence an action for interpleader.
If in performing its duties under this Agreement, the Collateral Agent is required to decide between alternative courses of action, it may request written instructions from the
Administrative Agent as to the course of action desired by it. If the Collateral Agent does not receive such instructions within five Business Days after it has requested them, the Collateral
Agent may, but shall be under no duty to, take or refrain from taking any such courses of action.
The Collateral Agent shall act in accordance with instructions received after such five-Business

771643024 22723957
Day period except to the extent it has already, in good faith, taken or committed itself to take, action inconsistent with such instructions.
Section 12.02. Delegation of Duties. Each Agent may execute any of its duties under this Agreement and each other Facility Document by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. No Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.
Section 12.03. Agent’s Reliance, Etc. (a) None of the Agents nor any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement or any of the other Facility Documents, except for its or their own gross negligence or willful misconduct.
Without limiting the
generality of the foregoing, each Agent: (i) may consult with legal counsel (including counsel for the Borrower or the Collateral Manager or any of their Affiliates) and independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation to any Secured Party or any other Person and shall not be responsible to any Secured Party or any Person for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement or the other Facility Documents; (iii) shall not have any duty to monitor, ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement, the other Facility Documents or any Related Documents or any notice, consent, certificate, instruction or waiver, report, statement, opinion, direction or other instrument or writing on the part of the Borrower or the Collateral Manager or any other Person or to inspect the property
(including the books and records) of the Borrower or the Collateral Manager; (iv) shall not be responsible to any Secured Party or any other Person for the due execution, legality, validity, enforceability, perfection, genuineness, sufficiency or value of any Collateral, this Agreement, the other Facility Documents, any Related Document or any other instrument or document furnished pursuant hereto or thereto or for the validity, perfection, priority or enforceability of the Liens on the Collateral (including monitoring, maintaining or filing of any financing or continuation statements); (v) shall incur no liability under or in respect of this Agreement or any other Facility Document by relying on or acting upon (or by refraining from action in reliance
on) any notice, consent, certificate (including for the avoidance of doubt, the Borrowing Base
Calculation Statement), instruction or waiver, report, statement, opinion, direction or other instrument or writing (which may be delivered by telecopier, email, cable or telex, if acceptable to it) believed by it to be genuine and believed by it to be signed or sent by the proper Person;
(vi) other than as expressly set forth herein, shall not be responsible to any Person for any recitals, statements, information, representations or warranties regarding the Borrower or the
Collateral or in any document, certificate or other writing delivered in connection herewith or therewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectability, priority or sufficiency of thereof or any such other document or the financial condition of any Person or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions related to any Person or the existence or possible existence of any Default or Event of Default; and (vii) other than as expressly set forth herein, shall not have any obligation whatsoever to any Person to assure that any collateral exists or is owned by any Person or is cared for, protected or insured or that any liens have been

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properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise or to continue exercising at all or in any manner or under any duty of care, disclosure or fidelity any of the rights, authorities and powers granted or available with respect thereto. No Agent shall have any liability to the Borrower or any Lender or any other Person for the Borrower’s, the Collateral Manager’s, any Lender’s or any other Person’s, as the case may be, performance of, or failure to perform, any of their respective obligations and duties under this Agreement or any other Facility Document.
(b)
No Agent shall be liable for the actions or omissions of any other Agent
(including, without limitation, concerning the application of funds) or other party to a Facility
Document, or under any duty to monitor or investigate compliance on the part of any other Agent or other party to a Facility Document with the terms or requirements of this Agreement, any
Facility Documents or any Related Documents, or their duties hereunder or thereunder. Each
Agent shall be entitled to assume the due authority of any signatory and genuineness of any signature appearing on any instrument or document it may receive (including, without limitation, each Notice of Borrowing received hereunder). No Agent shall be liable for any action taken in good faith and reasonably believed by it to be within the powers conferred upon it, or taken by it pursuant to any direction or instruction by which it is governed, or omitted to be taken by it by reason of the lack of direction or instruction required hereby for such action (including, without limitation, for refusing to exercise discretion or for withholding its consent in the absence of its receipt of, or resulting from a failure, delay or refusal on the part of the Required Lenders to provide, written instruction to exercise such discretion or grant such consent from the Required
Lenders, as applicable). No Agent shall be liable for any error of judgment made in good faith unless it shall be proven by a court of competent jurisdiction that such Agent was grossly negligent in ascertaining the relevant facts. Nothing herein or in any Facility Documents or
Related Documents shall obligate any Agent to advance, expend or risk its own funds, or to take any action which in its reasonable judgment may cause it to incur any expense or financial or other liability for which it is not adequately indemnified. No Agent shall be liable for any indirect, special, punitive or consequential damages (including but not limited to lost profits)
whatsoever, even if it has been informed of the likelihood thereof and regardless of the form of action. No Agent shall be charged with knowledge or notice of any matter (including any
Default or Event of Default) unless actually known to a Responsible Officer of such Agent, or unless and to the extent written notice of such matter is received by such Agent at its address in accordance with Section 16.02. Any permissive grant of power to an Agent hereunder shall not be construed to be a duty to act. Each Agent shall have only the duties and responsibilities as are specifically set forth in this Agreement and no covenants, implied duties or obligations shall be implied in this Agreement against any Agent. Before acting hereunder, an Agent shall be entitled to request, receive and rely upon such certificates and opinions as it may reasonably determine appropriate with respect to the satisfaction of any specified circumstances or conditions precedent to such action. Neither Agent shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, entitlement order, approval or other paper or document. Neither Agent shall be liable for any error of judgment, or for any act done or step taken or omitted by it, in good faith, or for any mistakes of fact or law, or for anything that it may do or refrain from doing in connection herewith except in the case of its willful misconduct or grossly negligent performance or omission of its duties.

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(c)
No Agent shall be responsible or liable for delays or failures in performance resulting from acts beyond its control. Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts of war, epidemics, diseases, pandemics, quarantines, governmental regulations imposed after the fact, fire, communication line failures, computer viruses, power failures, loss or malfunction of utilities, communications or computer (software and hardware)
services, earthquakes or other disasters, national emergency, malware or ransomware attack, unavailability of the Federal Reserve wire or telex system or other applicable wire or funds transfer system, or unavailability of any securities clearing system.
(d)
The delivery of reports and other documents and information to the Collateral
Agent hereunder or under any other Facility Document is for informational purposes only and the
Collateral Agent’s receipt of such documents and information shall not constitute constructive notice of any information contained therein or determinable from information contained therein.
The Collateral Agent is hereby authorized and directed to execute and deliver the other Facility
Documents to which it is a party. Whether or not expressly stated in such Facility Documents, in performing (or refraining from acting) thereunder, the Collateral Agent shall have all of the rights, benefits, protections and indemnities that are afforded to it in this Agreement.
(e)
Each Lender acknowledges that except as expressly set forth in this Agreement, no Agent has made any representation or warranty to it, and that no act by any Agent hereafter taken, including any consent and acceptance of any assignment or review of the affairs of the
Borrower, shall be deemed to constitute any representation or warranty by such Agent to any
Secured Party as to any matter. Each Lender represents to each Agent that it has, independently and without reliance upon such Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of an investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and the
Collateral Manager, and made its own decision to enter into this Agreement and the other
Facility Documents to which it is a party. Each Lender also represents that it will, independently and without reliance upon any Agent or any other Secured Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the Facility Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and the
Collateral Manager. No Agent shall have any duty or responsibility to provide any Secured Party with any credit or other information concerning the business, prospects, operations, property, financial or other condition or creditworthiness of the Borrower or Collateral Manager which may come into the possession of such Agent.
Section 12.04.Indemnification~~Indemnification~~.
Each  of  the  Lenders  agrees  to
indemnify and hold the Agents, the Document Custodian, the Custodian (including Citibank, as
“Securities Intermediary” under the Account Control Agreement (acting at the direction of the
Collateral Agent (acting at the direction of the Secured Parties, following the delivery of notice of exclusive control under the Account Control Agreement))), harmless (to the extent not reimbursed by or on behalf of the Borrower pursuant to Section 16.04 or otherwise) from and against any and all Liabilities which may be imposed on, incurred by, or asserted against the
Agents in any way relating to or arising out of this Agreement or any other Facility Document or any Related Document or any action taken or omitted by the Agents under this Agreement or any

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other Facility Document or any Related Document; provided that no Lender shall be liable to any
Agent for any portion of such Liabilities resulting from such Agent’s gross negligence or willful misconduct; and provided, further, that no Lender shall be liable to the Collateral Agent for any portion of such Liabilities unless such Liabilities are imposed on, incurred by, or asserted against the Collateral Agent as a result of any action taken, or not taken, by the Collateral Agent by the express terms of this Agreement or at the direction of the Administrative Agent or such Lender or Lenders, as the case may be, in accordance with the terms and conditions set forth in this
Agreement (it being understood and agreed that the Collateral Agent shall be under no obligation to exercise or to honor any of the rights or powers vested in it by this Agreement at the request or direction of the Administrative Agent or any of the Lenders (or other Persons authorized or permitted under the terms hereof to make such request or give such direction) pursuant to this
Agreement or any of the other Facility Document, unless the Administrative Agent or such
Lenders shall have provided to the Collateral Agent security or indemnity reasonably satisfactory to it against the costs, expenses (including reasonable and documented attorney’s fees and expenses) and Liabilities which might reasonably be incurred by it in compliance with such request or direction, whether such indemnity is provided under this Section 12.04 or otherwise).
The rights of the Agents and obligations of the Lenders under or pursuant to this Section 12.04 shall survive the termination of this Agreement, and the earlier removal or resignation of any
Agent hereunder.
Section 12.05. Successor Agents~~Successor Agents~~. Subject to the terms of this Section
12.05, each Agent may~~, upon thirty days’ notice to the Lenders and the Borrower,~~  resign as
Administrative Agent or Collateral Agent, as applicable, upon (a) thirty days’ notice to the
Borrower, the Collateral Manager, the Administrative Agent and each Lender, unless such notice period is waived by the Borrower and the Administrative Agent or (b) a determination by such
Agent that (i) the performance of its duties hereunder is or becomes impermissible under
Applicable Law and (ii) there is no reasonable action that the Collateral Agent could take to make the performance of its duties hereunder permissible under Applicable Law. If an Agent shall resign then the Required Lenders shall appoint a successor agent. If for any reason a successor agent is not so appointed and does not accept such appointment within thirty days of notice of resignation such Agent may appoint a successor agent. The appointment of any successor Agent shall be subject to the prior written consent of the Borrower (which consent shall not be unreasonably withheld or delayed); provided that the consent of the Borrower to any such appointment shall not be required if (i) a Default or Event of Default shall have occurred and is continuing or (ii) if such successor agent is a Lender or an Affiliate of such Agent or any
Lender. Any resignation of an Agent shall be effective upon (a) the appointment of a successor agent pursuant to this Section 12.05 and (b) the successor agent has agreed in writing to the
Borrower and the Collateral Manager to assume all of the Collateral Agent’s duties and obligations pursuant to this Agreement and shall have executed and delivered an agreement in form and content reasonably satisfactory to the Administrative Agent, the Borrower, and the
Collateral Manager. After the effectiveness of any retiring Agent’s resignation hereunder as
Agent, the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Facility Documents and the provisions of this Article XII shall continue in effect for its benefit with respect to any actions taken or omitted to be taken by it while it was Agent under this Agreement and under the other Facility Documents. Any Person (i) into which the
Collateral Agent may be merged or consolidated, (ii) that may result from any merger or consolidation to which the Collateral Agent shall be a party, or (iii) that may succeed to the

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corporate trust properties and assets of the Collateral Agent substantially as a whole, shall be the successor to the Collateral Agent under this Agreement without further act of any of the parties to this Agreement. If no successor Collateral Agent or Collateral Administrator, as applicable, shall have been appointed and an instrument of acceptance by a successor Collateral Agent or
Collateral Administrator, as applicable, shall not have been delivered to the Collateral Agent or the Collateral Administrator, as applicable, within sixty days after giving of notice of resignation by the Collateral Agent or the Collateral Administrator, as applicable, the resigning Collateral
Agent or Collateral Administrator, as applicable, may petition any court of competent jurisdiction for the appointment of a successor Collateral Agent or Collateral Administrator, as applicable.
Section 12.06.Compensation~~Compensation~~.
The Borrower agrees to pay, and the
Collateral Agent shall be entitled to receive, compensation for the Collateral Agent’s performance of the duties called for herein as provided in the Collateral Agent and Collateral
Administrator Fee Letter. The Borrower agrees to pay or reimburse to the Collateral Agent upon its request from time to time all reasonable and documented out-of-pocket costs, disbursements, advances, and expenses (including reasonable fees and expenses of legal counsel) incurred in connection with the preparation or execution of this Agreement, or in connection with the transactions contemplated hereby or the administration of this Agreement or performance by the
Collateral Agent of its duties and services under this Agreement (including costs and expenses of any action deemed necessary by the Collateral Agent to collect any amounts owing to it under this Agreement). All payments hereunder, including, but not limited to indemnities, shall be paid in accordance with the Priority of Payments.
Section 12.07.Erroneous Payments.
(a)
If the Administrative Agent or the Collateral Agent notifies a Lender or Secured
Party, or any Person who has received funds on behalf of a Lender or Secured Party (any such
Lender, Secured Party or other recipient, a “Payment Recipient”), that the Administrative Agent or the Collateral Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds received by such Payment
Recipient from the Administrative Agent, the Collateral Agent, on behalf of the Administrative
Agent, or any of their Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, Secured
Party or other Payment Recipient on its behalf) (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the
Administrative Agent or the Collateral Agent, on behalf of the Administrative Agent, and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative
Agent or the Collateral Agent, on behalf of the Administrative Agent, and such Lender or
Secured Party shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two Business
Days thereafter, return to the Administrative Agent or the Collateral Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment

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Recipient to the date such amount is repaid to the Administrative Agent or the Collateral Agent in same day funds at the greater of the Federal Funds Rate and a rate determined by the
Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent or the Collateral Agent to any
Payment Recipient under this clause (a) shall be conclusive, absent manifest error.
(b)
Without limiting immediately preceding clause (a), each Lender or Secured Party, or any Person who has received funds on behalf of a Lender or Secured Party, hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the
Administrative Agent or the Collateral Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent or the Collateral Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent or the Collateral
Agent (or any of its Affiliates), or (z) that such Lender or Secured Party, or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part) in each case:
(i)
(A) in the case of immediately preceding clauses (x) or (y), an error shall be presumed to have been made (absent written confirmation from the
Administrative Agent or the Collateral Agent to the contrary) or (B) an error has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and
(ii)
such Lender or Secured Party shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of such error) notify the Administrative Agent or the Collateral Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the
Administrative Agent or the Collateral Agent pursuant to this Section 12.07(b).
(c)
Each Lender or Secured Party hereby authorizes the Administrative Agent and the
Collateral Agent to set off, net and apply any and all amounts at any time owing to such Lender or Secured Party under any Facility Document, or otherwise payable or distributable by the
Administrative Agent or the Collateral Agent to such Lender or Secured Party from any source, against any amount due to the Administrative Agent or the Collateral Agent under immediately preceding clause (a) or under the indemnification provisions of this Agreement.
(d)
In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent or the Collateral Agent for any reason, after demand therefor by the
Administrative Agent or the Collateral Agent in accordance with immediately preceding clause
(a), from any Lender that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Administrative Agent’s or the Collateral Agent’s notice to such Lender at any time, (i) such
Lender shall be deemed to have assigned its Advances (but not its Commitments) to the

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Administrative Agent with respect to which such Erroneous Payment was made (the “Erroneous
Payment Impacted Class”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Advances
(but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment
Deficiency Assignment”) at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Administrative Agent in such instance), and is hereby (together with the
Borrower) deemed to execute and deliver an Assignment and Acceptance (or, to the extent applicable, an agreement incorporating an Assignment and Acceptance by reference pursuant to an electronic transmission system as to which the Administrative Agent and such parties are participants) with respect to such Erroneous Payment Deficiency Assignment, and such Lender shall deliver any promissory notes evidencing such Advances to the Borrower or the
Administrative Agent, (ii) the Administrative Agent as the assignee Lender shall be deemed to acquire the Erroneous Payment Deficiency Assignment, (iii) upon such deemed acquisition, the
Administrative Agent as the assignee Lender shall become a Lender hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender shall cease to be a
Lender hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this
Agreement and its applicable Commitments which shall survive as to such assigning Lender, and
(iv) the Administrative Agent may reflect in the Register its ownership interest in the Advances subject to the Erroneous Payment Deficiency Assignment. The Administrative Agent may, in its
discretion, sell any Advances acquired pursuant to an Erroneous Payment Deficiency
Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return
Deficiency owing by the applicable Lender shall be reduced by the net proceeds of the sale of such Advance (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Lender (and/or against any recipient that receives funds on its respective behalf). For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender and such Commitments shall remain available in accordance with the terms of this Agreement. In addition, each party hereto agrees that, except to the extent that the Administrative Agent has sold an Advance (or portion thereof) acquired pursuant to an Erroneous Payment Deficiency Assignment, and irrespective of whether the
Administrative Agent may be equitably subrogated, the Administrative Agent shall be contractually subrogated to all the rights and interests of the applicable Lender or Secured Party under the Facility Documents with respect to each Erroneous Payment Return Deficiency (the
“Erroneous Payment Subrogation Rights”).
(e)
The parties hereto agree that an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous
Payment that is, comprised of funds received by the Collateral Agent or the Administrative
Agent from the Borrower for the purpose of making such Erroneous Payment (including from amounts disbursed from the Collection Account).
(f)
To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent and the Collateral Agent for the return of any

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Erroneous Payment received, including without limitation waiver of any defense based on
“discharge for value” or any similar doctrine.
(g)
Each party’s obligations, agreements and waivers under this Section 12.07 shall survive the resignation or replacement of the Administrative Agent or the Collateral Agent, any
transfer of rights or obligations by, or the replacement of, a Lender, the termination of the
Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Facility Document.
Section 12.08.Instructions to Collateral Agent
(a)
The Collateral Agent shall be entitled to refrain from taking any action unless it has been instructed in writing by the Borrower (or the Collateral Manager on the Borrower’s
behalf), the Required Lenders or the Administrative Agent, as applicable, as it reasonably deems necessary. In the absence of gross negligence or willful misconduct by the Collateral Agent, the
Collateral Agent shall have no liability for any action (or forbearance from action) taken pursuant to such written instructions of the Borrower, the Collateral Manager, the Required Lenders or the
Administrative Agent, as applicable.
(b)
Whenever the Collateral Agent is entitled or required to receive or obtain any communications or information pursuant to or as contemplated by this Agreement, it shall be entitled to receive the same in writing, in form, content and medium reasonably acceptable to it and otherwise in accordance with any applicable term of this Agreement; and whenever any report or other information is required to be produced or distributed by the Collateral Agent it shall be in form, content and medium reasonably acceptable to it and the Borrower, and otherwise in accordance with any applicable term of this Agreement.
(c)
In case any reasonable question arises as to its duties hereunder, the Collateral
Agent may, so long as no Event of Default has occurred and is continuing, request instructions from the Collateral Manager and may, at any time, request instructions from the Administrative
Agent, and shall be entitled at all times to refrain from taking any action unless it has received instructions from the Collateral Manager or the Administrative Agent, as applicable. The
Collateral Agent shall, in the absence of gross negligence or willful misconduct by the Collateral
Agent, have no liability, risk or cost for any action taken pursuant to and in compliance with the instruction of the Administrative Agent.
Section 12.09.The Collateral Agent.
(a)
It is expressly acknowledged and agreed that the Collateral Agent is not guaranteeing the performance of or assuming any liability for the obligations of the other parties hereto or any portion of the Collateral.
(b)
The Collateral Agent shall not be responsible for the preparation or filing of any
UCC financing statements or continuation statements or the correctness of any financing statements filed in connection with this Agreement or the validity or perfection of any lien or security interest created pursuant to this Agreement.

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(c)
The Collateral Agent shall not be liable for interest on any money received by it except as the Collateral Agent may agree in writing with the Borrower. In no event shall the
Collateral Agent be liable for the selection of any investments or any losses in connection therewith (except in its capacity as obligor thereunder, if applicable), or for any failure of the relevant party to provide investment instruction to the Collateral Agent in connection with the investment of funds in or from any account set forth herein.
(d)
The Collateral Agent shall have no liability for any failure, inability or unwillingness on the part of the Collateral Manager, the Borrower, the Collateral Administrator
or the Administrative Agent to provide accurate and complete information on a timely basis to the Collateral Agent, or otherwise on the part of any such party to comply with the terms of this
Agreement, and shall have no liability for any inaccuracy or error in the performance or observance on the Collateral Agent’s part of any of its duties hereunder that is caused by or results from any such inaccurate, incomplete or untimely information received by it, or other failure on the part of any such other party to comply with the terms hereof.
(e)
The Collateral Agent shall have no duty to determine or inquire into the happening or occurrence of any event or contingency, and it is agreed that its duties hereunder are purely ministerial in nature.
(f)
Should any controversy arise between the undersigned with respect to the
Collateral held by the Collateral Agent, the Collateral Agent shall follow the instructions of the
Administrative Agent on behalf of the Secured Parties.
(g)
The powers conferred on the Collateral Agent hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for performing the obligations expressly imposed on the
Collateral Agent hereunder, the Collateral Agent shall have no duty as to any Collateral or responsibility for ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters or taking any steps to preserve rights against prior parties or other rights pertaining to any Collateral.
(h)
In order to comply with the laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including those relating to the funding of terrorist activities and money laundering, the Collateral Agent may be required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with the Collateral Agent. Accordingly, each of the parties hereto agrees to provide to the Collateral Agent upon its request from time to time such identifying information and documentation as may be available to such party in order to enable the Collateral Agent to comply with such requirements.
(i)  If Citibank or the Collateral Agent is also acting in another capacity, including as
Custodian or Securities Intermediary, the rights, protections, immunities and indemnities afforded to Citibank or the Collateral Agent pursuant to this Article XII shall also be afforded to
Citibank or the Collateral Agent acting in such capacities; provided that such rights, protections, benefits, immunities and indemnities shall be in addition to, and not in limitation of, any rights,

771643024 22723957
protections, benefits, immunities and indemnities provided in the Custodian Agreement, Account
Control Agreement or any other Facility Documents to which Citibank or the Collateral Agent in such capacity is a party.
(j)  The Collateral Agent shall not have any obligation to determine if a Collateral Loan meets the criteria specified in the definition of Eligible Collateral Loan or if the requirements set forth in the definition of “Deliver” have been satisfied.
(k)
The Collateral Administrator shall be entitled to the same rights, protections and indemnities as set forth with respect to the Collateral Agent in this Article XII.
(l)
Notwithstanding the foregoing, whenever reference is made in any Facility
Document to any action by, consent, designation, specification, requirement or approval of, notice, request or other communication from, or other direction given or action to be undertaken or to be
(or not to be) suffered or omitted by the Collateral Agent or to any election, decision, opinion, acceptance, use of judgment, expression of satisfaction or other exercise of discretion, rights or remedies to be made (or not to be made) by the Collateral Agent, it is understood that in all cases the Collateral Agent shall be acting, giving, withholding, suffering, omitting, making or otherwise undertaking and exercising the same (or shall not be undertaking and exercising the same) solely as directed in writing by the Administrative Agent acting at the instruction of the Required Lenders
(or such other Lenders or percentage thereof as shall be expressly required hereunder). The
Collateral Agent may at any time request instructions from the Administrative Agent with respect to any actions or approvals which, by the terms of this Agreement or any of the Facility
Documents, the Collateral Agent is permitted or required to take or to grant, and the Collateral
Agent shall be absolutely entitled to refrain from taking any such action or to withhold any such approval and shall not be under any liability whatsoever solely as a result thereof until it shall have received such instructions from the Administrative Agent acting at the direction of such
Lenders. The Collateral Agent shall not have any liability for any failure or delay in taking any actions contemplated above as a result of a failure or delay on the part of the requisite Lenders
(or the Administrative Agent on their behalf) to provide such instruction.
(m)
With respect to any notices, reports, requests for waiver, consent requests or any other requests relating to corporate actions affecting any Equity Securities (together, the “Bond
Corporate Actions”), the delivery of such shall be made solely via Citibank's corporate action notification system or such other reasonable notification method as implemented by the
Collateral Agent with notification to the Collateral Manager. In order to receive such Bond
Corporate Actions, the Collateral Manager may be required to register for an account with
Citibank's corporate action notification system. Neither the Collateral Agent nor the Collateral
Administrator shall have no obligation or liability with respect to any Bond Corporate Actions.
Section 12.10   Termination of Collateral Agent. The Collateral Agent may be
removed, with or without cause, by the Administrative Agent, with the consent of the Borrower
(if such removal is without cause) so long as no Event of Default has occurred and is continuing,
byatleast30days’noticegiveninwritingtotheCollateralAgent.
THE DOCUMENT CUSTODIAN

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Section 13.01.Designation of Document Custodian.
(a)
Initial Document Custodian. The role of Document Custodian with respect to the
Collateral Loans shall be conducted by the Person designated as Document Custodian hereunder from time to time in accordance with this Section 13.01. Until the Administrative Agent shall give to Citibank a Document Custodian Termination Notice, Citibank is hereby appointed as, and hereby accepts such appointment and agrees to perform the duties and obligations of,
Document Custodian pursuant to the terms hereof.
(b)
Successor Document Custodian.  Upon the Document Custodian’s receipt of a
Document Custodian Termination Notice from the Administrative Agent of the designation of a successor Document Custodian pursuant to the provisions of Section 13.05, the Document
Custodian agrees that it will terminate its activities as Document Custodian hereunder. Upon the resignation of the Document Custodian, the Administrative Agent shall appoint a successor
Document Custodian and if it does not do so within thirty days of the Document Custodian’s resignation, the Document Custodian may petition a court of competent jurisdiction for the appointment of a successor.
Section 13.02.Duties of Document Custodian.
(a)
Appointment.
Each of the Borrower and the Administrative Agent hereby
designate and appoint the Document Custodian to act as its agent and hereby authorizes the
Document Custodian to take such actions on its behalf and to exercise such powers and perform such duties as are expressly granted to the Document Custodian by this Agreement. The
Document Custodian hereby accepts such agency appointment to act as Document Custodian pursuant to the terms of this Agreement, until its resignation or removal as Document Custodian pursuant to the terms hereof. The Document Custodian shall have no duties hereunder except for those expressly contemplated by this Agreement to be performed by the Document Custodian.
By entering into, or performing its duties under, this Agreement, the Document Custodian shall not be deemed to assume any obligations or liabilities of the Borrower or the Collateral Manager under this Agreement, and nothing herein contained shall be deemed to release, terminate, discharge, limit, reduce, diminish, modify, amend or otherwise alter in any respect the duties, obligations or liabilities of the Borrower or the Collateral Manager under or pursuant to this
Agreement or any other Facility Document.
(b)
Duties.  On the Closing Date, and until its removal pursuant to Section 13.05, each of the Document Custodian and the Collateral Administrator, as applicable, shall perform, on behalf of the Administrative Agent and the other Secured Parties, the following duties and obligations:
(i)
The Document Custodian shall take and retain custody of, with respect to the Related Documents, any original promissory notes or original assignment agreements, and the Collateral Administrator shall take and retain custody of electronic copies of the
Related Documents (including any copies of promissory notes or assignment agreements)
and the Loan Checklist, in each case, delivered by the Borrower pursuant to Section 7.05 in accordance with the terms and conditions of this Agreement, in each case, for the benefit of the Secured Parties and subject to the Lien thereon in favor of the Collateral

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Agent, for the benefit of the Secured Parties. For the avoidance of doubt, any items in the
Related Documents or other items of Collateral that are delivered in electronic form shall be delivered solely to the Collateral Administrator. Within five Business
Days of its receipt of the Related Documents (including, in the case of promissory notes and assignment agreements, electronic copies of such items) and an electronic copy of the
Loan Checklist, the Collateral Administrator shall review the Related Documents delivered to it to confirm that, on their face, each item listed on the Loan Checklist required to be delivered to the Collateral Administrator pursuant to this Agreement has been delivered to the Collateral Administrator (the “Review Criteria”).In order to facilitate the foregoing review by the Collateral Administrator, in connection with each delivery of Related Documents hereunder to the Collateral Administrator, the Collateral
Manager shall provide to the Collateral Administrator an electronic file (in EXCEL or a comparable format acceptable to the Collateral Administrator) of the related Loan
Checklist that contains a list of all Related Documents. Notwithstanding anything herein to the contrary, the Collateral Administrator’s obligation to review the Related
Documents shall be limited to reviewing such Related Documents based on the information provided on the Loan Checklist and the Collateral Administrator shall be under no duty or obligation to inspect, review or examine any such documents, instruments or certificates to independently determine that they are genuine, enforceable, duly authorized or appropriate for the represented purpose, any assignment or endorsement is in proper form, or any document is other than what it purports to be on its face. If, at the conclusion of such review, the Collateral Administrator shall determine that any Review Criteria is not satisfied, the Collateral Administrator shall within one
Business Day notify the Collateral Manager and the Administrative Agent (which may be via email) of such determination and provide the Administrative Agent, the Collateral
Manager and the Borrower with a list of the non-complying Collateral Loans and the applicable Review Criteria that they fail to satisfy. The Collateral Manager shall have ten
Business Days to correct any non-compliance with any Review Criteria. In addition, if requested in writing in the form of Exhibit E by the Collateral Manager and approved by the Administrative Agent within ten Business Days of the Collateral Administrator’s notification to the Collateral Manager and the Administrative Agent of its review of the
Review Criteria, the Collateral Administrator shall return the Related Documents for any
Collateral Loan which fails to satisfy a Review Criteria to the Borrower. Other than the foregoing, the Document Custodian and the Collateral Administrator shall not have any responsibility for reviewing any Related Documents.
(ii)
In taking and retaining custody of the Related Documents, each of the
Document Custodian and the Collateral Administrator shall be deemed to be acting as the agent of the Secured Parties; provided that neither the Document Custodian nor the
Collateral Administrator makes any representations as to the existence, perfection or priority of any Lien on the Related Documents or the instruments therein; and provided, further, that each of the Document Custodian’s and the Collateral Administrator’s duties as agent shall be limited to those expressly contemplated herein and no implied obligations or responsibilities shall be read into this Agreement against or on the part of the DocumentCustodian or the Collateral Administrator, as applicable.

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(iii)
All  original  promissory notes  and  assignment  agreements  actually delivered to the Document Custodian shall be kept at 399 Park Avenue, Level “C” -
Securities Vault, New York, NY 10022, Attention: Mr. Keith Whyte, MSCC Funding I,
LLC, telephone: (212) 559-1207, or at such other office as shall be specified to the
Administrative Agent and the Collateral Manager by the Document Custodian. All such documents delivered to the Document Custodian must be sent by trackable courier service (e.g. UPS or Federal Express). All original promissory notes and assignment agreements shall be placed together with an appropriate identifying label and maintained in such a manner so as to permit retrieval and access. The Document Custodian shall segregate the original promissory notes and assignment agreements on its inventory system and will not commingle the physical promissory notes and assignment agreements with any other files of the Document Custodian.
(iv)
[Reserved].
(v)
[Reserved].
(vi)
Each of the Document Custodian and the Collateral Administrator may
assume the genuineness of any Related Document it may receive and the genuineness and due authority of any signatures appearing thereon, and shall be entitled to assume that each such Related Document it may receive is what it purports to be. If an original
“security” or “instrument” as defined in Section 8-102 and Section 9-102(a)(47) of the
UCC, respectively, is or shall be or become available with respect to any Collateral Loan to be held by the Document Custodian under this Agreement, it shall be the sole responsibility of the Borrower to make or cause delivery thereof to the Document
Custodian, and the Document Custodian shall not be under any obligation at any time to determine whether any such original security or instrument has been or is required to be issued or made available in respect of any Collateral Loan or to compel or cause delivery thereof to the Document Custodian.
(vii)
With respect to each Related Document which has been or will be
Delivered to the Document Custodian or the Collateral Administrator, as applicable, the
Document Custodian is acting exclusively as the custodian of the Secured Parties, and has no instructions to hold any Related Document for the benefit of any Person other than the Secured Parties and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In so taking and retaining custody of any Related
Documents, the Collateral Administrator shall be deemed to be acting for the purpose of perfecting the Collateral Agent’s security interest therein under the UCC. Except upon compliance with the provisions of Section 13.04, no Related Document shall be released from the possession of the Document Custodian or the Collateral Administrator.
(viii) Each of the Document Custodian and the Collateral Administrator shall accept only written instructions of a Responsible Officer of the Borrower or the
Collateral Manager concerning the use, handling and disposition of any Related
Documents Delivered to it.

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(ix)
With respect to the Related Documents, (i) any original promissory notes or original assignment agreements shall be delivered to the Document Custodian and (ii)
all other documents shall be delivered to the Collateral Administrator solely in electronic form, in each case for safekeeping pursuant to the terms of this Agreement. Except as explicitly set forth in this Agreement, neither the Document Custodian nor the Collateral
Administrator shall have any obligation to review the Related Documents delivered to it.
Notwithstanding any language to the contrary herein, except as expressly set forth herein, neither the Document Custodian nor the Collateral Administrator shall make no representations as to, and neither shall not be responsible to verify, (i) the validity, legality, ownership, title, perfection, priority, enforceability, due authorization, recordability, sufficiency for any purpose, or genuineness of any of the Related
Documents, (ii) whether the text of any assignment or endorsement is in proper or recordable form, (iii) whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, to independently determine that any document has actually been filed or recorded in the appropriate office (iv) that any document is other than what it purports to be on its face or (v) the collectibility, insurability, effectiveness or suitability of any such Collateral Obligation.
(x)
Each of the Document Custodian and the Collateral Administrator agree that, with respect to any Related Document at any time or times in its possession or held in its name, the Document Custodian or the Collateral Administrator, as applicable, shall be the agent and custodian of the Collateral Agent, for the benefit of the Secured Parties, for purposes of perfecting (to the extent not otherwise perfected) the Collateral Agent’s security interest in the Collateral and for the purpose of ensuring that such security interest is entitled to first priority status under the UCC.
(xi)
If, in performing its duties under this Agreement, the Document Custodian is required to decide between alternative courses of action, the Document Custodian may request written instructions from the Borrower or the Collateral Manager as to the course of action desired by it. If the Document Custodian does not receive such instructions within five Business Days after it has requested them, the Document Custodian may, but shall be under no duty to, take or refrain from taking any such courses of action. The
Document Custodian shall act in accordance with instructions received after such five-Business Day period except to the extent it has already taken, or committed itself to take, action inconsistent with such instructions. The Document Custodian shall be entitled to rely on the advice of legal counsel and independent accountants in performing its duties hereunder and shall be deemed to have acted in good faith if it acts in accordance with such advice.
Section 13.03. Merger or Consolidation. Any Person (i) into which the Document
Custodian may be merged or consolidated, (ii) that may result from any merger or consolidation to which the Document Custodian shall be a party, or (iii) that may succeed to the properties and assets of the Document Custodian substantially as a whole, which Person in any of the foregoing cases shall be the successor to the Document Custodian under this Agreement without further act of any of the parties to this Agreement.

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Section 13.04.Document Custodian Compensation. As compensation for its Document
Custodian activities hereunder, the Document Custodian shall be entitled to fees pursuant to the
Collateral Agent and Collateral Administrator Fee Letter.
The Document Custodian’s
entitlement to receive the fees under the Collateral Agent and Collateral Administrator Fee Letter
shall cease on the earlier to occur of: (i) its removal as Document Custodian pursuant to Section
13.05 or (ii) the termination of this Agreement. Upon termination of this Agreement or earlier resignation or removal of the Document Custodian, the Borrower shall pay to the Document
Custodian such compensation, and shall likewise reimburse the Document Custodian for its costs, expenses and disbursements, as may be due as of the date of such termination, resignation or removal, as the case may be. All indemnifications in favor of the Document Custodian under this Agreement shall survive the termination of this Agreement, or any resignation or removal of the Document Custodian. The Borrower agrees to pay or reimburse to the Document Custodian upon its request from time to time all costs, disbursements, advances, and expenses (including reasonable fees and expenses of legal counsel) incurred, in connection with the preparation or execution of this Agreement, or in connection with the transactions contemplated hereby or performance by the Document Custodian of its duties and services under this Agreement
(including costs and expenses of any action deemed necessary by the Document Custodian to collect any amounts owing to it under this Agreement) in accordance with the Priority of
Payments.
Section 13.05.Document Custodian Removal.
The Document Custodian may be
removed, with or without cause, by the Administrative Agent, with the consent of the Borrower
(if such removal is without cause) so long as no Event of Default has occurred and is continuing, by at least 30 days’ notice given in writing to the Document Custodian (the “Document
Custodian Termination Notice”); provided that notwithstanding its receipt of a Document
Custodian Termination Notice, the Document Custodian shall continue to act in such capacity
(and shall continue to be entitled to receive fees) until a successor Document Custodian has been appointed, has agreed to act as Document Custodian hereunder, and has received all Related
Documents held by the previous Document Custodian. If a successor Document Custodian is not appointed within thirty days of the Document Custodian’s receipt of notice of removal, the
Document Custodian may petition a court of competent jurisdiction for the appointment of a successor and shall be indemnified pursuant to Section 13.06(p) for the reasonable costs and expenses thereof.
Section 13.06.Limitation on Liability.
(a)  The Document Custodian may conclusively rely on and shall be fully protected in acting upon any certificate, instrument, opinion, notice, letter, telegram or other document delivered to it and that in good faith it reasonably believes to be genuine and that has been signed by the proper Person. The Document Custodian may rely conclusively on and shall be fully protected in acting upon the written instructions of any Responsible Officer of the
Administrative Agent.
(b)
The Document Custodian may consult counsel satisfactory to it and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any

771643024 22723957
action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice or opinion of such counsel.
(c)
The Document Custodian shall not be liable for any error of judgment, or for any act done or step taken or omitted by it, in good faith, or for any mistakes of fact or law, or for anything that it may do or refrain from doing in connection herewith except, notwithstanding anything to the contrary contained herein, in the case of its willful misconduct or grossly negligent performance or omission of its duties and in the case of its grossly negligent performance of its duties in taking and retaining custody of the Related Documents.
(d)  The Document Custodian makes no warranty or representation and shall have no responsibility to any Secured Party or any Person for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement or the other Facility Documents, and will not be required to and will not make any representations as to the validity or value of any of the Collateral. The Document Custodian shall not be obligated to take any legal action hereunder that might in its judgment involve any expense or liability unless it has been furnished with an indemnity reasonably satisfactory to it.
(e)
The Document Custodian shall have no duties or responsibilities except such duties and responsibilities as are specifically set forth in this Agreement and no covenants or obligations shall be implied in this Agreement against the Document Custodian.
(f)
The Document Custodian shall not be required to expend or risk its own funds in the performance of its duties hereunder or take any action that could in its judgment cause it to incur any cost, expenses or liability, unless it is provided indemnity acceptable to it against any such expenditure, risk, costs, expense or liability.
(g) It is expressly agreed and acknowledged that the Document Custodian is not guaranteeing performance of or assuming any liability for the obligations of the other parties hereto or any parties to the Collateral.
(h)
Without prejudice to the generality of the foregoing, the Document Custodian shall be without liability to the Borrower, Collateral Manager, the Administrative Agent or any
other Person for any damage or loss resulting from or caused by events or circumstances beyond the Document Custodian’s reasonable control, including, but not limited to, nationalization, expropriation, currency restrictions, the interruption, disruption or suspension of the normal procedures and practices of any securities market, power, mechanical, communications or other technological failures or interruptions, computer viruses or the like, fires, floods, earthquakes or other natural disasters, civil and military disturbance, acts of war or terrorism, riots, revolution, acts of God, work stoppages, strikes, national disasters of any kind, or other similar events or acts; errors by the Borrower, the Collateral Manager, Collateral Administrator or the
Administrative Agent (including any Responsible Officer of any thereof) in its instructions to the
Document Custodian; or changes in Applicable Law.
(i)
In the event that (i) the Borrower, Collateral Agent, the Collateral Administrator,
the Collateral Manager, the Administrative Agent, Lenders or Document Custodian shall be served by a third party with any type of levy, attachment, writ or court order with respect to any

771643024 22723957
Collateral Loan or Related Documents or (ii) a third party shall institute any court proceeding by which any Collateral Loan or Related Document shall be required to be delivered otherwise than in accordance with the provisions of this Agreement, the Person receiving such service shall promptly deliver or cause to be delivered to the other parties to this Agreement copies of all court papers, orders, documents and other materials concerning such proceedings.
The
Document Custodian or the Collateral Administrator, as applicable, shall, to the extent permitted by Law, continue to hold and maintain all the Related Documents that are the subject of such proceedings pending a final, non-appealable order of a court of competent jurisdiction permitting or directing disposition thereof.
Upon final determination of such court, the Document
Custodian or the Collateral Administrator, as applicable, shall dispose of such Related
Documents as directed by the Administrative Agent in writing, which shall give a direction consistent with such determination. Expenses of the Document Custodian and the Collateral
Administrator incurred as a result of such proceedings shall be borne by the Borrower.
(j)
In addition to, and without limiting, the rights, protections, indemnities and immunities afforded to the Document Custodian herein, the Document Custodian shall have the same rights, protections, indemnities and immunities as are offered the Collateral Agent under this Agreement.
(k)
In no event shall the Document Custodian be liable for special, indirect, punitive or consequential losses or damages of any kind whatsoever (including but not limited to lost profits) even if the Document Custodian has been advised of the likelihood of such damages and regardless of the form of such action.
(l)
Notwithstanding  any provision  to  the  contrary elsewhere in  the  Facility
Documents, neither the Document Custodian nor the Collateral Administrator shall have any fiduciary relationship with any party hereto or any Secured Party in its capacity as such, and no implied covenants, functions, obligations or responsibilities shall be read into this Agreement, the other Facility Documents or otherwise exist against the Document Custodian or the
Collateral Administrator. Without limiting the generality of the foregoing, it is hereby expressly agreed and stipulated by the other parties hereto that neither the Document Custodian nor the
Collateral Administrator shall be required to exercise any discretion hereunder and shall have no investment or management responsibility.
(m)
In case any reasonable question arises as to its duties hereunder, the Document
Custodian may, except during the continuance of an Event of Default or after the Final Maturity
Date, request instructions from the Collateral Manager and may, during the continuance of an
Event of Default or after the Final Maturity Date, request instructions from the Administrative
Agent, and shall be entitled at all times to refrain from taking any action unless it has received instructions from the Collateral Manager or the Administrative Agent, as applicable. The
Document Custodian shall in all events have no liability, risk or cost for any action taken pursuant to and in compliance with the instruction of the Administrative Agent, the Collateral
Manager or the Borrower.
(n)
The Document Custodian shall have no responsibility and shall have no liability for (i) preparing, recording, filing, re-recording or re-filing any financing statement, continuation statement, document, instrument or other notice in any public office at any time or times, (ii) the

771643024 22723957
correctness of any such financing statement, continuation statement, document or instrument or other such notice, (iii) taking any action to perfect or maintain the perfection of any security interest granted to it hereunder or otherwise or (iv) the validity or perfection of any such lien or security interest.
(o)
to receive a
The parties acknowledge and agree that the Document Custodian is not expecting significant number of original Related Documents. In the event the Document
Custodian receives an amount in excess of its expectation, as determined in its sole discretion, the Document Custodian may either appoint a sub-agent custodian, or require the Borrower to enter into a document custody agreement directly with a separate custodian, in respect of such original Related Documents.
(p)
The Borrower shall, and hereby agrees to, reimburse, indemnify and hold harmless the Document Custodian and its affiliates, directors, officers, shareholders, agents and employees for and from any and all Liabilities in respect of, or arising from any acts or omissions performed or omitted by the Document Custodian, its affiliates, directors, officers, shareholders, agents or employees pursuant to or in connection with the terms of this Agreement, or in the performance or observance of its duties or obligations under this Agreement; provided the same are in good faith and without willful misfeasance, fraud and/or gross negligence on the part of the Document Custodian or without reckless disregard of its duties hereunder. The obligations of the Borrower under this Section 13.06(p) shall survive the termination of this Agreement and any earlier resignation or removal of the Document Custodian.
Section 13.07. Resignation of the Document Custodian. The Document Custodian shall not resign from the obligations and duties hereby imposed on it except upon (a) at least 90 days'
written notice to the Borrower, the Collateral Manager, the Administrative Agent and each
Lender, or (b) the Document Custodian’s determination that (i) the performance of its duties hereunder is or becomes impermissible under Applicable Law and (ii) there is no reasonable action that the Document Custodian could take to make the performance of its duties hereunder permissible under Applicable Law. No such resignation shall become effective until a successor
Document Custodian shall have assumed the responsibilities and obligations of the Document
Custodian hereunder subject to Section 13.01(b).
Section 13.08.Release of Related Documents.
(a)
Release for Servicing. From time to time and as appropriate for the enforcement or servicing of any of the Collateral, the Document Custodian and the Collateral Administrator
are hereby authorized (unless and until such authorization is revoked by the Administrative
Agent) to, and shall, upon written receipt from the Collateral Manager of a request for release of documents and receipt in the form annexed hereto as Exhibit E, release to the Collateral Manager within two Business Days of receipt of such request, the applicable Related Documents delivered to it or the documents set forth in such request and receipt to the Collateral Manager. All documents so released to the Collateral Manager shall be held by the Collateral Manager in trust for the benefit of the Administrative Agent in accordance with the terms of this Agreement. The
Collateral Manager shall return to the Document Custodian or the Collateral Administrator, as
applicable, the Related Documents held by such party or other such documents (i) promptly upon the request of the Administrative Agent, or (ii) when the Collateral Manager’s need therefor in

771643024 22723957
connection with such enforcement or servicing no longer exists, unless the Collateral Loan shall be liquidated or sold, in which case, upon receipt of an additional request for release of documents and receipt certifying such liquidation or sale from the Collateral Manager to the
Document Custodian and the Collateral Administrator, as applicable, in the form annexed hereto as Exhibit E, the Collateral Manager’s request and receipt submitted pursuant to the first sentence of this subsection shall be released by the Document Custodian and the Collateral
Administrator, as applicable, to the Collateral Manager.
(b)
Release for Payment. Upon receipt by the Document Custodian or the Collateral
Administrator, as applicable, of the Collateral Manager’s request for release of documents and receipt in the form annexed hereto as Exhibit E (which certification shall include a statement to the effect that all amounts received in connection with such payment or repurchase have been credited to the Collection Account as provided in this Agreement), the Document Custodian or the Collateral Administrator, as applicable, shall promptly release the applicable Related
Documents to the Collateral Manager.
Section 13.09. Return of Related Documents. The Borrower may, with the prior written consent of the Administrative Agent (such consent not to be unreasonably withheld), require that the Document Custodian or the Collateral Administrator, as applicable, return each Related
Document (as applicable) held by it, respectively (a) delivered to the Document Custodian or the
Collateral Administrator, as applicable, in error, (b) as to which the Lien on the underlying assets securing such related Collateral Loan has been so released pursuant to Section 7.02, (c) that has been the subject of a discretionary sale or any sale of loan pursuant to Section 10.01 or substitution pursuant to Section 10.03 or (d) that is required to be redelivered to the Borrower in connection with the termination of this Agreement, in each case by submitting to the Document
Custodian or the Collateral Administrator, as applicable, and the Administrative Agent a written request in the form annexed hereto as Exhibit E (signed by both the Borrower and the
Administrative Agent) specifying the Collateral to be so returned and reciting that the conditions to such release have been met (and specifying the Section or Sections of this Agreement being relied upon for such release). The Document Custodian or the Collateral Administrator, as
applicable, shall upon its receipt of each such request for return executed by the Borrower and the Administrative Agent promptly, but in any event within two Business Days, return the
Related Documents so requested to the Borrower.
Section 13.10.Access to Certain Documentation and Information
Collateral; Audits.
Regarding the
(a)The Collateral Manager, the Collateral Administrator and
Custodian, as applicable, shall provide to the Administrative Agent access the Document
to the Related
Documents and all other documentation regarding the Collateral in the possession of or under the control of the Document Custodian or the Collateral Administrator, as applicable, including in such cases where the Administrative Agent is required in connection with the enforcement of the rights or interests of the Secured Parties, or by Applicable Law, to review such documentation, such access being afforded without charge (but, with respect to the Document Custodian and the
Collateral Administrator, at the expense of the Borrower) but only (i) upon two Business Days’
prior written request, (ii) during normal business hours and (iii) subject to the Collateral
Manager’s, the Collateral Administrator’s and Document Custodian’s normal security and

771643024 22723957
confidentiality procedures; provided that the Administrative Agent may, and shall upon request of any Lender, permit each Lender to be included on any such review, and shall use reasonably commercial efforts to schedule any review on a day when Lenders desiring to participate in such review may be included. From time to time at the discretion of the Administrative Agent, the
Administrative Agent may review the Collateral Manager’s collection and administration of the
Collateral in order to assess compliance by the Collateral Manager with Article XI and may conduct an audit of the Collateral, and Related Documents in conjunction with such a review.
Such review shall be reasonable in scope and shall be completed in a reasonable period of time.
(b)  Without limiting the foregoing provisions of Section 13.10(a), from time to time on request of the Administrative Agent and upon reasonable prior written notice to the Document
Custodian or the Collateral Administrator, as applicable, each of the Document Custodian and the Collateral Administrator shall permit certified public accountants or other independent auditors acceptable to the Administrative Agent during normal business hours to conduct a review of the Related Documents held by such party and all other documentation regarding the
Collateral in the possession of or under the control of the Document Custodian or the Collateral
Administrator, as applicable. Up to two such reviews per fiscal year shall be at the expense of the Borrower and additional reviews in a fiscal year shall be at the expense of the requesting
Lender(s); provided that, after the occurrence and during the continuance of an Event of Default, any such reviews, regardless of frequency, shall be at the expense of the Borrower.
Section 13.11.Representations and Warranties of the Document Custodian.
Document Custodian represents and warrants as follows:
The
(a)
Organization; Power and Authority. It is a duly organized and validly existing national banking association in good standing under the Laws of the United States. It has full corporate power, authority and legal right to execute, deliver and perform its obligations as
Document Custodian under this Agreement.
(b)
Due Authorization.
The execution and delivery of this Agreement and the
consummation of the transactions provided for herein have been duly authorized by all necessary association action on its part, either in its individual capacity or as Document Custodian, as the case may be.
(c)
No Conflict. The execution and delivery of this Agreement, the performance of the transactions contemplated hereby and the fulfillment of the terms hereof will not conflict with, result in any breach of its articles of incorporation or bylaws.
(d)
No Violation. The execution and delivery of this Agreement, the performance of the transactions contemplated hereby and the fulfillment of the terms hereof will not conflict with or violate, in any material respect, any Applicable Law as to the Document Custodian.
(e)  All Consents Required. All approvals, authorizations, consents, orders or other actions of any Governmental Authority applicable to the Document Custodian, required in connection with the execution and delivery of this Agreement, the performance by the Document
Custodian of the transactions contemplated hereby and the fulfillment by the Document
Custodian of the terms hereof have been obtained.

771643024 22723957
(f)
Validity. The Agreement constitutes the legal, valid and binding obligation of the
Document Custodian, enforceable against the Document Custodian in accordance with its terms, except as such enforceability may be limited by applicable Bankruptcy Code and general principles of equity (whether considered in a suit at law or in equity).
ARTICLE XIV
THE CUSTODIAN
Section 14.01.Designation of Custodian.
(a)
Initial Custodian. The role of Custodian with respect to the Collateral Loans shall be conducted by the Person designated as Custodian hereunder from time to time in accordance with this Section 14.01. Until the Administrative Agent shall give to Citibank a Custodian
Termination Notice, Citibank is hereby appointed as, and hereby accepts such appointment and agrees to perform the duties and obligations of, Custodian pursuant to the terms hereof.
(b)
Successor Custodian. Upon the Custodian’s receipt of a Custodian Termination
Notice from the Administrative Agent of the designation of a successor Custodian pursuant to the provisions of Section 14.05, the Custodian agrees that it will terminate its activities as
Custodian hereunder. Upon the resignation of the Custodian, the Administrative Agent shall appoint a successor Custodian and if it does not do so within thirty days of the Custodian’s resignation, the Custodian may petition a court of competent jurisdiction for the appointment of a successor.
Section 14.02.Duties of Custodian.
(a)
Appointment.
Each of the Borrower and the Administrative Agent hereby
designate and appoint the Custodian to act as its agent and hereby authorizes the Custodian to take such actions on its behalf and to exercise such powers and perform such duties as are expressly granted to the Custodian by this Agreement.  The Custodian hereby accepts such agency appointment to act as Custodian pursuant to the terms of this Agreement, until its resignation or removal as Custodian pursuant to the terms hereof. The Custodian shall have no duties hereunder except for those expressly contemplated by this Agreement to be performed by the Custodian. By entering into, or performing its duties under, this Agreement, the Custodian shall not be deemed to assume any obligations or liabilities of the Borrower or the Collateral
Manager under this Agreement, and nothing herein contained shall be deemed to release, terminate, discharge, limit, reduce, diminish, modify, amend or otherwise alter in any respect the duties, obligations or liabilities of the Borrower or the Collateral Manager under or pursuant to this Agreement or any other Facility Document.
Section 14.03. Merger or Consolidation. Any Person (i) into which the Custodian may be merged or consolidated, (ii) that may result from any merger or consolidation to which the
Custodian shall be a party, or (iii) that may succeed to the properties and assets of the Custodian substantially as a whole, which Person in any of the foregoing cases shall be the successor to the
Custodian under this Agreement without further act of any of the parties to this Agreement.

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Section 14.04. Custodian Compensation~~Custodian Compensation~~. As compensation for its Custodian activities hereunder, the Custodian shall be entitled to fees pursuant to the
Collateral Agent and Collateral Administrator Fee Letter. The Custodian’s entitlement to receive the fees under the Collateral Agent and Collateral Administrator Fee Letter shall cease on the earlier to occur of: (i) its removal as Custodian pursuant to Section 14.05 or (ii) the termination of this Agreement. Upon termination of this Agreement or earlier resignation or removal of the
Custodian, the Borrower shall pay to the Custodian such compensation, and shall likewise reimburse the Custodian for its costs, expenses and disbursements, as may be due as of the date of such termination, resignation or removal, as the case may be. All indemnifications in favor of the Custodian under this Agreement shall survive the termination of this Agreement, or any resignation or removal of the Custodian. The Borrower agrees to pay or reimburse to the
Custodian upon its request from time to time all costs, disbursements, advances, and expenses
(including reasonable fees and expenses of legal counsel) incurred, in connection with the preparation or execution of this Agreement, or in connection with the transactions contemplated hereby or performance by the Custodian of its duties and services under this Agreement
(including costs and expenses of any action deemed necessary by the Custodian to collect any amounts owing to it under this Agreement) in accordance with the Priority of Payments.
Section 14.05.Custodian  Removal~~Custodian  Removal~~.
The  Custodian  may  be
removed, with or without cause, by the Administrative Agent, with the consent of the Borrower
(if such removal is without cause) so long as no Event of Default has occurred and is continuing, by at least 30 days’ notice given in writing to the Custodian (the “Custodian Termination
Notice”); provided that notwithstanding its receipt of a Custodian Termination Notice, the
Custodian shall continue to act in such capacity (and shall continue to be entitled to receive fees)
until a successor Custodian has been appointed, has agreed to act as Custodian hereunder, and has received all Related Documents held by the previous Custodian. If a successor Custodian is not appointed within thirty days of the Custodian’s receipt of notice of removal, the Custodian may petition a court of competent jurisdiction for the appointment of a successor and shall be indemnified pursuant to Section 14.06(o) for the reasonable costs and expenses thereof.
Section 14.06.Limitation on Liability.
(a)
The Custodian may conclusively rely on and shall be fully protected in acting upon any certificate, instrument, opinion, notice, letter, telegram or other document delivered to it and that in good faith it reasonably believes to be genuine and that has been signed by the proper Person. The Custodian may rely conclusively on and shall be fully protected in acting upon the written instructions of any designated officer of the Administrative Agent.
(b)  The Custodian may consult counsel satisfactory to it and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice or opinion of such counsel.
(c)
The Custodian shall not be liable for any error of judgment, or for any act done or step taken or omitted by it, in good faith, or for any mistakes of fact or law, or for anything that it may do or refrain from doing in connection herewith except, notwithstanding anything to the contrary contained herein, in the case of its willful misconduct or grossly negligent performance

771643024 22723957
or omission of its duties and in the case of its grossly negligent performance of its duties in taking and retaining custody of the Related Documents.
(d) The Custodian makes no warranty or representation and shall have no responsibility to any Secured Party or any Person for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement or the other Facility Documents, and will not be required to and will not make any representations as to the validity or value of any of the Collateral. The Custodian shall not be obligated to take any legal action hereunder that might in its judgment involve any expense or liability unless it has been furnished with an indemnity reasonably satisfactory to it.
(e)
The Custodian shall have no duties or responsibilities except such duties and responsibilities as are specifically set forth in this Agreement and no covenants or obligations shall be implied in this Agreement against the Custodian.
(f)
The Custodian shall not be required to expend or risk its own funds in the performance of its duties hereunder or take any action that could in its judgment cause it to incur any cost, expenses or liability, unless it is provided indemnity acceptable to it against any such expenditure, risk, costs, expense or liability.
(g)
It is expressly agreed and acknowledged that the Custodian is not guaranteeing performance of or assuming any liability for the obligations of the other parties hereto or any parties to the Collateral.
(h)
Without prejudice to the generality of the foregoing, the Custodian shall be without liability to the Borrower, Collateral Manager, the Administrative Agent or any other
Person for any damage or loss resulting from or caused by events or circumstances beyond the
Custodian’s reasonable control, including nationalization, expropriation, currency restrictions, the interruption, disruption or suspension of the normal procedures and practices of any securities market, power, mechanical, communications or other technological failures or interruptions, computer viruses or the like, fires, floods, earthquakes or other natural disasters, civil and military disturbance, acts of war or terrorism, riots, revolution, acts of God, work stoppages, strikes, national disasters of any kind, or other similar events or acts; errors by the
Borrower, the Collateral Manager, Collateral Administrator or the Administrative Agent
(including any Responsible Officer of any thereof) in its instructions to the Custodian; or
changes in Applicable Law.
(i)  In the event that (i) the Borrower, Collateral Agent, the Collateral Administrator,
the Collateral Manager, the Administrative Agent, Lenders or Custodian shall be served by a third party with any type of levy, attachment, writ or court order with respect to any Collateral
Loan or Related Documents or (ii) a third party shall institute any court proceeding by which any
Collateral Loan or Related Document shall be required to be delivered otherwise than in accordance with the provisions of this Agreement, the Person receiving such service shall promptly deliver or cause to be delivered to the other parties to this Agreement copies of all court papers, orders, documents and other materials concerning such proceedings.
The
Custodian shall, to the extent permitted by Law, continue to hold and maintain all the Related
Documents that are the subject of such proceedings pending a final, non-appealable order of a

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court of competent jurisdiction permitting or directing disposition thereof.
Upon final
determination of such court, the Custodian shall dispose of such Related Documents as directed by Administrative Agent in writing, which shall give a direction consistent with such determination. Expenses of the Custodian incurred as a result of such proceedings shall be borne by the Borrower.
(j)
immunities
protections,
Agreement.
In addition to, and without limiting, the rights, protections, indemnities and afforded to the Custodian herein, the Custodian shall have the same rights, indemnities and immunities as are offered the Collateral Agent under this
(k)
In no event shall the Custodian be liable for special, exemplary, indirect, punitive or consequential losses or damages of any kind whatsoever (including but not limited to lost profits) even if the Custodian has been advised of the likelihood of such damages and regardless of the form of such action.
(l)
Notwithstanding  any provision  to  the  contrary elsewhere in  the  Facility
Documents, the Custodian shall not have any fiduciary relationship with any party hereto or any
Secured Party in its capacity as such, and no implied covenants, functions, obligations or responsibilities shall be read into this Agreement, the other Facility Documents or otherwise exist against the Custodian. Without limiting the generality of the foregoing, it is hereby expressly agreed and stipulated by the other parties hereto that the Custodian shall not be required to exercise any discretion hereunder and shall have no investment or management responsibility.
(m)
In case any reasonable question arises as to its duties hereunder, the Custodian may, except during the continuance of an Event of Default or after the Final Maturity Date, request instructions from the Collateral Manager and may, during the continuance of an Event of
Default or after the Final Maturity Date, request instructions from the Administrative Agent, and shall be entitled at all times to refrain from taking any action unless it has received instructions from the Collateral Manager or the Administrative Agent, as applicable. The Custodian shall in all events have no liability, risk or cost for any action taken pursuant to and in compliance with the instruction of the Administrative Agent, the Collateral Manager or the Borrower.
(n) The Custodian shall have no responsibility and shall have no liability for (i)
preparing, recording, filing, re-recording or re-filing any financing statement, continuation statement, document, instrument or other notice in any public office at any time or times, (ii) the correctness of any such financing statement, continuation statement, document or instrument or other such notice, (iii) taking any action to perfect or maintain the perfection of any security interest granted to it hereunder or otherwise or (iv) the validity or perfection of any such lien or security interest.
(o)
The Borrower shall, and hereby agrees to, reimburse, indemnify and hold harmless the Custodian and its affiliates, directors, officers, shareholders, agents and employees for and from any and all Liabilities in respect of, or arising from any acts or omissions performed or omitted by the Custodian, its affiliates, directors, officers, shareholders, agents or employees pursuant to or in connection with the terms of this Agreement, or in the performance or

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observance of its duties or obligations under this Agreement; provided the same are in good faith and without willful misfeasance, fraud and/or gross negligence on the part of the Custodian or without reckless disregard of its duties hereunder. The obligations of the Borrower under this
Section 14.06(0) shall survive the termination of this Agreement and any earlier resignation or removal of the Custodian.
Section 14.07.Resignation of the Custodian~~Resignation of the Custodian~~.
The
Custodian shall not resign from the obligations and duties hereby imposed on it except upon (a)
at least 90 days’ written notice to the Borrower, the Collateral Manager, the Administrative
Agent and each Lender, or (b) the Custodian’s determination that (i) the performance of its duties hereunder is or becomes impermissible under Applicable Law and (ii) there is no reasonable action that the Custodian could take to make the performance of its duties hereunder permissible under Applicable Law. No such resignation shall become effective until a successor Custodian shall have assumed the responsibilities and obligations of the Custodian hereunder subject to
Section 14.01(b).
Section 14.08.Access to Certain Documentation and Information Regarding the
Collateral; Audits.
(a)
The Collateral Manager and the Custodian shall provide to the Administrative
Agent access to the Related Documents and all other documentation regarding the Collateral in the possession of or under the control of the Custodian including in such cases where the
Administrative Agent is required in connection with the enforcement of the rights or interests of the Secured Parties, or by Applicable Law, to review such documentation, such access being afforded without charge (but, with respect to the Custodian, at the expense of the Borrower) but only (i) upon two Business Days’ prior written request, (ii) during normal business hours and
(iii) subject to the Collateral Manager’s and Custodian’s normal security and confidentiality procedures; provided that the Administrative Agent may, and shall upon request of any Lender, permit each Lender to be included on any such review, and shall use reasonably commercial efforts to schedule any review on a day when Lenders desiring to participate in such review may be included. From time to time at the discretion of the Administrative Agent, the Administrative
Agent may review the Collateral Manager’s collection and administration of the Collateral in order to assess compliance by the Collateral Manager with Article XI and may conduct an audit of the Collateral, and Related Documents in conjunction with such a review. Such review shall be reasonable in scope and shall be completed in a reasonable period of time.
(b)  Without limiting the foregoing provisions of Section 14.08(a), from time to time on request of the Administrative Agent and upon reasonable prior written notice to the
Custodian, the Custodian shall permit certified public accountants or other independent auditors acceptable to the Administrative Agent during normal business hours to conduct a review of the
Related Documents and all other documentation regarding the Collateral in the possession of or under the control of the Custodian. Up to two such reviews per fiscal year shall be at the expense of the Borrower and additional reviews in a fiscal year shall be at the expense of the requesting Lender(s); provided that, after the occurrence and during the continuance of an Event of Default, any such reviews, regardless of frequency, shall be at the expense of the Borrower.

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Section 14.09.Representations and Warranties of the Custodian~~.The Custodian~~
~~represents and warrants as follows:~~. The Custodian represents and warrants as follows:
(a)
Organization; Power and Authority. It is a duly organized and validly existing national banking association in good standing under the Laws of the United States. It has full corporate power, authority and legal right to execute, deliver and perform its obligations as
Custodian under this Agreement.
(b)
Due Authorization.
The execution and delivery of this Agreement and the
consummation of the transactions provided for herein have been duly authorized by all necessary association action on its part, either in its individual capacity or as Custodian, as the case may be.
(c)
No Conflict. The execution and delivery of this Agreement, the performance of the transactions contemplated hereby and the fulfillment of the terms hereof will not conflict with, result in any breach of its articles of incorporation or bylaws.
(d)
No Violation. The execution and delivery of this Agreement, the performance of the transactions contemplated hereby and the fulfillment of the terms hereof will not conflict with or violate, in any material respect, any Applicable Law as to the Custodian.
(e)
All Consents Required. All approvals, authorizations, consents, orders or other actions of any Governmental Authority applicable to the Custodian, required in connection with the execution and delivery of this Agreement, the performance by the Custodian of the transactions contemplated hereby and the fulfillment by the Custodian of the terms hereof have been obtained.
(f)  Validity. The Agreement constitutes the legal, valid and binding obligation of the
Custodian, enforceable against the Custodian in accordance with its terms, except as such enforceability may be limited by applicable Bankruptcy Code and general principles of equity
(whether considered in a suit at law or in equity).
ARTICLE XV
THE COLLATERAL ADMINISTRATOR
Section 15.01. Powers and Duties of Collateral Administrator. (a) Virtus Group, LP
shall act as Collateral Administrator pursuant to the terms of this Agreement, until Virtus Group,
LP’s resignation or removal as Collateral Administrator pursuant to Section 15.04 hereof. In such capacity, the Collateral Administrator shall assist the Borrower and the Collateral Manager by providing to the Borrower and the Collateral Manager (and, where applicable, the Borrower’s
Independent Accountants) certain reports, calculations and other data (as may be mutually agreed upon by the parties hereto), based upon information and data received from the Borrower and/or
Collateral Manager, which reports, calculations and other data the Borrower or the Collateral
Manager on its behalf, and/or the Collateral Administrator is required to prepare and deliver (or which are necessary to be performed in order that certain reports and calculations can be performed as required) under Section 8.06. Virtus Group, LP’s duties and authority to act as
Collateral Administrator hereunder are limited to the duties and authority specifically set forth in this Agreement. By entering into, or performing its duties under, this Agreement, the Collateral

771643024 22723957
Administrator shall not be deemed to assume any obligations or liabilities of the Borrower or the
Collateral Manager under this Agreement, and nothing herein contained shall be deemed to release, terminate, discharge, limit, reduce, diminish, modify, amend or otherwise alter in any respect the duties, obligations or liabilities of the Borrower or the Collateral Manager under or pursuant to this Agreement or any other Facility Document.
(b)
The Collateral Manager and the Borrower shall cooperate with the Collateral
Administrator in connection with the matters described herein, including the confirmation by the
Collateral Administrator of the calculations contained in the Monthly Reports or otherwise reasonably requested hereunder. Without limiting the generality of the foregoing, the Collateral
Manager shall advise in a timely manner the Collateral Administrator of the results of any determinations required or permitted to be made by it or the Borrower under this Agreement and supply the Collateral Administrator with such other information (in a mutually agreeable format)
as is maintained by or on behalf of the Collateral Manager that the Collateral Administrator may from time to time reasonably request with respect to the Collateral and reasonably needed to perform its obligations hereunder or required to permit the Collateral Administrator to perform its obligations hereunder (including the Collateral Manager’s determinations of Market Value,
Aggregate Collateral Balance, Concentration Limitations and the Borrowing Base, as applicable)
and any other information that may be reasonably required under this Agreement with respect to a Collateral Loan (including as to its designation as a Defaulted Collateral Loan, Ineligible
Collateral Loan, Equity Security or Credit Improved Loan).
(c)  If, in performing its duties under this Agreement, the Collateral Administrator is required to decide between alternative courses of action, the Collateral Administrator may request written instructions from the Borrower or the Collateral Manager as to the course of action desired by it. If the Collateral Administrator does not receive such instructions within five
Business Days after it has requested them, the Collateral Administrator may, but shall be under no duty to, take or refrain from taking any such courses of action. The Collateral Administrator shall act in accordance with instructions received after such five-Business Day period except to the extent it has already taken, or committed itself to take, action inconsistent with such instructions. The Collateral Administrator shall be entitled to rely on the advice of legal counsel and independent accountants in performing its duties hereunder and shall be deemed to have acted in good faith if it acts in accordance with such advice.
(d)
Nothing herein shall prevent the Collateral Administrator or any of its Affiliates
from engaging in other businesses or from rendering services of any kind to any Person.
Section 15.02.Compensation~~Compensation~~.
The Borrower agrees to pay, and the
Collateral Administrator shall be entitled to receive, compensation for the Collateral
Administrator’s performance of the duties called for herein as provided in the Collateral Agent and Collateral Administrator Fee Letter. The Borrower agrees to pay or reimburse to the
Collateral Administrator upon its request from time to time all reasonable and documented out-of-pocket costs, disbursements, advances, and expenses (including reasonable fees and expenses of legal counsel) incurred in connection with the preparation or execution of this
Agreement, or in connection with the transactions contemplated hereby or the administration of this Agreement or performance by the Collateral Administrator of its duties and services under this Agreement (including costs and expenses of any action deemed necessary by the Collateral

771643024 22723957
Administrator to collect any amounts owing to it under this Agreement). All payments hereunder, including, but not limited to indemnities, shall be paid in accordance with the Priority of Payments.
Section 15.03.Limitation
ofResponsibility
of
the
Collateral
Administrator;
Indemnification. (a) The Collateral Administrator will have no responsibility under this
Agreement other than to render the services expressly called for hereunder in good faith and without willful misfeasance or gross negligence. The Collateral Administrator shall incur no liability to anyone in acting upon any signature, instrument, statement, notice, resolution, request, direction, consent, order, certificate, report, opinion, bond or other document or paper reasonably believed by it to be genuine and reasonably believed by it to be signed by the proper
Person. The Collateral Administrator may exercise any of its rights or powers hereunder or perform any of its duties hereunder either directly or by or through agents or attorneys, and the
Collateral Administrator shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed hereunder with due care by it.
Neither the Collateral
Administrator nor any of its affiliates, directors, officers, shareholders, agents or employees will be liable to the Collateral Manager, the Borrower or any other Person, except by reason of acts or omissions by the Collateral Administrator constituting willful misfeasance or gross negligence.
The Collateral Administrator shall in no event have any liability for the actions or omissions of the Borrower, the Collateral Manager or any other Person, and shall have no liability for any inaccuracy or error in any duty performed by it that results from or is caused by inaccurate, untimely or incomplete information or data received by it from the Borrower, the Collateral
Manager or another Person except to the extent that such inaccuracies or errors are caused by the
Collateral Administrator’s own willful misconduct or gross negligence.
The Collateral
Administrator shall not be liable for failing to perform or delay in performing its specified duties hereunder which results from or is caused by a failure or delay on the part of the Borrower, the
Collateral Manager or another Person in furnishing necessary, timely and accurate information to the Collateral Administrator. The duties and obligations of the Collateral Administrator and its employees or agents shall be determined solely by the express provisions of this Agreement and they shall not be under any obligation or duty except for the performance of such duties and obligations as are specifically set forth herein, and no implied covenants shall be read into this
Agreement against them. The Collateral Administrator may consult with counsel and shall be protected in and shall have no liability as a result of any action reasonably taken in good faith in accordance with the advice of such counsel.
(b)
The Collateral Administrator may rely conclusively on and shall be fully protected in acting or refraining from acting upon any notice, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, note, electronic communication or other paper or other document (including telecopier or other electronically transmitted instructions, documents or information) furnished to it hereunder and reasonably believed by it in good faith to be genuine. The Collateral Administrator shall not be liable for any action taken by it in good faith and reasonably believed by it to be within the discretion or powers conferred upon it, or taken by it pursuant to any direction or instruction by which it is governed hereunder, or omitted to be taken by it by reason of the lack of direction or instruction required hereby for such action.
The Collateral Administrator shall not be bound to make any investigation into the facts or matters stated in any certificate, report, resolution, instrument, opinion, consent, order, approval, bond or other document. Under no circumstances shall the Collateral Administrator be liable for

771643024 22723957
indirect, punitive, special or consequential loss or damages of any kind whatsoever (including, but not limited to, lost profits) under or pursuant to this Agreement, its duties or obligations hereunder or arising out of or relating to the subject matter hereof even if the Collateral
Administrator has been advised of the likelihood of such damages and regardless of the form of such action. In no event shall the Collateral Administrator be responsible or liable for any failure or delay in the performance of its obligations hereunder because of circumstances beyond its control, including, but not limited to, acts of god, lockouts, riots, acts of war, epidemics, acts of terrorism; civil or military disturbances; sabotage, epidemics, diseases, quarantines, national emergencies, interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications services; labor disputes; acts of civil or military authority or governmental action, governmental regulations imposed after the fact, fire, flood, communication line failures, computer viruses, power failures, earthquakes or other disasters, governmental regulations imposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters. It is expressly acknowledged by the Borrower and the Collateral
Manager that application and performance by the Collateral Administrator of its various duties hereunder (including recalculations to be performed in respect of the matters contemplated hereby) shall be based upon, and in reliance upon, data and information provided to it by the
Collateral Manager (and/or the Borrower) with respect to the Collateral, and the Collateral
Administrator shall have no responsibility for the accuracy or completeness of any such information or data provided to it by such Persons. Nothing herein shall impose or imply any duty or obligation on the part of the Collateral Administrator to verify, investigate or audit any such information or data, or to determine or monitor on an independent basis whether any obligor under the Collateral is in default or in compliance with the underlying documents governing or securing such securities, from time to time, the role of the Collateral Administrator hereunder being solely to perform certain mathematical computations and data comparisons and to provide certain reports and other deliveries, as provided herein.
(c)
The Borrower shall, and hereby agrees to, reimburse, indemnify and hold harmless the Collateral Administrator and its affiliates, directors, officers, shareholders, agents and employees for and from any and all Liabilities in respect of, or arising from any acts or omissions performed or omitted by the Collateral Administrator, its affiliates, directors, officers, shareholders, agents or employees pursuant to or in connection with the terms of this Agreement, or in the performance or observance of its duties or obligations under this Agreement; provided the same are in good faith and without willful misfeasance, fraud and/or gross negligence on the part of the Collateral Administrator or without reckless disregard of its duties hereunder. The obligations of the Borrower under this Section 15.03(c) shall survive the termination of this
Agreement and any earlier resignation or removal of the Collateral Administrator.
(d)
Nothing  herein  shall  obligate  the  Collateral  Administrator  to  determine independently the correct characterization or categorization of any item of Collateral, or to evaluate or verify the Collateral Manager’s characterization of any item of Collateral including whether any item of Collateral is a Defaulted Collateral Loan, Ineligible Collateral Loan, Equity
Security, Covenant Lite Loan, Current Modified Loan, Delayed Drawdown Collateral Loan, DIP
Loan, Discount Collateral Loan, Eligible Collateral Loan, First Lien/Last Out Loan, First Lien
Loan, Fixed Rate Loan, Floating Rate Loan, Floor Loan, Government Security, Haircut
Collateral Loan, Haircut Level 1 Collateral Loan, Haircut Level 2 Collateral Loan, Haircut Level
3 Collateral Loan, Haircut Level 4 Collateral Loan, Listed Collateral Loan, Partial PIK Loan,

771643024 22723957
PIK Loan, Revolving Collateral Loan, Scheduled Split First Lien Loan, Second Lien Loan, Split
First Lien Loan, Split Lien Loan, Stretch Senior Loan, Structured Finance Obligation, Substitute
Loan, Zero Coupon Obligation or Credit Improved Loan, any such determination being based exclusively upon notification the Collateral Administrator receives from the Collateral Manager and nothing herein shall obligate the Collateral Administrator to review or examine any underlying instrument or contract evidencing, governing or guaranteeing or securing any
Collateral Loan in order to verify, confirm, audit or otherwise determine any characteristic thereof. In addition, the Collateral Manager shall notify the Collateral Administrator of any amendment or modification of a Collateral Loan. The Collateral Manager shall review and verify the contents of the aforesaid reports. To the extent any of the information in such reports, instructions or certificates conflicts with information, data or calculations in the records of the
Collateral Manager, the Collateral Manager shall notify the Collateral Administrator of such discrepancy and use commercially reasonable efforts to assist the Collateral Administrator in reconciling such discrepancy, failing which the determination of the Collateral Manager shall prevail. The Collateral Agent and the Collateral Administrator shall cooperate with the Collateral
Manager in connection with the Collateral Manager’s review of the contents of the aforesaid reports, instruction and certificates and will use commercially reasonable efforts to provide such items to the Collateral Manager within a reasonably sufficient time (as agreed between the
Collateral Manager, the Collateral Agent and the Collateral Administrator) prior to any applicable due date to enable such review. The Collateral Administrator shall have no obligation to prepare a Borrowing Base Calculation Statement, or determine the Borrowing Base. Other than as expressly set forth herein, nothing herein shall obligate the Collateral Administrator to review or examine any underlying instrument or contract evidencing, governing or guaranteeing or securing any Collateral Loan in order to verify, confirm, audit or otherwise determine any characteristic thereof.
(e)
Without limiting the generality of any terms of this Section 15.03, the Collateral
Administrator shall have no liability for any failure, inability or unwillingness on the part of the
Collateral Manager or Borrower (or Collateral Agent, if not the same Person as the Collateral
Administrator) to provide accurate and complete information on a timely basis to the Collateral
Administrator, or otherwise on the part of any such Person to comply with the terms of this
Agreement and shall have no liability for any inaccuracy or error in the performance or observance on the Collateral Administrator’s part of any of its duties hereunder that is caused by or results from any such inaccurate, incomplete or untimely information received by it, or other failure on the part of any such other Person to comply with the terms hereof.
(f)
In addition to, and without limiting, the rights, protections, indemnities and immunities afforded to the Collateral Administrator herein, the Collateral Administrator shall have the same rights, protections, indemnities and immunities as are offered the Collateral Agent under this Agreement.
(g)  The Collateral Administrator shall have no obligation to determine the outstanding amounts due and payable in respect of the Advances or the calculation or verification of any Benchmark in respect thereof, and in each case shall entitled to conclusively rely upon information provided by the Administrative Agent in respect of such items.

771643024 22723957
(h)
The Collateral Administrator shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Collateral Administrator, unless it shall be proven that the Collateral Administrator was grossly negligent in ascertaining the pertinent facts.
(i)
No provision of this Agreement shall require the Collateral Administrator to expend or risk its own funds or otherwise incur any financial or other liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers contemplated hereunder, if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not reasonably assured to it unless such risk or liability relates to the performance of its ordinary services under this Agreement.
(j)
The Collateral Administrator shall have no obligation to determine the Market
Value or the price of any Collateral in connection with any actions or duties under this
Agreement.
(k)
Neither the Collateral Administrator nor any of its directors, officers or employees shall be liable to anyone for any error of judgment, or for any act done or step taken or omitted to be taken by it (or any of its directors, officers of employees), or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection herewith, unless such action constitutes willful misconduct, gross negligence or reckless disregard of its duties hereunder.
(l)
The Collateral Administrator shall not be deemed to have notice of any fact, claim or demand with respect hereto unless actually known by a Responsible Officer of the Collateral
Administrator or unless (and then only to the extent) received in writing by the Collateral
Administrator and specifically referencing this Agreement.
(m)
The permissive right of the Collateral Administrator to take any action hereunder shall not be construed as a duty.
(n)
All indemnifications contained in this Agreement in favor of the Collateral
Administrator shall survive the termination of this Agreement or any resignation or removal of the Collateral Administrator.
(o)
The Collateral Administrator shall not be responsible for the accuracy or content of any certificate, statement, direction or opinion furnished to it in connection with this
Agreement or any other Facility Document or Related Document. The Collateral Administrator
shall not have any responsibility for filing or recording any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted by any Person under any Facility Document or Related Document. Other than as expressly set forth herein, the Collateral Administrator shall not be responsible to any
Person for any recitals, statements, information, representations or warranties regarding the
Borrower or the Collateral or in any document, certificate or other writing delivered in connection herewith or therewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectability, priority or sufficiency of thereof or any such other document or the financial condition of any Person or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions related to any
Person or the existence or possible existence of any Default or Event of Default. Other than as

771643024 22723957
expressly set forth herein, the Collateral Administrator shall not have any obligation whatsoever to any Person to assure that any collateral exists or is owned by any Person or is cared for, protected or insured or that any liens have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise or to continue exercising at all or in any manner or under any duty of care, disclosure or fidelity any of the rights, authorities and powers granted or available with respect thereto.
(p)
The Borrower and the Collateral Manager shall use commercially reasonable efforts to cooperate with the Collateral Agent and/or the Collateral Administrator in connection with the matters described herein, including in respect of the confirmation of calculations required under Section 8.06 hereof or as otherwise reasonably requested by the Collateral Agent or the Collateral Administrator hereunder. Without limiting the generality of the foregoing the
Collateral Manager shall supply in a timely fashion any information maintained by it, including, without limitation, the classification or characterization of each Collateral Loan or related
Obligor that the Collateral Administrator may from time to time reasonably request with respect to the Collateral Loans or obligors or reasonably need to perform the confirmations described above. Nothing herein shall obligate the Collateral Administrator to determine (i) the type, classification or characterization of any Collateral Loan or related Obligor, or (ii) the Advance
Rate or Aggregate Collateral Balance of any Collateral Loan or EBITDA of any related Obligor or market value of any Collateral Loan, any such determination in each case being based exclusively upon notification it receives from the Collateral Manager.
For purposes of
monitoring rating changes by the rating agencies, the Collateral Administrator shall be entitled to use and rely (in good faith) exclusively upon any reputable electronic financial information reporting service (including the Bloomberg wire service), and shall have no liability for any inaccuracies in the information reported by, or other errors or omissions of, any such service.
Section 15.04.Termination of Collateral Administrator.
(a) At the option of the
Borrower (with the prior written consent or at the direction of the Administrative Agent prior to the Collection Date), the Collateral Administrator may be terminated upon at least ten Business
Days’ written notice of termination from the Borrower to the Collateral Administrator and the
Administrative Agent if ~~any~~either of the following events shall occur:
~~(i)~~ (1) The Collateral Administrator shall, in violation of its duty of care hereunder, default in the performance of any of its material duties under this Agreement and shall not cure such default within thirty days (or, if such default cannot be cured in such time, the Collateral Administrator shall not have given within thirty days such assurance of cure as shall be reasonably satisfactory to the Borrower and the
Administrative Agent and cured such default within the time so assured); or
~~(ii)~~ (2) an Insolvency Event relating to the Collateral Administrator occurs.
If an event specified in clause (~~ii~~2) shall occur, the Collateral Administrator shall give written notice thereof to the Collateral Manager, the Administrative Agent and the Borrower within ten
(10) Business Days after the occurrence of such event. The Collateral Administrator may be removed, with or without cause, by the Administrative Agent, with the consent of the Borrower

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(if such removal is without cause) so long as no Event of Default has occurred and is continuing, by at least 30 days’ notice given in writing to the Collateral Administrator.
(b)
Except when the Collateral Administrator shall be removed pursuant to subsection (a) of this Section 15.04 or shall resign pursuant to subsection (c) of this Section
15.04, no removal or resignation of the Collateral Administrator shall be effective until the date as of which a successor collateral administrator reasonably acceptable to the Administrative
Agent, the Borrower and the Collateral Manager shall have agreed in writing to assume all of the
Collateral Administrator’s duties and obligations pursuant to this Agreement and shall have executed and delivered an agreement in form and content reasonably satisfactory to the
Administrative Agent, the Borrower, the Collateral Manager and the Collateral Agent. Upon any
resignation or removal of the Collateral Administrator hereunder, the Borrower shall promptly, and in any case within thirty (30) days after the related notice of resignation or removal, appoint a qualified successor to act as collateral administrator hereunder and cause such successor collateral administrator to execute and deliver an agreement accepting such appointment as described in the preceding sentence. If the Borrower fails to appoint such a qualified successor which duly accepts its appointment by properly executing and delivering such an agreement within such time, the retiring Collateral Administrator shall be entitled to petition a court of competent jurisdiction for the appointment of a successor to serve as collateral administrator hereunder and shall be indemnified pursuant to Section 15.03(c) for the reasonable costs and expenses thereof.
(c)
Notwithstanding the foregoing, the Collateral Administrator may resign at any time by giving written notice thereof to the Borrower, the Administrative Agent, the Collateral
Manager and the Lenders not less than 90 days prior to such resignation.
(d)
Any corporation, organization or entity into which the Collateral Administrator may be merged or converted or with which it may be consolidated, or any corporation, organization or entity resulting from any merger, conversion or consolidation to which the
Collateral Administrator shall be a party, or any corporation, organization or entity succeeding to all or substantially all of the collateral administration business of the Collateral Administrator, shall be the successor of the Collateral Administrator hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto.
Section 15.05. Representations and Warranties of the Collateral Administrator. The
Collateral Administrator hereby represents and warrants to the Collateral Manager and the
Borrower as follows:
(i)
The Collateral Administrator is a limited partnership duly organized, validly existing and in good standing under the Laws of the State of Texas and has full limited partnership power and authority to execute, deliver and perform this Agreement and all obligations required hereunder and has taken all necessary limited partnership action to authorize this Agreement on the terms and conditions hereof, the execution, delivery and performance of this Agreement and all obligations required hereunder. No license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any Governmental Authority, except those that have been obtained, is required by the Collateral Administrator in connection with this

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Agreement or the execution, delivery, performance, validity or enforceability of this
Agreement and the obligations imposed upon it hereunder. When executed and delivered by the Collateral Administrator and the other parties hereto, this Agreement will constitute the legal, valid and binding obligations of the Collateral Administrator enforceable against the Collateral Administrator in accordance with its terms subject, as to enforcement, (a) to the effect of bankruptcy, insolvency or similar Laws affecting generally the enforcement of creditors’ rights as such Laws would apply in the event of any bankruptcy, receivership, insolvency or similar event applicable to the Collateral
Administrator and (b) to general equitable principles (whether enforceability of such principles is considered in a proceeding at law or in equity).
(ii) The execution, delivery and performance of this Agreement and the documents and instruments required hereunder will not violate any provision of
Applicable Law, or the articles of association or by-laws, as amended, of the Collateral
Administrator.
Section 15.06. Successors and Assigns. This Agreement shall inure to the benefit of, and be binding upon, the successors and assigns of the Collateral Administrator; provided, however, that the Collateral Administrator may not assign its rights and obligations hereunder without the prior written consent of the Collateral Manager, the Administrative Agent and the
Borrower. Notwithstanding the foregoing, the Collateral Administrator consents to the pledge of its rights under this Agreement by the Borrower to the Collateral Agent, as provided in the granting language set forth in Section 7.01.
Section 15.07. Joint Venture~~Joint Venture~~. Nothing contained in this Agreement (i)
shall constitute the Borrower, the Collateral Administrator, the Agents and the Collateral
Manager as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.
ARTICLE XVI
MISCELLANEOUS
Section 16.01. No Waiver; Modifications in Writing. (a) No failure or delay on the part of any Secured Party exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver of any provision of this Agreement or any other Facility Document, and any consent to any departure by any party to this Agreement or such other Facility Document from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Borrower or the Collateral Manager in any case shall entitle the Borrower or the Collateral Manager to any other or further notice or demand in similar or other circumstances.

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(b)  Except as otherwise provided in this Agreement, including, without limitation, in
Section 2.11 with respect to the implementation of a Benchmark Replacement or Conforming
Changes (as set forth therein), no amendment, modification, supplement or waiver of this
Agreement shall be effective unless signed by the Borrower, the Collateral Manager, the
Administrative Agent and the Required Lenders, provided that:
(i)
Lenders;
any Fundamental Amendment shall require the written consent of all
(ii)
no such amendment, modification, supplement or waiver shall amend, modify or otherwise affect the rights or duties of any Agent, the Custodian, the Document
Custodian or the Collateral Administrator hereunder without the prior written consent of such Agent, Custodian, Document Custodian or Collateral Administrator, as the case may be; and
(iii)  no amendment, modification, supplement or waiver shall amend, modify or otherwise affect the rights or duties of the Swingline Lender hereunder without the prior written consent of the Swingline Lender.
(c)
Notwithstanding anything to the contrary herein (other than Section 2.18), in connection with the increase of the Commitments hereunder, only the consent of the Lender increasing its Commitment (or providing a new Commitment) shall be required for any amendment or Facility Amount Increase Agreement that affects such increase in Commitments.
(d)
any right to
Notwithstanding anything to the contrary herein, no Defaulting Lender shall have approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting
Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any
Defaulting Lender more adversely than other affected Lenders shall require the consent of such
Defaulting Lender.
Section 16.02. Notices, Etc. Except where telephonic instructions are authorized herein to be given, all notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto shall be in writing and shall be personally delivered or sent by registered, certified or express mail, postage prepaid, or by facsimile transmission, or by prepaid courier service, or by electronic mail (of a .pdf or other similar file if the recipient has provided an email address in Schedule 5), and shall be deemed to be given for purposes of this
Agreement on the day that such writing is received by the intended recipient thereof in accordance with the provisions of this Section 16.02. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section 16.02, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses (or to their respective facsimile numbers or email

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addresses) indicated in Schedule 5, and, in the case of telephonic instructions or notices, by calling the telephone number or numbers indicated for such Person in Schedule 5.
Each of the Collateral Agent, the Custodian, the Document Custodian and the Collateral
Administrator agrees to accept and act upon instructions or directions pursuant to this
Agreement, any other Facility Document, or any Related Document or any document executed in connection herewith or therewith sent by unsecured email (or a .pdf or other similar file), facsimile transmission or other similar unsecured electronic methods; provided, however, that any person providing such instructions or directions shall provide an incumbency certificate listing persons designated to provide such instructions or directions as such incumbency certificate may be supplemented from time to time. If any person elects to give the Collateral
Agent, the Custodian, the Document Custodian and the Collateral Administrator email or facsimile instructions (or instructions by a similar electronic method) and the Collateral Agent, the Custodian, the Document Custodian and the Collateral Administrator in its discretion elects to act upon such instructions, the Collateral Agent’s, the Custodian’s, the Document Custodian’s
and the Collateral Administrator’s reasonable understanding of such instructions shall be deemed controlling. None of the Collateral Agent, the Custodian, the Document Custodian and the
Collateral Administrator shall be liable for any losses, costs or expenses arising directly or indirectly from its reliance upon and compliance with such instructions notwithstanding such instructions conflicting with or being inconsistent with a subsequent written instruction. Any person providing such instructions or directions acknowledges and agrees that there may be more secure methods of transmitting such instructions than the method(s) selected by it and agrees that the security procedures (if any) to be followed in connection with its transmission of such instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances.
Section 16.03.Taxes~~.~~ .
(a)  Any and all payments by the Borrower to or for the account of any Secured Party under any Facility Document shall be made free and clear of and without deduction or withholding for any and all present or future Taxes with respect thereto, unless required by
Applicable Law. If any Applicable Law (as determined in the good faith discretion of the
Borrower or the Administrative Agent) requires the deduction or withholding of any Tax from any such payment by the Borrower, the Collateral Agent or the Administrative Agent, then the
Borrower, the Collateral Agent or the Administrative Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law and, if such Tax is an
Indemnified Tax, then the sum payable by the Borrower shall be increased as may be necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 16.03) the applicable
Secured Party receives an amount equal to the sum it would have received had no deductions or withholding of Indemnified Taxes been made.
(b)
The Borrower agrees to timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.

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(c)
The Borrower agrees to indemnify each Secured Party, within 10 days after demand therefor, for (i) the full amount of Indemnified Taxes (including any Indemnified Taxes imposed or asserted by any jurisdiction on or attributable to amounts payable under this Section
16.03) payable or paid by any Secured Party or required to be withheld or deducted from a payment to such Secured Party and (ii) any reasonable liability arising from Indemnified Taxes or with respect thereto, in each case whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant taxing Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Secured Party (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of another Secured Party, shall be conclusive absent manifest error.
(d)
Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such
Indemnified Taxes and without limiting the obligation of the Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 16.06(c)(ii) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such
Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Facility Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant
Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Facility Document or otherwise payable by the Administrative
Agent to the Lender from any other source against any amount due to the Administrative Agent under this Section 16.03(d).
(e)
As soon as practicable after the date of any payment of Taxes by the Borrower to any Governmental Authority pursuant to this Section 16.03, the Borrower will furnish to the
Administrative Agent the original or a certified copy of a receipt issued by the relevant
Governmental Authority evidencing payment thereof (or other evidence of payment as may be reasonably satisfactory to the Administrative Agent).
(f)
If any Secured Party in its sole discretion, but acting in good faith, determines that it has received a refund of any Indemnified Taxes with respect to which it has been indemnified pursuant to this Section 16.03 (including by the payment of additional amounts pursuant to
Section 16.03(a)), such Secured Party shall reimburse the Borrower (or the Collateral Manager, as applicable) such amount of any refund received (net of all out-of-pocket expenses (including
Taxes) incurred and without interest (other than any interest paid by the relevant Governmental
Authority with respect to such refund)) as such Secured Party shall determine in its sole discretion, but acting in good faith, to be attributable to the relevant Indemnified Taxes; provided that in the event that such Secured Party is required to repay such refund (plus any penalties, interest, or other charges imposed by the relevant taxing authority) to the relevant taxing authority, the Borrower agrees to return the refund to such Secured Party. Notwithstanding anything to the contrary in this Section 16.03(f), in no event will any Secured Party be required to pay any amount to an indemnifying party pursuant to this Section 16.03(f) the payment of which would place such Secured Party in a less favorable net after-Tax position than such

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Secured Party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. Unless required by
Applicable Law, at no time shall any Agent have any obligation to file for or otherwise pursue on behalf of a Lender, or have any obligation to pay to any Lender, any refund of Taxes withheld or deducted from funds paid for the account of such Lender, as the case may be.
(g)
(i) Any Lender that is entitled to an exemption from or reduction of withholding
Tax with respect to payments made under any Facility Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the
Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the Borrower or the Administrative
Agent as will enable the Borrower or the Administrative Agent to determine whether or not such
Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Sections
16.03(g)(ii), (iii) and (v) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.
(ii)
Without limiting the generality of Section 16.03(g)(i), each Lender that is a U.S. Person shall, on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the
Borrower or any Agent), deliver to the Borrower and each Agent, two accurate, complete and signed copies of U.S. Internal Revenue Service Form W-9 or any successor form, certifying that such Lender is entitled to an exemption from U.S. backup withholding tax.
(iii)
Without limiting the generality of Section 16.03(g)(i), each Lender that is not a U.S. Person (a “Non-U.S. Lender”) shall, to the extent it is legally entitled to do so, deliver to the Borrower and each Agent, on or prior to the date on which such Non-U.S.
Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or any Agent), two accurate, complete and signed copies of whichever of the following is applicable:
(A)  in the case of a Non-U.S. Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Facility Document, executed copies of U.S.
Internal Revenue Service Form W-8BEN-E (or W-8BEN, as applicable)
establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Facility Document, U.S. Internal Revenue
Service Form W-8BEN-E (or W-8BEN, as applicable) establishing an exemption

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from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;
(B)
executed copies of U.S. Internal Revenue Service Form W-8ECI;
(C)
in the case of a Non-U.S. Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate to the effect that such Non-U.S. Lender is not a “bank” within the meaning of
Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax
Compliance Certificate”) and (y) executed copies of U.S. Internal Revenue
Service Form W-8BEN-E (or W-8BEN, as applicable); or
(D)
to the extent a Non-U.S. Lender is not the beneficial owner, executed copies of U.S. Internal Revenue Service Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN-E (or W-8BEN, as applicable), a U.S.
Tax Compliance Certificate, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Non-U.S. Lender is a partnership and one or more direct or indirect partners of such Non-U.S. Lender are claiming the portfolio interest exemption, such Non-U.S. Lender may provide a U.S. Tax Compliance Certificate on behalf of each such direct and indirect partner.
(iv)
Each Non-U.S. Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Agents (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Non-U.S. Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the
Borrower or any Agent), executed copies of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit the Borrower or the Agents to determine the withholding or deduction required to be made.
(v)
If a payment made to a Lender under any Facility Document would be subject to U.S. federal withholding tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable and for purposes of this Section
16.03(g)(v), any intergovernmental agreement entered into with the United States in connection with the implementation of such Sections and any legislation, regulations or official guidance implementing such an intergovernmental agreement), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by
Law and at such time or times reasonably requested by the Borrower or the
Administrative Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under

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FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment.
Solely for purposes of this Section 16.03(g)(v), “FATCA” shall include any amendments made to FATCA after the Closing Date.
(vi)
To the extent legally entitled to do so, each Lender agrees that, from time to time after the Closing Date, such Lender shall deliver the forms described above, as applicable, as promptly as practicable after (A) receipt of a reasonable written request therefor from the Borrower or an Agent or (B) when a lapse in time or change in circumstance renders a previously provided form or certificate obsolete or inaccurate.
Notwithstanding any other provision of this Section 16.03, a Lender shall not be required to deliver any form after the Closing Date pursuant to this Section 16.03(g) that such
Lender is not legally able to deliver.
(h)
If any Lender requires the Borrower to pay any Indemnified Taxes or additional amount to such Lender or any Governmental Authority for the account of such Lender pursuant to this Section 16.03, then such Lender shall (at the request of the Borrower) use reasonable efforts to designate a different lending office for funding or booking its Advances hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if such
Lender determines, in its sole discretion, that such designation or assignment (i) would eliminate or reduce amounts payable pursuant to this Section 16.03 in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.
(i)
Nothing in this Section 16.03 shall be construed to require any Secured Party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the Borrower or any other Person.
(j)
Without prejudice to the survival of any other agreement hereunder, the agreements and obligations contained in this Section 16.03 shall survive the termination of this
Agreement.
Section 16.04.Costs and Expenses; Indemnification~~.~~ .
(a)  The Borrower agrees to promptly pay on demand all reasonable and documented out-of-pocket costs and expenses of the Agents, the Custodian, the Document Custodian and
Citibank in any other capacity in connection with the preparation, review, negotiation, reproduction, execution and delivery of this Agreement and the other Facility Documents and the performance of their duties under the Facility Documents, including the reasonable and documented fees and disbursements of one outside counsel for the Administrative Agent and the
Lenders, collectively, and outside counsel for the Collateral Agent, the Custodian, the Document
Custodian and the Collateral Administrator, costs and expenses of creating, perfecting, releasing or enforcing the Collateral Agent’s security interests in the Collateral, including filing and recording fees, expenses, search fees, UCC filing fees and the equivalent thereof in any foreign jurisdiction, if applicable, and all other related fees and expenses in connection therewith; and in connection with the administration and any waiver, consent, modification or amendment or

771643024 22723957
similar agreement in respect of this Agreement or any other Facility Document and advising the
Agents, the Custodian, the Document Custodian, the Collateral Administrator and the Lenders as
to their respective rights, remedies and responsibilities. Further, the Borrower agrees to promptly pay on demand all reasonable and documented costs and expenses of each of the Secured Parties in connection with the enforcement of this Agreement or any other Facility Document, including all reasonable and documented costs and expenses incurred by the Secured Parties in connection with the preservation, collection, foreclosure or enforcement of the Collateral subject to the
Facility Documents or any interest, right, power or remedy of the Secured Parties or in connection with the collection or enforcement of any of the Obligations or the proof, protection, administration or resolution of any claim based upon the Obligations in any insolvency proceeding, including all reasonable fees and disbursements of attorneys, accountants, auditors, consultants, appraisers and other professionals engaged by any of the Secured Parties. Without prejudice to its rights hereunder, the expenses and the compensation for the services of the
Secured Parties are intended to constitute expenses of administration under any applicable bankruptcy Law. For the avoidance of doubt, this Section 16.04(a) shall not apply to Taxes, other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim, which shall be covered by Section 16.03.
(b)
The Borrower agrees to indemnify and hold harmless each Secured Party and each of their Affiliates and the respective officers, directors, employees, agents, managers of, and any
Person controlling any of, the foregoing (each, an “Indemnified Party”) from and against any and all Liabilities that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of the execution, delivery, enforcement, performance, administration of or otherwise arising out of or incurred in connection with this Agreement, any other Facility Document, any Related Document or any transaction contemplated hereby or thereby (and regardless of whether or not any such transactions are consummated), including any such Liability that is incurred or arises out of or in connection with, or by reason of any one or more of the following: (i) preparation for a defense of any investigation, litigation or proceeding arising out of, related to or in connection with this
Agreement, any other Facility Document, any Related Document or any of the transactions contemplated hereby or thereby; (ii) any breach of any covenant by the Borrower, the Parent or the Collateral Manager contained in any Facility Document; (iii) any representation or warranty made or deemed made by the Borrower, the Parent or the Collateral Manager contained in any
Facility Document or in any certificate, statement or report delivered in connection therewith is false or incorrect; (iv) any failure by the Borrower, the Parent or the Collateral Manager to
comply with any Applicable Law or contractual obligation binding upon it; (v) any failure to vest, or delay in vesting, in the Collateral Agent (for the benefit of the Secured Parties) a perfected security interest in all of the Collateral free and clear of all Liens (other than Permitted
Liens); (vi) any action or omission, not expressly authorized by the Facility Documents, by the
Borrower, the Parent, or any of their respective Affiliates which has the effect of impairing the validity or enforceability of the Collateral or the rights of the Agents or the other Secured Parties with respect thereto; (vii) the failure to file, or any delay in filing, financing statements, continuation statements or the equivalent thereof in any foreign jurisdiction or other similar instruments or documents under the UCC of any applicable jurisdiction or other Applicable Law with respect to any Collateral, whether at the time of any Advance or at any subsequent time;
(viii) any dispute, claim, offset or defense (other than the discharge in bankruptcy of an Obligor)
of an Obligor to the payment with respect to any Collateral (including a defense based on any

771643024 22723957
Collateral Loan (or the Related Documents evidencing such Collateral Loan) not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms, except to the extent such unenforceability is due to the bankruptcy of such Obligor), or any other claim resulting from any related property securing such Collateral Loan; (ix) the commingling of
Collections on the Collateral at any time with other funds; (x) any failure by the Borrower to give reasonably equivalent value to the applicable seller, in consideration for the transfer by such seller to the Borrower of any item of Collateral or any attempt by any Person to void or otherwise avoid any such transfer under any statutory provision or common law or equitable action, including any provision of the Bankruptcy Code; (xi) the failure of the Borrower, the Collateral
Manager or any of their respective agents or representatives to remit to the Collection Account, within two (2) Business Days of receipt, Collections on the Collateral Loans remitted to the
Borrower, the Collateral Manager or any such agent or representative as provided in this
Agreement; and (xii) any Default or Event of Default; provided that the Borrower shall not be liable (A) for any Liability or losses arising due to the deterioration in the credit quality or market value of the Collateral Loans or other Collateral hereunder, or (B) to the extent any such
Liability is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party’s gross negligence or willful misconduct; provided, further, that any payment hereunder which relates to taxes, levies, imposes, deductions, charges and withholdings, and all liabilities (including penalties, interest and expenses) with respect thereto, or additional sums described in Sections 2.09, 2.10 or 16.03, shall not be covered by this
Section 16.04(b). In no case shall the Borrower be responsible for any Indemnified Party’s lost revenues or lost profits or for any indirect, special, exemplary, punitive or consequential damages suffered by such Indemnified Party (but, for the avoidance of doubt, the Borrower shall be responsible for any liability consisting of such amount paid by an Indemnified Party to a third party).
(c)
The Collateral Manager agrees to indemnify and hold harmless each Indemnified
Party from and against any and all Liabilities that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of any one or more of the following: (i) any breach of any covenant by the Collateral Manager contained in any Facility Document; (ii) any representation or warranty made or deemed made by the Collateral Manager contained in any Facility Document or in any certificate, statement or report delivered in connection therewith is false or misleading; (iii) any failure by the Collateral
Manager to comply with any Applicable Law or contractual obligation binding upon it; (iv) any action or inaction of the Collateral Manager which causes the Collateral Agent (for the benefit of the Secured Parties) not to have a perfected security interest in all of the Collateral free and clear of all Liens (other than Permitted Liens); (v) the commingling of Collections on the Collateral at any time with other funds of the Collateral Manager; and (vi) any failure by the Collateral
Manager to remit to the Collection Account, within two (2) Business Days of receipt, Collections on the Collateral Loans remitted to the Collateral Manager; provided the Collateral Manager shall not be liable (A) for any Liability or losses arising due to the deterioration in the credit quality or market value of the Collateral Loans or other Collateral hereunder, (B) to the extent any such Liability is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party’s bad faith, gross negligence or willful misconduct; provided, further, that any payment hereunder which relates to taxes, levies, imposes, deductions, charges and withholdings, and all liabilities (including penalties, interest and expenses) with respect thereto, or additional sums described in Sections 2.09, 2.10 or 16.03,

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shall not be covered by this Section 16.04(c), or (C) if any such Liability results from a claim brought by the Collateral Manager or its Affiliates against an Indemnified Party for breach in bad faith of such Indemnified Party’s obligations hereunder or under any other Facility Document, if the Collateral Manager or such Affiliate has obtained a final and non-appealable judgment in its favor on such claim as determined by a court of competent jurisdiction. The Collateral Manager shall not have any liability hereunder to any Indemnified Party to the extent an Indemnified Party affects any settlement of a matter that is (or could be) subject to indemnification hereunder without the prior written consent of the Collateral Manager (which consent shall not be unreasonably withheld or delayed). In no case shall the Collateral Manager be responsible for any Indemnified Party’s lost revenues or lost profits or for any indirect, special, exemplary or consequential damages suffered by such Indemnified Party (but, for the avoidance of doubt, the
Collateral Manager shall be responsible for any liability consisting of such amount paid by an
Indemnified Party to a third party).
(d)
Notwithstanding the foregoing, for the avoidance of doubt, the indemnification obligations of the Borrower and the Collateral Manager set forth in this Section 16.04 supersede in its entirety the indemnification obligations of Main Street Capital Corporation set forth in
Section (D)(2) in the Engagement Letter.
Section 16.05.Execution in Counterparts. This Agreement shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature; or (iii) any other electronic signature permitted by the federal Electronic
Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic
Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the UCC (collectively, “Signature Law”), in each case to the extent applicable.
Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual
signature.Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof.This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings.
Section 16.06. Assignability~~Assignability~~. (a) Each Lender may, with the consent of the
Administrative Agent and the Borrower, assign to an assignee all or a portion of its rights and obligations under this Agreement (including all or a portion of its outstanding Advances or interests therein owned by it, together with ratable portions of its Commitment); provided that:
(i)
each of the Borrower’s and the Administrative Agent’s consent to any such assignment (x) shall not be unreasonably withheld or delayed and (y) shall not be required if the assignee is a Permitted Assignee with respect to such assignor; and

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(ii)
the Borrower’s consent to any such assignment pursuant to this Section
16.06(a) shall not be required if an Event of Default shall have occurred and is continuing
(and not been waived by the Lenders in accordance with Section 16.01).
The parties to each such assignment shall execute and deliver to the Administrative
Agent (with a copy to the Collateral Agent) an Assignment and Acceptance and the applicable tax forms required by Section 16.03(g). Notwithstanding any other provision of this Section
16.06, (A) no assignment by any Lender to the Borrower, the Parent, the Collateral Manager or
any of their respective Affiliates shall be permitted and (B) any Lender may at any time pledge or grant a security interest in all or any portion of its rights (including rights to payment of principal and interest) under this Agreement to secure obligations of such Lender, including any pledge or security interest granted to a Federal Reserve Bank, without notice to or consent of the Borrower or the Administrative Agent; provided that no such pledge or grant of a security interest shall release such Lender from any of its obligations hereunder or substitute any such pledgee or grantee for such Lender as a party hereto.
(b)
The Borrower may not assign its rights or obligations hereunder or any interest herein without the prior written consent of the Agents and the Lenders.
(c)
(i)
Any Lender may, without the consent of the Borrower, sell participations to Participants in all or a portion of such Lender’s rights and obligations under this Agreement;
provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B)
such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (C) the Borrower, the Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement, and (D) each Participant shall have agreed to be bound by this Section
16.06(c), Section 16.06(d), Section 16.06(e) and Section 16.17. Any agreement pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement may provide that such Lender will not, without the consent of the Participant, agree to any Fundamental Amendment. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 2.17 with respect to any
Participant. Sections 2.09, 2.10, and 16.03 shall apply to each Participant as if it were a Lender and had acquired its interest by assignment pursuant to clause (a) of this Section (subject to the requirements and limitations set forth in Section 16.03, including the requirements under Section
16.03(g)); provided that (1) such Participant agrees to be subject to the provisions of Section
16.06 as if it were an assignee under clause (a) of this Section 16.06 and (2) no Participant shall be entitled to any amount under Section 2.09, 2.10, or 16.03 which is greater than the amount the related Lender would have been entitled to under any such Sections or provisions if the applicable participation had not occurred.
(ii)
In the event that any Lender sells participations in any portion of its rights and obligations hereunder, such Lender as nonfiduciary agent for the Borrower shall maintain a register on which it enters the name of all Participants in the Advances held by it and the principal amount (and stated interest thereon) of the portion of the Advance which is the subject of the participation (the “Participant Register”). An Advance may

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be participated in whole or in part only by registration of such participation on the
Participant Register. The Participant Register shall be available for inspection by the
Borrower to the extent necessary for the Borrower to establish that such commitment, loan or other obligation is in registered form under Section 5f.103-1 of the United States
Treasury Regulations. The entries in a Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in such
Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the
Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.
(d)
The Administrative Agent, on behalf of and acting solely for this purpose as the nonfiduciary agent of the Borrower, shall maintain at its address specified in Schedule 5 or such other address as the Administrative Agent shall designate in writing to the Lenders, a copy of this Agreement and each Assignment and Acceptance and Lender Joinder Agreement delivered to and accepted by it and a register (the “Register”) for the recordation of the names and addresses of the Lenders and the aggregate outstanding principal amount of the outstanding
Advances maintained by each Lender under this Agreement (and any stated interest thereon).
The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agents and the Lenders shall treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice. An Advance may be assigned or sold in whole or in part only by registration of such assignment or sale on the Register and in accordance with this
Section 16.06. The Administrative Agent shall update and furnish to the Collateral Agent, the
Collateral Administrator and the Borrower from time to time at the request of the Collateral
Agent or the Borrower an updated version of Schedule 1 reflecting the then-current allocation of the Commitments.
(e)
Document,
purchaser”
Notwithstanding anything to the contrary set forth herein or in any other Facility each Lender hereunder, and each Participant, must at all times be a “qualified as defined in the Investment Company Act (a “Qualified Purchaser”) and a
“qualified institutional buyer” as defined in Rule 144A under the Securities Act (a “QIB”). Each
Lender represents to the Borrower, (i) on the date that it becomes a party to this Agreement
(whether by being a signatory hereto or by entering into an Assignment and Acceptance or
Lender Joinder Agreement) and (ii) on each date on which it makes an Advance hereunder, that it is a Qualified Purchaser and a QIB. Each Lender further agrees that it shall not assign, or grant any participations in, any of its Advances or its Commitment to any Person unless such Person is a Qualified Purchaser and a QIB.
Section 16.07.Governing Law~~Governing Law~~.
THIS AGREEMENT AND THE
RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE
OF NEW YORK.
Section 16.08.Severability of Provisions. Any provision of this Agreement or any other
Facility Document which is prohibited or unenforceable in any jurisdiction shall, as to such

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jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.
Section 16.09. Confidentiality~~Confidentiality~~. (a) Each Secured Party agrees to keep confidential all non-public information provided to it by the Borrower or the Collateral Manager with respect to the Borrower, its Affiliates, the Collateral, the Obligors, the Collateral Manager
or any other information furnished to any Secured Party pursuant to this Agreement or any other
Facility Document (collectively, the “Borrower Information”); provided that nothing herein shall prevent any Secured Party from disclosing any Borrower Information (a) in connection with this Agreement and the other Facility Documents and not for any other purpose, (x) to any
Secured Party or any Affiliate or branch of a Secured Party, or (y) any of their respective
Affiliates, employees, directors, agents, attorneys, accountants and other professional advisors
(collectively, the “Secured Party Representatives”), it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Borrower
Information and instructed to keep such Borrower Information confidential, (b) subject to an agreement to comply with the provisions of this Section and to use the Borrower Information only in connection with this Agreement and the other Facility Documents and not for any other purpose, to any actual or bone fide prospective permitted assignees and Participants in any of the
Secured Parties’ interests under or in connection with this Agreement, (c) to any Governmental
Authority with jurisdiction over any Secured Party or any of its Affiliates or any Secured Party
Representative, (d) in response to any order of any court or other Governmental Authority or as may otherwise be required to be disclosed pursuant to any Applicable Law (provided that such
Secured Party will, to the extent permitted by law, endeavor to promptly notify the Borrower and the Collateral Manager in advance of such pending disclosure), (e) that is a matter of general public knowledge or that has heretofore been made available to the public by any Person other than any Secured Party or any Secured Party Representative, (f) in connection with the exercise of any remedy hereunder or under any other Facility Document or any action or proceeding relating to this Agreement or any other Facility Document or the enforcement of rights hereunder or thereunder, (g) to the extent required or requested by any Governmental Authority purporting to have jurisdiction over such Person or its Secured Party Representatives (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (h) on a
confidential basis to (i) any rating agency in connection with rating the Borrower or the credit facilities provided hereunder or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers or other market identifiers with respect to the credit facilities provided hereunder, or (i) with the consent of the Borrower or the
Collateral Manager.
(b)
~~(b)~~
Notwithstanding  the  foregoing,  for  the  avoidance  of  doubt,  the confidentiality provision set forth in this Section 16.09 supersede in its entirety the confidentiality provisions set forth in Section (E)(7) in the Engagement Letter.
Section 16.10.Merger~~Merger~~.
This Agreement and the other Facility Documents
executed by the Administrative Agent or the Lenders taken as a whole incorporate the entire agreement between the parties hereto and thereto concerning the subject matter hereof and

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thereof and this Agreement and such other Facility Documents supersede any prior agreements among the parties relating to the subject matter thereof.
Section 16.11. Survival~~Survival~~. All representations and warranties made hereunder, in the other Facility Documents and in any certificate delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery of this Agreement and the making of the Advances hereunder. The agreements in Sections 2.04(f), 2.09, 2.10, 2.12,
12.04, 16.03, 16.04, 16.09, 16.16, 16.18 and 16.19 and this Section 16.11 shall survive the termination of this Agreement in whole or in part and the payment in full of the principal of and interest on the Advances, any foreclosure under, or modification, release or discharge of, any or all of the Facility Documents and the resignation or replacement of any Agent.
Section 16.12.Submission to Jurisdiction; Waivers; Service of Process; Etc.Each
party hereto hereby irrevocably and unconditionally:
(a)  submits for itself and its property in any legal action or proceeding relating to this
Agreement or the other Facility Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern
District of New York sitting in New York County, and the appellate courts of any of them;
(b)
consents that any such action or proceeding may be brought in any court described in Section 16.12(a) and waives to the fullest extent permitted by Applicable Law any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;
(c)
each  party  hereto  (other  than  the  Collateral  Agent  and  the  Collateral
Administrator) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address set forth in Schedule 5 or at such other address as may be permitted thereunder;
(d)
agrees that nothing herein shall affect the right to effect service of process, summons, notices and documents in any other manner permitted by Applicable Law; and
(e)
waives, to the maximum extent not prohibited by Law, any right it may have to claim or recover in any legal action or proceeding against any Secured Party arising out of or relating to this Agreement or any other Facility Document any special, exemplary, punitive or consequential damages, provided that nothing in this sentence shall diminish the indemnification obligations of the Borrower in the event any third party claim includes such damages.
Section 16.13. Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY
IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL
ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER
FACILITY DOCUMENT OR FOR ANY COUNTERCLAIM HEREIN OR THEREIN OR
RELATING HERETO OR THERETO.

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Section 16.14.Right of Setoff; Payments Pro Rata~~.~~ .
(a)
Subject to Section 9.01(a), if an Event of Default shall have occurred, each
Lender and each of their respective branches and Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by Applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender or any such branch or Affiliate to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement or any other
Facility Document to such Lender or their respective branches or Affiliates, irrespective of whether or not such Lender, branch or Affiliate shall have made any demand under this
Agreement or any other Facility Document and although such obligations of the Borrower may be contingent or unmatured or are owed to a branch, office or Affiliate of such Lender different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness;
provided, that in the event that any Defaulting Lender shall exercise any such right of setoff, (x)
all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.16 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each
Lender and their respective branches and Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender or their respective branches or Affiliates may have.
Each Lender agrees to notify the Borrower and the
Administrative Agent promptly after any such setoff and application, provided, that the failure to give such notice shall not affect the validity of such setoff and application.
(b)
Each of the Lenders agrees that, if it should receive any amount under this
Agreement or any other Facility Document (whether by voluntary payments, by realization upon security, by the exercise of the right of setoff or banker’s lien, by counterclaim or cross action, by the enforcement of any right under the Facility Documents, or otherwise) which is applicable to the payment of the principal of, or interest on, the Advances or fees, of a sum which with respect to the related sum or sums received by other Lenders is in a greater proportion than the total of such Obligation then owed and due to such Lender bears to the total of such Obligation then owed and due to all of the Lenders immediately prior to such receipt, then such Lender receiving such excess payment shall purchase for cash without recourse or warranty from the other Lenders an interest in the Obligations to such other Lenders in such amount as shall result in a proportional participation by all of the Lenders in such disproportionate sum received; provided that if all or any portion of such excess amount is thereafter recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.
Section 16.15. Waiver of Setoff. Each of the Borrower and the Collateral Manager
hereby waives any right of setoff it may have or to which it may be entitled under this Agreement from time to time against any Lender or its assets.

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Section 16.16. PATRIOT Act Notice. Each Agent, each Lender, the Custodian, the
Document Custodian and the Collateral Administrator hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law on
October 26, 2001)) (the “PATRIOT Act”), it is required to obtain, verify, record and update information that identifies the Borrower, which information includes the name and address of the
Borrower and other information that will allow such Person to identify the Borrower in accordance with the PATRIOT Act. The Borrower shall provide to the extent commercially reasonable, such information and take such actions as are reasonably requested by such Person in order to assist such Person in maintaining compliance with the PATRIOT Act.
Section 16.17. Legal Holidays~~Legal Holidays~~. In the event that the date of any Payment
Date, date of prepayment of Advances or the Final Maturity Date shall not be a Business Day, then notwithstanding any other provision of this Agreement or any other Facility Document, payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of any such Payment Date, date of prepayment or Final Maturity Date, as the case may be, and interest shall accrue on such payment for the period from and after any such nominal date to but excluding such next succeeding Business Day.
Section 16.18. Non-Petition~~Non-Petition~~. The Collateral Manager and each Secured
Party hereby agrees not to institute against, or join, cooperate with or encourage any other Person in instituting against, the Borrower any bankruptcy, reorganization, receivership, arrangement, insolvency, moratorium or liquidation proceeding or other proceeding under federal or state bankruptcy or similar Laws until at least one year and one day, or if longer the applicable preference period then in effect plus one day, after the payment in full of all outstanding
Obligations and the termination of all Commitments; provided that nothing in this Section 13.17 shall preclude, or be deemed to prevent, any Secured Party (a) from taking any action prior to the expiration of the aforementioned one year and one day period, or, if longer, the applicable preference period then in effect, in (i) any case or proceeding voluntarily filed or commenced by the Borrower or (ii) any involuntary insolvency proceeding filed or commenced against the
Borrower by a Person other than any such Secured Party, or (b) from commencing against the
Borrower or any properties of the Borrower any legal action which is not a bankruptcy, reorganization, receivership, arrangement, insolvency, moratorium or liquidation proceeding or other proceeding under federal or state bankruptcy or similar laws. The provisions of this
Section 16.18 shall survive the termination of this Agreement.
Section 16.19. Acknowledgement and Consent to Bail-In of Affected Financial
Institutions. Notwithstanding anything to the contrary in any Facility Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an Affected Financial Institution arising under any Facility Document, to the extent such liability is unsecured, may be subject to the
Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

771643024 22723957
(a)
the application of any Write-Down and Conversion Powers by the applicable
Resolution Authority to any such liabilities arising hereunder which may be payable to it by any
Lender that is an Affected Financial Institution; and
(b)
the effects of any Bail-in Action on any such liability, including, if applicable:
(i)
a reduction in full or in part or cancellation of any such liability;
(ii)
a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Facility Document; or
(c)
the variation of the terms of such liability in connection with the exercise of the
Write-Down and Conversion Powers of the applicable Resolution Authority.
Section 16.20. Acknowledgement Regarding Any Supported QFCs. To the extent that the Facility Documents provide support, through a guarantee or otherwise, for any agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported
QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the
Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported
QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the
Facility Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):
(a)
In the event a Covered Entity that is party to a Supported QFC (each, a “Covered
Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special
Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the
United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the
Facility Documents that might otherwise apply to such Supported QFC or any QFC Credit
Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution
Regime if the Supported QFC and the Facility Documents were governed by the laws of the
United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit
Support.

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(b)
As used in this Section 16.20, the following terms have the following meanings:
“BHC Act Affiliate” of a party shall mean an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Covered Entity” means any of the following:
(i)
a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §252.82(b);
(ii)
a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §47.3(b); or
(iii)
a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §382.2(b).
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§252.81, 47.2 or 382.1, as applicable.
“QFC” shall have the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
[Signature Pages to Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.
MSCC FUNDING I, LLC, as Borrower
By:
Name:
Title:
MAIN STREET CAPITAL CORPORATION, as Collateral
Manager
By:
Name:
Title:
4
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TRUIST BANK, as Administrative Agent
By:
Name:
Title:
TRUIST BANK, as Lender and Swingline Lender
By:
Name:
Title:
APPLE BANK ~~FOR SAVINGS~~, as Lender
By:
Name:
Title:
ZIONS BANCORPORATION N.A. DBA AMEGY BANK, as
Lender
By:
Name:
Title:
FIRST FINANCIAL BANK, as Lender
By:
Name:
Title:
WESTERN ALLIANCE BANK, as Lender
By:
Name:
Title:
EVERBANK, N.A., as Lender
4
771643024 22723957
By:
Name:
Title:
4
771643024 22723957
CITIBANK, N.A., as Collateral Agent
By:
Name:
Title:
CITIBANK, N.A., as Custodian
By:
Name:
Title:
VIRTUS GROUP, LP, as Collateral Administrator
By: Rocket Partners Holdings, LLC, its General
Partner
By:
Name:
Title:
CITIBANK, N.A., as Document Custodian
By:
Name:
Title:
4
771643024 22723957
~~FINAL FORM~~
Schedule 1
Initial Commitments and Percentages
Lender
Commitment
Percentage
Truist Bank
$300,000,000
~~10.42~~50.00000000%
Western Alliance Bank
$160,000,000
~~6.25~~26.66666667%
EverBank
$75,000,000
12.50000000%
Apple Bank
$25,000,000
4.16666667%
First Financial Bank
$25,000,000
4.16666667%
Zions Bancorporation N.A. dba
Amegy Bank
$15,000,000
2.50000000%
Total:
$~~240,000,000~~600,000,0
100%
00
771689339 22723957
~~Truist Bank$200,000,00083.33%~~